INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act Of 1934 (Amendment No._______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2)).
[ ]	Preliminary proxy statement.
[X]	Definitive Proxy Statement
[ ]	Definitive additional materials.
[ ]	Soliciting material under Rule 14a-12

AMERICAN NATIONAL FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[X]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

$12,671.53

(2)	Form, Schedule or Registration Statement No.:

Form S-4 333-103067

(3)	Filing Party:

Fidelity National Financial, Inc.

(4)	Date Filed:

February 10, 2003

PROSPECTUS OF	PROXY STATEMENT OF

FIDELITY NATIONAL FINANCIAL, INC.	ANFI, INC.

MERGER PROPOSAL

YOUR VOTE IS VERY IMPORTANT

To the Shareholders of ANFI, Inc.:

      The Board of Directors of ANFI, Inc., formerly American National Financial, Inc. (“ANFI”), by unanimous vote of its disinterested directors has approved an agreement and plan of merger with Fidelity National Financial, Inc. (“FNF”) whereby FNF will acquire ANFI through a merger of ANFI into a wholly-owned subsidiary of FNF (the “Merger”). In order to complete the Merger, ANFI must obtain the approval of its shareholders. ANFI believes that this Merger will benefit its shareholders and asks for your support in voting for the Merger proposal at ANFI’s special meeting.

      Under the terms of the Agreement and Plan of Merger, dated as of January 9, 2003 (the “Merger Agreement”), ANFI will merge into a wholly-owned subsidiary of FNF, with such wholly-owned subsidiary of FNF emerging as the surviving corporation. In the Merger, each share of ANFI common stock outstanding immediately prior to the effective time of the Merger will be converted into 0.454 shares of FNF common stock. In addition, subject to certain limitations applicable to the senior executives of ANFI, outstanding ANFI stock options will be assumed by FNF. FNF shares are traded on the New York Stock Exchange under the symbol “FNF.” ANFI shares are traded on the Nasdaq National Market under the symbol “ANFI.” On February 18, 2003, the closing price of FNF common stock was $31.45 per share. On February 18, 2003, the closing price of ANFI common stock was $14.23 per share. We encourage you to obtain more recent quotations.

      After careful consideration, the ANFI Board of Directors has determined that the Merger and the transactions associated with it are fair to and in the best interests of ANFI and its shareholders and has approved the Merger Agreement. The ANFI Board of Directors recommends that you vote “FOR” the approval of the Merger and the adoption of the Merger Agreement.

      Before the Merger can be consummated, shareholders holding a majority of the outstanding shares of ANFI common stock must approve and adopt the Merger Agreement and the Merger. Shareholders of ANFI who beneficially own an aggregate of approximately 36.3% of the outstanding shares of ANFI common stock have entered into a Voting Agreement with FNF to vote all of their outstanding ANFI common stock in favor of the Merger Agreement and the Merger. After adding the shares of ANFI common stock subject to the Voting Agreement to the shares of ANFI common stock held by FNF and by William P. Foley, II, a director of ANFI and the Chairman of the Board of Directors and Chief Executive Officer of FNF, it is expected that at least approximately 64.1% of the outstanding shares of ANFI common stock as of December 31, 2002, will vote in favor of the Merger Agreement and Merger, assuring ANFI shareholder approval.

      ANFI will hold a special meeting of its shareholders on Wednesday, March 26, 2003, at 10:00 a.m. local time, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, to consider and vote on the Merger Agreement and the Merger. ANFI’s Board of Directors has fixed the close of business on February 11, 2003 as the record date for the determination of ANFI shareholders entitled to notice of, and to vote at, the ANFI special meeting.

      This document is a prospectus of FNF relating to the issuance of shares of FNF common stock in connection with the Merger and a proxy statement for ANFI to use in soliciting proxies for its special meeting.

      We strongly urge you to read and consider carefully this proxy statement/prospectus in its entirety, including the matters discussed under the section entitled “Risk Factors” beginning on page 23.

      Your vote is important. Whether or not you plan to attend the ANFI special meeting in person, please take the time to vote your shares. You may vote your shares by completing, signing and dating the enclosed proxy card and promptly returning it in the accompanying prepaid envelope.

Michael C. Lowther
Chairman of the Board and Chief Executive Officer

      Neither the Securities and Exchange Commission nor any state securities regulator has approved the FNF common stock to be issued in the Merger or determined if this proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

      This proxy statement/ prospectus is dated February 25, 2003 and is first being mailed to shareholders on or about February 25, 2003.

ANFI, INC.

1111 E. Katella Avenue, Suite 220
Orange, California 92867

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 26, 2003

To the Shareholders of ANFI, Inc.:

      We will hold a special meeting of shareholders of ANFI, Inc. at 10:00 a.m., local time, on Wednesday, March 26, 2003 at The Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes:

1. To consider and vote on a proposal to approve the Agreement and Plan of Merger dated as of January 9, 2003, by and among Fidelity National Financial, Inc., a Delaware corporation (“FNF”), ANFI Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of FNF (“Merger Sub”), and ANFI, Inc., a California corporation (“ANFI”), a copy of which is attached as Appendix A to the accompanying proxy statement/prospectus (the “Merger Agreement”).

2. To transact such other business as may properly come before the special meeting or any adjournment or postponement.

      Only shareholders of record of ANFI common stock at the close of business on February 11, 2003 are entitled to notice of, and will be entitled to vote at, the special meeting or any adjournment or postponement thereof. Approval of the Merger Agreement will require the affirmative vote of the holders of ANFI common stock representing a majority of the outstanding shares of ANFI common stock entitled to vote at the special meeting.

      YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/ PROSPECTUS AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Fernando Velez, Jr.,
Corporate Secretary

February 25, 2003

Orange, California

      PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR STOCK CERTIFICATES.

QUESTIONS AND ANSWERS ABOUT THE MERGER
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
SUMMARY
The Companies
The ANFI Special Meeting
The Merger
Comparison of Rights of ANFI Shareholders and FNF Stockholders (Page 69)
Recent Developments
Comparative Per Share Market Price Information
Selected Consolidated Financial Data (In thousands, except per share amounts)
Selected Quarterly Financial Data
Comparative Per Share Data
RISK FACTORS
Risks Related to the Merger
Difficulties associated with integrating FNF and ANFI could affect the combined company’s ability to realize cost savings.
Insurance regulators may not approve FNF’s plans to convert ANFI’s title and escrow operations to Ticor operations.
The price of FNF’s common stock may fluctuate rapidly and prevent stockholders from selling their stock at a profit.
The sale of a substantial amount of FNF common stock after the Merger could adversely affect the market price of FNF common stock.
Risks Related to FNF
FNF’s revenues may decline during periods when the demand for FNF’s products and services decreases.
As a holding company, FNF depends on distributions from its subsidiaries, and if distributions from its subsidiaries are materially impaired, FNF’s ability to declare and pay dividends may be adversely affected.
FNF’s entering into new business lines subjects it to associated risks, such as the diversion of management attention, difficulty integrating operations and lack of experience in operating such businesses.
Difficulties FNF may encounter managing its growth could adversely affect its results of operations.
FNF faces competition in its industry from traditional title insurers and from new entrants with alternative products.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
MARKET PRICE AND DIVIDEND INFORMATION
THE ANFI SPECIAL MEETING
How to Vote
Proxies
Vote by Mail
Voting at the Special Meeting
Voting on Other Matters
Revocation of Proxies
Record Date; Vote Required
Share Ownership of Management and Directors; Voting Agreement
Quorum
Expenses of Solicitation
Recommendation of the ANFI Board of Directors
Miscellaneous
THE MERGER
General
Merger Consideration
Background of the Merger
FNF Reasons for the Merger
ANFI Reasons for the Merger; Recommendation of the ANFI Board of Directors
Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to the Special Committee
Certain U.S. Federal Income Tax Consequences of the Merger
Required Regulatory Filings and Approvals
Resale of FNF Common Stock
Management and Operations Following the Merger
Interests of Certain Persons in the Merger
Indemnification and Insurance
Expenses
Pending Litigation
Accounting Treatment
THE MERGER AGREEMENT
General
Distributions with Respect to Unexchanged Shares; Transfers
Corporate Governance
Representations and Warranties
Concept of “Material Adverse Effect”
Certain Covenants
Conditions to the Merger
Termination Fee
Amendment and Waiver
RELATED PARTY TRANSACTIONS AND MATERIAL CONTACTS
DESCRIPTION OF FNF CAPITAL STOCK
COMPARISON OF RIGHTS OF ANFI SHAREHOLDERS AND FNF STOCKHOLDERS
LEGAL MATTERS
EXPERTS
SHAREHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
PART I
Item 1. Business
Item 2. Properties
Item 3. Legal Proceedings
Item 4. Submissions of Matters to a vote of Security Holders
PART II
Item 5. Market for Registrant’s Common Stock and Related Shareholder Matters
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 7A. Quantitative and Qualitative Disclosure about the Market Risk of Financial Instruments
Item 8. Financial Statements and Supplementary Data
CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENTS OF COMPREHENSIVE EARNINGS
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
PART III
Item 10. through 13.
PART IV
Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K
SIGNATURES
EXHIBIT INDEX
Chapter 13 of California General Corporation Law Dissenter’s Rights

QUESTIONS AND ANSWERS ABOUT THE MERGER	1
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	5
SUMMARY	6
The Companies	6
The ANFI Special Meeting	8
Pending Litigation	9
The Merger	9
Comparison of Rights of ANFI Shareholders and FNF Stockholders	12
Recent Developments	12
Comparative Per Share Market Price Information	13
Selected Consolidated Financial Data	14
Comparative Per Share Data	22
RISK FACTORS	23
Risks Related to the Merger	23
Because the number of FNF shares of common stock that ANFI shareholders will receive in the Merger is fixed, the value of FNF common stock at the time the ANFI shareholders receive them could be less than their value at the time of ANFI special meeting	23
The actual tax treatment of the Merger may differ from the tax treatment FNF and ANFI expect to receive	23
Difficulties associated with integrating FNF and ANFI could affect the combined company’s ability to realize cost savings	23
Insurance regulators may not approve FNF’s plans to convert ANFI’s title and escrow operations to Ticor operations	24
The price of FNF’s common stock may fluctuate rapidly and prevent stockholders from selling their stock at a profit	24
The sale of a substantial amount of FNF common stock after the Merger could adversely affect the market price of FNF common stock	24
Risks Related to FNF	24
FNF’s revenues may decline during periods when the demand for FNF’s products and services decreases	24
As a holding company, FNF depends on distributions from its subsidiaries, and if distributions from its subsidiaries are materially impaired, FNF’s ability to declare and pay dividends may be adversely affected	25
FNF’s entering into new business lines subjects it to associated risks, such as the diversion of management attention, difficulty integrating operations and lack of experience in operating such businesses	25
Difficulties FNF may encounter managing its growth could adversely affect its results of operations	25
FNF’s subsidiaries that engage in insurance related businesses must comply with additional regulations. These regulations may impede, or impose burdensome conditions on, FNF’s rate increases or other actions that FNF might want to take to increase the revenues of its subsidiaries	26
FNF faces competition in its industry from traditional title insurers and from new entrants with alternative products	26
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	27
MARKET PRICE AND DIVIDEND INFORMATION	34
THE ANFI SPECIAL MEETING	35

How to Vote	35
Proxies	35
Vote by Mail	35
Voting at the Special Meeting	35
Voting on Other Matters	36
Revocation of Proxies	36
Record Date; Vote Required	36
Share Ownership of Management and Directors; Voting Agreement	36
Quorum	37
Expenses of Solicitation	37
Recommendation of the ANFI Board of Directors	37
Miscellaneous	37
THE MERGER	38
General	38
Merger Consideration	38
Background of the Merger	38
FNF Reasons for the Merger	42
ANFI Reasons for the Merger; Recommendation of the ANFI Board of Directors	43
Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to the Special Committee	45
Analyses	47
Conclusion	48
Assumptions	48
Certain U.S. Federal Income Tax Consequences of the Merger	49
Required Regulatory Filings and Approvals	52
Resale of FNF Common Stock	52
Management and Operations Following the Merger	53
Interests of Certain Persons in the Merger	53
Indemnification and Insurance	54
Expenses	54
Pending Litigation	54
Accounting Treatment	55
THE MERGER AGREEMENT	55
General	56
Distributions with Respect to Unexchanged Shares; Transfers	56
Corporate Governance	56
Representations and Warranties	56
Concept of “Material Adverse Effect”	57
Certain Covenants	57
Shareholder Meeting	60
Conditions to the Merger	60
Termination	62
Termination Fee	63
Amendment and Waiver	63
RELATED PARTY TRANSACTIONS AND MATERIAL CONTACTS	63
DESCRIPTION OF FNF CAPITAL STOCK	65

ii

COMPARISON OF RIGHTS OF ANFI SHAREHOLDERS AND FNF STOCKHOLDERS	69
LEGAL MATTERS	77
EXPERTS	77
SHAREHOLDER PROPOSALS	78
WHERE YOU CAN FIND MORE INFORMATION	78

APPENDIX A	—	Agreement and Plan of Merger, dated as of January 9, 2003, by and among Fidelity National Financial, Inc., ANFI, Inc. and ANFI Merger Sub, Inc., as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 21, 2003
APPENDIX B	—	Voting Agreement, dated as of January 9, 2003, by and among Fidelity National Financial, Inc. and the holders party thereto and Waiver Agreement dated January 14, 2003 relating thereto
APPENDIX C	—	Opinion of Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc. to the Special Committee dated January 9, 2003
APPENDIX D	—	ANFI 10-K for year ended December 31, 2001 (restated)
APPENDIX E	—	ANFI 10-Q for quarter ended September 30, 2002
APPENDIX F	—	Chapter 13 of California General Corporation Law: Dissenter’s Rights

iii

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:	Why are the two companies proposing to merge?

A:	FNF expects that the Merger will result in synergies for FNF’s and ANFI’s combined operations, furthering its ability to develop and expand its and ANFI’s operations. The Merger will combine FNF’s and ANFI’s complementary strengths and provide significant benefits to FNF’s stockholders and customers. ANFI believes that the merger consideration will provide a significant premium and increased liquidity to the ANFI shareholders.

Q.	What am I being asked to vote on?

A.	ANFI shareholders are being asked to approve the proposed Merger of FNF and ANFI.

Q:	What do I need to do now?

A:	After you have carefully read this proxy statement/prospectus, indicate on your proxy how you want to vote, and sign and mail it in the enclosed prepaid return envelope as soon as possible so that your shares may be represented and voted at the ANFI special meeting. If you send the proxy without indicating how you want to vote, we will count your proxy as a vote in favor of the Merger. The Board of Directors of ANFI recommends voting for the Merger.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted on the proposed Merger, which will have the same effect as voting against the proposed Merger.

Q:	Can I change my vote after I have mailed my signed proxy card?

A:	Yes. There are several ways in which you may revoke your proxy and change your vote. First, you may send a written notice to the party to whom you submitted your proxy stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy. Third, you may attend the ANFI special meeting and vote in person. Simply attending the special meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Q:	Should I send in my stock certificates now?

A:	No. We will send ANFI shareholders separate written instructions for exchanging their share certificates promptly after the effective time of the Merger. FNF stockholders will keep their existing share certificates.

Q:	What will happen to my future dividends?

A:	The Merger Agreement prohibits ANFI from paying dividends through the closing of the Merger. However, FNF has agreed to permit ANFI to declare and pay a cash dividend with respect to its first quarter not to exceed $0.125 per share if the Merger has not been consummated by April 11, 2003, which is the record date for FNF’s first quarter 2003 dividend. Following the Merger, the ANFI shareholders will become FNF stockholders, and dividends will be paid on the FNF shares held by the former ANFI shareholders only as determined by the Board of Directors of FNF. On January 22, 2002, FNF’s Board of Directors declared a cash dividend of $0.09 per share (as adjusted to reflect the ten percent stock dividend on May 23, 2002) payable on April 26, 2002, to stockholders of record as of April 12, 2002. On April 24, 2002, FNF’s Board of Directors declared a cash dividend of $0.10 per share, payable on July 23, 2002, to stockholders of record as of July 9, 2002. On July 23, 2002, FNF’s Board of Directors declared a cash dividend of $0.12 per share, payable on October 25, 2002, to stockholders of record on October 11, 2002. On October 22, 2002, FNF’s Board of Directors declared a cash dividend of $0.12 per share, payable on January 21, 2003, to stockholders of record on January 7, 2003. On January 28, 2003, FNF’s Board of Directors declared a cash dividend of $0.15 per share, payable on April 25, 2003, to stockholders of record on April 11, 2003. After the Merger, FNF expects its quarterly dividend to continue to be $0.15 per common share.

Q:	Are the FNF stockholders also required to approve the Merger?

A.	FNF has determined that the approval of its stockholders is not necessary in connection with the Merger.

Q:	Has an outside party given its opinion as to the fairness of the merger consideration?

A.	A Special Committee of ANFI’s Board of Directors received an opinion from Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc., to the effect that, as of the date of the opinion and subject to the assumptions, limitations and qualifications contained therein that the consideration to be received by the Unaffiliated Shareholders of ANFI in connection with the Merger is fair to them from a financial point of view. The term “Unaffiliated Shareholders” means the shareholders of ANFI, other than FNF, FNF’s affiliates and the executive management of ANFI. The Special Committee utilized this fairness opinion in evaluating the Merger. See “The Merger — Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to the Special Committee” and “Appendix C.”

Q:	Are there any conditions to completion of the Merger?

A.	In addition to ANFI shareholder approval, the Merger is also subject to the following conditions:

•	the absence of specified material and adverse changes affecting ANFI or FNF;

•	obtaining all necessary regulatory approvals;

•	the FNF shares of common stock to be issued in the Merger shall have been authorized for listing on the NYSE, subject to official notice at issuance;

•	in the event the ANFI shareholders have appraisal, dissenters’ or similar rights under applicable law, no more than three percent of the ANFI common shares, determined as of the record date for the ANFI special meeting, shall have made an effective demand for exercise of their appraisal, dissenters’ or similar rights under applicable law.

•	receipt by each of ANFI and FNF of legal opinions to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code; and

•	the absence of any legal restraint blocking the Merger.

      See “The Merger Agreement — Conditions to the Merger.”

Q:	What rights do I have if I oppose the Merger?

A.	You can vote against the Merger by indicating a vote against the proposal on your proxy card and signing and mailing your proxy card, or by voting against the Merger in person at the meeting. Failure to submit a proxy or vote at the meeting will have the same effect as a vote against the Merger. Under California law, since ANFI’s and FNF’s shares are listed on the NASDAQ and New York Stock Exchange respectively, dissenting ANFI shareholders do not have the right to receive the appraised value of their shares in connection with the proposed Merger unless demands for payment are filed to the extent of five percent or more of the outstanding shares of that class of stock. In the event this occurs, FNF will not be required to complete the Merger. However, if FNF decides to complete the Merger, you will not receive any stock in FNF if you dissent and follow all required procedures. If you do not vote in favor of the proposed Merger and it takes place anyway you will be bound by the terms of the Merger Agreement.

Q:	Have any lawsuits been filed in connection with the Merger?

A:	Yes. After FNF and ANFI announced the execution of the Merger Agreement, three putative class actions were filed in California against FNF and the directors of ANFI. These actions allege that the defendants have breached their fiduciary duties to ANFI’s shareholders, by among other things, agreeing to inadequate and unfair merger terms whereby FNF will acquire the publicly held shares of ANFI. FNF and ANFI believe these lawsuits are without merit and intend to vigorously defend the cases. See “The Merger — Pending Litigation — Shareholder Litigation” beginning on page 55.

Q:	When and where will the Special Meeting be held?

A.	The Special Meeting will be held at The Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, on Wednesday, March 26, 2003 at 10:00 a.m. local time. See “The Special Meeting.”

Q: Who can vote?

A.	Only shareholders of record as of the close of business on February 11, 2003 may vote at the meeting. See “The ANFI Special Meeting — Record Date; Vote Required.”

Q:	How do I vote?

A:	Other than by attending the special meeting and voting in person registered shareholders of ANFI may vote by mail, using the enclosed proxy card and envelope.

Q:	What if I am a beneficial holder rather than an owner of record?

A:	If you hold your ANFI shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how you may vote your ANFI shares.

Q:	What other matters will be voted on at this Special Meeting?

A.	California law and ANFI’s Bylaws do not permit any other matters to be presented at this special meeting except for procedural matters including adjournment of the meeting to a later date.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A.	It means that your shares are registered differently or held in more than one account. Please complete, sign, date and mail each proxy card that you receive.

Q:	What happens if I sell my shares before the Special Meeting?

A.	The record date for the meeting is earlier than the expected completion date of the Merger. If you held your shares on the record date, but have transferred those shares after the record date and before the Merger, you will retain your right to vote at the meeting, but not the right to receive the Merger consideration. The right to receive the merger consideration will pass to the person to whom you transferred your shares.

Q:	Who should I contact if I have questions about the Merger and need additional copies of the proxy statement?

A.	If you have more questions about the Merger or would like additional copies of the attached proxy statement, you should contact Jo Ann N. Bunton, ANFI, Inc., 1111 E. Katella Avenue, Suite 220, Orange California 92867, Telephone: (714) 289-4300.

If you would like additional copies of this proxy statement/prospectus or the enclosed proxy card, or if you have questions about the Merger, the special meeting, or how to vote by proxy, please contact:

ANFI, Inc. 1111 E. Katella Avenue, Suite 220 Orange, California 92867 Attention: Jo Ann N. Bunton Phone Number: (714) 289-4300	U.S. Stock Transfer Corporation 1745 Gardena Avenue, Suite 200 Glendale, California 91204 Attention: Bridget Barela Phone Number: (818) 502-1404

If you would like copies of any FNF documents incorporated by reference in this proxy statement/prospectus, please contact FNF at the following address:

Fidelity National, Financial, Inc.

4050 Calle Real, Suite 200
Santa Barbara, California 93110
Attention: Daniel K. Murphy,
Senior Vice President, Investor Relations
dmurphy@fnf.com
Phone Number: (805) 696-7218

      FNF has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to FNF, and ANFI has supplied all information contained in this proxy statement/prospectus relating to ANFI.

      THIS DOCUMENT INCORPORATES BY REFERENCE IMPORTANT BUSINESS AND FINANCIAL INFORMATION ABOUT FNF FROM OTHER DOCUMENTS FILED WITH THE SEC. THIS DOCUMENT IS ACCOMPANIED BY A COPY OF ANFI’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (RESTATED) AND A COPY OF ANFI’S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2002, WHICH ARE ATTACHED TO THIS DOCUMENT AS APPENDIX D AND APPENDIX E, RESPECTIVELY. YOU MAY HAVE PREVIOUSLY BEEN SENT SOME OF THE FNF DOCUMENTS INCORPORATED HEREIN BY REFERENCE, WHICH ARE LISTED UNDER THE HEADING “WHERE YOU CAN FIND MORE INFORMATION,” BUT YOU CAN OBTAIN ANY OF THEM FROM FNF OR THE SEC. THE DOCUMENTS INCORPORATED BY REFERENCE ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST TO THE PERSON IDENTIFIED ABOVE. IN ORDER TO RECEIVE TIMELY DELIVERY OF THE DOCUMENTS IN ADVANCE OF THE ANFI SPECIAL MEETING, PLEASE MAKE YOUR REQUEST NO LATER THAN MARCH 19, 2003, WHICH IS FIVE BUSINESS DAYS BEFORE THE ANFI SPECIAL MEETING.

CAUTIONARY STATEMENT REGARDING

FORWARD-LOOKING STATEMENTS

      This proxy statement/prospectus contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of each of FNF and ANFI. These statements may be made directly in this document or may be “incorporated by reference” from other documents filed with the SEC by FNF or ANFI. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions in this proxy statement/prospectus or in documents incorporated by reference herein.

      These forward-looking statements are subject to numerous assumptions, risks and uncertainties, and the Private Securities Litigation Reform Act provides a “safe harbor” for these statements. Factors that may cause actual results to differ from those contemplated by the forward-looking statements include, among others, the following possibilities.

•	General economic and business conditions, including interest rate fluctuations and general volatility in the capital markets.

•	Changes in the performance of the real estate markets.

•	The impact of competitive products and pricing.

•	Success of operating initiatives.

•	Adverse publicity.

•	The ability to identify businesses to be acquired.

•	Availability of qualified personnel.

•	Employee benefits costs and changes in, or the failure to comply with government regulations.

      Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this proxy statement/prospectus or, in the case of documents incorporated by reference, the date of such documents.

      All subsequent written and oral forward-looking statements attributable to FNF or ANFI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither FNF nor ANFI undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date of this proxy statement/prospectus or to reflect the occurrence of unanticipated events.

SUMMARY

      This summary highlights information from this proxy statement/prospectus. Because it is a summary, it does not contain all of the information that may be important to you. FNF and ANFI urge you to read carefully the entire proxy statement/ prospectus and the other documents to which this document refers to obtain a full understanding of the Merger.

The Companies

Fidelity National Financial, Inc.

17911 Von Karman Avenue, Suite 300
Irvine, CA 92614
(949) 622-4333

      FNF is the largest title insurance and diversified real estate related services company in the United States. FNF’s title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — together issued approximately 29% of all title insurance policies issued nationally during 2001. FNF provides title insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and in Canada and Mexico. Since acquiring Chicago Title Corporation in March 2000, FNF has leveraged its national network of 1,100 direct offices and 8,700 agents to secure the leading market share (based on net premiums written) in three out of the four states that account for 50% of the real estate activity in the country.

      In addition, FNF provides a broad array of escrow and other title related services, as well as real estate related products and services, including:

•	collection and trust activities;

•	trustee’s sales guarantees;

•	recordings;

•	reconveyances;

•	property appraisal services;

•	credit reporting;

•	exchange intermediary services in connection with real estate transactions;

•	real estate tax services;

•	home warranty insurance;

•	foreclosure posting and publishing services;

•	loan portfolio services;

•	flood certification;

•	field services;

•	property data and disclosure services;

•	multiple listing services;

•	flood insurance; and

•	homeowners insurance.

ANFI, Inc.

1111 E. Katella Avenue, Suite 220
Orange, California 92867
(714) 289-4300

      ANFI, through its subsidiaries, provides title insurance services as well as other real estate related financial and informational services including:

•	escrow;

•	real estate information;

•	trustee sale guarantees;

•	exchange intermediary services;

•	document preparation and research services,;

•	notary signing services;

•	property management; and

•	appraisals.

      In addition, ANFI obtains specialized services for customers, including tax reporting services and courier services. ANFI focuses its business on the residential real estate market and in 2001 generated the majority of its revenue from issuing title insurance policies as an independent agent on behalf of an affiliated title underwriter. For the years ended December 31, 2001, 2000 and 1999, net title service revenue represented approximately 55.9%, 53.1% and 57.8% of ANFI’s revenues, respectively.

      ANFI’s primary operations are conducted in 17 counties, consisting of 104 offices, located in major counties throughout California, Arizona and Nevada. ANFI’s offices process real estate transactions within their geographical area or region. Each county is operated as a separate profit center.

      From 1999 through 2002, ANFI established offices in Tennessee, Florida, and New York and Pennsylvania to expand its current customer base by developing agency relationships. In addition, during 2001, ANFI expanded its operations by opening several title and escrow offices in California and Arizona, in addition to the formation of the Wireless Title Service division.

      This proxy statement/prospectus is accompanied by a copy of ANFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (restated) and a copy of ANFI’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, which includes financial information for the three and nine month periods ended September 30, 2002, which are attached hereto as Appendix D and Appendix E, respectively. Certain reclassifications have been made to ANFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to conform with the September 30, 2002 presentation. In addition, transitional disclosures required under Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” paragraph 61, have been added and all data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effect of the five-for-four (25%) stock split declared by ANFI’s Board of Directors on June 27, 2002, and effective July 18, 2002. Such documents contain detailed financial and other information about ANFI and are hereby incorporated by reference in this proxy statement/prospectus.

ANFI Merger Sub, Inc.

17911 Von Karman Avenue, Suite 300
Irvine, CA 92614
(949) 622-4333

      ANFI Merger Sub, Inc., a California corporation, is a newly-formed, wholly-owned subsidiary of FNF. FNF formed ANFI Merger Sub, Inc. solely to effect the Merger, and ANFI Merger Sub, Inc. has not conducted and will not conduct any business from its inception through the effectiveness of the Merger. ANFI Merger Sub, Inc. is sometimes referred to in this document as the “merger sub.”

The ANFI Special Meeting

      The ANFI special meeting will be held on Wednesday, March 26, 2003 at 10:00 a.m. local time, at The Irvine Marriott Hotel located at 18000 Von Karman Avenue, Irvine, California 92612. At the ANFI special meeting, ANFI common shareholders will be asked to approve and adopt the Merger Agreement and the Merger.

     Record Date; Vote Required (Page 36)

      You are entitled to vote at ANFI’s special meeting if you owned shares at the close of business on February 11, 2003, which is the record date for the special meeting. On February 11, 2003, there were 9,920,940 shares of ANFI common stock issued and outstanding and entitled to vote. You can cast one vote with respect to the Merger Agreement, for each share of ANFI common stock that you owned on the record date.

      Approval by ANFI shareholders of the Merger Agreement requires the affirmative vote of holders of more than 50% of the shares of ANFI common stock outstanding on the record date. As described below under the heading “Share Ownership of FNF and Affiliates,” it is expected that at least 6,122,983, or approximately 64.1% of the outstanding shares of ANFI common stock as of December 31, 2002, will vote in favor of the Merger, assuring ANFI shareholder approval of the Merger Agreement and Merger.

     Share Ownership of Management and Directors; Voting Agreement (Page 36)

      As of February 3, 2003, directors and executive officers of ANFI and their affiliates held and were entitled to vote 3,156,802 shares of ANFI common stock, or approximately 32% of the shares of ANFI common stock outstanding on February 3, 2003. Pursuant to the terms of a voting agreement (the “Voting Agreement”) entered into concurrently with the execution of the Merger Agreement, four of the executive officers who are also directors of ANFI and who own in the aggregate 2,557,380 shares of ANFI common stock have agreed to vote all of their shares in favor of the Merger and not to sell any of their outstanding ANFI shares other than shares relating to or obtained as the result of the exercise of ANFI options until the Merger has occurred or the Merger Agreement is terminated. On January 14, 2003, FNF entered into a written waiver with the ANFI holders party to the Voting Agreement, whereby FNF waived any rights it may have to enforce the transfer prohibition as it relates to the exercise of ANFI stock options and any subsequent sale of any shares of ANFI common stock received upon exercise. In this regard, two of the interested directors of ANFI on January 16 and 17, 2003 sold in the aggregate 170,700 shares of ANFI stock obtained as the result of their exercise of ANFI options in order to begin to reduce their outstanding options to acquire ANFI shares as required by the Merger Agreement and to diversify their own personal investment portfolios. The other interested directors similarly may exercise their ANFI options and sell the underlying ANFI shares prior to the consummation of the Merger for similar reasons.

     Share Ownership of FNF and Affiliates (Page 36)

      As of January 9, 2003, FNF held 2,653,173 shares of ANFI common stock, or approximately 27.8% of the shares of ANFI common stock outstanding on December 31, 2002. As of October 23, 2002, William P. Foley II, a director of ANFI and the Chairman of the Board of Directors and Chief Executive Officer of FNF, held 556,805 shares of ANFI common stock, or approximately 5.8% of the shares of ANFI common stock outstanding on October 23, 2002. As of January 9, 2003, 3,469,810 shares of ANFI common stock, or approximately 36.3% of the shares of ANFI common stock outstanding on December 31, 2002, are subject to the Voting Agreement entered into by FNF and four executive officers of ANFI. After combining the shares of ANFI common stock subject to the Voting Agreement and the shares of ANFI common stock held by FNF and Mr. Foley, it is expected that at least 6,122,983, or approximately 64.1% of the outstanding shares of

ANFI common stock as of December 31, 2002, will vote in favor of the Merger, assuring ANFI shareholder approval of the Merger Agreement and Merger.

     Recommendation to Shareholders (Page 37)

      ANFI’s Board of Directors believes that the Merger is fair to ANFI and to you as an ANFI shareholder and in your best interests, and by unanimous vote of the disinterested directors recommends that you vote “FOR” the proposal to approve and adopt the Merger Agreement.

Pending Litigation (Page 54)

      A lawsuit captioned Schneider v. Fidelity National Financial, Inc., et. al. (Case No. 03CC00017) was filed on January 17, 2003 in Orange County Superior Court naming as defendants FNF and the members of the Board of Directors of ANFI. The complaint seeks class action status and alleges breach of fiduciary duty in connection with the approval of the Merger by ANFI’s directors. A second lawsuit captioned Rossi v. Michael C. Lowther, et. al. (Case No. 03CC0021) was filed on January 21, 2003 in the Orange County Superior Court naming as defendants FNF and the members of the Board of Directors of ANFI. Management of FNF and ANFI believe the lawsuits are without merit. A third lawsuit captioned Miller v. Michael C. Lowther, et. al., (Case No. 03CC00018) was filed on January 17, 2003 in the Orange County Superior Court naming as defendants FNF and the members of the Board of Directors of ANFI.

The Merger

      FNF and ANFI have attached the Merger Agreement to this document as Appendix A. Please read the Merger Agreement. It is the legal document that governs the transaction.

     General (Page 38)

      In the proposed Merger ANFI will be merged into a wholly-owned subsidiary of FNF, with such wholly-owned subsidiary emerging as the surviving corporation and as a wholly-owned subsidiary of FNF. At the completion of the Merger, the merger subsidiary’s articles of incorporation, bylaws and directors, as in effect immediately prior to the Merger, will continue as the articles of incorporation, bylaws and directors of the surviving corporation. FNF and ANFI hope to complete the Merger by June 30, 2003.

     What ANFI Shareholders Will Receive (Page 38)

      In the Merger, each share of ANFI common stock will be converted into the right to receive 0.454 shares of FNF common stock. In addition, ANFI shareholders will receive cash instead of any fractional shares of FNF common stock to which they are otherwise entitled.

     ANFI Stock Options; Warrants and Employee Stock Purchase Plan (Page 38)

      Subject to certain limitations applicable to the senior executives of ANFI, when the Merger is completed, each unexercised option to buy ANFI common stock outstanding under ANFI’s stock option plans and each warrant to purchase ANFI common stock will become an option or warrant to purchase FNF common stock. The number of shares of FNF common stock subject to each new option or warrant, as well as the exercise price of each new option or warrant, will be adjusted to reflect the exchange ratio. There will be no change in the vesting schedule applicable to any of the ANFI stock options or warrants.

      All ANFI employees shall be eligible to become participants in FNF’s employee stock purchase plan with credit for time of service with ANFI and credit for time of participation in the ANFI employee stock purchase plan for all purposes. All ANFI employees who are participants in ANFI’s employee stock purchase plan at the effective time of the Merger shall automatically become participants in FNF’s employee stock purchase plan, and ANFI’s employee stock purchase plan will be terminated in accordance with its provisions.

     Opinion of ANFI’s Financial Advisors (Page 45)

      Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc. (“HLHZFA”) has delivered its written opinion dated January 9, 2003 to the Special Committee of the ANFI Board of Directors that, as of such date and based on the assumptions made, matters considered and limits of review stated therein, the consideration to be received by the Unaffiliated Shareholders of ANFI in connection with the Merger is fair to them from a financial point of view. A copy of the opinion delivered by HLHZFA is attached to this document as Appendix C. You should read this opinion in its entirety to understand the assumptions made, matters considered and limitations on the review undertaken by HLHZFA in providing its opinion.

Certain U.S. Federal Income Tax Consequences of the Merger (Page 49)

      Since the Merger is expected to qualify as a reorganization under Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, the ANFI shareholders should not recognize any gain or loss on the receipt of shares of FNF common stock in exchange for shares of ANFI common stock in the Merger. However, ANFI shareholders may recognize gain or loss on the receipt of cash in lieu of a fractional share of FNF common stock. Because of the complexities of the tax laws, ANFI shareholders are advised to consult their own tax advisors concerning the applicable federal, state, local, foreign and other tax consequences resulting from the Merger.

Regulatory Approvals Required for the Merger (Page 52)

      The Hart-Scott-Rodino Antitrust Improvements Act of 1976 requires us to furnish certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission and requires a specified waiting period to expire or be terminated before the Merger can be completed. Even after the waiting period expires or terminates, the Antitrust Division of the Department of Justice and the Federal Trade Commission will have the authority to challenge the Merger on antitrust grounds before or after the Merger is completed. FNF and ANFI filed the antitrust notification and report forms on January 23, 2003. On February 10, 2003, FNF and ANFI were notified in writing by the Federal Trade Commission of the early termination of the required waiting period for the Merger, effective February 10, 2003. FNF and ANFI do not believe that additional regulatory filings will be required for consummation of the Merger and are in the process of confirming the same with authorities in the states of New York and California. Following the Merger, FNF believes preapproval regulatory filings will be necessary in connection with its currently planned conversion of ANFI’s title and escrow operations to Ticor operations.

Interests of Certain Persons in the Merger (Page 53)

      Shareholders should note that some of ANFI’s directors and executive officers and some of FNF’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of ANFI and FNF stockholders generally.

Appraisal Rights for Dissenting Shareholders (Appendix F)

      If you are an ANFI shareholder, California law permits you to dissent from the Merger. If you dissent, the fair value of your ANFI stock may be determined by a court and paid to you in cash. To do this, you must follow certain procedures, including giving ANFI certain notices and voting your shares against the merger. Generally, under California law, because ANFI is listed on the National Market System of the NASDAQ Stock Market, you only have the right to receive the fair value of your shares as a dissenter if demands for payment are filed to the extent of five percent or more of the outstanding shares. In the event this occurs, FNF will not be required to complete the Merger. However, if FNF decides to complete the Merger, you will not receive any stock in FNF if you dissent and follow all of the required procedures. Instead, you will only receive the value of your shares as determined by a court. The value of your shares as determined by the court may be more or less than the value of the merger consideration. The relevant sections of California law governing this process are attached to this document as Appendix F.

Accounting Treatment (Page 55)

      The Merger will be accounted for as a “purchase” in accordance with accounting principles generally accepted in the United States of America, which means that the assets and liabilities of ANFI not already owned by FNF will be recorded on the books of FNF at their fair values as of the acquisition date, with the excess of the purchase price, if any, allocated to goodwill.

Conditions to Completion of the Merger (Page 60)

      The completion of the Merger depends on the satisfaction or waiver of a number of conditions, including the following:

1. approval of the Merger by the holders of more than 50% of the shares of ANFI common stock outstanding on the record date;

2. the FNF shares of common stock to be issued in the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance;

3. approval of the Merger by certain federal regulatory authorities and the expiration of applicable waiting periods;

4. the absence of any legal action blocking, or threatening to block, the consummation of the Merger;

5. receipt by each of FNF and ANFI of legal opinions to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code;

6. the absence of a material adverse effect on FNF or ANFI from December 31, 2001, until the time of the Merger, other than effects caused by the Merger itself, changes in general economic conditions, securities market conditions, interest rate levels, or certain legal proceedings; and

7. less than three percent of the outstanding shares of ANFI common stock validly elect to exercise any appraisal rights they may have.

Termination of the Merger Agreement (Page 62)

      FNF and ANFI may mutually agree in writing to terminate the Merger Agreement at any time without completing the Merger, even after the shareholders of ANFI have approved the Merger.

      In addition, either of FNF and ANFI can terminate the Merger Agreement at any time if:

1. the Merger has not been completed by June 30, 2003, which either of FNF or ANFI can extend for a maximum amount of an additional 60 days in order to obtain necessary governmental consents, including clearance under the Hart-Scott-Rodino Act;

2. the ANFI shareholders do not give the required approval;

3. the other company breaches or fails to perform any representation, warranty, covenant or agreement set forth in the Merger Agreement in a manner which would cause conditions to the Merger not to be satisfied, and such breach or failure to perform either cannot be cured or is not cured within a period of ten days after written notice; or

4. any legal restriction permanently restraining, enjoining or otherwise prohibiting completion of the merger has become final and non-appealable.

      ANFI may also terminate the Merger at any time before the Merger is approved by the ANFI shareholders if its Board of Directors has determined that an alternative transaction with a third party is superior to the Merger and that ANFI should enter into an agreement relating to that transaction. However, ANFI must give FNF seven business days to match the third party’s offer before ANFI can terminate the Merger Agreement.

      FNF may terminate the Merger Agreement if ANFI’s Board of Directors fails to make, withdraws or adversely modifies its recommendation of the Merger Agreement or if ANFI’s Board of Directors recommends any other acquisition proposal to the shareholders of ANFI. FNF may also terminate the Merger at any time before the Merger is approved by the ANFI shareholders if the ANFI Board of Directors has determined that an alternative transaction with a third party is superior to the Merger and that ANFI should enter into an agreement relating to that transaction. FNF has seven business days to determine whether it will match the terms of such alternative transaction.

Termination Fee (Page 63)

      ANFI shall pay to FNF a termination fee of $2,780,000 if the Merger Agreement is terminated as follows:

•	the ANFI Board of Directors has authorized ANFI to enter into a binding agreement in connection with a superior proposal or has withdrawn or amended its recommendation of the Merger;

•	less than 50% of the outstanding common stock of ANFI is voted in favor of the Merger and there is a breach of the Voting Agreement or a member of the Board of Directors of ANFI fails to vote his or her shares in favor the Merger; or

•	FNF terminates the Merger Agreement because of ANFI’s breach of its representations or warranties or failure to perform any of its obligations under the Merger Agreement and, within 12 months of termination, ANFI shall engage in any negotiations or discussions with any third party regarding an acquisition proposal.

Comparison of Rights of ANFI Shareholders and FNF Stockholders (Page 69)

      The rights of ANFI’s shareholders are currently governed by ANFI’s Articles of Incorporation, ANFI’s Bylaws and the General Corporation Law of the State of California, whereas the rights of FNF stockholders are governed by FNF’s Certificate of Incorporation, FNF’s Bylaws and the Delaware General Corporate Law. Upon the completion of the Merger, ANFI shareholders will become stockholders of FNF, and therefore their rights will be governed by FNF’s Certificate of Incorporation, FNF’s Bylaws and the Delaware General Corporate Law. There are a number of differences between the Certificate of Incorporation and Bylaws of FNF and the Articles of Incorporation and Bylaws of ANFI, and between the Delaware General Corporate Law and the General Corporation Law of the State of California. These differences are discussed under the section entitled “Comparative Rights of FNF and ANFI Stockholders.”

Recent Developments

      In December, 2002, ANFI sold 322,318 shares of CKE Restaurant, Inc.’s common stock, which it had held for investment, and received $1.2 million based upon an average price of $3.78 per share, resulting in a pre-tax loss of $1.8 million.

      After FNF and ANFI announced the execution of the Merger Agreement, three putative class actions were filed in California against FNF and the directors of ANFI. These actions allege that the defendants have breached their fiduciary duties to ANFI’s shareholders, by among other things, agreeing to inadequate and unfair merger terms whereby FNF will acquire the publicly held shares of ANFI. FNF and ANFI believe these lawsuits are without merit and intend to vigorously defend the cases. See “The Merger — Pending Litigation — Shareholder Litigation” beginning on page 55.

      On January 29, 2003, FNF announced that it entered into a stock purchase agreement with ALLTEL Corporation, Inc., a Delaware corporation (“ALLTEL”), pursuant to which FNF will acquire from ALLTEL the financial services division of ALLTEL Information Services, Inc., an Arkansas corporation and wholly-owned subsidiary of ALLTEL (“AIS”). As a result of the acquisition, AIS will become a wholly owned subsidiary of FNF. The transaction is expected to close by the end of the first quarter of 2003. Under the terms of the stock purchase agreement, all of the issued and outstanding shares of AIS common stock, par value $1.00 per share, will be purchased by FNF for $775 million in cash and $275 million in FNF common stock issued to ALLTEL, subject to a one-year lock-up agreement. Consummation of the acquisition is subject to customary closing conditions. In connection with the stock purchase agreement, prior to closing FNF and ALLTEL will enter into a stockholder’s agreement, a non-competition agreement and certain other transition agreements. The stockholder’s agreement will: (1) restrict the sale by ALLTEL of the FNF common stock received in the transaction for up to one year, (2) grant ALLTEL the right to designate one nominee to the FNF Board of Directors so long as ALLTEL continues to hold at least 50% of the shares of FNF common stock received in the acquisition, and (3) grant ALLTEL certain registration rights with respect to the FNF stock they receive in the areas of acquisition. The non-competition agreement will prohibit, with certain exceptions, ALLTEL and its affiliates for a period of two years from engaging in the business relating to the assets acquired by FNF in the transition.

      Also on January 29, 2003, FNF issued a press release announcing its fourth quarter and 2002 year end earnings information. The earnings information is preliminary and subject to adjustment. In the release, FNF announced:

• fourth quarter revenue of $1.6 billion, compared with $1.1 billion for the fourth quarter of 2001;

• fourth quarter net earnings of $174.9 million compared with $92.3 million for the fourth quarter of 2001;

• fourth quarter earnings per share of $1.77 per diluted share, compared with $0.95 per diluted share for the fourth quarter of 2001;

• 2002 revenue of $5.1 billion, compared with $3.9 billion for 2001;

• 2002 net earnings of $531.7 million, compared with $305.5 million for 2001; and

• 2002 net earnings per share of $5.38 per diluted share, compared with $3.15 per diluted share for 2001.

Comparative Per Share Market Price Information

      The following table sets forth the high, low and closing prices per share of FNF common stock and ANFI common stock on the NYSE and Nasdaq National Market, respectively, on December 13, 2002, and February 18, 2003. December 13, 2002 was the last trading day before FNF and ANFI announced that they had executed a letter of intent to consummate the merger. February 18, 2003 was the last practicable trading day for which information was available prior to the date of this proxy statement/prospectus.

	FNF Common Stock			ANFI Common Stock

	High	Low	Close	High	Low	Close

	(Dollars per share)			(Dollars per share)
December 13, 2002	$32.79	$31.46	$32.40	$13.40	$13.02	$13.27
February 18, 2003	$31.74	$31.20	$34.45	$14.29	$14.00	$14.23

      The market price of both FNF and ANFI common stock will fluctuate prior to the merger. No assurance can be given as to the future prices or markets for FNF common stock or ANFI common stock. You should obtain current stock price quotations for both FNF and ANFI common stock. Additional market price information is contained on page 34 under the heading “Market Price and Dividend Information.”

Selected Consolidated Financial Data

(In thousands, except per share amounts)

Fidelity National Financial, Inc.

      The selected consolidated financial data of FNF as of and for the years ended December 31, 2001, 2000 and 1999 has been derived from the consolidated financial statements of FNF incorporated by reference herein which have been audited by KPMG LLP, independent auditors. The selected consolidated financial data as of and for the nine months ended September 30, 2002 and 2001 has been derived from unaudited consolidated financial statements filed with the SEC and incorporated by reference herein and include all adjustments (consisting of normal recurring accruals) which FNF considers necessary for a fair presentation of the consolidated financial position and results of operations. Operating results for the nine months ended September 30, 2002 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2002. This information is qualified in its entirety by, and should be read in conjunction with, FNF’s consolidated financial statements, and the notes thereto, and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” which are included in reports filed by FNF with the SEC and are incorporated by reference in this proxy statement/ prospectus. See “Where You Can Find More Information.” Share and per share data has been retroactively adjusted for stock dividends and splits since our inception, including the 10% stock dividend in May 2002. Certain reclassifications have been made to the prior year amounts to conform with the 2002 presentation.

				Nine Months Ended
	Year Ended December 31,			September 30,

	2001(1)(2)	2000(3)	1999	2002	2001(2)

	(In thousands, except per share and other data)
Operating Data:
Revenue:
Title insurance premiums	$2,694,479	$1,946,159	$939,452	$2,408,416	$1,901,980
Escrow and other title related fees	728,406	459,121	206,570	679,304	516,540
Real estate related services	287,063	166,718	67,844	308,183	195,598
Interest and investment income	93,105	87,392	28,695	59,023	72,096
Realized gains and (losses), net	6,349	(201)	3,350	9,195	8,024
Other income	64,705	82,805	109,943	28,550	47,792

	3,874,107	2,741,994	1,355,854	3,492,671	2,742,030

Expenses:
Personnel costs	1,187,177	845,349	407,078	1,037,722	854,171
Other operating expenses	829,433	624,087	334,578	717,046	583,634
Agent commissions	1,098,328	884,498	423,675	1,020,936	766,605
Provision for claim losses	134,724	97,322	52,713	120,421	95,435
Amortization of cost in excess of net assets acquired	54,155	35,003	6,638	—	35,045
Interest expense	46,569	59,374	15,626	25,999	36,917

	3,350,386	2,545,633	1,240,308	2,922,124	2,371,807

Earnings before income taxes, minority interest and cumulative effect of a change in accounting principle	523,721	196,361	115,546	570,547	370,223
Income tax expense	209,488	86,624	46,065	205,397	148,088

				Nine Months Ended
	Year Ended December 31,			September 30,

	2001(1)(2)	2000(3)	1999	2002	2001(2)

	(In thousands, except per share and other data)
Earnings before minority interest and cumulative effect of a change in accounting principle	314,233	109,737	69,481	365,150	222,135
Minority interest	3,048	1,422	(1,372)	8,368	3,230

Earnings before cumulative effect of a change in accounting principle	311,185	108,315	70,853	356,782	218,905
Cumulative effect of a change in accounting principle, net of income taxes	(5,709)	—	—	—	(5,709)

Net earnings	$305,476	$108,315	$70,853	$356,782	$213,196

Per Share Data:
Basic earnings per share before cumulative effect of a change in accounting principle	$3.31	$1.52	$1.96	$3.74	$2.33
Cumulative effect of a change in accounting principle	(.06)	—	—	—	(.06)

Basic net earnings per share	$3.25	$1.52	$1.96	$3.74	$2.27

Weighted average shares outstanding, basic basis	94,048	71,173	36,092	95,276	93,885
Diluted earnings per share before cumulative effect of a change in accounting principle	$3.21	$1.47	$1.87	$3.61	$2.26
Cumulative effect of a change in accounting principle	(.06)	—	—	—	(.06)

Diluted net earnings per share	$3.15	$1.47	$1.87	$3.61	$2.20

Weighted average shares outstanding, diluted basis	96,865	73,733	37,916	98,762	96,710
Dividends declared per share	$.34	$.32	$.25	$.31	$.25
Balance Sheet Data:
Investments(4)	$1,823,312	$1,685,331	$506,916	$2,452,580	$1,850,388
Cash and cash equivalents(5)	542,620	262,955	38,569	549,753	476,773
Total assets	4,415,998	3,833,985	1,042,546	5,196,785	4,326,596
Notes payable	565,690	791,430	226,359	513,856	611,150
Reserve for claim losses	881,053	907,482	239,962	892,675	891,430
Minority interests and preferred stock of subsidiary	47,166	5,592	4,613	115,561	40,627
Stockholders’ equity	1,638,870	1,106,737	432,494	2,107,113	1,583,831

				Nine Months Ended
	Year Ended December 31,			September 30,

	2001(1)(2)	2000(3)	1999	2002	2001(2)

	(In thousands, except per share and other data)
Other Data:
Orders opened by direct operations	2,635,200	1,352,000	743,000	2,234,500	1,848,000
Orders closed by direct operations	1,770,600	971,000	551,000	1,537,800	1,236,100
Provision for claim losses to title insurance premiums	5.0%	5.0%	5.6%	5.0%	5.0%
Title related revenue(6):
Percentage direct operations	59.0%	52.8%	53.6%	57.9%	59.4%
Percentage agency operations	41.0%	47.2%	46.4%	42.1%	40.6%

(1)	FNF’s financial results for the year ended December 31, 2001 include the results of the former operations of Vista Information Solutions, Inc. (“Vista”) for the period from August 1, 2001, the acquisition date, through December 31, 2001

(2)	During 2001, FNF recorded a $5.7 million, after-tax charge, reflected as a cumulative effect of a change in accounting principle, as a result of adopting Emerging Issues Task Force No. 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets”, (EITF 99-20).

(3)	FNF’s financial results for the year ended December 31, 2000 include the operations of Chicago Title Corporation for the period from March 20, 2000, the merger date, through December 31, 2000.

(4)	Investments as of December 31, 2001 and 2000 and September 30, 2002 and 2001 include securities pledged to secure trust deposits of $319.1 million, $459.4 million, $463.2 million and $365.0 million, respectively.

(5)	Cash and cash equivalents as of December 31, 2001 and 2000 and September 30, 2002 and 2001 include cash pledged to secure trust deposits of $367.9 million, $132.1 million, $395.0 million and $322.5 million, respectively.

(6)	Includes title insurance premiums and escrow and other title related fees.

Selected Quarterly Financial Data

      Selected quarterly financial data is as follows:

	Quarter Ended

	March 31,	June 30,(3)	September 30,	December 31,

	(In thousands, except per share data)

	(Unaudited)
2001(1)
Revenue	$777,864	$961,548	$1,002,618	$1,132,077
Earnings before income taxes, minority interest and cumulative effect of a change in accounting principle	78,140	153,049	139,034	153,498
Net earnings	44,992	84,122	84,082	92,280
Basic earnings per share	.49	.89	.89	.98
Diluted earnings per share	.47	.87	.86	.95
Dividends paid per share	.08	.08	.08	.09

2000(2)
Revenue	$377,657	$757,642	$790,103	$816,592
Earnings before income taxes and minority interest	7,190	60,716	64,058	64,397
Net earnings	1,869	31,371	37,570	37,505
Basic earnings per share	.05	.39	.46	.45
Diluted earnings per share	.05	.37	.45	.44
Dividends paid per share	.08	.08	.08	.08

(1)	FNF’s financial results for the year ended December 31, 2001 include the results of the former operations of Vista for the period from August 1, 2001, the acquisition date, through December 31, 2001.

(2)	FNF’s financial results for the year ended December 31, 2000 include the operations of Chicago Title Corporation for the period from March 20, 2000, the merger date, through December 31, 2000.

(3)	In the second quarter of 2001, FNF recorded a $5.7 million, after-tax charge, reflected as a cumulative effect of a change in accounting principle, as a result of adopting EITF 99-20.

      In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). SFAS No. 142 requires that an intangible asset that is acquired shall be initially recognized and measured based on its fair value. The statement also provides that goodwill should not be amortized, but shall be tested for impairment annually, or more frequently if circumstances indicate potential impairment, through a comparison of fair value to its carrying amount. Existing goodwill was amortized through 2001, after which time amortization ceased. FNF completed the transitional goodwill impairment test as of the adoption date on its reporting units and has determined that each of its reporting units has a fair value in excess of its carrying amount. Accordingly, no goodwill impairment has been recorded.

      Beginning on January 1, 2002, FNF ceased recording goodwill amortization in accordance with SFAS No. 142. The following table reconciles reported net earnings and net earnings per share to adjusted net earnings and net earnings per share.

				Nine Months Ended
	Year Ended December 31,			September 30,

	2001	2000	1999	2002	2001

Reported net earnings	$305,476	$108,315	$70,853	$356,782	$213,196
Add back: Amortization of cost in excess of net assets acquired	54,155	35,003	6,638	—	35,045
Add back: Tax effect of amortization of cost in excess of net assets acquired	(1,062)	(838)	—	—	(815)

Adjusted net earnings	$358,569	$142,480	$77,491	$356,782	$247,426

Basic Earnings Per Share:
Reported net earnings	$3.25	$1.52	$1.96	$3.74	$2.27
Amortization of cost in excess of net assets acquired	0.57	0.49	0.19	—	0.37
Tax effect of amortization of cost in excess of net assets acquired	(0.01)	(0.01)	—	—	—

Adjusted net earnings per share — basic	$3.81	$2.00	$2.15	$3.74	$2.64

Diluted Earnings Per Share:
Reported net earnings	$3.15	$1.47	$1.87	$3.61	$2.20
Amortization of cost in excess of net assets acquired	0.56	0.47	0.17	—	0.36
Tax effect of amortization of cost in excess of net assets acquired	(0.01)	(0.01)	—	—	—

Adjusted net earnings per share — diluted	$3.70	$1.93	$2.04	$3.61	$2.56

ANFI, Inc.

      The selected consolidated financial data of ANFI as of and for the years ended December 31, 2001, 2000 and 1999 has been derived from the consolidated financial statements of ANFI included in Appendix D to this proxy statement/ prospectus which have been audited by KPMG LLP, independent auditors. The selected consolidated financial data as of and for the nine months ended September 30, 2002 and 2001 has been derived from unaudited consolidated financial statements filed with the SEC and included in Appendix E to this proxy statement/ prospectus and include all adjustments (consisting of normal recurring accruals) which ANFI considers necessary for a fair presentation of the consolidated financial position and results of operations. Operating results for the nine months ended September 30, 2002 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2002. This information is qualified in its entirety by, and should be read in conjunction with, ANFI’s consolidated financial statements, and the notes thereto, and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” which are included in Appendices D and E to this proxy statement/ prospectus. Certain reclassifications have been made to ANFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to conform with the September 30, 2002 presentation. In addition, transitional disclosures required under Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” paragraph 61, have been added and all data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effect of the five-for-four (25%) stock split declared by ANFI’s Board of Directors on June 27, 2002, and effective July 18, 2002. See “Where You Can Find More Information.” Per and share data has been retroactively adjusted for stock dividends and splits since our inception. Certain reclassifications have been made to prior year amounts to conform with the 2002 presentation.

				Nine Months Ended
	Years Ended December 31,			September 30,

	2001	2000	1999	2002	2001

	(Amounts in thousands, other than earnings per share,
	order and fee per file data)
Balance Sheet Data:
Cash and short term investments	$10,018	$9,865	$4,875	$18,948	$12,617
Investments	24,721	10,533	14,022	26,620	17,684
Total assets	66,653	53,341	47,324	83,456	62,038
Due to affiliate and capital leases with affiliates	3,536	3,230	1,642	3,521	3,131
Shareholders’ equity	35,913	31,977	32,031	49,169	33,033
Statement of Operations Data:
Net title service revenue — related party	$76,435	$44,144	$51,899	$75,320	$54,062
Escrow fees	32,176	21,969	25,190	30,692	23,335
Underwriting premiums	8,890	3,461	452	13,763	5,698
Ancillary service fees	17,080	12,684	11,362	15,547	12,717
Gain (loss) on sale/exchange of equity security	1,001	(134)	—	2,461	1,003
Investment revenue	1,267	1,047	930	1,137	910

Total revenue	136,849	83,171	89,833	138,920	97,725

Personnel costs	73,909	51,189	54,277	70,338	53,238
Other operating expenses	35,233	23,245	19,759	35,259	24,247
Title plant rent and maintenance	7,946	5,322	6,264	6,457	5,748

Total expenses	117,088	79,756	80,300	112,054	83,233

Earnings before income taxes	19,761	3,415	9,533	26,866	14,492
Income taxes	8,497	1,400	3,908	11,015	5,991

Net earnings	$11,264	$2,015	$5,625	$15,851	$8,501

				Nine Months Ended
	Years Ended December 31,			September 30,

	2001	2000	1999	2002	2001

	(Amounts in thousands, other than earnings per share,
	order and fee per file data)
Per Share Data:
Earnings per share:
Basic	$1.20	$.20	$.60	$1.73	$0.89
Diluted	1.09	.20	.59	1.50	0.82
Weighted average common shares outstanding:
Basic	9,386	10,085	9,445	9,147	9,568
Diluted	10,295	10,085	9,485	10,584	10,399
Dividends declared per share	$0.34	$0.28	$0.28	$0.325	$0.305
Other Operating Data:
Gross title insurance premiums	$88,391	$51,113	$58,370	$98,344	$66,430
Orders opened	210,000	111,000	119,000	189,600	146,600
Orders closed	127,000	73,200	88,900	123,300	90,450
Average fee per file(1)	$848	$1,109	$940	$971	$919

(1)	Average fee per file information for American Title Company, Pioneer Land Title Corporation and National Title Insurance of New York, Inc. direct branches consists of gross title insurance premiums, escrow fees and other title-related fees divided by the number of closed files (not including revenue generated by ANFI’s STAR Product, which are excluded due to the abbreviated characteristics of the policy). In addition, non title-related revenues and investment income are excluded as there are no associated closed files.

Quarterly Financial Data

      Selected quarterly financial data is as follows:

	Quarter Ended

	March 31,	June 30,	September 30,	December 31,

	(In thousands, except share data)

	(Unaudited)
2001
Revenue	$28,470	$35,516	$33,738	$39,125
Earnings before income taxes	3,830	5,769	4,892	5,270
Net earnings, basic and diluted basis	2,260	3,404	2,837	2,763
Basic earnings per share	.22	.35	.32	.31
Diluted earnings per share	.21	.33	.29	.28
Dividends paid per share	.07	.07	.10	.10
2000
Revenue	$17,689	$20,916	$21,762	$22,804
Earnings (loss) before income taxes	(563)	1,089	1,384	1,505
Net earnings (loss), basic and diluted basis	(332)	643	817	887
Basic earnings (loss) per share	(.03)	.06	.08	.09
Diluted earnings (loss) per share	(.03)	.06	.08	.09
Dividends paid per share	.07	.07	.07	.07

      In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). SFAS No. 142 requires that an intangible asset that is acquired shall be initially recognized and measured based on its fair value. The statement also provides that goodwill should not be amortized, but shall be tested for impairment annually, or more frequently if circumstances indicate potential impairment, through a comparison of fair value to its carrying amount. Existing goodwill was amortized through 2001, after which time amortization ceased. ANFI completed the transitional goodwill impairment test as of the adoption date and has determined that there has been no impairment of goodwill.

      Beginning on January 1, 2002, ANFI ceased recording goodwill amortization in accordance with SFAS No. 142. The following table reconciles reported net earnings and net earnings per share to adjusted net earnings and net earnings per share.

				Nine Months Ended
	Year Ended December 31,			September 30,

	2001	2000	1999	2002	2001

Reported net earnings	$11,264	$2,015	$5,625	$15,851	$8,501
Add back: Amortization of cost in excess of net assets acquired	551	512	201	—	420
Add back: Tax effect of amortization of cost in excess of net assets acquired	—	—	—	—	—

Adjusted net earnings	$11,815	$2,527	$5,826	$15,851	$8,921

Basic Earnings Per Share:
Reported net earnings	$1.20	$0.20	$0.60	$1.73	$0.89
Amortization of cost in excess of net assets acquired	0.06	0.05	0.02	—	0.04
Tax effect of amortization of cost in excess of net assets acquired	—	—	—	—	—

Adjusted net earnings per share — basic	$1.26	$0.25	$0.62	$1.73	$0.93

Diluted Earnings Per Share:
Reported net earnings	$1.09	$0.20	$0.59	$1.50	$0.82
Amortization of cost in excess of net assets acquired	0.06	0.05	0.02	—	0.04
Tax effect of amortization of cost in excess of net assets acquired	—	—	—	—	—

Adjusted net earnings per share — diluted	$1.15	$0.25	$0.61	$1.50	$0.86

Comparative Per Share Data

      The following table sets forth certain information regarding FNF’s and ANFI’s earnings, dividends and book value per share on a historical basis, on a pro forma combined basis and on an equivalent pro forma basis. The information set forth below should be read in conjunction with the historical consolidated financial statements of FNF and ANFI, including the notes thereto, incorporated by reference or appearing elsewhere in this proxy statement/ prospectus. See “Unaudited Pro Forma Condensed Combined Financial Information” and “Where You Can Find More Information.” The unaudited pro forma combined data below is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on this information as indicative of the historical results that would have been achieved had the companies always been combined or the future results that FNF will experience after the Merger.

      Set forth below are net income, cash dividends and book value per common share amounts for FNF and ANFI on a historical basis, for FNF on a pro forma combined basis, and on a pro forma combined basis per ANFI-equivalent-common-share. The exchange ratio is 0.454 of one share of FNF common stock for each share of ANFI common stock.

      The FNF pro forma combined data was derived by combining the adjusted historical consolidated financial information of FNF and ANFI using the purchase method of accounting for business combinations as described under Unaudited Pro Forma Combined Financial Statements.

      The ANFI equivalent-common-share pro forma information shows the effect of the Merger from the perspective of an owner of ANFI common stock. The information was computed by multiplying the FNF pro forma information by the exchange ratio of 0.454.

				Equivalent
				Pro Forma
				Amount
	FNF	ANFI	Pro Forma	Per Share of
	Historical	Historical	Combined(1)	ANFI(2)

As of and for the Nine Months Ended September 30, 2002
Basic net income per share of common stock from continuing operations	$3.74	$1.73	$3.78	$1.72
Diluted net income per share of common stock from continuing operations	$3.61	$1.50	$3.63	$1.65
Book value per share of common stock	$22.03	$5.17	$22.67	$10.23
Cash dividends declared per share of common stock	$0.31	$0.33	$0.31	$0.14
As of and for the Year Ended December 31, 2001
Basic net income per share of common stock from continuing operations	$3.31	$1.20	$3.26	$1.48
Diluted net income per share of common stock from continuing operations	$3.21	$1.09	$3.14	$1.43
Book value per share of common stock	$17.39	$4.05	N/A	N/A
Cash dividends declared per share of common stock	$0.34	$0.34	N/A	N/A

(1)	The Pro Forma combined Per Share Data assumes the issuance of approximately 3,181,380 shares of FNF common stock to effect the Merger based on the number of ANFI shares outstanding at January 9, 2003 (0.454 shares of FNF common stock for each share of ANFI common stock). See Note 1 of Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(2)	The Equivalent Pro Forma Amount per share of ANFI represents the equivalent amounts per share that a holder of ANFI common stock would receive, determined by multiplying the Pro Forma amounts by 0.454.

RISK FACTORS

      You should carefully consider the following factors, in addition to the other information included elsewhere in this proxy statement/prospectus and the documents that FNF has filed with the SEC, in considering what action to take in connection with approval of the Merger. Unless the context requires otherwise, the use of the term “combined company” refers to the combined company of FNF and ANFI after giving effect to the Merger.

Risks Related to the Merger

      Because the number of FNF shares of common stock that ANFI shareholders will receive in the Merger is fixed, the value of FNF common stock at the time the ANFI shareholders receive them could be less than their value at the time of ANFI special meeting.

      In the Merger, each ANFI share will be converted into the right to receive 0.454 shares of FNF common stock. The Merger Agreement does not provide for an adjustment in the exchange ratio even if there is a decrease in the market price of FNF common stock between the date of this proxy statement/prospectus and the effective date of the Merger. At the time of the ANFI special meeting, ANFI shareholders will not know the exact value of the FNF common stock that they will receive when the Merger is completed. The market price of FNF common stock when the Merger takes place may vary from its price at the date of this document and at the date of the special meetings and thereafter. Such variations in the market price of FNF common stock may result from changes in the business, operations or prospects of ANFI, FNF or the combined company, market assessments of the likelihood that the Merger will be consummated and the timing thereof, regulatory considerations, general market and economic conditions and other factors.

      We urge you to obtain current market quotations for FNF common stock and ANFI common stock.

      The actual tax treatment of the Merger may differ from the tax treatment FNF and ANFI expect to receive.

      The Merger Agreement provides that the obligations of the parties to complete the Merger are conditioned upon the receipt as of the time of the Merger by ANFI of an opinion of Stradling Yocca Carlson & Rauth, counsel to FNF, to the effect that, on the basis of facts, representations and reasonable assumptions set forth in the opinion and subject to the qualifications discussed below, for United States federal income tax purposes, the Merger will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code.

      The Merger Agreement provides that the obligations of the parties to complete the Merger are conditioned upon the receipt as of the time of the Merger by FNF of an opinion of Stradling Yocca Carlson & Rauth (or other counsel acceptable to FNF) to the effect that, on the basis of facts, representations and reasonable assumptions set forth in the opinion and subject to the qualifications discussed below, for United States federal income tax purposes, the Merger will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code.

      In rendering the tax opinion with respect to the matters described above and as to the accuracy of the discussion of certain United States federal income tax consequences of the Merger herein, counsel will rely upon, and will assume as accurate and correct (without any independent investigation) certain representations as to factual matters contained in certificates delivered by ANFI and FNF. If such representations as to factual matters are inaccurate, the opinion could be adversely affected. The tax opinion will represent tax counsel’s best judgment as to the tax treatment of the Merger, but will not be binding on the IRS, and the companies cannot assure you that the IRS will not contest the conclusions expressed therein. If, contrary to the conclusions reached in the opinion of tax counsel, the Merger is not treated as a reorganization within the meaning of Section 368 of the Internal Revenue Code, the Merger will be fully taxable to ANFI and the ANFI shareholders.

      Difficulties associated with integrating FNF and ANFI could affect the combined company’s ability to realize cost savings.

      FNF and ANFI expect the combined company to realize cost savings and other financial and operating benefits from the Merger, but there can be no assurance regarding when or the extent to which the combined company will be able to realize these benefits. Difficulties associated with integrating FNF and ANFI would have an adverse effect on the combined company’s ability to realize the expected financial and operational benefits of the Merger.

      Insurance regulators may not approve FNF’s plans to convert ANFI’s title and escrow operations to Ticor operations.

      One of FNF’s reasons for seeking to acquire ANFI is its expectation that the Merger will result in synergies for the combined company’s operations, including the decision to change the name of ANFI to Ticor, one of FNF’s existing title insurance brands, following the Merger to enable FNF to further develop and expand the Ticor brand. Following the Merger, FNF intends to seek the approval of insurance regulatory authorities in New York and California for the conversion of ANFI’s title and escrow operations to Ticor operations. While FNF has no reason to believe that it will not be granted regulatory approval for the conversion, FNF cannot assure you that such approval will be obtained.

      The price of FNF’s common stock may fluctuate rapidly and prevent stockholders from selling their stock at a profit.

      The market price of FNF’s common stock could fluctuate rapidly and affect the amount of profit, if any, which stockholders may realize from the sale of FNF common stock. Since January 1, 2002 and through January 21, 2003 the market price has ranged from a low of $21.70 per share to a high of $34.68 per share. Fluctuations may occur, among other reasons, in response to:

•	operating results;

•	announcements by FNF or its competitors;

•	regulatory changes;

•	economic changes;

•	general market conditions; and

•	other risk factors described in this proxy statement/prospectus.

      The trading price of FNF’s common stock could continue to be subject to wide fluctuations in response to the factors set forth above and other factors, many of which are beyond FNF’s control. The stock market in recent years has experienced extreme price and trading volume fluctuations that often have been unrelated or disproportionate to the operating performance of individual companies. You should consider the likelihood of these market fluctuations before voting to approve the Merger pursuant to which you will receive FNF stock.

      The sale of a substantial amount of FNF common stock after the Merger could adversely affect the market price of FNF common stock.

      All of the shares of FNF common stock that ANFI shareholders receive in the Merger may be sold immediately, except possibly some of the shares received by “affiliates” of ANFI within the meaning of Rule 145 of the Securities Act of 1933. Substantially all of the outstanding shares of FNF common stock are freely tradable (subject to certain Rule 144 restrictions in the case of FNF affiliates). The sale of a substantial amount of FNF common stock after the Merger could adversely affect its market price. It could also impair FNF’s ability to raise money through the sale of more stock or other forms of capital. In addition, the sale of authorized but unissued shares of FNF common stock by FNF after the Merger could adversely affect its market price. Based on assumptions set forth in the Unaudited Pro Forma Combined Financial Statements, it is expected that there will be approximately 99,379,000 shares of FNF common stock outstanding after the Merger, excluding FNF shares held as treasury stock and FNF shares issuable upon the exercise of outstanding options and warrants.

Risks Related to FNF

      FNF’s revenues may decline during periods when the demand for FNF’s products and services decreases.

      In the title insurance industry, revenues are directly affected by the level of real estate activity and the average price of real estate sales on both a national and local basis. Real estate sales are directly affected by changes in the cost of financing purchases of real estate — i.e., mortgage interest rates. Other macroeconomic factors affecting real estate activity include, but are not limited to, demand for housing, employment levels, family income levels and general economic conditions. Because these factors can change dramatically, revenue levels in the title insurance industry can also change dramatically. For example, beginning in late 1995 and into 1998, the level of real estate activity increased, including refinancing transactions, new home sales and resales, due in part to decreases in mortgage interest rates. Stable mortgage interest rates and strength in the real estate market, especially in California and throughout the West Coast, contributed to very positive conditions for the title insurance industry throughout 1997 and 1998. However, during the second half of 1999 and through 2000, steady interest rate increases caused by actions taken by the Federal Reserve Board resulted in a significant decline in refinancing transactions. As a result, the market shifted from a refinance-driven market in 1998 to a more traditional market driven by new home purchases and resales in 1999 and 2000. However, beginning in December 2000 and continuing through the fourth quarter of 2002, interest rates have been reduced by 525 basis points, bringing interest rates down to their lowest level in recent history, which again has significantly increased the volume of refinance activity.

      Historically, real estate transactions have produced seasonal revenue levels for title insurers. The first calendar quarter is typically the weakest quarter in terms of revenue due to the generally low volume of home sales during January and February. The fourth calendar quarter is typically the strongest in terms of revenue due to commercial entities desiring to complete transactions by year-end. Significant changes in interest rates may alter these traditional seasonal patterns due to the effect the cost of financing has on the volume of real estate transactions.

      FNF’s revenues in future periods will continue to be subject to these and other factors which are beyond its control and, as a result, are likely to fluctuate.

      As a holding company, FNF depends on distributions from its subsidiaries, and if distributions from its subsidiaries are materially impaired, FNF’s ability to declare and pay dividends may be adversely affected.

      FNF is a holding company whose primary assets are the securities of its operating subsidiaries. FNF’s ability to pay dividends is dependent on the ability of its subsidiaries to pay dividends or repay funds to FNF. If FNF’s operating subsidiaries are not able to pay dividends or repay funds to FNF, FNF may not be able to declare and pay dividends to you.

      FNF’s title insurance and home warranty subsidiaries must comply with state and federal laws which require them to maintain minimum amounts of working capital, surplus and reserves, and place restrictions on the amount of dividends that they can distribute to FNF. During 2001, approximately 91.4% of FNF’s year-to-date revenues was derived from subsidiaries engaged in these regulated businesses. Compliance with these laws will limit the amounts FNF’s regulated subsidiaries can dividend to FNF. During 2002, FNF’s title insurance subsidiaries could pay dividends or make other distributions to FNF of $114.3 million.

      FNF’s entering into new business lines subjects it to associated risks, such as the diversion of management attention, difficulty integrating operations and lack of experience in operating such businesses.

      FNF has acquired, and may in the future acquire, businesses in industries with which management is less familiar than FNF is with the title insurance industry. For example, on January 28, 2003, FNF entered into a stock purchase agreement with ALLTEL Corporation whereby FNF will acquire from ALLTEL Corporation the financial services division, ALLTEL Information Services, Inc. Also, in the last three years, FNF has expanded the range and amount of real estate related services it provides, began underwriting home warranty policies, invested in restaurant businesses, expanded its commercial title insurance business and considered acquiring underwriters of other lines of insurance products. These activities involve risks that could adversely affect FNF’s operating results, such as diversion of management’s attention, integration of the operations, systems and personnel of the new businesses and lack of substantial experience in operating such businesses.

      Difficulties FNF may encounter managing its growth could adversely affect its results of operations.

      FNF has historically achieved growth through a combination of developing new products and services, increasing its market share for existing products, and acquisitions. Part of its strategy is to pursue opportunities to diversify and expand its operations by acquiring or making investments in other companies. The success of each acquisition will depend upon:

•	FNF’s ability to integrate the acquired business’ operations, products and personnel;

•	FNF’s ability to retain key personnel of the acquired businesses; and

•	FNF’s ability to expand its financial and management controls and reporting systems and procedures.

      FNF’s subsidiaries that engage in insurance related businesses must comply with additional regulations. These regulations may impede, or impose burdensome conditions on, FNF’s rate increases or other actions that FNF might want to take to increase the revenues of its subsidiaries.

      FNF’s title insurance business is subject to extensive regulation by state insurance authorities in each state in which it operates. These agencies have broad administrative and supervisory power relating to the following, among other matters:

•	licensing requirements;

•	trade and marketing practices;

•	accounting and financing practices;

•	capital and surplus requirements;

•	the amount of dividends and other payments made by insurance subsidiaries;

•	investment practices;

•	rate schedules;

•	deposits of securities for the benefit of policyholders;

•	establishing reserves; and

•	regulation of reinsurance.

      Most states also regulate insurance holding companies like FNF with respect to acquisitions, changes of control and the terms of transactions with its affiliates. These regulations may impede or impose burdensome conditions on FNF’s rate increases or other actions that FNF may want to take to enhance its operating results, and could affect its ability to pay dividends on its common stock. In addition, FNF may incur significant costs in the course of complying with regulatory requirements. FNF cannot assure you that future legislative or regulatory changes will not adversely affect its business operations.

      FNF faces competition in its industry from traditional title insurers and from new entrants with alternative products.

      The title insurance industry is highly competitive. According to Corporate Development Services, the top five title insurance companies accounted for 88% of net premiums collected in 2001. Over 40 independent title insurance companies accounted for the remaining 12% of the market. The number and size of competing companies varies in the different geographic areas in which FNF conducts its business. In FNF’s principal markets, competitors include other major title underwriters such as First American Corporation, LandAmerica Financial Group, Inc., Old Republic International Corporation and Stewart Information Services Corporation, as well as numerous independent agency operations at the regional and local level. These smaller companies may expand into other markets in which FNF competes. Also, the removal of regulatory barriers might result in new competitors entering the title insurance business, and those new competitors may include diversified financial services companies that have greater financial resources than FNF does and possess other competitive advantages. Competition among the major title insurance companies, expansion by smaller regional companies and any new entrants with alternative products could affect FNF’s business operations and financial condition.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

      FNF and ANFI are providing the following Unaudited Pro Forma Condensed Combined Financial Information to give you a better picture of what the results of operations and financial position of FNF might have been had the Merger been completed at an earlier date. The Unaudited Pro Form Condensed Combined Statements of Earnings for the nine months ended September 30, 2002 and the year ended December 31, 2001 give effect to the Merger as if it had been completed on January 1, 2002 and 2001, respectively. The Unaudited Condensed Combined Balance Sheet as of September 30, 2002 gives effect to the Merger as if it had been completed on that date.

      As of January 9, 2003, FNF owned approximately 28% of ANFI’s outstanding common stock and accounts for ANFI under the equity method of accounting. Accordingly, FNF does not have a controlling financial interest in ANFI.

      The acquisition of the noncontrolling equity interest (72%) of ANFI will be accounted for under the purchase method of accounting in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations(“SFAS 141”). Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is created to the extent that the merger consideration, including certain acquisition and closing costs, exceeds the fair value of the net identifiable assets acquired. FNF has not yet completed its analysis of the fair value of the net identifiable assets to be acquired, which includes, among other things, estimating the fair value of ANFI’s property and equipment, title plants, operating leases and backlog of open orders. Based on the information currently available, the Merger is expected to initially create approximately $117.0 million in goodwill. The actual goodwill arising from the Merger will be based on the merger consideration, including certain acquisition and closing costs, the fair values of assets and liabilities on the date the Merger is consummated, and the fair value of FNF options exchanged for outstanding ANFI options in accordance with FASB Interpretation 44 (“FIN 44”). No assurance can be given that the actual goodwill amount arising from the Merger will not be more or less than the amount contemplated in the Unaudited Pro Forma Condensed Combined Financial Information. In accordance with Financial Accounting Standards Board Statement No. 142, Goodwill and Other Intangible Assets (“SFAS 142”), goodwill will be initially recognized and measured based on its fair value and will not be amortized, but tested for impairment annually, or more frequently if circumstances indicate potential impairment, through a comparison of fair value to its carrying amount.

      FNF and ANFI have prepared the Unaudited Pro Forma Condensed Financial Information based on available information, using assumptions that their respective management believes are reasonable. The Unaudited Pro Forma Condensed Combined Financial Information is being provided for informational purposes only. It does not purport to represent FNF’s actual financial position or results of operations had the Merger occurred on the dates specified nor does it project FNF’s results of operations or financial position for any future period or date.

      The Unaudited Pro Forma Condensed Combined Statements of Earnings do not reflect any adjustment for nonrecurring items or operating synergies arising as a result of the Merger. See “— Notes to Unaudited Pro Forma Condensed Combined Financial Information.” In addition, pro forma adjustments are based on certain assumptions and other information that are subject to change as additional information becomes available. Accordingly, the adjustments included in our financial statements published after completion of the Merger will vary from the adjustments included in the Unaudited Pro Forma Condensed Combined Financial Information included herein. In accordance with FIN 44, unearned compensation cost is recorded upon consummation of the Merger for a portion of the intrinsic value of the unvested FNF options that will be exchanged for unvested ANFI options. The unearned compensation cost will be recognized over the remaining vesting period as a non-cash charge. Based on the FNF closing stock price on January 9, 2003 of $34.44, the after tax unearned compensation cost is estimated to be $2.4 million. The amount of the non-cash charge resulting from the exchange of unvested FNF options for unvested ANFI options will ultimately be determined based upon the number of unvested options outstanding as of the date the Merger is consummated and the stock price of FNF on that date.

      The Unaudited Pro Forma Condensed Combined Financial Information should be read in conjunction with FNF’s and ANFI’s audited and unaudited historical financial information and related notes, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included herein and incorporated by reference herein. FNF and ANFI’s share and per share data for the year ended December 31, 2001 has been retroactively adjusted for FNF’s 10% stock dividend in May 2002 and ANFI’s five-for-four (25%) stock split in July 2002. In addition, certain reclassifications have been made to both FNF and ANFI’s prior year amounts to conform with their respective 2002 presentation. Additional reclassifications have been made to ANFI’s financial information to conform with FNF’s financial information presentation. See “Where You Can Find More Information.”

FIDELITY NATIONAL FINANCIAL, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

September 30, 2002

	FNF	ANFI		Pro Forma
	Historical	Historical	Combined	Adjustments		Pro Forma

	(In thousands)
ASSETS
Investments:
Fixed maturities available for sale at fair value at September 30, 2002 includes $186,260 of pledged FNF fixed maturity securities related to secured trust deposits	$1,243,612	$25,331	$1,268,943			$1,268,943
Equity securities, at fair value	88,779	1,289	90,068			90,068
Other long-term investments	34,456	—	34,456	(21,461	)(2),(3)	12,995
Settlement of investments, at September 30, 2002 includes $73,048 of pledged FNF investments related to secured trust deposits	215,921	—	215,921			215,921
Short-term investments, at September 30, 2002 includes $394,973 of pledged FNF cash related to trust deposits	869,812	1,290	871,102			871,102

Total investments	2,452,580	27,910	2,480,490	(21,461)		2,459,029
Cash and cash equivalents, at September 30, 2002 includes $394,973 of pledged FNF cash related to secured trust deposits	549,753	17,658	567,411			567,411
Leases and residual interests in securitizations	141,714	—	141,714			141,714
Trade receivables, net	181,208	4,174	185,382			185,382
Notes receivable, net (related party — $6,426 in 2002)	17,775	—	17,775			17,775
Cost in excess of net assets acquired, net	947,275	11,226	958,501	105,740	(2),(4)	1,064,241
Prepaid expenses and other assets	365,996	2,844	368,840	(2,776	)(2),(5)	366,064
Title plants	275,988	4,132	280,120	(1,100	)(2),(6)	279,020
Property and equipment, net	165,376	10,315	175,691			175,691
Deferred tax asset	99,120	5,197	104,317			104,317

	$5,196,785	$83,456	$5,280,241	$80,403		$5,360,644

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued liabilities	$606,395	$20,217	$626,612			$626,612
Notes payable	513,856	2,860	516,716	(745	)(2),(6)	515,971
Reserve for claim losses	892,675	5,494	898,169			898,169
Secured trust deposits	855,876	—	855,876			855,876
Due to affiliate	—	2,776	2,776	(2,776	)(2),(5)	—
Income taxes payable	105,309	2,940	108,249			108,249

	2,974,111	34,287	3,008,398	(3,521)		3,004,877
Minority interests and preferred stock of subsidiary	115,561	—	115,561			115,561
Stockholders’ equity:
Preferred stock	—	—	—			—
Common stock	10	—	10			10
Additional paid-in capital	1,542,118	23,442	1,565,560	113,440	(1)	1,679,000
Retained earnings	575,165	26,578	601,743	(26,578	)(1)	575,165
Accumulated other comprehensive earnings	17,970	(851)	17,119	851	(1)	17,970
Unearned compensation	—	—	—	(3,789	)(1)	(3,789)
Treasury stock	(28,150)	—	(28,150)	—		(28,150)

	2,107,113	49,169	2,156,282	83,924		2,240,206

	$5,196,785	$83,456	$5,280,241	$80,403		$5,360,644

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FIDELITY NATIONAL FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

For the Nine Months Ended September 30, 2002

	FNF	ANFI		Pro Forma
	Historical	Historical	Combined	Adjustments		Pro Forma

	(In thousands, except per share data)
Revenue:
Title insurance premiums	$2,408,416	$13,763	$2,422,179			$2,422,179
Net title service revenues	—	75,320	75,320	(75,320	)(5)	—
Escrow and other title related fees	679,304	30,692	709,996			709,996
Real estate related services	308,183	15,547	323,730			323,730
Interest and investment income	59,023	1,137	60,160			60,160
Realized gains, net	9,195	2,461	11,656	(3,534	)(7)	8,122
Other income	28,550	—	28,550			28,550

	3,492,671	138,920	3,631,591	(78,854)		3,552,737

Expenses:
Personnel costs	1,037,722	70,338	1,108,060			1,108,060
Other operating expenses	717,046	33,213	750,259	2,790	(8)	753,049
Agent commissions	1,020,936	7,333	1,028,269	(75,320	)(5)	952,949
Provision for claim losses	120,421	931	121,352			121,352
Amortization of cost in excess of net assets acquired	—	—	—			—
Interest expense	25,999	239	26,238			26,238

	2,922,124	112,054	3,034,178	(72,530)		2,961,648

Earnings before income taxes and minority interest	570,547	26,866	597,413	(6,324)		591,089
Income tax expense	205,397	11,015	216,412	(6,296	)(9)	210,116

Earnings before minority interest	365,150	15,851	381,001	(28)		380,973
Minority interest	8,368	—	8,368			8,368

Earnings from continuing operations	$356,782	$15,851	$372,633	$(28)		$372,605

Basic earnings per share from continuing operations	$3.74	$1.73	N/A	N/A		$3.78	(10)

Weighted average shares outstanding, basic	95,276	9,147	N/A	N/A		98,458	(10)

Diluted earnings per share from continuing operations	$3.61	$1.50	N/A	N/A		$3.63	(10)

Weighted average shares outstanding, diluted	98,762	10,584	N/A	N/A		102,739	(10)

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FIDELITY NATIONAL FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

For the Year Ended December 31, 2001

	FNF	ANFI		Pro Forma
	Historical	Historical	Combined	Adjustments		Pro Forma

	(In thousands, except per share data)
Revenue:
Title insurance premiums	$2,694,479	$8,890	$2,703,369			$2,703,369
Net title service revenues	—	76,435	76,435	(76,435	)(5)	—
Escrow and other title related fees	728,406	32,176	760,582			760,582
Real estate related services	287,063	17,080	304,143			304,143
Interest and investment income	93,105	1,267	94,372			94,372
Realized gains, net	6,349	1,001	7,350	(3,641	)(7)	3,709
Other income	64,705	—	64,705			64,705

	3,874,107	136,849	4,010,956	(80,076)		3,930,880

Expenses:
Personnel costs	1,187,177	73,909	1,261,086			1,261,086
Other operating expenses	829,433	36,443	865,876	3,111	(8)	868,987
Agent commissions	1,098,328	4,659	1,102,987	(76,435	)(5)	1,026,552
Provision for claim losses	134,724	1,104	135,828			135,828
Amortization of cost in excess of net assets acquired	54,155	551	54,706			54,706
Interest expense	46,569	422	46,991			46,991

	3,350,386	117,088	3,467,474	(73,324)		3,394,150

Earnings before income taxes and minority interest	523,721	19,761	543,482	(6,752)		536,730
Income tax expense	209,488	8,497	217,985	(6,523	)(9)	211,462

Earnings before minority interest	314,233	11,264	325,497	(229)		325,268
Minority interest	3,048	—	3,048	—		3,048

Earnings from continuing operations	$311,185	$11,264	$322,449	$(229)		$322,220

Basic earnings per share from continuing operations	$3.31	$1.20	N/A	N/A		$3.31	(10)

Weighted average shares outstanding, basic	94,048	9,386	N/A	N/A		97,229	(10)

Diluted earnings per share from continuing operations	$3.21	$1.09	N/A	N/A		$3.20	(10)

Weighted average shares outstanding, diluted	96,865	10,295	N/A	N/A		100,723	(10)

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FIDELITY NATIONAL FINANCIAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Amounts in thousands, except share and per share amounts)

1.	As of January 9, 2003, FNF owned approximately 28% of ANFI’s outstanding common stock. This pro forma adjustment reflects the purchase price for the remaining 72% of ANFI’s outstanding common stock:

a.	In the Merger, each share of ANFI common stock will be exchanged for .454 shares of FNF common stock. This is a fixed exchange ratio. Based on ANFI’s shares outstanding as of January 9, 2003, the date the Merger Agreement was signed, FNF anticipates issuing approximately 3,181,380 shares of FNF common stock in the Merger. For purpose of this analysis and in accordance with EITF 99-12, the assumed common stock price is $32.35 per share, which represents the average closing price of FNF common stock on the NYSE for the two day period beginning two days prior through two days subsequent to December 16, 2002, the last trading day before the public announcement of the Merger (the “Valuation Date”)	$102,911

b.	In the Merger, each vested and unvested option and warrant to purchase ANFI common stock will be exchanged for 0.454 vested and unvested options and warrants to purchase FNF common stock. This pro forma adjustment reflects the fair value of the vested and unvested options and warrants using FNF’s common stock price on the Valuation Date	33,971

c.	In accordance with FIN 44, unearned compensation costs are recorded upon consummation of the Merger for the portion of the intrinsic value, at the consummation date, of the unvested FNF options that will be exchanged for unvested ANFI options. This pro forma adjustment reflects the establishment of unearned compensation cost on the pro forma September 30, 2002 balance sheet, in the amount of	(3,789)

	Total recorded purchase price	$133,093

2.	The preliminary purchase price allocation is as follows:

Tangible and amortizable intangible assets acquired at fair value	$37,293
Cost in excess of net assets acquired, net	116,966
Liabilities assumed at fair value	(21,166)

Total recorded purchase price	$133,093

3.	This pro forma adjustment eliminates FNF’s 28% investment in ANFI of $21,461 as of September 30, 2002.

4.	This pro forma adjustment eliminates ANFI’s unamortized cost in excess of net assets acquired of $11,226 as of September 30, 2002, and records cost in excess of net assets acquired of $116,966.

5.	This pro forma adjustment eliminates the intercompany transactions and balances between FNF and ANFI.

6.	This pro forma adjustment eliminates ANFI’s title plant under capital lease of $1,100 and capital lease obligation of $745 with FNF.

7.	This pro forma adjustment eliminates the effect of the equity method of accounting of ANFI recorded by FNF of $3,534 for the nine-month period ended September 30, 2002 and $3,641 for the year ended December 31, 2001.

8.	In accordance with FIN 44, unearned compensation costs are recorded upon consummation of the merger for the unearned portion of the intrinsic value of the unvested FNF options that will be exchanged for unvested ANFI options. The amortization of the unearned compensation cost over the remaining vesting period, results in a pre-tax charge of $2,790 for the nine-month period ended September 30, 2002 and $3,111 for the year ended December 31, 2001.

9.	Income taxes are recorded at the estimated tax rate of 40%, multiplied by the pro forma adjustments to earnings before taxes and minority interest plus the benefit of 5% (state tax rate less federal benefit of state tax) multiplied by net title service revenue recorded by ANFI. ANFI’s subsidiary was subject to state income taxes for this revenue; however, if the acquisition had occurred as of January 1, 2002 or 2001, this revenue would have been earned by an insurance subsidiary of FNF and as such would not have been subject to state income taxes.

10.	The pro forma number of shares used in the per share computation — basic is the weighted average number of FNF common shares outstanding during the nine months ended September 30, 2002 and the year ended December 31, 2001 plus the issuance of approximately 3,181,380 shares of FNF common stock to effect the Merger. The pro forma number of shares used in the per share computation — diluted includes the impact of the assumed conversions of ANFI dilutive potential securities that will be exchanged for FNF dilutive securities.

MARKET PRICE AND DIVIDEND INFORMATION

      FNF’s common stock is listed on the NYSE under the symbol “FNF.” ANFI’s common stock is listed on NASDAQ National Market under the symbol “ANFI.” As of February 6, 2003, there were approximately 1,740 holders of record of FNF common stock, and as of February 3, 2003 there were approximately 55 holders of record of ANFI common stock. The table below sets forth, for the fiscal quarters indicated, the high and low sales prices per share of FNF common stock and ANFI common stock, as reported on the NYSE Composite Tape and the NASDAQ National Market, as applicable. FNF has historically followed a policy of paying quarterly dividends. Since the first quarter of 1999, ANFI has paid cash dividends on a quarterly basis, which payments have been made at the discretion of its Board of Directors. ANFI’s last dividend payment in the amount of $0.125 per share was paid on January 6, 2003 to shareholders of record on December 23, 2002. Pursuant to the Merger Agreement, ANFI has agreed to refrain from paying any further dividends prior to the Merger, except that ANFI may declare and pay a cash dividend to its shareholders of up to $0.125 per share with respect to its first quarter of 2003 if the Merger has not been consummated by April 11, 2003, which is the record date for FNF’s first quarter 2003 dividend.

	FNF Common Stock(1)			ANFI Common Stock(2)

			Dividends			Dividends
	High	Low	Declared	High	Low	Declared

2000
First Quarter	$15.08	$9.60	$0.08	$2.86	$2.18	$0.07
Second Quarter	16.58	10.33	0.08	2.73	2.00	0.07
Third Quarter	20.61	13.95	0.08	2.28	1.95	0.07
Fourth Quarter	32.55	16.32	0.08	2.33	2.27	0.07
2001
First Quarter	$30.53	$21.55	$0.08	$3.64	$2.18	$0.07
Second Quarter	23.14	16.61	0.08	4.11	2.91	0.07
Third Quarter	24.80	18.55	0.09	7.20	4.00	0.10
Fourth Quarter	25.06	20.19	0.09	6.89	5.24	0.10
2002
First Quarter	$25.44	$21.70	$0.09	$6.88	$5.00	$0.10
Second Quarter	31.74	23.96	0.10	12.80	6.32	0.10
Third Quarter	32.32	24.55	0.12	14.80	10.55	0.125
Fourth Quarter	33.61	26.79	0.12	15.15	10.27	0.125
2003
First Quarter (through January 21, 2003)	$34.68	$32.89	$0.15	$15.56	$14.79	N/A

(1)	The FNF amounts for 2000, 2001 and 2002 have been adjusted to give retroactive effect to a 10% stock dividend in August 2001 and May 2002.

(2)	The ANFI amounts for 2000, 2001 and 2002 have been adjusted to give retroactive effect to a 10% stock dividend in May 2001 and the five-for-four (25%) stock split in July 2002.

      Following the Merger, the holders of FNF common stock will be entitled to receive such dividends as may be declared by FNF’s Board of Directors. FNF’s current dividend policy anticipates the payment of quarterly dividends in the future. The declaration and payment of dividends will be in the discretion of FNF’s Board of Directors and will be dependent upon FNF’s future earning, financial condition and capital requirements. FNF’s ability to declare dividends is also subject to its compliance with the financial covenants contained in its existing credit agreement. In addition, since FNF is a holding company, its ability to pay dividends depends largely on the ability of its subsidiaries to pay dividends to it, and the ability of its title insurance subsidiaries to do so is subject to, among other factors, their compliance with applicable insurance regulations.

THE ANFI SPECIAL MEETING

      This proxy statement/prospectus is being mailed to the holders of ANFI common stock for use at the ANFI special meeting to be held on Wednesday, March 26, 2003 at 10:00 a.m. local time, at The Irvine Marriott Hotel, located at 18000 Von Karman Avenue, Irvine, California 92612, and at any adjournments or postponements thereof.

      At the ANFI special meeting, ANFI shareholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement between FNF and ANFI and the Merger.

How to Vote

      Your vote is important. Shareholders of record can vote by mail as described below. If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record.

Proxies

      If you are an ANFI shareholder, you may use the accompanying proxy if you are unable to attend the ANFI special meeting in person or wish to have your shares voted by proxy even if you do attend the ANFI special meeting. All shares of ANFI common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. Proxies that do not contain voting instructions will be voted in favor of approval and adoption of the Merger Agreement and the Merger.

Vote by Mail

      In order to be effective, completed proxy cards must be received by 8:30 a.m. (EDT) on March 26, 2003. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to the following address: ANFI, Inc., 1111 E. Katella Avenue, Suite 220; Orange, California 92867, Attention: Jo Ann N. Bunton.

Voting at the Special Meeting

      Voting by mail will not limit your right to vote at the special meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the special meeting. All shares that have been properly voted and not revoked will be voted at the special meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors of ANFI.

Voting on Other Matters

      If other matters are properly presented at the special meeting for consideration, the persons named on the proxy card will have the discretion to vote on those matters for you.

Revocation of Proxies

      Proxies may be revoked at any time before they are voted by:

•	written notice addressed to ANFI, Inc., 1111 East Katella Avenue, Suite 220, Orange, California 92867, Attention: Jo Ann N. Bunton, Controller;

•	timely delivery of a valid, later-dated proxy; or

•	voting by ballot at the special meeting.

      However, attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy.

Record Date; Vote Required

      Only holders of record of shares of ANFI common stock at the close of business on February 11, 2003 are entitled to notice of and to vote at the ANFI special meeting, with each share entitled to one vote. ANFI shareholders have limited dissenters’ or appraisal rights in connection with the Merger.

      Approval and adoption of the Merger Agreement requires the favorable vote of the holders of at least a majority of the shares of ANFI common stock voting in person or by proxy at the ANFI special meeting.

      On February 11, 2003, which is the record date for the special meeting, there were 9,920,940 shares of ANFI common stock issued and outstanding and entitled to vote. One vote may be cast with respect to the Merger Agreement and the Merger for each share of ANFI common stock that was owned on the record date.

      As described above under the heading “Summary — The ANFI Special Meeting — Share Ownership of FNF and Affiliates,” it is expected that at least 6,122,983, or approximately 64.1% of the outstanding shares of ANFI common stock as of December 31, 2002, will vote in favor of the Merger, assuring ANFI shareholder approval of the Merger Agreement and Merger

      Under NASDAQ rules, brokers and nominees are precluded from exercising their voting discretion on the proposal to approve and adopt the Merger and the Merger Agreement and, for this reason, absent specific instructions from the beneficial owner of shares, they are not permitted to vote such shares. In determining whether the Merger and the Merger Agreement are approved, a non-vote will have the same effect as a vote against the Merger Agreement and Merger. ACCORDINGLY, THE ANFI BOARD OF DIRECTORS URGES THE ANFI SHAREHOLDERS TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE AS DESCRIBED ABOVE.

Share Ownership of Management and Directors; Voting Agreement

      As of February 3, 2003, directors and executive officers of ANFI and their affiliates held and were entitled to vote 3,156,802 shares of ANFI common stock, or approximately 32% of the shares of ANFI common stock outstanding on February 3, 2003. Pursuant to the terms of a voting agreement (the “Voting Agreement”) entered into concurrently with the execution of the Merger Agreement, four of the executive officers who are also directors of ANFI and who own in the aggregate 2,557,380 shares of ANFI common stock have agreed to vote all of their shares in favor of the Merger and not to sell any of their outstanding ANFI shares other than shares relating to or obtained as the result of the exercise of ANFI options until the Merger has occurred or the Merger Agreement is terminated. On January 14, 2003, FNF entered into a written waiver with the ANFI holders party to the Voting Agreement, whereby FNF waived any rights it may have to enforce the transfer prohibition as it relates to the exercise of ANFI stock options and any subsequent sale of any shares of ANFI common stock received upon exercise. In this regard, two of the interested directors of ANFI on January 16 and 17, 2003 sold in the aggregate 170,700 shares of ANFI stock obtained as the result of their exercise of ANFI options in order to begin to reduce their outstanding options to acquire ANFI shares as required by the Merger Agreement and to diversify their own personal investment portfolios. The other interested directors similarly may exercise their ANFI options and sell the underlying ANFI shares prior to the consummation of the Merger for similar reasons.

Quorum

      Holders of a majority of the outstanding shares of ANFI common stock entitled to vote must be present, either in person or by proxy, at the ANFI special meeting to constitute a quorum. In general, abstentions and broker non-votes will not be counted as present or represented for the purposes of determining a quorum for the ANFI special meeting.

Expenses of Solicitation

      The expenses of the solicitation of proxies with respect to the ANFI special meeting will be borne by ANFI. In addition to solicitation by mail, arrangements will be made with brokers and other custodians, nominees and fiduciaries to send proxy materials to their principals and ANFI will, upon request, reimburse them for reasonable expenses of so doing. Solicitation of proxies from some ANFI shareholders may be made by ANFI’s officers, directors, consultants and employees by telephone, facsimile, or in person after the initial solicitation.

Recommendation of the ANFI Board of Directors

      BY UNANIMOUS VOTE OF ITS DISINTERESTED DIRECTORS, THE ANFI BOARD OF DIRECTORS APPROVED THE MERGER AGREEMENT AND THE MERGER, DECLARED THAT THE MERGER AGREEMENT AND THE MERGER ARE ADVISABLE AND DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, ANFI AND THE ANFI SHAREHOLDERS. ACCORDINGLY, BY UNANIMOUS VOTE OF ITS DISINTERESTED DIRECTORS, THE ANFI BOARD OF DIRECTORS RECOMMENDS THAT THE ANFI SHAREHOLDERS VOTE “FOR” APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER. See “The Merger — ANFI Reasons for the Merger; Recommendation of the ANFI Board of Directors.”

Miscellaneous

      It is not expected that any other matters will be brought before the ANFI special meeting. If any other matters are properly brought before the ANFI special meeting, including a motion to adjourn or postpone the ANFI special meeting to another time and/or place for the purpose of, among other things, permitting dissemination of information regarding material developments relating to the Merger Agreement and the Merger, or soliciting additional proxies in favor of the approval of the Merger Agreement and the Merger, the persons named on the accompanying proxy card will vote the shares represented by the proxy upon such matters in their discretion. However, if ANFI proposes to adjourn or postpone its special meeting for the purpose of soliciting additional votes in favor of the Merger agreement and the Merger, and seeks a vote of ANFI shareholders on such proposal, proxies that have been voted against the Merger Agreement and Merger (or on which an ANFI shareholder has elected to abstain) will not be voted in favor of any adjournment or postponement for the purpose of soliciting additional proxies. Any other proxy will be deemed to have voted “FOR” any such adjournment or postponement proposal. Should the ANFI special meeting be reconvened, all proxies will be voted in the same manner as such proxies would have been voted when the ANFI special meeting was originally convened, except for proxies effectively revoked or withdrawn prior to the time proxies are voted at the reconvened ANFI special meeting.

      ANFI SHAREHOLDERS SHOULD NOT SEND IN ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS. ANFI SHAREHOLDERS WILL BE SENT SEPARATE WRITTEN INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES PROMPTLY AFTER THE EFFECTIVE TIME OF THE MERGER. FNF STOCKHOLDERS WILL NOT EXCHANGE THEIR STOCK CERTIFICATES IN CONNECTION WITH THE MERGER.

THE MERGER

      The following describes certain aspects of the proposed Merger. Because this discussion is a summary, it may not contain all of the information that is important to you. To understand the Merger fully, and for a more complete description of the legal terms of the Merger, you are urged to read the Merger Agreement carefully. A copy of the Merger Agreement is attached as Appendix A to this document and is incorporated in this document by reference.

General

      The Merger Agreement provides for the Merger of ANFI with and into a newly formed, wholly-owned subsidiary of FNF, with such wholly-owned subsidiary surviving the Merger as a wholly-owned subsidiary of FNF. The Merger will become effective with the filing of an agreement of merger with the Secretary of State of the State of California. It is anticipated that this filing will be made as soon as practicable after the last of the conditions to the Merger, as set forth in the Merger Agreement, has been satisfied or waived. When the Merger is completed:

•	the separate corporate existence of ANFI will cease;

•	the merger subsidiary will continue as the surviving corporation; and

•	the Articles of Incorporation and Bylaws of the merger subsidiary then in effect will be the Articles of Incorporation and Bylaws of the surviving corporation.

      FNF and ANFI hope to complete this transaction by June 30, 2003.

Merger Consideration

      In the Merger, each share of ANFI common stock outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 0.454 shares of FNF common stock.

      No fractional shares of FNF common stock will be issued in the Merger. Any fractional share of FNF common stock which would otherwise be payable to an ANFI shareholder will be settled in cash in an amount equal to the value of such fractional share, based upon the FNF share price at the effective time of the Merger.

      When the Merger is completed, each unexercised stock option to buy ANFI common stock outstanding under ANFI’s stock option plans and each warrant to purchase ANFI common stock will become an option or warrant to purchase FNF common stock, subject to certain limitations applicable to the senior executives of ANFI. The number of shares of FNF common stock subject to each new option or warrant, as well as the exercise price of each new option or warrant, will be adjusted to reflect the exchange ratio. There will be no change in the vesting schedule applicable to any of the ANFI stock options or warrants.

      All ANFI employees shall be eligible to become participants in FNF’s employee stock purchase plan with credit for time of service with ANFI and credit from time of participation in the ANFI employee stock purchase plan. At the effective time of the Merger, the ANFI employee stock purchase plan will be terminated in accordance with its provisions.

Background of the Merger

      Beginning in mid-2001, ANFI’s senior management commenced a strategic review of ANFI’s status and market position and prospects, including the status of the real estate market and current interest rates. Then, as now, ANFI was engaged in a highly-cyclical industry, its revenue stream was not diversified and ANFI relied almost entirely on its underwritten title insurance business. At the end of June 2001, the stock of ANFI was trading for approximately $4 a share, adjusted for the July 2002 stock split, which represented an approximate 33 1/3% decrease in the price per share of ANFI stock since the date of the initial public offering.

      As management did not feel the reduction in the price per share of ANFI stock since the date of its initial public offering was reflective of the true value of ANFI, ANFI’s senior management, with the concurrence of its Board of Directors, retained Houlihan, Lokey, Howard & Zukin Capital (“Houlihan Lokey”) on October 30, 2001, to act as ANFI’s financial advisor. The financial advisor was retained to evaluate ANFI’s strategic alternatives and to provide financial advisory and investment banking services in connection with potential transactions such as acquisitions, financings, capital infusions, mergers, consolidations, tender exchange offers, leveraged buyouts, leveraged recapitalizations, sales of assets or equity interests or similar transactions involving all or a substantial part of ANFI’s business.

      Among other activities, Houlihan Lokey contacted 37 potential buyers. Of that group, three parties showed some level of interest in pursuing a transaction with ANFI. One of those interested parties was FNF, which at that time offered approximately $10.40 per share, adjusted for the July 18, 2002 ANFI five for four stock split. Another party expressed interest in acquiring ANFI at a price of between $8.20 to $9.00 per share, adjusted for the July 2002 stock split. A third party expressed interest at between $6.40 and $8.00 per share, adjusted for the July 2002 stock split. During this period the price per share of ANFI stock was trading in the approximate range of $10.95 per share to $15.00 per share.

      Due to a number of factors, including the fact that none of these offers was meaningfully in excess of the price per share at which ANFI stock was then trading, the fact that ANFI’s stock price appreciated significantly over the period between June 2001 and the completion of the Houlihan Lokey initial solicitation of potential buyers in June 2002, and a determination by the ANFI Board of Directors that there was a general lack of interest by prospective buyers at values which would result in a purchase price at a premium to the then market price of ANFI stock, Houlihan Lokey’s engagement as financial advisor was terminated by ANFI on or about June 30, 2002.

      William P. Foley, II, Chairman of the Board and Chief Executive Officer of FNF, requested a meeting on December 10, 2002 with Michael C. Lowther, the Chairman of the Board and Chief Executive Officer of ANFI and Wayne D. Diaz, President of ANFI. Mr. Foley informed Messrs. Lowther and Diaz that FNF was interested in pursuing an acquisition of ANFI based upon the conversion of each common share of ANFI into 0.454 common shares of FNF. Based on the December 10, 2002 closing stock prices, this was an implied value of $15.00 per ANFI share based on FNF’s share price of $33.04 and represented a 19% premium to ANFI’s share price of $12.63.

      On December 11, 2002, at a regularly scheduled meeting of the ANFI Board of Directors, Mr. Lowther announced that he had received an offer from Mr. Foley on behalf of FNF to acquire ANFI. At that meeting, the Board appointed a special committee of the Board of Directors (the “Special Committee”) consisting of four independent directors to evaluate, negotiate and recommend to the ANFI Board of Directors the advantages and disadvantages of the FNF proposal on an independent basis.

      Thereafter, negotiations were commenced between the Special Committee and representatives of FNF regarding the terms of a letter of intent. Immediately following the December 11, 2002, ANFI Board of Directors meeting, the Special Committee contacted Houlihan Lokey concerning their availability to act as financial advisor in connection with the Special Committee’s negotiation of the proposed letter of intent with FNF and the possibility of its affiliate, HLHZFA, rendering an rendering an opinion on the fairness of the terms of the transaction.

      On December 13, 2002 a non-binding letter of intent was executed between ANFI and FNF. The letter of intent contained several significant conditions to completion of the transaction including a due diligence review period, negotiation of a mutually satisfactory merger agreement, obtaining all necessary regulatory approvals, no material adverse change in ANFI’s or FNF’s businesses, receipt by ANFI of an acceptable fairness opinion, an opinion as to tax deferred treatment of the merger consideration, ANFI shareholder approval and other customary closing conditions.

      On December 13, 2002, the Special Committee retained Houlihan Lokey to act as the Special Committee’s exclusive financial advisor to provide financial advisory and investment banking services in connection with the possible acquisition of ANFI by FNF, or an acquisition of ANFI by a party other than FNF. HLHZFA was also engaged to render an opinion to the Special Committee as to the fairness, from a financial point of view, to the unaffiliated shareholders of ANFI of the consideration to be received by them in connection with the proposal made by FNF or an alternative proposal from a party other than FNF.

      Following the execution of the letter of intent on Friday, December 13, 2002, negotiations commenced concerning the terms of a definitive agreement relating to the proposed merger of ANFI and FNF. Pursuant to the letter of intent, ANFI and its representatives were permitted to solicit superior offers from parties other than FNF for a 14 day period commencing on December 13, 2002, subject to a termination fee if ANFI accepted a superior offer. Houlihan Lokey immediately commenced efforts to solicit other offers to acquire ANFI.

      On Monday morning, December 16, 2002, prior to the beginning of trading on the New York Stock Exchange and NASDAQ, a press release was issued announcing that FNF and ANFI had entered into a letter of intent pursuant to which FNF would acquire ANFI.

      On December 18, 2002, FNF delivered the initial draft of the proposed merger agreement to the Special Committee.

      On December 20, 2002 at a meeting of the Special Committee, the law firm of Sheppard, Mullin, Richter & Hampton, LLP, (“Sheppard Mullin”) was retained by the Special Committee to act as its counsel in connection with the proposed acquisition by FNF. At this meeting the Special Committee reviewed the status of discussions with FNF and the nature of the material terms being negotiated. Discussion included a review of the terms of FNF’s acquisition proposal as contained in the letter of intent, and an initial discussion was held concerning the terms of the initial draft of the merger agreement.

      On December 24, 2002, the Special Committee met with representatives of Houlihan Lokey, HLHZFA and Sheppard Mullin. At that meeting the representatives of Houlihan Lokey reviewed the status of their search for prospective purchasers. The representatives of Houlihan Lokey stated at this meeting that they were actively testing the market to see what other interest might exist for a possible acquisition of ANFI. It was also noted that because of FNF’s familiarity with ANFI through its part ownership of ANFI and its rendering of management services to ANFI, that the risk of not closing due to possible due diligence problems was reduced significantly. Representatives of Houlihan Lokey advised the Special Committee that the two parties that had expressed interest during the search previously conducted in mid-June, 2002, were no longer interested. In addition, representatives of HLHZFA reviewed the status of preparation of their fairness opinion relating to the FNF proposal and reviewed the terms of the FNF offer, including the consideration to be paid. At this meeting, Sheppard Mullin also discussed the fiduciary duties of the members of the Special Committee in conducting their deliberations.

      On the afternoon of December 27, 2002 the Special Committee received via telefax a letter from the President of First American Title Insurance Company requesting information concerning ANFI and expressing its interest in pursuing an acquisition of ANFI. As a result of this expression of interest from First American Title Insurance Company (“First American”), a Special Committee meeting was held that afternoon at which it was decided to deliver any information reasonably requested by First American up to and including the last day of the fourteen-day non-exclusive period provided for in the letter of intent in which non-public information could be given to an interested third party prior to ANFI’s receipt of an offer superior to the FNF offer. All documents which First American requested for review on December 27, 2002 were provided to it that same day.

      On December 30, 2002 another meeting of the Special Committee was held with the participation of Sheppard Mullin and representatives of Houlihan Lokey to determine the results of the market search. Houlihan Lokey reported that, other than First American, no party expressed interest in pursuing a possible acquisition of ANFI. As a result of this meeting it was decided to contact the President of First American to inform him of the time parameters in which First American would have to make its offer in order to have it considered by the Special Committee prior to proceeding with the FNF offer. Representatives of HLHZFA, also present at the meeting, notified the Special Committee that on January 6, 2003 they would present to the Special Committee on a preliminary basis their findings regarding the fairness from a financial point of view of the proposed consideration to be paid by FNF to the Unaffiliated Shareholders of ANFI in connection with the Merger.

      On or about January 5, 2003, the President of First American notified the Special Committee that First American had decided not to pursue the acquisition of ANFI.

      At the January 6, 2003 meeting of the Special Committee, representatives from Houlihan Lokey and HLHZFA were present together with counsel from Sheppard Mullin. Representatives of Houlihan Lokey reviewed the fact that they were unable to generate other offers to acquire ANFI. Representatives of HLHZFA also discussed the due diligence which they had undertaken in connection with the proposed fairness opinion, including meetings with members of the senior management of ANFI, reviewing 10-K and 10-Q filings for both ANFI and FNF, reviewing a budget of ANFI’s financial performance for the fiscal year ending December 31, 2003, historical market prices and trading volumes for both ANFI and FNF, reviewing drafts of documents relating to the proposed merger, including the Merger Agreement, and reviewing other publicly available financial data related to the acquisition of certain companies comparable to ANFI. During the January 6, 2003 meeting, HLHZFA delivered its preliminary conclusion to the Special Committee that as of that date, based on the assumptions made, matters considered and limits of review as set forth in such opinion, the consideration to be received by the Unaffiliated Shareholders in connection with the Merger was fair to them from a financial point of view. At this meeting HLHZFA presented a draft of an analysis it had used to reach its preliminary conclusion, which it reviewed with the Special Committee and its counsel. At that meeting, counsel to the Special Committee, as well as counsel to ANFI, reviewed the terms and conditions of the Merger Agreement and updated the Special Committee as to how issues had been resolved. Sheppard Mullin again reviewed with the members of the Special Committee their fiduciary duties under California law. It was also brought to the attention of the Special Committee that First American had stated that it was not interested in pursuing a acquisition of ANFI. The Special Committee decided to hold another meeting to provide additional time to review in more detail the fairness analysis, and thereafter have another opportunity to further question HLHZFA regarding its findings and confer with counsel to the Special Committee at a follow-up meeting of the Special Committee.

      On January 9, 2003 another meeting of the Special Committee was held. Also participating in the meeting were counsel to the Special Committee, Sheppard Mullin, and representatives of HLHZFA. At this meeting HLHZFA provided the Special Committee with its written fairness opinion with respect to the Merger and again reviewed its fairness analysis. At this meeting, HLHZFA again stated that it was of the opinion that the consideration to be received by the Unaffiliated Shareholders of ANFI in connection with the proposed Merger was fair from a financial point of view. Also at this meeting the final terms of the proposed Merger Agreement were reviewed and discussed. After further discussion with HLHZFA and Sheppard Mullin, the Special Committee voted unanimously to recommend to the Board of Directors of ANFI the approval of the terms of the proposed merger with FNF as fair and in the best interests the shareholders of ANFI, expressly including the Unaffiliated Shareholders.

      On January 9, 2003, another meeting of the full ANFI Board of Directors was held, at which the terms of the final proposed merger agreement were reviewed and discussed, as well as the fairness opinion that had been rendered by HLHZFA. A review of the proposed transaction since the original receipt of the FNF proposal was conducted, as well as a review of the results of Houlihan Lokey’s attempt to solicit interest from third parties in acquiring ANFI. Following further discussion, ANFI’s Board, by the unanimous affirmative vote of the disinterested directors, approved the form of the Merger Agreement and the execution of the Merger Agreement and determined that the merger was fair to, and in the best interest of, ANFI and the Unaffiliated Shareholders of ANFI. ANFI and FNF then executed the Merger Agreement on January 9, 2003. FNF and ANFI issued a press release announcing the execution of the Merger Agreement on January 10, 2003, prior to the beginning of trading on the New York Stock Exchange and the NASDAQ. Concurrently with the execution of the Merger Agreement, four interested directors of ANFI executed the Voting Agreement with FNF wherein they agreed to vote all their shares in favor of the Merger at the special shareholders’ meeting and not to sell any ANFI shares prior the Merger. On January 14, 2003, FNF agreed that, notwithstanding the terms of the Voting Agreement, shares relating to or acquired as the result of the exercise of outstanding options as of the date of the Merger Agreement could be sold by the ANFI executives who were parties to the Voting Agreement.

      On January 16 and 17, 2003, Carl A. Strunk and Barbara A. Ferguson, two of the interested directors, elected to exercise ANFI options and in the aggregate sold 170,700 shares of ANFI in order to begin to reduce their outstanding options to acquire ANFI shares as required by the Merger Agreement and to diversify their own personal investment portfolios. The other interested directors similarly may exercise their ANFI options and sell the underlying ANFI shares prior to the consummation of the Merger for similar reasons. Pursuant to an amendment to the Merger Agreement dated as of February 21, 2003, FNF agreed to permit ANFI to declare and pay a cash dividend with respect to its first quarter not to exceed $0.125 per share if the Merger has not been consummated by April 11, 2003, which is the record date for FNF’s first quarter 2003 dividend.

FNF Reasons for the Merger

      The FNF Board of Directors, by unanimous vote of the disinterested members, has approved the Merger Agreement and the transactions contemplated thereby, has deemed the Merger advisable and has determined that the terms of the Merger and the Merger are fair and in the best interests of FNF and its stockholders. In reaching its determination to approve the Merger Agreement and the Merger, the FNF Board of Directors consulted with FNF management and its financial and other advisors, and considered a number of factors, including the following.

•	The current status of FNF’s business, operations, financial condition, earnings and prospects, and current industry, economic and market conditions.

•	The expectation that the Merger would result in synergies for the combined company’s operations, including changing the name of ANFI to Ticor following the Merger to enable FNF to further develop and expand its Ticor brand as a third major title brand along with Fidelity Title and Chicago Title.

•	The belief that the critical mass to be gained by combining ANFI with Ticor’s existing operations will be sufficient to gain additional cost savings unavailable to either entity on its own.

•	The expectation that the direct title operations of ANFI would be a good complement to the existing mix of agency business and direct operations of Ticor.

•	The experienced management team at ANFI that FNF and its Ticor operations would gain as part of the acquisition.

•	The business, operations, financial condition, earnings and prospects of ANFI, and current industry, economic and market conditions. In making its determination, the FNF Board of Directors took into account the fact that senior management of FNF had performed a due diligence review of ANFI’s business.

•	The anticipated financial impact of the proposed transaction on FNF’s and ANFI’s future financial performance, including the effect on earnings, FNF’s stock price, and on FNF’s stockholders in general.

•	The complementary nature of the two companies’ businesses and the close relationship between the boards of directors of the two companies, including a shared director.

•	The structure of the transaction and the terms of the Merger Agreement, including the fact that the Merger is intended to qualify as a “reorganization” under Section 368 of the Internal Revenue Code.

      The discussion above addresses the material factors considered by the FNF Board of Directors in its consideration of the Merger. In view of the variety of factors and the amount of information considered, the FNF Board of Directors did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. The determination was made after consideration of all of the factors as a whole. In addition, individual members of the FNF Board of Directors may have given different weights to different factors.

      THE FNF BOARD OF DIRECTORS, BY UNANIMOUS VOTE OF ITS DISINTERESTED MEMBERS, APPROVED THE MERGER AGREEMENT AND THE MERGER, DECLARED THAT

THE MERGER AGREEMENT AND THE MERGER ARE ADVISABLE AND DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, FNF AND THE FNF STOCKHOLDERS.

ANFI Reasons for the Merger; Recommendation of the ANFI Board of Directors

      In reaching its determination to recommend approval and adoption of the Merger Agreement and the Merger, the Special Committee of ANFI’s Board of Directors consulted with ANFI management, as well as with its financial advisor, Houlihan, Lokey, and its own independent counsel, Sheppard, Mullin, Richter & Hampton, LLP, and considered a number of factors, including the following.

•	The terms and conditions of the proposed Merger, including the fact that each share of common stock of ANFI is to be converted into the right to receive 0.454 shares of common stock of FNF. This exchange ratio represented a premium of approximately 11% over the preceding day’s closing price. Based upon the trailing 30 day average of the ANFI closing prices from December 16, 2002, the exchange ratio represented a premium of 23.7%; for the trailing three month period from the close of trading on December 6, 2002 a premium of 28.3%; for the trailing six month period from the close of trading on December 16, 2002, a premium of 23.1%; and for the trailing 12 month period from the close of trading on December 16, 2002, a premium of 53%.

•	The fact that ANFI had previously retained Houlihan Lokey from October 30, 2001 through June 30, 2002 to perform a market search for potential purchasers of ANFI, and the highest offer obtained during that period was from FNF at $10.40 per share (as adjusted for the July 18, 2002 stock split).

•	The fact that during the previous sale process, Houlihan Lokey had contacted 37 potential buyers, of which only three parties showed interest in pursuing a transaction with ANFI.

•	The fact that during the non-exclusive period established under the December 13, 2002 letter of intent, ANFI, through Houlihan Lokey, had attempted to solicit superior proposals to the FNF proposal and no other offers were obtained in the market place during this period.

•	The fact that on July 5, 2002, senior management of ANFI sold 627,982 shares of their ANFI shares (on a pre-split basis) to FNF in a private transaction. Adjusted for the July 18, 2002 stock split, FNF acquired these shares at a price of $12.00 per share.

•	The level of competition in the title insurance industry with companies of greater financial resources than ANFI.

•	The expectation that the exchange of ANFI shares for FNF shares would result in the ANFI shareholders receiving less volatile shares which would not be subject to as wide market fluctuations as the ANFI shares.

•	The fact that the structure of the transaction is expected to allow tax on the shares of FNF stock to be received by the ANFI shareholders to be deferred until the FNF shares are sold.

•	The fact that the Merger will allow ANFI shareholders to retain an equity interest in the combined company.

•	The anticipated benefits of the Merger for ANFI’s core businesses as a result of the financial, marketing and distribution advantages that will result from a combination with FNF.

•	The ANFI Board of Director’s assessment of the business, operations, financial condition, earnings and prospects of each of ANFI and FNF. In making its determination, the ANFI Board of Directors took into account the fact that senior management of both FNF and ANFI had a close business relationship due to FNF’s beneficial ownership of approximately 28% of the outstanding shares of ANFI and FNF’s continuing provision of certain administrative and support functions to ANFI.

•	The fact that the close business relationship between FNF and ANFI significantly reduced the risk that the transaction might not close due to due diligence concerns.

•	The likelihood of obtaining required regulatory approvals.

•	The terms and conditions of the Merger Agreement, including:

•	that ANFI may provide information to and negotiate with unsolicited bidders, if the ANFI Board determines a bid is, or could reasonably be expected to result in, a superior proposal;

•	that prior to obtaining the ANFI shareholder vote, ANFI may terminate the Merger Agreement to accept a superior proposal for a competing transaction;

•	that ANFI could be obligated to pay FNF a termination fee of $2,780,000; and

•	that while the termination provisions of the Merger Agreement could obligate ANFI to pay FNF a termination fee equal to $2,780,000, which could have the effect of discouraging alternative proposals for a business combination with ANFI, the Merger Agreement did not preclude bona fide alternative proposals and that the size of the termination fee was reasonable in light of the size and benefits of the transaction. See “The Merger Agreement — Termination Fee” for a description of the termination fee provisions of the Merger Agreement.

•	The impact of the Merger on employees and customers served by ANFI following the Merger.

•	The non-financial terms of the transaction, including the fact that ANFI is expected to be operated separately within the FNF corporate group as part of TICOR.

•	The complementary nature of the two companies’ businesses and the belief of senior management that ANFI and FNF possess complementary skills and assets.

•	The fact that ANFI’s wholly-owned subsidiary, American Title Company (“ATC”), had entered into a contract with Chicago Title Insurance Company (“CTIC”), a wholly-owned subsidiary of FNF, on or about October 1, 2000, pursuant to which ATC agreed that, until June 30, 2007, ATC would act as an exclusive agent for CTIC with respect to the procurement of title insurance policies in 16 counties in California and Arizona, subject to certain exceptions.

•	That there are risks associated with obtaining the necessary regulatory approvals, and as a result of certain conditions to the completion of the Merger, it is possible that the Merger may not be completed even if approved by shareholders. See “The Merger Agreement — Conditions to the Merger.”

•	The fact that following announcement of the Merger Agreement, ANFI’s relationships with employees, agents and customers might be negatively affected because of uncertainty surrounding ANFI’s future status and direction.

•	The fact that the executive officers and directors of ANFI may be deemed to have interests in the proposed Merger that are different from and in addition to the interests of ANFI shareholders generally. See “— Interests of Certain Persons in the Merger” below.

•	That the opinion of HLHZFA, dated January 9, 2003, stated that as of the date of the opinion and subject to the assumptions, limitations and qualifications contained therein, the consideration to be received by the Unaffiliated Shareholders of ANFI common stock in connection with the Merger was fair to them from a financial point of view. See “— Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to the Special Committee” below.

•	The fact that, based on the collective methodologies used by HLHZFA in support of its January 9, 2003 fairness opinion, that the consideration to be received by the Unaffiliated Shareholders of ANFI common stock in connection with the Merger was fair to them from a financial point of view.

•	The fact that there was no minimum price or collar in the price of FNF stock as a condition to the closing of the Merger.

•	The fact that the FNF shares to be received are much more actively traded and FNF is followed by many more analysts.

      The discussion above addresses the material factors considered by the ANFI Board of Directors in its consideration of the Merger. In view of the variety of factors and the amount of information considered, the

ANFI Board of Directors did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. The determination was made after consideration of all of the factors as a whole. In addition, individual members of the ANFI Board of Directors may have given different weights to different factors. For a discussion of the interests of certain members of ANFI’s management and the ANFI Board of Directors in the Merger, including the election of certain interested directors to exercise options and sell ANFI shares on January 16 and 17, 2003. See “— Interests of Certain Persons in the Merger” below.

      BY UNANIMOUS VOTE OF THE DISINTERESTED DIRECTORS, THE ANFI BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT AND THE MERGER, DECLARED THAT THE MERGER AGREEMENT AND THE MERGER ARE ADVISABLE AND DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, ANFI AND THE ANFI SHAREHOLDERS. ACCORDINGLY, THE ANFI BOARD RECOMMENDS THAT THE ANFI SHAREHOLDERS VOTE “FOR” APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to the Special Committee

      On December 13, 2002, the Special Committee of the Board of Directors of ANFI retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“HLHZFA”) to render an opinion (the “Opinion”) to the Special Committee as to the fairness, from a financial point of view, of the consideration to be received by the Unaffiliated Shareholders of ANFI’s in connection with the Merger. The term “Unaffiliated Shareholders” means the shareholders of ANFI, other then FNF, affiliates of FNF, and the executive management of ANFI. The Special Committee utilized the Opinion in evaluating the Merger.

      The Special Committee retained HLHZFA based upon its experience in the valuation of businesses and their securities in connection with mergers, acquisitions, recapitalizations and similar transactions, particularly with respect to insurance and financial services companies. HLHZFA is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, business valuations and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings and private placements of debt and equity securities.

      On January 9, 2003, HLHZFA delivered the Opinion to the Special Committee to the effect that, as of the date of the Opinion, on the basis of its analysis summarized below and subject to the limitations described below, the consideration to be received by the Unaffiliated Shareholders of ANFI in connection with the Merger is fair to them from a financial point of view.

      The full text of the Opinion, which describes, among other things, the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by HLHZFA in rendering the Opinion is attached hereto and is incorporated herein by reference. The summary of the Opinion in this proxy statement/ prospectus is qualified in its entirety by reference to the full text of the Opinion. You are urged to read HLHZFA’s Opinion in its entirety.

      The Opinion does not constitute a recommendation to the Special Committee or its shareholders on whether or not to support the Merger and does not constitute a recommendation to any shareholder on whether or not to vote in favor or against any matter set forth herein. The Opinion is furnished for the benefit of the Special Committee in evaluating the Merger, and, by its terms, may not be relied upon by any other person without the written consent of HLHZFA, except to the extent required by applicable law.

      As compensation to HLHZFA for its services in connection with the rendering of its Opinion, ANFI agreed to pay HLHZFA an aggregate fee of $450,000. Of this amount, $270,000 of HLHZFA’s aggregate fee is to be paid only upon the successful completion of the Merger. No portion of HLHZFA’s aggregate fee is contingent upon the conclusions reached in the Opinion. The fact that ANFI structured HLHZFA’s fees for services in connection with the rendering of its fairness opinion as contingent upon the successful completion of the Merger was disclosed to and discussed by the Special Committee at the time of HLHZFA’s engagement, in the presence of counsel to the Special Committee. In addition, ANFI agreed to indemnify HLHZFA and related persons against certain liabilities, including liabilities under federal securities laws that arise out of the engagement of HLHZFA, and to reimburse HLHZFA for its reasonable expenses.

      Additionally, Houlihan Lokey, an affiliate of HLHZFA, received $75,000 in fees, plus reimbursement of its reasonable expenses, from ANFI for financial advisory and investment banking services performed by Houlihan Lokey on behalf of ANFI from October 30, 2001 through June 30, 2002. ANFI engaged Houlihan Lokey during such period and again on December 13, 2002, to solicit indications of interest to sell ANFI both before and after FNF submitted its merger proposal to ANFI’s board. Houlihan Lokey is also entitled to be paid an additional fee equal to five percent of the transaction value (equal to the market value of the equity in ANFI at the time of the Merger, plus interest bearing debt of ANFI outstanding as of the effective time of the Merger) in excess of $168 million. This fee will be adjusted up or down depending on the ANFI stock price and debt outstanding as the time of the Merger.

      The Opinion does not address ANFI’s underlying business decisions to effect the Merger. HLHZFA did not, and was not requested by ANFI or any other person to make any recommendations as to the form or amount of consideration in connection with the Merger. Furthermore, at the request of ANFI, HLHZFA did not participate in the negotiation of the Merger or its terms or advise ANFI or the Special Committee with respect to alternatives to the Merger. Notwithstanding the foregoing, Houlihan Lokey, an affiliate of HLHZFA, did act as ANFI’s financial advisor with respect to the Merger and, although it did not negotiate the terms of the Merger for any party, Houlihan Lokey solicited indications of interest to sell ANFI to parties other than FNF after ANFI had received FNF’s merger proposal. At the time HLHZFA was engaged by the Special Committee, it discussed with the Special Committee facts relevant to the Special Committee’s determination of HLHZFA’s independence with respect to rendering a fairness opinion on the Merger, given HLHZFA’s affiliation with Houlihan Lokey.

      In arriving at the Opinion, among other things, HLHZFA undertook the following:

1) met with certain members of the senior management of ANFI to discuss the operations, financial condition, future prospects, projected operations and performance of ANFI and the pending Merger;

2) reviewed ANFI’s Form 10-K for the fiscal year ended 2001, Form 10-Q for the three quarters ended September 30, 2002, and ANFI-prepared financial statements dated November 30, 2002, which ANFI’s management has identified as the most current financial statements available;

3) reviewed a budget of ANFI’s projected financial performance for the fiscal year ending December 31, 2003 prepared by ANFI’s management;

4) reviewed the historical market prices and trading volume for ANFI’s publicly traded securities and other publicly available information regarding ANFI;

5) reviewed FNF’s Form 10-K for the fiscal year ended 2001 and Form 10-Q for the three quarters ended September 30, 2002;

6) reviewed the historical market prices and trading volume for FNF’s publicly traded securities and other publicly available information regarding FNF;

7) reviewed drafts of certain documents relating to the Merger, including the draft dated January 8, 2003 of the Merger Agreement by and between FNF and ANFI (which acted as the basis for conclusions reached in the Opinion with respect to the Merger structure);

8) reviewed certain other publicly available financial data for certain companies that HLHZFA deemed comparable to ANFI, and publicly available prices and premiums paid in other transactions that HLHZFA considered similar to the Merger; and

9) conducted such other studies, analyses and inquiries as HLHZFA has deemed appropriate.

Analyses

      The following is a summary of the material financial analyses used by HLHZFA in connection with providing the Opinion. This summary is qualified in its entirety by reference to the full text of the Opinion, which is attached as Appendix C to this proxy statement/prospectus. You are urged to read the full text of the HLHZFA Opinion carefully and in its entirety.

      HLHZFA’s analyses of the Merger contemplated by the Merger Agreement included the calculation and comparison of the following: (i) an analysis of ANFI’s stock price as determined by the public market; and (ii) an analysis of ANFI’s stock price as determined by HLHZFA. HLHZFA then performed the following analyses in order to determine the current price per share of ANFI.

      As a preliminary matter, HLHZFA reviewed the historical market prices and trading volume for ANFI’s publicly traded common stock and reviewed publicly-available analyst reports, news articles, and press releases relating to ANFI. HLHZFA reviewed ANFI’s closing stock price on a five-day average, one-month average, three-month average, six-month average and one-year average basis as of December 16, 2002. The resulting per share indications from this approach, as reviewed by HLHZFA, ranged from $9.99 to $13.10. Thereafter, HLHZFA undertook the following methodologies:

      Market Multiple Methodology: HLHZFA reviewed certain financial information of comparable publicly traded title insurance companies selected solely by HLHZFA. The comparable public companies included: Capital Title Group, Inc., First American Corp., Investors Title Company, LandAmerica Financial Group, Inc., Old Republic International Corp. and Stewart Information Services (collectively, the “Comparables”). HLHZFA calculated financial ratios of the Comparables based on the most recent publicly available information. HLHZFA calculated financial ratios, including the multiples of: (i) enterprise value (“EV”) to latest 12 months (“LTM”) revenues, (ii) market value of equity (“MVE” defined as) to LTM earnings, (iii) MVE to LTM book value, (iv) EV to projected fiscal year 2003 (“NFY”) revenues of the Comparables based on the most recent publicly available information, (v) MVE to NFY earnings of the Comparables based on the most recent publicly available information, (vi) EV to three-year average revenues and (vii) MVE to three-year average earnings. “MVE” is calculated by multiplying the per share price of an entity’s common equity securities by the fully diluted shares of the entity. “EV” is calculated by adding an entity’s MVE to the book value of its existing debt and preferred stock.

      HLHZFA’s analysis showed that the multiples exhibited by the Comparables was as follows:

Market Multiple Methodology

	Low		High		Mean		Median

EV as a multiple of:
LTM revenues	0.26	x	1.40	x	0.72	x	0.69	x
NFY revenues	0.25	x	1.40	x	0.69	x	0.59	x
Three-year average revenues	0.32	x	1.56	x	0.88	x	0.83	x
MVE as a multiple of:
LTM earnings	5.3	x	9.1	x	7.3	x	7.8	x
LTM book value	0.97	x	2.28	x	1.35	x	1.16	x
NFY earnings	7.8	x	11.1	x	9.3	x	9.4	x
Three-year average earnings	8.4	x	12.0	x	10.2	x	10.3	x

      HLHZFA derived EV indications for ANFI by applying selected revenue, earnings and book value multiples to operating results for the 12 months ended December 31, 2002, projected revenues and earnings for the fiscal year ending approximately December 31, 2003, and three-year average revenues and earnings for the fiscal year ended December 31, 2002. Based on the above, the resulting indications of the EV of the operations of ANFI ranged from approximately $130 million to $150 million under this approach.

      After determining the EV of the operations of ANFI, HLHZFA made certain adjustments to determine equity value, including adjustments to reflect (i) certain debt obligations of ANFI, (ii) an adjustment to reflect control of ANFI, (iii) an adjustment to reflect contingent liabilities of ANFI, and (iv) the dilutive effect of certain stock options outstanding. After consideration of these adjustments, HLHZFA estimated the MVE of ANFI using the market multiple methodology to be in the range of $146.3 million to $167.3 million, or $12.18 per share to $13.93 per share, respectively.

      Comparable Transaction Methodology: HLHZFA reviewed the consideration paid in certain change of control acquisitions of selected publicly-traded title insurance companies that HLHZFA deemed relevant. This analysis produced the following multiples in change of control transactions:

Comparable Transaction Methodology

	Low		High		Mean		Median

EV as a multiple of:
LTM revenues	0.46	x	0.80	x	0.63	x	0.58	x
MVE as a multiple of:
LTM earnings	10.5	x	12.6	x	11.5	x	11.5	x
LTM book value	1.8	x	5.8	x	3.6	x	3.3	x

      In performing its analysis under this approach, HLHZFA considered that the merger and acquisition transaction environment varies over time because of, among other things, interest rate and equity market fluctuations and industry results and growth expectations. No company or transaction used in the analysis described above was directly comparable to ANFI. However, HLHZFA reviewed the foregoing transactions to understand the range of multiples of revenue, earnings and book value paid for companies in the title insurance industry.

      HLHZFA derived EV indications of ANFI by applying selected revenue, earnings and book value multiples to certain operating results for the 12 months ended December 31, 2002. Based on this approach, the resulting indications of the EV of the operations of ANFI ranged from approximately $154.7 million to $193.4 million.

      After determining the EV of the operations of ANFI, HLHZFA made certain adjustments to determine equity value including adjustments to reflect (i) certain debt obligations of ANFI, (ii) contingent liabilities of ANFI, and (iii) the dilutive effect of certain stock options outstanding. After consideration of such adjustments, HLHZFA estimated the MVE of ANFI, using the comparable transaction methodology, to be in the range of $151.9 million to $188.6 million, or $12.65 per share to $15.71 per share, respectively.

          Conclusion

      The aforementioned market multiple and comparable transaction methodologies provided HLHZFA with indications of the MVE for ANFI which ranged from $12.42 to $14.82 per share, compared to $15.64 per share in the Merger (if the shareholder had sold the FNF stock received in the Merger on January 9, 2003 at the close of market on such date). Based on the above analyses, HLHZFA determined that the consideration to be received by the Unaffiliated Shareholders of ANFI in connection with the Merger is fair to them from a financial point of view.

          Assumptions

      As a matter of course, ANFI does not publicly disclose forward-looking financial information. Nevertheless, in connection with its review, HLHZFA considered financial projections. These financial projections were prepared by the management of ANFI. The financial projections were prepared under market conditions as they existed as of approximately December 2002 and ANFI’s management does not intend to provide HLHZFA with any updated or revised financial projections. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of ANFI, may cause the financial projections or the underlying assumptions to be inaccurate. As a result, the financial projections may not be relied upon as necessarily indicative of future results.

      In arriving at the Opinion, HLHZFA reviewed key economic and market indicators, including, but not limited to, growth in the U.S. Gross Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. The Opinion is based on the business, economic, market and other conditions as they existed as of January 9, 2003, and on the financial projections provided to HLHZFA as of such date. In rendering the Opinion, HLHZFA has relied upon and assumed, without independent verification that the accuracy and completeness of the financial and other information provided to HLHZFA by the management of ANFI, including the projections, was reasonably prepared and reflects the best currently available estimates of the financial results and condition of ANFI; and that no material changes have occurred in the information reviewed between the date the information was provided and the date of the Opinion. HLHZFA did not independently verify the accuracy or completeness of the information supplied to it with respect to ANFI and does not assume responsibility for it. HLHZFA did not make any independent appraisal of the specific properties or assets of ANFI.

      The summary set forth above describes the material points of more detailed analyses performed by HLHZFA in arriving at the Opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at the Opinion, HLHZFA made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, HLHZFA believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the conclusions set forth in the Opinion. In its analysis, HLHZFA made numerous assumptions with respect to ANFI, the merger, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities of ANFI are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

Certain U.S. Federal Income Tax Consequences of the Merger

      The following discussion describes the material U.S. federal income tax consequences of the Merger that are generally applicable to the holders of ANFI stock pursuant to their exchange of such stock for FNF stock in the Merger. The discussion below:

•	is based on current provisions of the Internal Revenue Code of 1986, as amended (sometimes referred to as, the “Code”), applicable Treasury Regulations, administrative rulings and pronouncements, and judicial decisions, all of which are subject to change, possibly with retroactive effect having a potential effect on the income tax consequences of the Merger;

•	does not purport to address all aspects of U.S. federal income taxation that may affect individual shareholders, optionholders or warrantholders in light of their particular circumstances; that are generally assumed to be known by investors; or that may affect shareholders or optionholders to which special provisions of the U.S. federal income tax may apply based on their particular circumstances or status (see “Qualifications” below);

•	assumes that the shares of ANFI common stock are held as capital assets; and

•	assumes that the Merger and related transactions will take place in accordance with all of the terms and conditions of the Merger Agreement and as described in this document without the waiver or modification of any of those terms or conditions.

      In addition, no information is provided in this document with respect to the tax consequences of the Merger under foreign, state, or local laws, nor the tax consequences of other transactions effected prior or subsequent to, or concurrently with, the Merger, whether any such transactions are undertaken in connection with the Merger, including without limitation any transaction in which shares of ANFI stock are acquired or shares of FNF common stock are disposed of, or the tax consequences of the assumption by FNF of the ANFI options or the tax consequences of the receipt of rights to acquire FNF common stock.

ANFI SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, WHETHER GAIN, IF ANY, WILL BE TREATED AS CAPITAL GAIN OR A DIVIDEND, THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS, AND THE EFFECT OF ANY CHANGES IN THE TAX LAW.

      Neither ANFI nor FNF has requested, nor do they intend to request, a ruling from the IRS with regard to any of the tax consequences of the Merger. The opinion of counsel referred to below will not be binding on the IRS and there can be no assurance that the IRS or the courts will not take a contrary view.

      FNF and ANFI expect that the Merger will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Code and that for federal income tax purposes no gain or loss will be recognized by ANFI shareholders who exchange their shares of ANFI common stock solely for shares of FNF common stock pursuant to the Merger, except upon the receipt of cash by holders in lieu of fractional shares of FNF common stock. The Internal Revenue Service has not been and will not be asked to rule upon the tax consequences of the Merger. Instead, ANFI and FNF will rely upon the opinion of Stradling Yocca Carlson & Rauth to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. The opinion of Stradling Yocca Carlson & Rauth will be based upon the facts described in this proxy statement/ prospectus, and will be subject to certain assumptions, covenants and qualifications, including but not limited to the truth and accuracy of certain representations and covenants made in the Merger Agreement and other representations contained in certificates of officers of ANFI, FNF and FNF’s merger subsidiary. The opinion of Stradling Yocca Carlson & Rauth will also be based upon the Code, regulations now in effect thereunder, current administrative rulings and practice, and judicial authority, all of which are subject to change, possibly with retroactive effect. Unlike a ruling from the Service, an opinion of counsel is not binding on the Service and there can be no assurance, and none is hereby given, that the Service will not take a position contrary to one or more positions reflected herein or that the opinion will be upheld by the courts if challenged by the Service. If any of those representations, qualifications, covenants or assumptions is inaccurate, or if any change in fact or law occurs, then the tax consequences of the Merger could differ from those described in such opinion.

      A successful Internal Revenue Service challenge to the reorganization status of the Merger would result in ANFI shareholder recognizing taxable gain or loss with respect to each share of stock of ANFI surrendered, in an amount equal to the difference between the shareholder’s basis in that share and the fair market value of that share, as of the effective time, of the FNF common stock received in the exchange. In that event, a shareholder’s aggregate basis in the ANFI common stock received would equal its fair market value, and the shareholder’s holding period for that stock would begin the day after the Merger.

      Subject to the limitations and qualifications referred to herein, qualification of the Merger as such a reorganization will result in the following federal income tax consequences:

•	no income, gain or loss will be recognized by ANFI, FNF nor FNF’s merger subsidiary solely as a result of the consummation of the Merger;

•	subject to the last item below, no gain or loss will be recognized by the holders of ANFI common stock upon the exchange of ANFI common stock solely for FNF common stock pursuant to the Merger;

•	the aggregate tax basis of the FNF common stock received by an ANFI shareholder pursuant to the Merger, including any fractional shares deemed received as described in the last item below, will be the same as the aggregate tax basis of the ANFI common stock surrendered in exchange therefor;

•	the holding period of the FNF common stock received by a shareholder of ANFI pursuant to the Merger will include the period during which the ANFI common stock surrendered in exchange therefor was held by such ANFI shareholder, provided the ANFI common stock is a capital asset in the hands of the ANFI shareholder at the time of the Merger; and

•	cash received by an ANFI shareholder in lieu of a fractional share interest in FNF common stock will generally be treated as received in redemption of such fractional share interest, and an ANFI shareholder will generally recognize gain or loss, subject to the provisions and limitations of Section 302 of the Code, which gain or loss will be capital gain or loss provided the ANFI common stock was a capital asset in the hands of the ANFI shareholder at the time of the Merger. For United States federal income tax purposes, the gain or loss is measured by the difference between the amount of cash received and the portion of the tax basis of the share of ANFI common stock allocable to such fractional share interest.

      Record Keeping Requirements. An ANFI shareholder who exchanges ANFI common stock for FNF common stock or who exchanges ANFI common stock for FNF common stock and cash (in lieu of a fractional share) in connection with the Merger will be required to retain records and file with that shareholder’s federal income tax return for the taxable year in which the Merger takes place a statement setting forth all the relevant facts in respect of the non-recognition of gain or loss upon the exchange. The statement must include:

•	the shareholder’s basis in the shares of ANFI common stock surrendered in the Merger;

•	the value of the shares of FNF common stock received, using the fair market value as of the effective time of the Merger; and

•	the amount of any cash received in the Merger.

      Backup Withholding Tax. Under the Internal Revenue Code, an ANFI shareholder may be subject, under some circumstances, to “backup withholding” tax with respect to cash received in the Merger unless the shareholder complies with certain notification and identification requirements provided under the relevant provisions of the Internal Revenue Code. Any amounts withheld under the backup withholding rules generally will be allowed as a credit against the shareholder’s U.S. federal income tax liability.

      Qualifications. As noted above, the foregoing discussion does not address aspects of U.S. federal income taxation that may be relevant to ANFI shareholders, optionholders or warrantholders to which special provisions of the U.S. federal income tax law may apply based on their particular circumstances or status. For example, the discussion does not address aspects of U.S. federal income taxation that may be relevant to:

•	dealers in securities or currencies;

•	traders in securities;

•	financial institutions;

•	tax-exempt organizations;

•	insurance companies;

•	persons holding shares of ANFI common stock as part of a hedging, “straddle,” conversion, or other integrated transaction;

•	persons subject to the alternative minimum tax;

•	non-United States persons; or

•	shareholders that exercise dissenters’ rights.

      The preceding discussion sets forth the material U.S. federal income tax consequences of the Merger but does not purport to be a complete analysis or discussion of all potential tax effects relevant thereto. Thus, ANFI shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger, including tax return reporting requirements, whether gain, if any, will be treated as capital gain or a dividend, the applicability and effect of U.S. federal, state, local, and other applicable tax laws, and the effect of any changes in the tax law.

Required Regulatory Filings and Approvals

      Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules promulgated under the Hart-Scott-Rodino Act, FNF and ANFI cannot complete the Merger until they notify and furnish information to the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice and specified waiting period requirements are satisfied. FNF and ANFI filed the antitrust notification and report forms on January 23, 2003. On February 10, 2003, FNF and ANFI were notified in writing by the Federal Trade Commission of the early termination of the required waiting period for the Merger, effective February 10, 2003.

      At any time before or after completion of the Merger, the Antitrust Division or the Federal Trade Commission could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of FNF or ANFI. Private parties may also bring actions under the antitrust laws under certain circumstances. Although FNF and ANFI believe that the Merger is legal under the antitrust laws, there can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

      Title insurance companies, including underwriters, underwritten title companies and independent agents, are subject to extensive regulation under applicable state laws. As an underwritten title company and an agent, ANFI is subject to regulation in California and Arizona. In California, ANFI is regulated by the Department of Insurance for the State of California and in Arizona it is regulated by the State Banking Department of the State of Arizona. National Title Insurance of New York, Inc., (“National”), a subsidiary of ANFI, is regulated by the Insurance Commissioner of the State of New York. National transacts business in a number of states.

      FNF and ANFI do not believe that additional regulatory filings will be required for consummation of the Merger and are in the process of confirming the same with various authorities in the states of New York and California. Following the Merger, FNF believes preapproval regulatory filings will be necessary in connection with the conversion of ANFI’s title and escrow operations to Ticor operations.

Resale of FNF Common Stock

      All shares of FNF common stock received by ANFI shareholders in the Merger will be freely transferable, except that FNF common stock received by persons who are deemed to be “affiliates” (as such term is defined in Rule 145 under the Securities Act) of ANFI at the time of the ANFI special meeting may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act (or Rule 144 under the Securities Act in the case of such persons who become affiliates of FNF) or as otherwise permitted under the Securities Act. Persons who may be deemed to be “affiliates” of ANFI or FNF generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal stockholders of such party.

      Pursuant to the terms of the Merger Agreement, ANFI agreed to deliver to FNF a list of names of those persons whom ANFI believes to be “affiliates” of ANFI within the meaning of Rule 145 under the Securities Act. ANFI has agreed to use its commercially reasonable best efforts to cause each person who is identified as an “affiliate” in the list referred to above to deliver to FNF, within 30 days of the date the Merger Agreement is signed, an affiliate letter acknowledging that such person may be deemed an affiliate of FNF following the Merger and thus may be subject to certain restrictions of their ability to resell their FNF common stock. Such affiliate letter shall provide that the ANFI affiliate will agree not to sell, transfer or otherwise dispose of any shares of FNF common stock to be received by such person in or pursuant to the Merger, except in compliance with applicable provisions of the Securities Act.

      This proxy statement/ prospectus cannot be used in connection with resales of FNF common stock received in the Merger by any person who may be deemed to be an “affiliate” of ANFI under the Securities Act.

Management and Operations Following the Merger

      Following the Merger, FNF will continue the operations of ANFI. Subject to any required regulatory approval and final business decisions to be made by FNF, FNF expects to convert the ANFI brand into FNF’s Ticor brand, including by combining some of FNF’s Ticor assets with the continuing ANFI operations. FNF expects the Board of Directors of the surviving corporation to be comprised of members of the Board of Directors of FNF. ANFI’s shareholders will become stockholders of FNF, and their rights as stockholders will be governed by FNF’s Certificate of Incorporation and Bylaws. See “Comparison of Rights of ANFI Shareholders and FNF Stockholders.”

Interests of Certain Persons in the Merger

      Certain members of ANFI’s management have interests in the Merger that are different from and in addition to their interests as ANFI shareholders generally. The ANFI Board of Directors was aware of these interests and considered them in approving the Merger Agreement and the Merger.

      William P. Foley, II, is currently a member of ANFI’s Board of Directors and is also the Chairman of the Board of Directors and Chief Executive Officer of FNF.

      Michael C. Lowther, Wayne D. Diaz, Carl A. Strunk and Barbara A. Ferguson are all directors and senior officers of ANFI. Mr. Lowther is Chairman of the Board and Chief Executive Officer of ANFI. Mr. Diaz is President of ANFI. Mr. Strunk is Executive Vice President and Chief Financial Officer of ANFI. Barbara A. Ferguson is Executive Vice President of ANFI. On or about January 20, 2003, as required by the Merger Agreement Mr. Lowther, Mr. Diaz and Ms. Ferguson entered into modifications of their existing employment agreements with ANFI (which will only become effective upon consummation of the Merger Agreement). The resulting employment agreements as modified are substantially identical to their current employment agreements with ANFI except that (i) the annual bonus for each individual for each of calendar years 2003, 2004 and 2005 will include a minimum guarantee equal to the bonus each such individual received for calendar year 2001, and (ii) each of Mr. Lowther, Mr. Diaz and Ms. Ferguson has waived his or her right to receive severance pay and other benefits by reason of the change in control of ANFI which will occur upon consummation of the Merger Agreement.

      The existing employment agreement of Carl A. Strunk has not been modified. If Mr. Strunk terminates his employment with ANFI in connection with the Merger or if his employment is terminated after the Merger, or other change of control transaction other than for cause, then Mr. Strunk will be entitled to (i) his minimum base annual salary due to him through the date of termination of the employment agreement; (ii) severance in an amount equal to the product of (A) his annual base salary at the date of termination of employment plus any incentive compensation bonus and (B) the number of years (including partial years) remaining in the term of his employment pursuant to the employment agreement or one, whichever is greater; (iii) immediate vesting of all options not already vested; and (iv) the continuation of other employee benefits comparable to those to which Mr. Strunk was entitled at the time of determination. Mr. Strunk’s employment agreement is for a term of three years beginning August 14, 2001. However, at the end of each year of the employment agreement, the employment agreement is automatically extended for an additional one year unless ANFI (or its successor in interest) or Mr. Strunk provides the other with prior written notice of the intent not to extend the term for an additional year. However, ANFI is entitled not to elect to extend Mr. Strunk’s employment agreement only if ANFI or any of its subsidiaries fails to perform in accordance with the budgeted expectations for such entities in the employment agreement year in which the election not to renew occurs.

      On January 14, 2003, FNF entered into a written waiver with the ANFI holders party to the Voting Agreement, whereby FNF waived any rights it may have to enforce the transfer prohibition included in the Voting Agreement as it relates to the exercise of ANFI stock options and any subsequent sale of any shares of ANFI common stock received upon exercise. On January 16 and 17, 2003 Mr. Strunk and Ms. Ferguson elected to exercise ANFI options and collectively sold 170,700 shares of ANFI in order to begin to reduce their outstanding options to acquire ANFI shares as required by the Merger Agreement and to diversify their own personal investment portfolios. The other interested directors similarly may exercise their ANFI options and sell the underlying ANFI shares prior to the consummation of the Merger for similar reasons.

Indemnification and Insurance

      The Merger Agreement provides that FNF will maintain in effect in accordance with their terms all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Merger now existing in favor of the current or former directors or officers of ANFI and its subsidiaries as provided in their respective articles of incorporation or bylaws (or comparable organizational documents) and any indemnification agreements of ANFI. Directors and officers of ANFI who become directors or officers of FNF will be entitled to the same indemnity rights and protections as are afforded to other directors and officers of FNF. The Merger Agreement further provides that, immediately prior to the closing, ANFI shall purchase one or more single payment, run-off policies of directors and officers liability insurance covering acts or omissions occurring prior to the Merger with respect to those persons who are currently covered by the ANFI’s directors’ and officers’ liability insurance policies on terms with respect to such coverage and amount no less favorable than the terms of the current policies of ANFI, such policy (or policies) to become effective at the Merger and to remain in effect for a period of six years after the completion of the Merger, provided, however, that prior to purchasing such insurance, ANFI shall have consulted with FNF to determine whether FNF can obtain such coverage on more favorable terms. If such coverage is unavailable, for six years after the Merger, FNF shall provide to ANFI’s directors and officers liability insurance covering acts or omissions occurring prior to the Merger with respect to those persons who are currently covered by ANFI’s directors’ and officers’ liability insurance policies on terms and in amounts no less favorable than those existing upon the Merger.

Expenses

      The Merger Agreement provides that whether or not the merger is consummated, all fees and expenses incurred in connection with the Merger shall be paid by the party incurring such expenses, except that (i) each of FNF and ANFI shall bear and pay one-half of the costs and expenses incurred in connection with the printing of this proxy statement/ prospectus, as well as the SEC filing fees related thereto, and the HSR filings and (ii) if the Merger is consummated, the surviving corporation shall pay, or cause to be paid, all state, local, foreign or provincial sales, use, real property, transfer, stock transfer or similar taxes (including any interest or penalties with respect thereto) attributable to the Merger.

Pending Litigation

      Jones v. American Title Company L-03904 Alameda County Superior Court.

      Plaintiff, a former employee has sued American Title Company (a wholly-owned subsidiary of ANFI) claiming that he was wrongfully terminated. Plaintiff alleges that his termination was based on breach of employment contract and age discrimination. Plaintiff has not specified the amount of damages he is seeking. Some discovery has been undertaken. The parties have tentatively agreed to mediate the dispute.

      Mara Escrow Company v. American Title L9051 Los Angeles County Superior Court.

      Plaintiff sued American Title and four of its employees for conversion, unfair competition misappropriation of trade secrets, and breach of fiduciary duty. Plaintiff alleges that its former employees, prior to leaving and becoming employees of American Title, copied or took over 500 files without their authorization in violation of their fiduciary duties.

      Lawlor v. National Title Ins. Co. of New York, Inc. L9127 Supreme Court of the State of New York, County of Nassau.

      This is a class action. Plaintiff contends that National Title, a wholly owned subsidiary of ANFI, over charged filed rates on policies issued to owner’s in conjunction with residential refinancing. The action was filed in July, and no response has yet been filed. ANFI management intends to vigorously defend this action.

      Wage and Hour Claims

      In mid-September ANFI was advised that counsel for an employee of ANFI was considering bringing an action for his client (and all parties similarly situated) for alleged violations by the Company of Labor Code provisions pertaining to overtime pay. No action has been filed. Counsels for the parties are discussing the dispute, and the possibility of resolving it through alternative dispute resolution.

      Insurance Department Examination

      In June 2001, auditors from the State of California, Department of Insurance commenced a market conduct examination of American Title Company a wholly-owned subsidiary of ANFI. Similar examinations have been or are being conducted for virtually all companies in the title insurance business. The examination is not yet complete. ANFI is unable to determine if an unfavorable outcome is either probable or remote; however, the management of ANFI does not believe that any outcome will have a materially adverse effect on its consolidated financial statements.

      Shareholder Litigation

      Beginning on January 17, 2003 and continuing thereafter, three lawsuits have been filed in the Superior Court of the State of California County of Orange on behalf of a purported class of public shareholders of ANFI relating to FNF’s and ANFI’s announcement that they had entered into the Merger Agreement to effect the Merger described in this proxy statement/prospectus. The California actions are captioned Gary Schneider v. Fidelity National Financial, Inc., et al., Case No. 03CC00017; Caron Rossi v. Michael C. Lowther, et al., Case No. 03CC00021; and Peter Miller v. Michael C. Lowther, et al., Case No. 03CC00018. The actions generally name as defendants FNF and the members of the ANFI Board of Directors, and generally allege that the consideration FNF is offering to ANFI’s public shareholders in the Merger is inadequate and unfair, that the individual defendants breached their fiduciary duties to ANFI’s public shareholders in the formulating and agreeing to the terms of the Merger and that FNF aided and abetted such breach of fiduciary duties by the individual defendants. The actions seek to proceed on behalf of a class of ANFI shareholders other than the defendants, seek preliminary and permanent injunctive relief against the consummation of the Merger, seek monetary damages in an unspecified amount and seek recovery of plaintiffs’ costs and attorneys’ fees. These actions are in their earliest stages. FNF and ANFI believe that the allegations are without merit and intend to defend against them vigorously.

      The description of these shareholder actions is qualified in its entirety by reference to the allegations in the complaints, which FNF has filed with the SEC as exhibits to the registration statement of which this proxy statement/ prospectus is a part and which are incorporated by reference into this proxy statement/ prospectus.

Accounting Treatment

      The Merger will be accounted for using the “purchase” method in accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations”. Accordingly, the assets and liabilities of ANFI not already owned by FNF will be recorded on the books of FNF at their respective fair values at the effective time of the Merger, with the excess of the purchase price, if any, allocated to goodwill.

THE MERGER AGREEMENT

      The following describes certain aspects of the proposed Merger, including material provisions of the Merger Agreement. Because this discussion is a summary, it may not contain all of the information that is important to you. To understand the Merger fully, and for a more complete description of the legal terms of the Merger, you are urged to read the Merger Agreement carefully. A copy of the Merger Agreement is attached as Appendix A to this document and is incorporated by reference.

General

      In the Merger, shares of ANFI common stock will be converted into the right to receive Merger consideration consisting of shares of FNF. See “The Merger — Merger Consideration.”

Distributions with Respect to Unexchanged Shares; Transfers

      All shares of FNF common stock to be issued pursuant to the Merger will be deemed issued and outstanding as of the effective time of the Merger. If a dividend or other distribution is declared by FNF in respect of the FNF common stock, the record date for which is at or after the effective time of the Merger, that declaration will include dividends or other distributions in respect of all shares issuable in the Merger agreement. No dividends or other distributions in respect of the FNF common stock will be paid to any holder of any unsurrendered ANFI stock certificate until such ANFI stock certificate is surrendered for exchange in accordance with the Merger Agreement. Subject to applicable law, following surrender of any such ANFI stock certificate, there will be issued and/or paid to the holder of the certificates representing whole shares of FNF common stock issued in exchange therefor, without interest, (1) at the time of such surrender, the dividends or other distributions with a record date after the effective time of the Merger theretofore payable with respect to such shares of FNF common stock and not paid, and (2) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of FNF common stock with a record date after the effective time of the Merger but with a payment date subsequent to surrender. Neither ANFI, FNF nor the exchange agent or any other person will be liable to any former holder of shares of ANFI common stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

Corporate Governance

      The Merger Agreement provides that the Articles of Incorporation and Bylaws of the wholly-owned subsidiary of FNF into which ANFI will merge as in effect immediately prior to the Merger will continue to be the Articles of Incorporation and Bylaws of the surviving corporation after the Merger.

Representations and Warranties

      The Merger Agreement contains customary reciprocal representations and warranties of FNF, ANFI and FNF’s wholly-owned subsidiary into which ANFI will merge as to, among other things:

•	due organization and good standing;

•	corporate authority to enter into the Merger Agreement and related matters;

•	absence of conflicts with organizational documents and material agreements;

•	capitalization;

•	necessary regulatory approvals;

•	subsidiaries;

•	reports filed with the SEC;

•	financial statements;

•	undisclosed liabilities;

•	information to be supplied;

•	absence of certain changes;

•	transactions with affiliates;

•	litigation;

•	tax matters;

•	employee benefit matters;

•	compliance with laws; and

•	environmental matters.

      None of the representations and warranties contained in the Merger Agreement will survive the Merger.

Concept of “Material Adverse Effect”

      Many of the representations and warranties included in the Merger Agreement are qualified by the concept of “material adverse effect.” The concept of material adverse effect also applies to some of the covenants and conditions to the Merger described under “— Certain Covenants” and “— Conditions to the Merger” below. For purposes of the Merger Agreement, the concept of “material adverse effect” means a material adverse effect on the financial condition, business or results of operations of FNF or ANFI, as the case may be, taken as a whole, other than effects caused by:

•	changes in general economic or securities markets conditions;

•	changes in interest rate levels;

•	in the case of ANFI, the identity of FNF as the acquiring company or FNF’s conduct with respect to the transactions contemplated by the Merger Agreement prior to the Merger;

•	in the case of FNF, the identity of ANFI as the acquired company or ANFI’s conduct with respect to the transactions contemplated by the Merger Agreement prior to the Merger; or

•	the public announcement of the transactions contemplated by the Merger Agreement.

Certain Covenants

      Conduct of ANFI’s Business Prior to the Merger. ANFI has agreed that after the date of the Merger Agreement and prior to the Merger it will conduct its businesses in all material respects in the ordinary course consistent with past practice and will use commercially reasonable efforts to preserve intact its business organization, maintain in effect all material licenses, approvals and authorizations, and preserve existing relationships with its key employees, key agents, material customers, lenders, suppliers and others having material business relationships with ANFI.

      Specifically, ANFI has agreed that, without the prior written consent of FNF (which consent cannot be unreasonably withheld or delayed), and except as otherwise expressly contemplated by the Merger Agreement, it will not, and will not permit its subsidiaries to:

•	amend or modify their charter documents or bylaws;

•	take any action that would prevent or materially impair the ability of ANFI to consummate the Merger;

•	split, combine or reclassify any shares of capital stock or declare, set aside or pay any dividend (except that, pursuant to an amendment to the Merger Agreement dated as of February 21, 2003, FNF has agreed to permit ANFI to declare and pay a cash dividend with respect to its first quarter not to exceed $0.125 per share if the Merger has not been consummated by April 11, 2003, which is the record date for FNF’s first quarter 2003 dividend) or other distribution in respect of its capital stock or the capital stock of any of its subsidiaries which are not wholly-owned, or redeem, repurchase or otherwise acquire any of its securities or the securities of any of its subsidiaries which are not wholly-owned;

•	issue, deliver or sell any shares of its capital stock or any securities convertible into or exercisable for any such capital stock other than upon the exercise of stock options or warrants, pursuant to existing employee plans in accordance with their present terms; provided that in no event shall the aggregate of any and all issuances be in excess of 654,000 shares of ANFI capital stock or securities convertible into or exercisable for capital stock of ANFI;

•	other than expenses incurred in connection with the Merger such as reasonable legal and accounting expenses and investment banking expenses, incur any capital expenditures or any obligations or liabilities in respect thereof, except for those (a) contemplated by the capital expenditure budgets for ANFI and its subsidiaries, (b) incurred in the ordinary course of business, or (c) which are not otherwise described in clause (a) or (b) and which are not in excess of $100,000;

•	except for acquisitions in the ordinary course of the investment activities of ANFI and its subsidiaries consistent with past practice, acquire any assets of, or equity interests in, any person or entity having a fair market value in excess of $100,000;

•	sell, lease, encumber or otherwise dispose of any assets, other than (a) in the ordinary course of business consistent with past practice, (b) equipment and property no longer used in the operation of ANFI’s business and (c) sales or other dispositions of assets related to discontinued operations;

•	incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or rights to acquire any debt securities, or guarantee any debt securities of others or request any advances in respect of, or make any drawdowns on, any existing indebtedness which advance or drawdown exceeds $100,000 individually or $250,000 in the aggregate;

•	amend, modify or terminate material agreements or arrangements or otherwise waive, release or assign any of their material rights, claims or benefits thereunder;

•	other than in the ordinary course of business consistent with past practice, or as required by law or by an agreement existing on the date of the Merger Agreement, or as otherwise contemplated by the Merger Agreement, (a) increase the amount of compensation of any director or executive officer or make any increase in or commitment to increase any employee benefits, (b) adopt any severance program or grant any material severance or termination pay to any director, officer or employee of ANFI or any of its subsidiaries, (c) adopt or implement any employee retention program or other incentive arrangement not in existence on the date of the Merger Agreement, (d) adopt any additional employee benefit plan, or, other than in the ordinary course of business, make any material contribution to any existing employee benefit plan or (e) amend in any material respect any existing ANFI employee plan;

•	change ANFI’s methods of accounting in effect at December 31, 2001, except as required by changes in GAAP or by Regulation S-X of the SEC, as concurred in by its independent public accountants, or change ANFI’s fiscal year;

•	other than in the ordinary course of business consistent with past practice, make any tax election or enter into any settlement or compromise of any tax liability that in either case is material to the business of ANFI and its subsidiaries, taken as a whole;

•	pay, discharge, settle or satisfy any claim, liability or obligation other than (a) for an amount of $100,000 or less, and (b) ordinary course repayment of indebtedness or payment of contractual obligations when due;

•	take any action that would cause any of ANFI’s representations and warranties in the Merger Agreement to become untrue in any material respect; or

•	agree or otherwise commit to do any of the foregoing.

      Covenants of FNF. FNF has agreed to maintain in effect currently existing rights to indemnification from liabilities for acts or omissions occurring at or prior to the effective time of the Merger. FNF has also agreed to use commercially reasonable efforts to cause the shares FNF common stock to be issued in connection with the Merger or upon exercise of FNF options to be listed on the NYSE, subject to official notice of issuance.

      No Solicitation of Transactions. ANFI has agreed that it shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or knowingly permit any officer, director, employee, investment banker, attorney, accountant, agent or other advisor or representative of ANFI or any of its Subsidiaries, directly or indirectly, to:

(1) take any action to solicit, initiate or facilitate or encourage the submission of any “acquisition proposal” (as defined below);

(2) engage in any negotiations regarding, or furnish to any person or entity any non-public information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or may be reasonably expected to lead to, any acquisition proposal;

(3) grant any waiver or release under any standstill or similar agreement with respect to any class of ANFI’s equity securities; or

(4) other than in the manner described below, enter into any agreement with respect to any acquisition proposal.

      However, ANFI may take any actions described in clauses (1) through (4) above in respect of any person or entity who makes an acquisition proposal if:

•	ANFI’s Board of Directors, by majority vote, determines in its good faith judgment that either (x) such acquisition proposal constitutes a “superior proposal” (as defined below), and ANFI provides written notice of termination of the merger agreement between FNF and ANFI in the manner described below, or (y) such acquisition proposal could reasonably be expected to result in a superior proposal; and

•	prior to furnishing any non-public information to any person or entity who makes an acquisition proposal, such person or entity shall have entered into a confidentiality agreement with ANFI.

      The merger agreement defines an “acquisition proposal” as any offer or proposal for, or indication of interest in, a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving, or any purchase or acquisition of, 25% or more of:

•	any class of equity securities of ANFI; or

•	all or substantially all of the consolidated assets of ANFI and its subsidiaries;

other than the transactions contemplated by the merger agreement between FNF and ANFI.

      The merger agreement defines a “superior proposal” as a written acquisition proposal on terms which ANFI’s Board of Directors by majority vote determines in good faith, after consultation with its investment advisors and outside legal counsel, would result in a transaction, if consummated, that is more favorable to ANFI shareholders from a financial point of view than the transaction contemplated by the merger agreement between FNF and ANFI. In making such determination, the ANFI Board of Directors is required to take into account all legal, financial, regulatory and other aspects of the proposal, including conditions to consummation (which shall not include a financing condition).

      Unless ANFI’s Board of Directors has previously withdrawn, or is concurrently therewith withdrawing, its recommendation herein that ANFI shareholders vote to approve the merger, neither ANFI’s Board of Directors nor any committee of the Board of Directors may recommend any acquisition proposal to ANFI shareholders. Notwithstanding the foregoing, nothing contained in the merger agreement will prevent ANFI’s Board of Directors from complying with Rule 14e-2 under the Securities Exchange Act with respect to any acquisition proposal or making any disclosure required by applicable law. ANFI will notify FNF promptly, but in no event later than 48 hours, after receipt by ANFI or any of its subsidiaries (or any of their respective directors, officers, agents or advisors) of any acquisition proposal. Similarly, ANFI will notify FNF of any contacts concerning, or any request for non-public information or for access to the properties, books or records of, ANFI or any ANFI subsidiary, or any request for a waiver or release under any standstill or similar agreement, by any person that has made an acquisition proposal or indicates that it is considering making an acquisition proposal. This notice to FNF will state the identity of the offeror and, if an acquisition proposal is made, the material terms of the acquisition proposal. ANFI will keep FNF reasonably informed of the status and material terms of any such acquisition proposal.

      ANFI may terminate the Merger Agreement at any time before the Merger Agreement has been approved by a majority of the shares of ANFI common stock outstanding if:

•	ANFI’s Board of Directors shall have authorized ANFI, subject to the terms and conditions of the Merger Agreement, to enter into a binding agreement concerning a transaction that constitutes a superior proposal; and

•	ANFI notifies FNF that it intends to enter into such an agreement, specifying the material terms and conditions of such agreement.

      In connection with the foregoing, ANFI has agreed that it will not terminate the Merger Agreement if, within seven business days of receiving notice that ANFI intends to enter into an agreement for a superior proposal, FNF makes an offer such that the ANFI Board of Directors determines in its good faith judgement that the superior proposal is no longer a superior proposal. ANFI is not permitted to enter into another agreement during such seven business day period.

Shareholder Meeting

      ANFI has agreed to cause a meeting of its shareholders to be duly called and held for the purpose of obtaining the required ANFI shareholder approval (including the payment of any severance payments subject to the application of Section 280G of the Internal Revenue Code, if any) as soon as reasonably practicable after the registration statement which is part of this proxy statement/prospectus is declared effective. Except for certain instances relating to acquisition proposals and superior proposals discussed above, ANFI’s Board of Directors has agreed to recommend approval and adoption by its shareholders of the Merger Agreement and the Merger, and ANFI has agreed to use its commercially reasonable efforts to solicit the required ANFI shareholder approval.

Conditions to the Merger

Mutual Conditions.

      The obligations of FNF, ANFI and the merger subsidiary to effect the Merger are subject to the satisfaction or waiver of the following conditions:

•	approval of the Merger by the holders of more than 50% of the shares of ANFI common stock voting by person or by proxy and the ANFI special meeting;

•	the shares of FNF common stock to be issued in the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance;

•	the registration statement filed with the SEC under the Securities Act to register shares of FNF common stock to be issued in the Merger, of which this proxy statement/prospectus is a part, has been declared effective, and no stop order suspending the effectiveness of the registration statement has been issued, and no proceedings for that purpose having been initiated by the SEC and not concluded or withdrawn, and all state securities or “blue sky” authorizations necessary to carry out the transactions contemplated by the Merger Agreement having been obtained;

•	the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott Rodino Act without the imposition of any condition that either FNF or ANFI sell, divest or otherwise dispose of any assets or conduct its business in a manner which would reasonably be expected to have a material adverse effect on the combined company, taken as a whole, after giving effect to the Merger;

•	on the proposed date of the Merger, no governmental entity has issued any order, injunction or decree, or taken any other action that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger, nor is there pending any action that seeks to restrain, enjoin or otherwise prohibit the consummation of the Merger; and

•	the parties have obtained or made all governmental consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by the Merger Agreement which, if not obtained or made, would render consummation of the Merger illegal or would be reasonably likely to have a material adverse effect on the combined company, taken as a whole, after giving effect to the Merger.

      Additional Conditions to the Obligations of ANFI. In addition, the obligation of ANFI to consummate the Merger are subject to the satisfaction or waiver of the following conditions:

•	FNF and the merger subsidiary shall have performed in all material respects all of the obligations required to be performed by them at or prior to the time of the Merger, the representations and warranties of FNF and the merger subsidiary contained in the Merger Agreement shall have been true and correct when made and as of the time of the filing of the agreement of merger as if made as of such time (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case it shall be true and correct as of such date), except for such inaccuracies as would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on FNF; and ANFI having received certificates signed by the Chief Executive Officer or Chief Financial Officer of FNF and Merger Sub to the foregoing effect;

•	ANFI shall have received an opinion from counsel acceptable to ANFI, which may include Stradling Yocca Carlson & Rauth (counsel to FNF and the merger subsidiary), to the effect that the Merger will be treated for federal income tax purposes as a tax free reorganization under Section 368(a)(2)(D) of the Internal Revenue Code; and

•	since the date of the FNF balance sheet included in the FNF 10-Q for the quarter ended September 30, 2002, there shall not have occurred any change in the financial condition, business or operations of FNF and its subsidiaries, taken as a whole, that would be reasonably likely to have a material adverse effect on FNF.

      Additional Conditions to the Obligations of FNF and the Merger Subsidiary. In addition, the obligations of FNF and the merger subsidiary to consummate the Merger are subject to the satisfaction or waiver of the following further conditions:

•	ANFI shall have performed in all material respects all of its obligations under the Merger Agreement, the representations and warranties of ANFI contained in the Merger Agreement shall be true and correct when made and as of the time of the filing of the agreement of merger as if made as of such time (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case it shall be true and correct as of such date), except for such inaccuracies as would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on ANFI, and FNF shall have received a certificate signed by the Chief Executive Officer or Chief Financial Officer of ANFI to the foregoing effect;

•	since the date of the ANFI balance sheet included in the ANFI 10-Q for the quarter ended September 30, 2002, there shall not have occurred any change in the financial condition, business or operations of ANFI and its subsidiaries, taken as a whole, that would be reasonably likely to have a material adverse effect on ANFI;

•	in the event the ANFI shareholders have any appraisal, dissenters’ or similar rights under applicable law, no more than three percent of the outstanding shares of ANFI common stock, determined as of the record date for the ANFI special meeting, shall have made an effective demand for exercise of their appraisal, dissenters’ or similar rights under applicable law;

•	each of the ANFI senior executives shall have outstanding options to acquire ANFI common stock that, upon assumption by FNF in the Merger, shall be exercisable into no more than 50,000 shares of FNF common stock;

•	FNF having received a written opinion from Stradling Yocca Carlson & Rauth (or other counsel reasonably acceptable to FNF), to the effect that the Merger will be treated for federal income tax purposes as a tax free reorganization under Section 368(a)(2)(D) of the Internal Revenue Code; and

•	FNF having received any consents, approvals, actions, orders, or authorizations from the Department of Insurance necessary to consummate the transactions contemplated in the Merger Agreement, including the conversion of ANFI to Ticor Title after the effective time of the Merger.

Termination

      The Merger Agreement may be terminated at any time prior to the effective time of the Merger, whether before or after approval of the Merger Agreement by the ANFI shareholders:

•	by mutual written agreement of FNF and ANFI;

•	by either FNF or ANFI, if the Merger shall not have been consummated by June 30, 2003 (which date may be extended by either party for a maximum of 60 days if on that date all regulatory approvals have not been obtained or the waiting period under the Hart-Scott-Rodino Act has not expired or been terminated); provided, however, this right to terminate the Merger Agreement will not be available to a party whose breach of any obligations under the Merger Agreement has been the cause of the failure of obtaining such regulatory approvals prior June 30, 2003, or the extended date, as the case may be;

•	by either FNF or ANFI, if there is any law or regulation that makes consummation of the Merger illegal or otherwise prohibited, or any judgment, injunction, order or decree of any governmental entity having competent jurisdiction has issued a nonappealable final order enjoining ANFI or FNF from consummating the Merger; provided, however, this right to terminate the Merger Agreement will not be available to a party whose breach of any obligations under the Merger Agreement has been the cause of such law, regulation, judgment, injunction, order or decree; or

•	at the ANFI special meeting, the approval of the Merger Agreement and the Merger by at least 50% of the outstanding shares of ANFI common stock is not obtained.

      The Merger Agreement may be terminated by ANFI if:

•	at any time prior to the approval of the Merger Agreement by the ANFI shareholders, ANFI’s Board of Directors has determined to enter into an agreement for a superior proposal (see “— Certain Covenants — No Solicitation of Transactions” above); or

•	at any time prior to the effective time of the Merger, whether before or after the approval of the Merger Agreement by the ANFI shareholders a breach or failure to perform any representation, warranty, covenant or agreement on the part of FNF set forth in the Merger Agreement shall have occurred which would cause the conditions to ANFI’s obligations to complete the Merger not to be satisfied, and either these conditions are incapable of being satisfied by the June 30, 2003 (or, if the termination date has been extended as described above, such extended date) or such breach or failure to perform has not been cured within ten days after notice of such breach or failure to perform has been given by ANFI to FNF.

      The Merger Agreement may be terminated by FNF if:

•	the ANFI Board of Directors shall have amended, modified, withdrawn, conditioned or qualified its recommendation for approval of the Merger by the ANFI shareholders in a manner materially adverse to FNF; or

•	at any time prior to the effective time of the Merger, whether before or after the approval of the Merger Agreement by the ANFI shareholders: (1) the ANFI Board of Directors shall have recommended any acquisition proposal to the ANFI shareholders, or failed to recommend that the ANFI shareholders vote to approve the Merger; (3) a breach of or failure to perform any representation, warranty, covenant or agreement on the part of ANFI set forth in the Merger Agreement has occurred which would cause the conditions to FNF’s obligations to complete the Merger not to be satisfied, and either these condition are incapable of being satisfied by June 30, 2003 (or, if the termination date has been extended as described above, such extended date) or such breach or failure to perform has not been cured within ten days after notice of such breach or failure to perform has been given by FNF to ANFI.

Termination Fee

      ANFI shall pay to FNF a termination fee in the amount of $2,780,000 if the Merger Agreement is terminated solely as follows:

•	if ANFI terminates the Merger Agreement in order to accept another acquisition proposal;

•	if FNF terminates the Merger Agreement because the ANFI Board of Directors recommends another acquisition proposal to the ANFI shareholders, or fails to recommend the Merger with FNF to the ANFI shareholders;

•	if either party shall terminate Merger Agreement due to a failure to obtain the approval of the ANFI shareholders and one or more of the ANFI executives party to the Voting Agreement has breached that agreement or otherwise failed to vote all shares of their ANFI stock in favor of the Merger Agreement and Merger; or

•	if FNF shall terminate the Merger Agreement due to an uncured breach thereof by ANFI and within 12 months of such termination, ANFI shall engage in any negotiations or discussions with any third party regarding an acquisition proposal.

Amendment and Waiver

      Any provision of the Merger Agreement may be amended or waived prior to the Merger by an amendment executed by ANFI and FNF or a waiver granted by the party against whom the waiver is to be effective. However, no amendment or waiver that would require shareholder approval under applicable law shall be made after ANFI’s shareholders approve the Merger Agreement and the Merger without the further approval of ANFI’s shareholders.

RELATED PARTY TRANSACTIONS AND MATERIAL CONTACTS

      ANFI and FNF share a common director, William P. Foley, II, who is currently a member of ANFI’s Board of Directors and the Chairman of the Board of Directors and Chief Executive Officer of FNF.

      On July 12, 2002, pursuant to Purchase and Sale Agreements, each dated July 5, 2002, by and among FNF and certain ANFI officers and directors, FNF purchased in privately negotiated transactions an aggregate of 784,978 shares of ANFI common stock for an aggregate purchase price of $9,419,730, or $12.00 per share. The amounts purchased from each officer and/or director of ANFI and the identity and title of each such officer and/or director are as follows:

		Shares of ANFI
Seller	Title	Common Stock Purchased

Michael C. Lowther	Chairman of the Board and Chief Executive Officer	287,500
Wayne D. Diaz	President	287,500
Carl A. Strunk	Executive Vice President and Chief Financial Officer	105,415
Barbara A. Ferguson	Executive Vice President	104,563

      Michael C. Lowther, Wayne D. Diaz, Carl A. Strunk and Barbara A. Ferguson are all directors and senior officers of ANFI. Mr. Lowther is Chairman of the Board and Chief Executive Officer of ANFI.

Mr. Diaz is President of ANFI; Mr. Strunk is Executive Vice President and Chief Financial Officer of ANFI. Ms. Ferguson is Executive Vice President of ANFI. On or about January 20, 2003, as required by the Merger Agreement Mr. Lowther, Mr. Diaz and Ms. Ferguson entered into modifications of their existing employment agreements with ANFI (which will only become effective upon consummation of the Merger Agreement). The resulting employment agreements as modified are substantially identical to their current employment agreements with ANFI except that (1) the annual bonus for each individual for each of calendar years 2003, 2004 and 2005 will include a minimum guarantee equal to the bonus each such individual received for calendar year 2001, and (2) each of Mr. Lowther, Mr. Diaz and Ms. Ferguson has waived his or her right to receive severance pay and other benefits by reason of the change in control of ANFI which will occur upon the effectiveness of the Merger.

      The existing employment agreement of Carl A. Strunk has not been modified. If Mr. Strunk terminates his employment with ANFI in connection with the Merger or if his employment is terminated after the Merger, or other change of control transaction other than for cause, then Mr. Strunk will be entitled to (i) his minimum base annual salary due to him through the date of termination of the employment agreement; (ii) severance in an amount equal to the product of (A) his annual base salary at the date of termination of employment plus any incentive compensation bonus and (B) the number of years (including partial years) remaining in the term of his employment pursuant to the employment agreement or one, whichever is greater; (iii) immediate vesting of all options not already vested. Mr. Strunk’s employment agreement is for a term of three years beginning August 14, 2001; and (iv) the continuation of other employee benefits comparable to those to which Mr. Strunk was entitled at the time of termination. However, at the end of each year of the employment agreement, the employment agreement is automatically extended for an additional one year unless ANFI (or its successor in interest) or Mr. Strunk provides the other with prior written notice of the intent not to extend the term for an additional year. However, ANFI is entitled not to elect to extend Mr. Strunk’s employment agreement only if ANFI or any of its subsidiaries fails to perform in accordance with the budgeted expectations for such entities in the employment agreement year in which the election not to renew occurs.

      Chicago Title Insurance Company (“CTIC”), a wholly-owed subsidiary of FNF, entered into an agency agreement with ANFI’s wholly-owned subsidiary, American Title Company (“ATC”), whereby ATC agreed that, until June 30, 2007, it would act as an agent for CTIC with respect to the procurement of title insurance policies in 16 counties in California and Arizona subject to certain exceptions. This exclusive arrangement with CTIC does not apply to other counties into which ANFI may expand in the future. Under the agency agreement, ATC pays Fidelity National Title Insurance Company (“FNTIC”), a wholly-owned subsidiary of FNF, an administration fee of one percent of gross premiums for administrative services including accounting, legal and human resources. This administrative service agreement can be terminated by ATC upon ninety (90) days notice to FNTIC. The unexpected loss of CTIC underwriting or FNTIC’s administrative services, for any reason, could result in an interruption to ANFI’s operations until such services are secured elsewhere.

      Additionally, ANFI leases title plants from FNTIC in Kern, San Mateo and Santa Clara counties and Chicago Title Insurance Company in Tucson. At the expiration of the leases, ANFI has an option to acquire these title plants for a nominal consideration. ANFI has also entered into a real property lease with Title Records, Inc., an affiliate of FNF.

      George J. Wall, a director of ANFI, is a partner in the law firm of Palmieri, Tyler, Wiener, Wilhelm & Waldron, LLP. That law firm performed legal services for ANFI in 2002 and 2003 and it is expected this firm will continue to provide legal services to ANFI until the Merger is complete including the representation of ANFI in this transaction. The management of ANFI is of the opinion that the fees paid to Mr. Wall’s law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with ANFI. Mr. Wall served during 2002 and 2003 as head of the Special Committee of the ANFI Board of Directors which reviewed and negotiated the terms of the proposed Merger with FNF. In that capacity, Mr. Wall received fees as did the other members of the Special Committee. The management of ANFI is of the opinion that the Special Committee fees paid Mr. Wall are comparable to committee fees that would be paid by other similarly situated companies for similar services.

      Matthew K. Fong, a director of ANFI, is of counsel to the law firm of Sheppard, Mullin, Richter and Hampton, LLP (“Sheppard Mullin”). That law firm acted as counsel to the Special Committee of the ANFI Board of Directors. The management of ANFI is of the opinion that the fees paid to Sheppard Mullin are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with ANFI. Mr. Fong is not receiving any portion of the legal fees received by Sheppard Mullin relating to Sheppard Mullin’s services rendered to the Special Committee. Mr. Fong served during 2002 and 2003 as a member of the Special Committee of the ANFI Board of Directors which reviewed and negotiated the terms of the proposed Merger with FNF. In that capacity, Mr. Fong received fees as did other members of the Special Committee. Management of ANFI is of the opinion that the Special Committee fees paid to Mr. Fong are comparable to Special Committee fees that would be paid by other similarly situated companies for similar services.

      Mr. Fong is a member of the audit committee of the ANFI Board of Directors. The ANFI audit committee charter provides that the committee members must be independent and otherwise qualified to serve on the audit committee under NASDAQ rules, and be free from any relationship that would interfere with the exercise of the director’s independent judgment. Among the criteria for determining such independence is a maximum limit on the payments that may be made to an employer of the audit committee member equal to the lesser of $200,000 per year or 5% of the employer’s total annual revenue. Mr. Fong’s employer, Sheppard Mullin, has served as independent legal counsel to the ANFI Special Committee. Sheppard Mullin has not to date received, and ANFI does not expect to pay, compensation for Sheppard Mullin’s services in an amount that would exceed the foregoing maximum limit.

DESCRIPTION OF FNF CAPITAL STOCK

      The following description does not purport to be complete and is qualified in its entirety by reference to FNF’s Certificate of Incorporation and Bylaws and to the Delaware General Corporation Law.

General

      The authorized capital stock of FNF consists of 150,000,000 shares of FNF common stock, par value $0.0001 per share, and 3,000,000 shares of preferred stock, par value $0.0001 per share. As of February 4, 2003, there were approximately 96,158,000 shares of FNF common stock outstanding, and no shares of FNF preferred stock outstanding.

FNF Common Stock

      The holders of FNF common stock are entitled to receive dividends as and when declared by FNF’s Board of Directors out of funds legally available therefor, and may be paid in cash, stock or other property. In certain cases, holders of FNF common stock may not receive dividends until obligations to the holders of any outstanding shares of FNF preferred stock have been satisfied. In addition, FNF’s ability to pay dividends may be restricted by loan agreements, regulatory restrictions, or other transactions that FNF enters into from time to time. In the event of the dissolution of FNF, holders of FNF common stock will share ratably in all assets remaining after payment of liabilities and after providing for any liquidation preference for any outstanding shares of preferred stock. Each holder of FNF common stock is entitled to one vote for each share held of record on all matters presented for a vote at a stockholders meeting, including the election of directors. Holders of FNF common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities, and there are no conversion rights or redemption or sinking fund provisions with respect to such stock. Additional authorized shares of FNF common stock may be issued without stockholder approval.

FNF Preferred Stock

      The authorized but unissued shares of FNF preferred stock are available for issuance from time to time at the discretion of FNF’s Board of Directors without stockholder approval. The FNF Board of Directors has the authority to determine, for each series of FNF preferred stock it establishes, the number, designation, preferences, limitations, and relative rights of the shares of such series, subject to applicable law and the provisions of any then-outstanding series of FNF preferred stock. The terms of any series of FNF preferred stock, including the dividend rate, redemption price, liquidation rights, sinking fund provisions, conversion rights and voting rights, and any corresponding effect on other FNF stockholders, will be dependent largely on factors existing at the time of issuance. Such terms and effects could include restrictions on the payment of dividends on the FNF common stock if dividends on the FNF preferred stock are in arrears, dilution of the voting power of other FNF stockholders to the extent a series of FNF preferred stock has voting rights, and reduction of amounts available for liquidation as a result of any liquidation preference granted to any series of FNF preferred stock.

Anti-Takeover Provisions

      Certain provisions of FNF’s Certificate of Incorporation and Bylaws may make it less likely that FNF’s management would be changed, or someone would acquire voting control of FNF, without the consent of the FNF Board of Directors. These provisions may delay, deter or prevent tender offers or takeover attempts that FNF’s stockholders may believe are in their best interests, including tender offers or takeover attempts that might allow FNF stockholders to receive a premium over the market price of FNF common stock.

      Fair Price Provision, Transactions and Interested Stockholders. FNF’s Certificate of Incorporation prohibits certain business combinations between FNF and interested stockholders, which include direct and indirect owners of ten percent or more of the voting stock of FNF and their affiliates, unless those transactions are approved by holders of at least 66 2/3% of the outstanding voting stock not owned by any interested stockholders, voting together as a single class. This 66 2/3% approval is in addition to any approval required by law. Business combinations requiring the 66 2/3% approval include:

•	any merger or consolidation with an interested stockholder or a corporation affiliated with an interested stockholder;

•	any sale, lease, pledge, exchange, mortgage or other transfer or disposition of FNF assets valued at ten percent or more of the fair market value of FNF’s consolidated assets to an interested stockholder or person or entity affiliated with an interested stockholder, other than in the ordinary course of business;

•	the issuance, pledge or transfer by FNF of any FNF securities, or the securities of one or more of its subsidiaries, to an interested stockholder in exchange for consideration with a value of ten percent or more of the fair market value of FNF’s consolidated assets, unless such person is acting as an underwriter for such securities;

•	any sale, lease, pledge, exchange, mortgage or other transfer or disposition of the assets of any interested stockholder or any person or entity affiliated with an interested stockholder with a value of ten percent or more of the fair market value of the consolidated assets of FNF to FNF or one or more of its subsidiaries, other than in the ordinary course of business;

•	the adoption of any plan proposed by or on behalf of an interested stockholder or a person or entity affiliated with an interested stockholder to liquidate or dissolve FNF; and

•	any transaction that increases the voting power or proportionate share of any class of equity or convertible securities of FNF owned directly or indirectly by an interested stockholder or a person or entity affiliated with an interested stockholder.

      However, if 66 2/3% of the “continuing directors” approve the business combination, the 66 2/3% stockholder approval requirement does not apply. Continuing directors are those FNF directors, excluding directors who are the interested stockholder or a representative or affiliate of the interested stockholder, (1) who were members of the Board of Directors before the interested stockholder involved in the business combination became an interested stockholder, or (2) whose election or nomination was approved by a majority of the directors holding office at the time the interested stockholder involved in the business combination became an interested stockholder.

      This special stockholder approval requirement also does not apply to any business combination that meets certain conditions specified in the FNF Certificate of Incorporation. These conditions include:

•	that each stockholder receives for each of his or her shares a purchase price at least equal to the greater of (1) the highest price per share paid by the interested stockholder either in the course of becoming an interested stockholder or in the two years before the business combination is announced, (2) the fair market value of FNF shares when the interested stockholder became an interested stockholder, and (3) the fair market value of FNF shares when the business combination was announced;

•	that if, during the period after the interested stockholder became an interested stockholder and prior to completion of the business combination, FNF has failed to declare and pay any regular quarterly dividend, unless such failure was approved by 66 2/3% of the continuing directors;

•	the interested stockholder has not acquired any additional shares of FNF stock after becoming an interested stockholder;

•	after the interested stockholder became an interested stockholder, such person has not directly or indirectly received the benefit of any loans, advances, guarantees, pledges or other financial assistance provided by FNF; and

•	a proxy or information statement describing the proposed business combination is mailed to all holders of FNF common stock at least 30 days before the business combination is completed.

      Holders of at least 66 2/3% of the outstanding voting stock of FNF not owned by any interested stockholders, voting together as one class, must approve a proposal to amend, repeal, or adopt provisions inconsistent with the provisions of the FNF Certificate of Incorporation described above, unless such proposal is approved by 66 2/3% of the continuing directors, in which case holders of at least a majority of the outstanding voting stock entitled to vote may approve such a proposal.

      Transactions with Directors and Executive Officers. FNF’s Bylaws provide that, the approval of directors representing at least 75% of the FNF Board of Directors is required for any transaction, or series of related transactions, to which FNF or any of its subsidiaries is to be a party, in which any member of the FNF Board of Directors or any executive officer of FNF has an interest, if such transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act, in a proxy statement of FNF for a meeting of its stockholders.

      Preferred Stock May be Issued Without Stockholder Approval. FNF’s Certificate of Incorporation permits its Board of Directors, at any time and without stockholder approval, to issue one or more new series of preferred stock. In some cases, the issuance of preferred stock without stockholder approval could discourage or make more difficult attempts to take control of FNF through a merger, tender offer, proxy contest or otherwise. Preferred stock with special voting rights or other features issued to persons favoring FNF’s then existing management could stop a takeover by preventing the person trying to take control of FNF from acquiring the voting shares necessary to take control.

      Classified Board of Directors. Members of the FNF Board of Directors are divided into three classes and serve staggered three-year terms. This means that only approximately one-third of the directors are elected at each annual meeting of stockholders, and that it would take two years to replace a majority of the directors by means of such elections. Under FNF’s Certificate of Incorporation, directors can be removed from office during their terms only if holders of at least 50% of the outstanding voting stock, voting together as one class, approve the removal. Holders of at least 80% of the outstanding voting stock, voting together as a single class, must approve any proposal to amend, repeal or adopt any provisions inconsistent with this provision unless such proposal is approved by 66 2/3% of the continuing directors, in which case holders of at least a majority of the outstanding voting stock entitled to vote may approve such a proposal.

      Restriction on Stockholder Actions by Written Consent. FNF’s Certificate of Incorporation provides that any action required or permitted to be taken by FNF’s stockholders must be effected at a duly called annual or special meeting of stockholders and not by written consent. Special meetings of stockholders may be called only by the Board of Directors. Holders of at least 80% of FNF’s outstanding voting stock, voting together as one class, must approve any proposal to amend, repeal or adopt any provision inconsistent with these provisions, unless such proposal is approved by 66 2/3% of the continuing directors, in which case holders of at least a majority of the outstanding voting stock entitled to vote may approve such proposal.

      Advance Notice of Requirements for Director Nominations and Stockholder Proposals. FNF’s stockholders can nominate candidates for the FNF Board of Directors. However, stockholders must follow the advance notice procedures described in FNF’s Bylaws. In general, a stockholder must submit a written notice of the nomination to the Secretary of FNF, which must be received at least 120 days prior to the anniversary of the mailing of the preceding year’s proxy statement for the annual meeting of stockholders. In the event that the date of the annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary, to be timely notice by the stockholder must be received by the Secretary of FNF not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (1) the 60th day prior to such annual meeting or (2) the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure thereof was made by FNF, whichever first occurs. The notice must set forth specific information about (1) the nominee for the Board of Directors, (2) the stockholder making the nomination, (3) a representation that the stockholder is a holder of record of stock of FNF entitled to vote at such meeting and intends to appear in person or by proxy at a meeting to nominate the person or persons specified in the notice, (4) a description of all arrangements or understandings between the stockholder or any person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such stockholder and each nominee and any other person or persons relating to the nomination or nominations; (5) the class and number of shares of FNF that are beneficially owned by the stockholder and the person to be nominated as of the date of the stockholder’s notice and by any other stockholders known by the stockholder to be supporting such nominees; (6) other information regarding each nominee proposed by the stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (7) the written consent of each nominee to serve as a director of FNF if so elected.

      Stockholders can make proposals relating to other business of FNF to be considered at an annual meeting only pursuant to the advance notice procedures described in the FNF Bylaws. In general, a stockholder must submit a written notice of the proposal and the stockholder’s interest in the proposal and such notice must be received by the Secretary of FNF at least business 120 days prior to the anniversary of the mailing of the preceding year’s proxy statement for the annual meeting of stockholders. However, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, to be timely notice by the stockholder must be received not earlier than the 90th day prior to such annual meeting of stockholders and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting of stockholders: (1) a brief description of the business desired to be brought before the annual meeting of stockholders and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on FNF’s books, of the stockholder proposing the business, (3) the class, series, and number of shares of FNF that are beneficially owned by the stockholder, and (4) any material interest of the stockholder or any affiliate of the stockholder in such business.

      Directors’ Ability to Amend Bylaws. Under the FNF Bylaws, FNF’s Board of Directors can adopt, amend or repeal bylaws subject to limitations imposed by Delaware law. However, pursuant to FNF’s Certificate of Incorporation, the Board of Directors may not amend or repeal bylaw provisions relating to (1) the calling of special meetings of stockholders, (2) actions by stockholders without a meeting, (3) the agenda for matters to be presented at stockholders meetings, (4) the election of directors and (5) the indemnification of officers and directors, without the vote of at least 66 2/3% of the continuing directors or at least 80% of FNF’s outstanding voting stock, voting together as one class. Holders of at least 80% of FNF’s outstanding voting stock, voting together as one class, must approve any proposal to amend, repeal or adopt any provision inconsistent with these provisions, unless such proposal is approved by 66 2/3% of the continuing directors, in which case holders of at least a majority of the outstanding voting stock entitled to vote may approve such proposal. FNF stockholders also have the power to change or repeal provisions of the FNF

Bylaws, other than those enumerated above requiring a special vote, by majority vote at an annual or special meeting of stockholders.

      Additional Authorized Shares of Capital Stock. FNF’s Board of Directors may issue additional shares of authorized FNF common stock available for issuance, in addition to their ability to issue preferred stock as discussed above, at such times, under such circumstances and with such terms and conditions as the Board of Directors may determine to impede a change in control of FNF.

COMPARISON OF RIGHTS OF ANFI SHAREHOLDERS

AND FNF STOCKHOLDERS

      The rights of holders of FNF’s Common Stock are governed by the Delaware General Corporation Law and FNF’s Certificate of Incorporation and Bylaws, while the rights of the shareholders of ANFI are governed by the California General Corporation Law and ANFI’s Articles of Incorporation and Bylaws. In most respects, the rights of ANFI’s shareholders are similar to those of FNF’s stockholders. The following discussion summarizes the significant differences between the companies’ charter documents. This summary is not a complete discussion of, and is qualified by reference to, FNF’s Certificate of Incorporation, FNF’s Bylaws, ANFI’s Articles of Incorporation, ANFI’s Bylaws, the Delaware General Corporation Law and the California General Corporation Law.

      Capital Stock. The shareholders of ANFI are entitled to one vote for each share held on all matters submitted to a shareholder vote. In the event of a liquidation, dissolution or winding up of ANFI, the holders of ANFI’s Common Stock are entitled to share ratably in all assets remaining after payment of liabilities. Holders of ANFI’s Common Stock have no preemptive rights, redemption rights, sinking fund provisions or rights to convert their shares of Common Stock into any other securities. All outstanding shares of ANFI’s capital stock are fully paid and non-assessable.

      See Description of FNF Capital Stock immediately prior to this Comparison of Rights regarding FNF capital stock.

      Directors. FNF’s Bylaws provide for FNF’s Board of Directors to consist of no less than three nor more than fifteen members, currently fixed at thirteen. Board vacancies may be filled by the affirmative vote of a majority of the remaining directors. FNF’s stockholders may use cumulative voting to elect directors. ANFI’s Bylaws provide for the Board of Directors of ANFI to consist of no less than three nor more than twelve members.

      Stockholder Proposals. FNF’s Bylaws provide that in order to properly bring nominations for the election of directors or other business before a stockholder meeting, a stockholder must give timely notice in writing to the secretary of FNF. To be timely, the stockholder’s notice must be delivered at the principal executive offices of FNF not less than 120 calendar days in advance of the estimated mailing date for the proxy statement relating to FNF’s next annual meeting. However, if the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice must be received at a reasonable time before the solicitation is made. Such stockholder’s notice to the secretary must set forth:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting;

•	the name and address of the stockholder proposing such business and the class and number of shares of FNF’s capital stock which are beneficially owned by such stockholder;

•	any material interest of the stockholder in such business; and

•	such information that is required to be provided by the stockholder pursuant to the proxy rules of the SEC.

      ANFI’s Bylaws provide that, in order to properly bring nominations for the election of directors or other business before a shareholder meeting, a shareholder must give timely notice in writing to the secretary of

ANFI. To be timely, the shareholder’s notice must be received by the secretary not less than one hundred 120 calendar days prior to the anniversary of the mailing of the preceding year’s proxy statement for the annual meeting of shareholders. However, if the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, to be timely, notice by the shareholder must be received by the secretary not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure thereof was made by ANFI, whichever occurs first. The notice must set forth as to each matter the shareholder proposes to bring before the annual meeting of shareholders:

•	a brief description of the business desired to be brought before the annual meeting of shareholders and the reasons for conducting such business at such meeting;

•	the name and address of the shareholder proposing such business and the class, series, and number of shares of ANFI beneficially owned by the shareholder;

•	any material interest of the shareholder or an affiliate in such business; and

•	Such information that is required to be provided by the shareholder pursuant to the proxy rules of the SEC.

      Additionally, for shareholder nomination of directors, such notice must also set forth:

•	name and address of the person or persons to be nominated;

•	a representation that the shareholder is a holder of record of stock of ANFI entitled to vote at such meeting and intends to appear in person or by proxy at a meeting to nominate the person or persons specified in the notice;

•	the class and number of shares of ANFI that are beneficially owned by the person to be nominated as of the date of such shareholder’s notice and by other shareholders known by such shareholder to be supporting such nominees as of the date of such shareholder’s notice; and

•	the written consent of each nominee to serve as a director of ANFI if so elected.

      A description of all arrangements or understandings between the shareholder or any person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such shareholder and each nominee and any other person or persons relating to the nomination or nominations;

      Right to Call Special Meetings of Stockholders. FNF’s Bylaws provide that special meetings of FNF’s stockholders may be called by its Board of Directors, the chairman, the chief executive officer or one or more stockholders holding shares entitled to cast not less than ten percent of the votes at that meeting. A stockholder entitled to call a special meeting must give notice in writing to the chairman of the board, president, chief executive officer or secretary of FNF. Such stockholder’s notice must set forth the time of such meeting and the general nature of the business proposed to be transacted. The officer receiving the request shall cause notice to be given to the stockholders entitled to vote at that meeting that a meeting will be held at the time requested by the person(s) who called the meeting no less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after the receipt of the request, the person(s) requesting the meeting may give the notice. No action of the stockholders shall be taken by written consent.

      ANFI’s Bylaws provide that special meetings of shareholders may be called by its Board of Directors, the chairman, the president or one or more shareholders holding not less than ten percent of the votes entitled to vote at the meeting. Any person other than the Board of Directors entitled to call a special meeting must submit a written request to the chairman, president, vice president or secretary. The officer receiving the request shall cause notice to be given to the shareholders entitled to vote at that meeting that a meeting will be held at the time requested by the person(s) who called the meeting no less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after the receipt of the request, the person(s) requesting the meeting may give the notice.

Significant Differences between the Corporate Laws of California and Delaware

      The corporate laws of California and Delaware differ in many respects. It is not practical to describe all such differences in this proxy statement/prospectus, but the principal differences which could materially affect the rights of shareholders are discussed below.

      Size of the Board of Directors. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the board of directors alone to change the authorized number or the range of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The ability of the board of directors to alter the size of the board without stockholder approval enables a company to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available.

      Cumulative Voting. California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under Delaware law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation’s certificate of incorporation if shareholders are to be entitled to cumulative voting rights. FNF’s Certificate of Incorporation does provide for cumulative voting.

      Cumulative voting entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a shareholder or group of shareholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting enables a minority shareholder or group of shareholders holding a relatively small number of shares to elect a representative or representatives to the board of directors.

      Most California corporations are required by the California General Corporation Law to give shareholders the option to cumulate such shareholder’s votes for the election of directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by at least 800 shareholders of record and included in the Nasdaq National Market, the New York Stock Exchange, or the American Stock Exchange (a “Listed Company”) can eliminate cumulative voting with shareholder approval to adopt amendments to the corporation’s articles of incorporation or bylaws.

      Classified Board of Directors. A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. California law generally requires that directors must be elected annually, but does permit California corporations meeting certain qualifications to amend their articles of incorporation or bylaws to provide for a classified board. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. This method of electing directors makes changes in the composition of the board of directors, and thus a potential change in control of a corporation, a lengthier and more difficult process. Classification of directors is also likely to provide the Board of Directors with greater continuity and experience. FNF has a classified board of directors.

      Power to Call Special Shareholder Meetings. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than ten percent of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws and those provisions may not necessarily include a right for a ten percent or greater vote of stockholders to call a special meeting. FNF’s Bylaws authorize its stockholders to call a special meeting. Such action on the part of stockholders could include removal of a director, election of a director or the implementation of a rule requiring stockholder ratification of specific defensive strategies.

      Elimination of Actions by Written Consent of Stockholders. Under California and Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting. Delaware law permits a corporation to eliminate such actions by written consent in its charter. Elimination of written consents of stockholders could lengthen the amount of time required to take stockholder actions since certain actions by written consent are not subject to the minimum notice requirement of a stockholders’ meeting. The elimination of stockholders’ written consents may deter hostile takeover attempts. FNF’s stockholders may not act by written consent. Without the stockholder’s written consent, a holder or group of holders controlling a majority in interest of FNF’s capital stock would not be able to amend FNF’s Bylaws or remove directors pursuant to a stockholder’s written consent. Any such holder or group of holders would have to call a stockholders’ meeting and wait the notice periods set forth in FNF’s Bylaws prior to taking any such action.

      Shareholder Approval of Certain Business Combinations. In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of “unfriendly” corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain “business combinations” by Delaware corporations with “interested stockholders” are subject to a three-year moratorium unless specified conditions are met. Under Section 1203 of the California Corporations Law, certain business combinations with a majority shareholder are subject to specified conditions, but there is no equivalent provision to Section 203, which addresses business combinations with a significant but not majority shareholder.

      Section 203 prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. For purposes of Section 203, the term “business combination” is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock, the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers which do not increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock), or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

      The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

      Section 203 only applies to Delaware corporations which have a class of voting stock listed on a national securities exchange, quoted on an interdealer quotation system such as the Nasdaq National Market or held of record by more than 2,000 stockholders. In addition, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or its bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. FNF opted out of, and is not governed by the provisions of, Section 203.

      Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board of directors is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. A limitation on the ability of stockholders to remove members of the board of directors without cause may make a potential change in control of a company a lengthier and more difficult process.

      Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board of directors. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board of directors only if the board of directors is so authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. ANFI’s Bylaws do not permit directors to fill vacancies created by removal of a director; if the vacancy was created by the removal of a director by the vote or written consent of the shareholders or by court order, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the written consent of the holders of at least a majority of the outstanding shares. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, will fill such vacancy). FNF’s Bylaws authorize the majority of directors then in office (even less than a quorum), or a sole remaining director, to fill any vacancy occurring on its Board of Directors for any cause.

      Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by the shareholders. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Under Delaware law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. Notwithstanding the foregoing, pursuant to the Sarbanes-Oxley Act of 2002, a Listed Company, regardless of its state of incorporation, is prohibited from making or materially modifying existing personal loans to its executive officers and directors.

      Indemnification and Limitation of Liability. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty. There are nonetheless certain differences between the laws of the two states with respect to indemnification and limitation of liability.

      ANFI’s Articles of Incorporation, as amended, eliminate the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based upon: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

      The Certificate of Incorporation of FNF likewise eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director’s duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

      The limitation of liability provisions permissible under California and Delaware law also may not limit a director’s liability for violation of, or otherwise relieve directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

      California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to the former (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action.

      California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise). Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

      California and Delaware corporations may include in their charters a provision, which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute.

      Inspection of Shareholder List. Both California and Delaware law allow any shareholder to inspect and copy the shareholder list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the shareholder list by persons holding an aggregate of five percent or more of a corporation’s voting shares, or shareholders holding an aggregate of one percent or more of such shares who have filed a Schedule 14B with the SEC relating to the solicitation of proxies for the election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if the corporation’s principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders’ meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

      Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

      Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied on a consolidated basis.

      Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

      Shareholder Voting. Both California and Delaware law generally require that a majority of the holders of voting shares of the acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

      With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

      Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors, except that interested directors may be counted for purposes of establishing a quorum.

      Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of the Company would lack the authority to approve, because of the number of interested directors, could be approved by a majority of the disinterested directors of FNF representing less than a majority of a quorum.

      Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation’s bylaws. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. It may be more difficult for a stockholder to contest the outcome of a vote which has not been conducted by written ballot.

      Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may only bring a derivative action on behalf of the corporation if he or she was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

      Appraisal Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive in the transaction only shares which are so listed or held of record, plus cash in lieu of fractional shares, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

      The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

      Dissolution. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s stockholders then entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions.

Application of California Corporate Law to Delaware Corporations

      Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ rights and inspection of corporate records.

      A foreign corporation transacting business in California is subject to Section 2115 if the average of its property factor, payroll factor and sales factor (as such terms are defined in the California Revenue and Taxation Code) is more than 50% during is its last full income year and if more than one-half of its outstanding voting securities are held of record by persons having addresses in California. Even if the corporation meets the criteria set forth in the preceding sentence, a corporation is not subject to Section 2115 if its securities are listed on a national exchange or the Nasdaq National Market and the corporation’s shares are held by at least 800 holders as of the record date of its most recent annual meeting of stockholders. FNF believes that it is exempt from Section 2115.

LEGAL MATTERS

      The validity of the shares of FNF common stock to be issued to ANFI shareholders pursuant to the Merger will be passed upon by Stradling Yocca Carlson & Rauth, a Professional Corporation, Newport Beach, California. Stradling Yocca Carlson & Rauth will also deliver an opinion concerning certain federal income tax consequences of the Merger.

EXPERTS

      The consolidated financial statements and financial statement schedules of FNF as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001 have been incorporated by reference in this proxy statement/prospectus in reliance upon the report of KPMG LLP, independent auditors, upon the authority of such firm as experts in accounting and auditing.

      The consolidated financial statements and financial statement schedule of ANFI as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, have been included in this proxy statement/prospectus in Appendix D in reliance upon the report of KPMG LLP, independent auditors, appearing in Appendix D, upon the authority of said firm as experts in accounting and auditing.

SHAREHOLDER PROPOSALS

      Because of the special meeting of shareholders being held to consider the Merger, and because after the Merger ANFI shareholders will become FNF stockholders, ANFI does not intend to hold an annual meeting of shareholders in 2003. If the Merger does not occur, however, the Board of Directors of ANFI will call for an annual meeting of shareholders to conduct regular business, and shareholder proposals intended to be presented at the 2003 annual meeting of shareholders of ANFI must have been received by the corporate secretary of ANFI by December 31, 2002 for inclusion in the proxy materials for that meeting.

WHERE YOU CAN FIND MORE INFORMATION

      FNF has filed with the SEC a registration statement on Form S-4 to register under the Securities Act the shares of FNF common stock to be issued to ANFI shareholders pursuant to the Merger. The registration statement, including the exhibits and schedules attached thereto, contains additional relevant information about FNF and FNF common stock. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of FNF, as well as a proxy statement of ANFI for the ANFI special meeting of shareholders.

      The rules and regulations of the SEC allow us to omit certain information included in the registration statement from this proxy statement/prospectus. In addition, attached hereto as Appendix D is ANFI’s Annual Report on Form 10-K for the year ended December 31, 2001 (restated) and attached hereto as Appendix E is ANFI’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002.

      FNF and ANFI file reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements and other information we file at the following locations of the SEC:

Public Reference Room 450 Fifth Street, N.W. Room 1024 Washington, D.C. 20549	Chicago Regional Office Citicorp Center 500 West Madison Street Suite 1400 Chicago, Illinois 60661-2511

      You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC’s Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet world wide web site that contains reports, proxy statements and other information about issuers, such as FNF and ANFI, who file electronically with the SEC. The address of that site is http://www.sec.gov.

      You can also inspect reports, proxy statements and other information about FNF at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

      The SEC allows FNF to “incorporate by reference” information into this proxy statement/prospectus, which means that FNF may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information in this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below, and any amendments to those documents, that we have previously filed with the SEC. These documents contain important information about FNF.

FNF SEC Filings	Period or Date Filed

(File No. 1-9396)
Annual Report on Form 10-K	Year ended December 31, 2001

Quarterly Reports on Form 10-Q	Quarterly Periods ended March 31, 2002, June 30, 2002 and September 30, 2002

Current Reports on Form 8-K	Filed on August 13, 2002 and January 29, 2003

Definitive Proxy Statement on Schedule 14A	Filed on April 29, 2002

Definitive Additional Proxy Material on Form DEFA14A	Filed on December 17, 2002 and January 10, 2003

Description of FNF common stock, par value $0.0001 per share, included in the FNF registration statement on Form 8-A, including any amendment or report filed for the purpose of updating such description
Filed on February 4, 1992

      FNF and ANFI also incorporate herein by reference additional documents that FNF or ANFI may file with the SEC between the date of this proxy statement/ prospectus and the date of the ANFI special meeting. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

      FNF has supplied all information contained or incorporated by reference in this document relating to FNF, and ANFI has supplied all such information relating to ANFI.

      You can obtain any of the documents incorporated by reference in this document from FNF or ANFI, respectively, or from the SEC through the SEC’s web site at the address provided above. Documents incorporated by reference are available from FNF or ANFI, respectively, without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement/prospectus. You can obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from FNF at the following address:

Fidelity National Financial, Inc.

4050 Calle Real, Suite 200
Santa Barbara, California 93110

Attention:	Daniel K. Murphy,
Senior Vice President,
Investor Relations
Phone number: (805) 696-7218

      Or, you can obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from ANFI at the following address:

ANFI, Inc.

1111 E. Katella Avenue, Suite 220,
Orange, California 92867
Attention: Jo Ann N. Bunton
Phone number: (714) 289-4300

      If you would like to request documents from FNF or ANFI, please do so by March 19, 2003 to receive them before the special meeting of shareholders of ANFI. If you request incorporated documents from FNF or ANFI, FNF or ANFI will mail them to you by first-class mail, or other equally prompt means, within one business day of receipt of your request.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/ PROSPECTUS TO VOTE ON THE MERGER. NEITHER COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFOR-

MATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT/ PROSPECTUS. THIS PROXY STATEMENT/ PROSPECTUS IS DATED FEBRUARY 25, 2003. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT/ PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE PROXY STATEMENT/ PROSPECTUS TO SHAREHOLDERS NOR THE ISSUANCE OF FNF COMMON STOCK IN THE MERGER SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

Appendix A

FIRST AMENDMENT

TO
AGREEMENT AND PLAN OF MERGER

      This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER dated as of February 21, 2003 (the “First Amendment”), is made and entered into by and among Fidelity National Financial, Inc., a Delaware corporation (“FNF”), ANFI Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of FNF (“Merger Sub”), and ANFI, Inc., a California corporation (“ANFI”).

R E C I T A L S:

      A.     FNF, Merger Sub and ANFI entered into an Agreement and Plan of Merger dated as of January 9, 2003 (the “Agreement”). Unless otherwise stated the capitalized terms herein have the same definitions as in the Agreement.

      B.     Section 6.1(c) of the Agreement provides, among other things, that ANFI cannot make any cash dividends in respect of its capital stock without the prior consent of FNF.

      C.     The parties desire to amend the Agreement in order to permit ANFI to continue to make one quarterly cash dividend payment in respect of its stock prior to the Closing.

      NOW THEREFORE, the parties agree as follows:

1. Notwithstanding anything to the contrary in Section 6.1 of the Agreement or any other provisions of the Agreement, after the date of the Agreement and prior to the Closing, ANFI may declare and make one cash dividend payment in respect of its capital stock in an amount not to exceed $.125 per share if the Merger has not been consummated on or before April 11, 2003. Nothing contained in this First Amendment shall permit the payment or distribution of any other extraordinary or other form of dividend by ANFI prior to the Closing.

2. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have caused this First amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIDELITY NATIONAL FINANCIAL, INC.

By:	/s/ Marlan Walker

ANFI MERGER SUB, INC.

By:	/s/ Tom Le

ANFI, INC.

By:	/s/ Michael Lowther

AGREEMENT AND PLAN OF MERGER

DATED AS OF JANUARY 9, 2003

BY AND AMONG

FIDELITY NATIONAL FINANCIAL, INC.,

ANFI MERGER SUB, INC.

AND

ANFI, INC.

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER, dated as of January 9, 2003 (the “Agreement”), is made and entered into by and among Fidelity National Financial, Inc., a Delaware corporation (“FNF”), ANFI Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of FNF (“Merger Sub”), and ANFI, Inc., a California corporation (“ANFI”).

RECITALS

      WHEREAS, the Boards of Directors of FNF, Merger Sub and ANFI each have determined that a business combination between FNF and ANFI is advisable and in the best interests of their respective companies and stockholders and presents an opportunity for FNF and ANFI to achieve long-term strategic and financial benefits, and accordingly have agreed to effect the merger provided for herein upon the terms and subject to the conditions set forth herein;

      WHEREAS, each of the ANFI Senior Executives (as defined herein) shall, concurrently with the effectiveness of this Agreement, enter into a voting agreement to vote in favor of the transactions contemplated herein;

      WHEREAS, the transaction will be structured as a forward triangular merger, wherein ANFI will be merged with and into a newly formed, wholly-owned subsidiary of FNF, with such wholly-owned subsidiary emerging as the surviving corporation and as a wholly-owned subsidiary of FNF;

      WHEREAS, the parties hereto intend that the merger provided for herein shall qualify for U.S. federal income tax purposes as a reorganization under Section 368(a)(2)(D) of the U.S. Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”); and

      WHEREAS, by resolutions duly adopted, the respective Boards of Directors of FNF, Merger Sub and ANFI have approved and adopted this Agreement and the transactions contemplated hereby.

      NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows.

ARTICLE I

DEFINITIONS

      SECTION 1.1     Definitions.

      (a) As used herein, the following terms have the following meanings:

      “Acquisition Proposal” means any offer or proposal for, or indication of interest in, a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving, or any purchase or acquisition of, twenty-five percent (25%) or more of (i) any class of equity securities of ANFI or (ii) all or substantially all of the consolidated assets of ANFI and its Subsidiaries, other than the transactions contemplated by this Agreement.

      “Action” means any action, appeal, petition, plea, charge, complaint, claim, suit, demand, litigation, arbitration, mediation, hearing, inquiry, investigation or similar event, occurrence, or proceeding.

      “Affiliate” means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term “Control” (including the correlative terms “Controlling”, “Controlled By” and “Under Common Control With”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

      “ANFI” is defined in the Introduction hereto.

      “ANFI Balance Sheet” means ANFI’s consolidated balance sheet included in the ANFI 10-K relating to its fiscal year ended on December 31, 2001.

      “ANFI Common Share” means one share of common stock of ANFI, no par value per share.

      “ANFI SEC Documents” means (i) the annual report on Form 10-K of ANFI (the “ANFI 10-K”) for the fiscal year ended December 31, 2001, (ii) ANFI’s proxy statement, dated April 30, 2002, relating to the 2002 Annual Meeting of Shareholders (the “ANFI Proxy Statement”), (iii) the quarterly reports on Form 10-Q of ANFI (collectively, the “ANFI 10-Qs”) for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002, and (iv) all other reports, filings, registration statements and other documents filed by ANFI with the SEC since December 31, 2001.

      “ANFI Senior Executives” means each of the members of the Board of Directors of ANFI as of the date of this Agreement.

      “Breach” means any breach, inaccuracy, failure to perform, failure to comply, conflict with, default, violation, acceleration, termination, cancellation, modification, or required notification.

      “Business Day” means any day other than a Saturday, Sunday or one on which banks are authorized by law to close in Los Angeles, California.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      “FNF” is defined in the Introduction hereto.

      “FNF Balance Sheet” means FNF’s consolidated balance sheet included in the FNF 10-K relating to its fiscal year ended on December 31, 2001.

      “FNF Common Share” means one share of common stock of FNF, $0.0001 par value per share.

      “FNF Common Share Closing Price” shall mean the closing sale price of a FNF Common Share (calculated to the nearest 0.0001) on the NYSE Composite Transactions Tape on the date of the Closing.

      “FNF SEC Documents” means (i) FNF’s annual report on Form 10-K for its fiscal year ended December 31, 2001 (the “FNF 10-K”), (ii) FNF’s proxy statement dated April 29, 2002, relating to the 2002 Annual Meeting of Stockholders (the “FNF Proxy Statement”), (iii) FNF’s quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002 (collectively, the “FNF 10-Qs”), and (iv) all other reports, filings, registration statements and other documents filed by FNF with the SEC since December 31, 2001.

      “GCL” shall mean the General Corporation Law of the State of California as in effect from time to time.

      “Governmental Entity” means any federal, state, municipal or local governmental authority, any foreign or international governmental authority, or any court, administrative or regulatory agency or commission or other governmental agency.

      “Knowledge” (and all correlative terms) as to any party means to the actual knowledge of such party’s executive officers or senior management identified on Section 1.1 of that party’s Disclosure Schedule.

      “Law” means all laws, statutes and ordinances and all regulations, rules and other pronouncements of Governmental Entities having the effect of law of the United States, any foreign country or any foreign or domestic state, province, commonwealth, city, country, municipality, territory, protectorate, possession or similar instrumentality or any Governmental Entity thereof.

      “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset; provided, however, that the term “Lien” shall not include (i) liens for water and sewer charges and taxes not yet due and payable or being contested in good faith (and for which adequate accruals or reserves have been established by FNF or ANFI, as the case may be) and (ii) mechanics’, carriers’, workers’, repairers’, materialmen’s, warehousemen’s and other similar liens arising or incurred in the ordinary course of business.

      “Material Adverse Effect” means a material adverse effect on the financial condition, business or results of operations of a Person and its Subsidiaries, taken as a whole, other than (x) effects caused by (i) changes in general economic or securities markets conditions, (ii) changes in interest rate levels, (iii) (A) in the case of ANFI, the identity of FNF as acquiror of ANFI or the conduct of FNF with respect to the transactions contemplated by this Agreement prior to the Effective Time, or (B) in the case of FNF, the identity of ANFI as the acquired party or the conduct of ANFI with respect to the transactions contemplated by this Agreement prior to the Effective Time, or (iv) the public announcement of the transactions contemplated by this Agreement. “FNF Material Adverse Effect” means a Material Adverse Effect in respect of FNF and its Subsidiaries, taken as a whole, and “ANFI Material Adverse Effect” means a Material Adverse Effect in respect of ANFI and its Subsidiaries, taken as a whole.

      “Merger Shares” means each ANFI Common Share outstanding immediately prior to the Effective Time (other than Dissenting Shares (as hereinafter defined) and other than shares to be cancelled in accordance with Section 3.1(a) hereof).

      “Merger Sub” shall have the meaning set forth in the Preamble.

      “NYSE” means the New York Stock Exchange.

      “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including any Governmental Entity.

      “Proxy Statement/ Prospectus” means the proxy statement/prospectus, including the Registration Statement, for the ANFI Shareholders Meeting, together with any amendments or supplements thereto.

      “Registration Statement” means the Registration Statement on Form S-4 registering under the Securities Act the FNF Common Shares issuable in connection with the Merger.

      “SEC” means the Securities and Exchange Commission.

      “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      “Subsidiary” when used with respect to any Person, means any other Person, whether incorporated or unincorporated, of which (i) more than fifty percent (50%) of the securities or other ownership interests or (ii) securities or other interests having by their terms ordinary voting power to elect more than fifty percent of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly owned or controlled by such Person or by any one or more of its Subsidiaries; provided, however, Fidelity National Information Solutions, Inc., a Delaware corporation, shall be excluded from the definition of Subsidiary.

      “Superior Proposal” means a written proposal made by a Person other than FNF which is (A) for a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving, or any purchase or acquisition of, twenty-five percent (25%) or more of (i) any class of equity securities of ANFI or (ii) the consolidated assets of ANFI and its Subsidiaries, and which is (B) otherwise on terms which ANFI’s Board of Directors by a majority vote determines in good faith (after consultation with its investment advisors and outside legal counsel) would result in a transaction, if consummated, that is more favorable to ANFI’s shareholders, from a financial point of view (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including conditions to consummation (which shall not include a financing condition)) than the transactions contemplated hereby.

      (b) Each of the following terms is defined in the Section set forth opposite such term:

Terms	Section

Agreement of Merger	Section 2.2(b)
ANFI 10-K	Section 1.1
ANFI 10-Qs	Section 1.1

Terms	Section

ANFI Employee Plans	Section 4.15(a)
ANFI ESPP	Section 3.4(d)
ANFI GAAP Financial Statements	Section 4.8
ANFI Material Adverse Effect	Section 1.1
ANFI Option	Section 3.4(a)
ANFI Proxy Statement	Section 1.1
ANFI Recommendation	Section 6.2
ANFI Returns	Section 4.14
ANFI Securities	Section 4.5(b)
ANFI Shareholder Approval	Section 4.20(a)
ANFI Shareholders Meeting	Section 6.2
ANFI Warrant	Section 3.4(b)
Burdensome Condition	Section 8.1
Certificate	Section 3.3(b)
Closing	Section 2.2(d)
Code	Recitals
Dissenting Shares	Section 3.5(a)
Effective Time	Section 2.2(b)
End Date	Section 10.1	(b)(i)
Environmental Laws	Section 4.18(b)
ERISA	Section 4.15(a)
Exchange Agent	Section 3.3(a)
Exchange Fund	Section 3.3(a)
Extended End Date	Section 10.1	(b)(i)
FNF 10-K	Section 1.1
FNF 10-Qs	Section 1.1
FNF Employee Plans	Section 5.18(a)
FNF GAAP Financial Statements	Section 5.8
FNF Material Adverse Effect	Section 1.1
FNF Option	Section 3.4(a)
FNF Proxy Statement	Section 1.1
FNF Returns	Section 5.17
FNF Securities	Section 5.5(b)
FNF Warrant	Section 3.4(b)
GAAP	Section 4.8
HSR Act	Section 4.3
JAMS	Section 11.9
Merger	Section 2.2(a)
Merger Consideration	Section 3.1(b)
Senior Executive Cap	Section 3.4(a)
Surviving Corporation	Section 2.2(a)
Surviving Corporation By-laws	Section 2.3
Surviving Corporation Certificate	Section 2.3

ARTICLE II

THE MERGER

      SECTION 2.1 The Merger Sub. Prior to the Effective Time, FNF shall elect the boards of directors and officers of the Merger Sub and cause the Merger Sub to take such other actions as are necessary or required for the purposes of effecting the transactions contemplated by this Agreement.

      SECTION 2.2 The Merger.

      (a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the GCL, ANFI shall be merged with and into Merger Sub at the Effective Time (the “Merger”). At the Effective Time, (i) the separate corporate existence of ANFI shall cease, and (ii) Merger Sub shall continue as the surviving corporation as a direct wholly-owned subsidiary of FNF (the “Surviving Corporation”).

      (b) Not later than the second Business Day after satisfaction or, to the extent permitted hereby, waiver of the conditions set forth in Article IX (other than conditions that by their nature are to be satisfied at the Closing, but subject to those conditions), ANFI and the Merger Sub will file an agreement of merger (the “Agreement of Merger”) with the Secretary of State of the State of California and make all other filings or recordings required by the GCL in connection with the Merger. The Merger shall become effective upon the filing of the Agreement of Merger with the Secretary of State of the State of California in accordance with the GCL or at such later time which the parties hereto shall have agreed upon and designated in such Agreement of Merger as the effective time of the Merger (the “Effective Time”).

      (c) From and after the Effective Time, the Merger shall have the effects set forth in the GCL.

      (d) The closing of the Merger (the “Closing”) shall be held at the offices of Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Newport Beach, California (or such other place as agreed by the parties) at 9:00 a.m. California time on a date to be specified by the parties, which shall be no later than the second Business Day after satisfaction or, to the extent permitted hereby, waiver of the conditions set forth in Article IX (other than conditions that by their nature are to be satisfied at the Closing, but subject to those conditions), unless the parties hereto agree to another date or time.

      SECTION 2.3 Articles of Incorporation and By-laws of the Surviving Corporation. The articles of incorporation of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law (as so amended, the “Surviving Corporation Certificate”). The by-laws of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law (as so amended, the “Surviving Corporation By-laws”).

      SECTION 2.4 Board of Directors of the Surviving Corporation. Prior to the Effective Time, FNF shall cause the Merger Sub to adopt resolutions to constitute the Board of Directors of the Merger Sub and committees thereof from and after the Effective Time. From and after the Effective Time, the members of the Board of Directors, the committees of the Board of Directors and the composition of such committees shall be as set forth on or designated in accordance with the Surviving Corporation Certificate, the Surviving Corporation By-laws and such resolutions until the earlier of the resignation or removal of any individual set forth on or designated in accordance with the Surviving Corporation Certificate, the Surviving Corporation By-laws and such resolutions or until their respective successors are duly elected and qualified, as the case may be, or until as otherwise provided in the Surviving Corporation Certificate, the Surviving Corporation By-laws and such resolutions.

ARTICLE III

CONVERSION OF SECURITIES AND RELATED MATTERS

      SECTION 3.1 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger:

(a) Each ANFI Common Share held by ANFI as treasury stock or owned by FNF or any of its Subsidiaries immediately prior to the Effective Time shall be cancelled, and no payment shall be made in respect thereof.

(b) Subject to Section 3.5 hereof, each Merger Share shall be cancelled and, at the Effective Time, shall be converted into the right to receive consideration (the “Merger Consideration”) consisting of 0.4540 FNF Common Share and any payment for fractional shares as provided in Section 3.2 hereof.

      SECTION 3.2 Fractional Shares; Adjustments.

      (a) No certificate or scrip representing fractional FNF Common Shares shall be issued upon the surrender for exchange of ANFI Common Stock, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of FNF. Notwithstanding any other provision of this Agreement, each holder of ANFI Common Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a FNF Common Share (after taking into account all ANFI Common Shares delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a FNF Common Share multiplied by the FNF Common Share Closing Price, which the Board of Directors of FNF has determined to be the fair value of such shares.

      (b) If at any time during the period between December 13, 2002 and the Effective Time, any change in the outstanding shares of capital stock of FNF or ANFI, as applicable, or securities convertible or exchangeable into capital stock of FNF or ANFI, as applicable, shall occur by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock or cash dividend or distribution thereon (other than regular quarterly cash dividends) or a record date with respect to any of the foregoing shall occur during such period, the number of FNF Common Shares constituting the Merger Consideration shall be appropriately adjusted to provide to the holders of the FNF Common Shares and the ANFI Common Shares the same economic effect as contemplated by this Agreement prior to the consummation of such event. By way of example, if FNF declares a ten percent (10%) stock dividend, the Merger Consideration shall be adjusted to equal 0.4994 FNF Common Shares for each Merger Share (rather than 0.4540 FNF Common Shares for each Merger Share) together with any payment of cash for fractional shares.

      SECTION 3.3 Exchange of Certificates.

      (a) Exchange Agent. Promptly after the date hereof, FNF shall appoint a commercial bank or trust company reasonably acceptable to ANFI as an exchange agent (the “Exchange Agent”) for the benefit of holders of ANFI Common Shares. At or immediately prior to the Effective Time, FNF shall deposit with the Exchange Agent, for exchange in accordance with this Section, through the Exchange Agent, (i) certificates evidencing the total number of FNF Common Shares to be issued in the Merger, and (ii) cash in the amount necessary to pay amounts due pursuant to Section 3.2(a) and Section 3.5 (such certificates for FNF Common Shares and such cash being hereinafter referred to as the “Exchange Fund”). The Exchange Agent shall, pursuant to irrevocable instructions in accordance with this Article III, deliver the FNF Common Shares and cash contemplated to be issued pursuant to this Article III out of the Exchange Fund. Except as contemplated by Section 3.3(e), Section 3.3(f) or Section 3.3(g) hereof, the Exchange Fund shall not be used for any other purpose.

      (b) Exchange Procedures. As promptly as practicable after the Effective Time, FNF shall send, or will cause the Exchange Agent to send, to each holder of record of ANFI Common Shares that were converted into the right to receive FNF Common Shares and cash in lieu of fractional shares pursuant this Article III, a letter of transmittal and instructions (which shall be in customary form and specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the ANFI Common Shares to the Exchange Agent), for use in the exchange contemplated by this Section. Upon surrender of a certificate representing

ANFI Common Shares to the Exchange Agent (a “Certificate”), together with a duly executed letter of transmittal, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole FNF Common Shares and cash which such holder has the right to receive pursuant to the provisions of this Article III (after giving effect to any required withholding tax). Until surrendered as contemplated by this Section, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration and unpaid dividends and distributions thereon, if any, as provided in this Article III. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the Certificate is registered, it shall be a condition to such payment that the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by FNF, the posting by such Person of a bond, in such reasonable amount as FNF may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver, in exchange for such lost, stolen or destroyed Certificate, the proper amount of the Merger Consideration, together with any unpaid dividends and distributions on any such FNF Common Shares, as contemplated by this Article III.

      (c) Distributions with Respect to Unexchanged Shares. Whenever a dividend or other distribution is declared by FNF in respect of the FNF Common Shares, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all FNF Common Shares issuable pursuant to this Agreement. No dividends or other distributions declared or made after the Effective Time with respect to FNF Common Shares constituting part of the Merger Consideration shall be paid to the holder of any unsurrendered Certificate, and no cash payment in lieu of fractional shares shall be paid to any such holder, until such Certificate is surrendered as provided in this Section. Following such surrender, there shall be paid, without interest, to the Person in whose name the FNF Common Shares have been registered (i) at the time of such surrender, the amount of dividends or other distributions with a record date at or after the Effective Time previously paid or payable on the date of such surrender with respect to such whole FNF Common Shares, less the amount of any withholding taxes that may be required thereon, and (ii) at the appropriate payment date subsequent to surrender, the amount of dividends or other distributions with a record date at or after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole FNF Common Shares, less the amount of any withholding taxes which may be required thereon.

      (d) No Further Ownership Rights in ANFI Common Shares. As of the Effective Time, all ANFI Common Shares outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and each holder of a Certificate representing any such ANFI Common Shares shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Certificate, the Merger Consideration. As of the Effective Time, the stock transfer books of ANFI shall be closed and there shall be no further registration of transfers on ANFI’s stock transfer books of ANFI Common Shares outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates (other than the Certificate for the ANFI Common Stock described in Section 3.1(c)) are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section.

      (e) Return of Merger Consideration. Upon demand by FNF, the Exchange Agent shall deliver to FNF any portion of the Merger Consideration deposited with the Exchange Agent pursuant to this Section that remains undistributed to holders of ANFI Common Shares one year after the Effective Time. Holders of Certificates who have not complied with this Section prior to such demand shall thereafter look only to FNF for payment of any claim to the Merger Consideration and dividends or distributions, if any, in respect thereof.

      (f) No Liability. Neither FNF nor the Exchange Agent shall be liable to any Person in respect of any ANFI Common Shares (or dividends or distributions with respect thereto) for any amounts paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

      (g) Withholding Rights. FNF shall be entitled to deduct and withhold from the Merger Consideration (and any dividends or distributions thereon) otherwise payable hereunder to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign income tax law. To the extent that FNF so withholds those amounts, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of ANFI Common Shares in respect of which such deduction and withholding was made by FNF.

      SECTION 3.4 ANFI Stock Options and Warrants.

      (a) At the Effective Time, each option to purchase ANFI Common Shares (each, a “ANFI Option”) outstanding under any stock option or compensation plan or arrangement of ANFI, whether or not vested or exercisable, shall be assumed by FNF and shall retain its respective right to convert into a FNF Option, and shall cease to represent a right to acquire ANFI Common Shares and shall be automatically converted into an option (each, a “FNF Option”) to acquire, on the same terms and conditions as were applicable under such ANFI Option, that number of FNF Common Shares determined by multiplying the number of ANFI Common Shares subject to such ANFI Option by 0.4540, subject to any adjustment as required in Section 3.2(b) of this Agreement, with any fractional shares of FNF Common Shares resulting from such calculation being rounded down to the nearest whole share, at a price per share (rounded up to the nearest whole cent) equal to (x) the aggregate exercise price for the ANFI Common Shares covered by such ANFI Option divided by (y) the number of full FNF Common Shares covered by such FNF Option in accordance with the foregoing. Notwithstanding anything to the contrary in this Section 3.4, in no event shall FNF be required to assume ANFI Options held by each ANFI Senior Executive that would be exercisable, in the aggregate for each such ANFI Senior Executive, into more than 50,000 shares of FNF Common Shares upon the conversion set forth in this Section 3.4 (the “Senior Executive Cap”). FNF and ANFI shall cooperate in good faith with one another to determine which ANFI Options shall be assumed within the Senior Executive Cap (including without limitation based on compliance with the terms of the plans under which such options are granted and to minimize acceleration of such options).

      (b) At the Effective Time, each outstanding warrant to purchase ANFI Common Shares (each, an “ANFI Warrant”), whether or not vested or exercisable, shall cease to represent a right to acquire ANFI Common Shares and shall be converted into a warrant (each, a “FNF Warrant”) to acquire, on the same terms and conditions as were applicable under such ANFI Warrant, that number of FNF Common Shares determined by multiplying the number of ANFI Common Shares subject to such ANFI Warrant by the Exchange Ratio, with any fractional shares of FNF Common Shares resulting from such calculation being rounded down to the nearest whole share, at a price per share (rounded up to the nearest whole cent) equal to (x) the aggregate exercise price for the ANFI Common Shares covered by such ANFI Warrant divided by (y) the number of full FNF Common Shares covered by such FNF Warrant in accordance with the foregoing.

      (c) [intentionally left blank]

      (d) At the Effective Time all ANFI employees will be eligible to become participants in the FNF ESPP with credit for time of service with ANFI and credit for time of participation in the ANFI Employee Stock Purchase Plan adopted September 29, 1999 by the Board of Directors of ANFI (the “ANFI ESPP”) for all purposes including eligibility to participate in the FNF ESPP and to receive matching contributions pursuant to the FNF ESPP. At the Effective Time, all ANFI employees who are then participants in the ANFI ESPP shall automatically become participants in the FNF ESPP, and the ANFI ESPP will be terminated in accordance with its provisions.

      (e) Prior to the Effective Time, FNF and ANFI shall take all actions (including, if appropriate, amending the terms of ANFI’s stock option plans and other compensation plans or arrangements of FNF and/or ANFI) that are necessary to give effect to the transactions contemplated by Sections 3.4(a) through (d).

      (f) At or prior to the Effective Time, FNF shall take all corporate action necessary to reserve for issuance a sufficient number of FNF Common Shares for delivery upon exercise of the FNF Options. At the Effective Time, FNF shall file a registration statement on Form S-8 (or any successor form), with respect to the FNF Common Shares subject to such FNF Options and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement(s), maintain the current status of the prospectus(es) contained therein and comply with all applicable state securities or “blue sky” laws for so long as such FNF Options remain outstanding.

      SECTION 3.5 Shares of Dissenting Shareholders.

      (a) Notwithstanding anything in this Agreement to the contrary, although the parties do not believe that any of the ANFI Common Shares qualify as “dissenting shares” under Chapter 13 of the GCL (relating to dissenters’ rights), if Chapter 13 of the GCL is for some reason applicable, any ANFI Common Shares that are dissenting shares as defined in Chapter 13 of the GCL (the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration. Shareholders of the Dissenting Shares shall be entitled to receive the amounts determined in accordance with the provisions of the GCL. If, after the Effective Time, any such holder effectively withdraws the demand for appraisal or fails to preserve such right to appraisal, in either case pursuant to the GCL, such Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive, without any interest thereon, the Merger Consideration as to such shares.

      (b) Any payments relating to Dissenting Shares shall be made solely by the Surviving Corporation, and ANFI shall not make any payment with respect to, or settle or offer to settle with, the holders of Dissenting Shares without the prior consent of FNF. ANFI shall give FNF prompt notice of any demands received by ANFI for the payment of fair value for Dissenting Shares, and FNF shall have the right to direct all negotiations and proceedings with respect to Dissenting Shares.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF ANFI

      Except as disclosed in (i) the ANFI Disclosure Schedule attached hereto or (ii) the ANFI SEC Documents filed prior to the date hereof, ANFI represents and warrants to FNF that:

      SECTION 4.1 Corporate Existence and Power. ANFI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and has all corporate powers required to carry on its business as now conducted. ANFI is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have an ANFI Material Adverse Effect. ANFI has heretofore made available to FNF true and complete copies of ANFI’s articles of incorporation and by-laws as currently in effect.

      SECTION 4.2 Corporate Authorization. The execution, delivery and performance by ANFI of this Agreement and the consummation by ANFI of the transactions contemplated hereby are within ANFI’s corporate powers and, except for the ANFI Shareholder Approval, have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of FNF, this Agreement constitutes a valid and binding agreement of ANFI, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting creditors’ rights and remedies and to general principles of equity.

      SECTION 4.3     Governmental Authorization. The execution, delivery and performance by ANFI of this Agreement and the consummation by ANFI of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity other than (a) the filing of the Agreement of Merger in accordance with the GCL; (b) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or decrees thereunder applicable to ANFI; (c) compliance with any applicable requirements of the Securities Act and the Exchange Act; (d) such as may be required under any applicable state securities or “blue sky” laws; (e) filings listed on Section 4.3(e) of the ANFI Disclosure Schedule; (f) compliance with any applicable Environmental Laws or state environmental property transfer laws; and (g) such other consents, approvals, actions, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not, individually or in the aggregate, (x) be reasonably likely to have an ANFI Material Adverse Effect, or (y) prevent or materially impair the ability of ANFI to consummate the transactions contemplated by this Agreement.

      SECTION 4.4     Non-Contravention. Except as set forth on Section 4.4 of the ANFI Disclosure Schedule, the execution, delivery and performance by ANFI of this Agreement and the consummation by ANFI of the transactions contemplated hereby do not and will not (a) contravene or conflict with ANFI’s articles of incorporation or by-laws, (b) assuming compliance with the matters referred to in Section 4.3, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to ANFI or any of its Subsidiaries, (c) constitute a breach or default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of ANFI or any of its Subsidiaries or to a loss of any benefit or status to which ANFI or any of its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon ANFI or any of its Subsidiaries or any license, franchise, permit or other similar authorization held by ANFI or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien on any asset of ANFI or any of its Subsidiaries other than, in the case of each of (b), (c) and (d), any such items that would not, individually or in the aggregate (x) be reasonably likely to have an ANFI Material Adverse Effect or (y) prevent or materially impair the ability of ANFI to consummate the transactions contemplated by this Agreement.

      SECTION 4.5     Capitalization.

      (a) The authorized capital stock of ANFI consists of 50,000,000 ANFI Common Shares and no shares of preferred stock. As of December 31, 2002, there were outstanding (i) 9,549,919 ANFI Common Shares, (ii) stock options (or binding obligations to issue stock options) to purchase an aggregate of up to 2,989,456 ANFI Common Shares, (iii) warrants (or binding obligations to issue warrants) to purchase an aggregate of up to 42,969 ANFI Common Shares (of which warrants to purchase an aggregate of 42,969 ANFI Common Shares were currently exercisable), and (iv) rights to purchase ANFI Common Shares pursuant to the ANFI ESPP. All outstanding shares of capital stock of ANFI have been duly authorized and validly issued and are fully paid and nonassessable.

      (b) As of the date hereof, except (i) as set forth in this Section, (ii) for issuances of options pursuant to the ANFI Employee Plans in the ordinary course of business which were approved unanimously by the Board of Directors of ANFI and which have been heretofore disclosed to FNF, (iii) for issuances of ANFI Common Shares since January 9, 2003 pursuant to the ANFI ESPP in accordance with its present terms, (iii) for changes since January 9, 2003 resulting from the exercise of stock options, and (iv) for the rights of directors and employees of ANFI and its Subsidiaries pursuant to ANFI Employee Plans as in effect on the date hereof, there are no outstanding (x) shares of capital stock or other voting securities of ANFI, (y) securities of ANFI convertible into or exchangeable for shares of capital stock or voting securities of ANFI, and (z) options or other rights to acquire from ANFI, and there is no obligation of ANFI to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of ANFI (the items in clauses (x), (y) and (z) being referred to collectively as the “ANFI Securities”). There are no outstanding obligations of ANFI or any of its Subsidiaries to repurchase, redeem or otherwise acquire any ANFI Securities. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, shall result in the acceleration of vesting of any ANFI Option or otherwise result in any change to the terms of any ANFI Option other than the conversion set forth in Section 3.4.

      SECTION 4.6     Subsidiaries.

      (a) Each Subsidiary of ANFI is a corporation duly incorporated or an entity duly organized, and is validly existing and in good standing, under the laws of its jurisdiction of incorporation or organization, has all powers and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, in each case with such exceptions as, individually or in the aggregate, would not be reasonably likely to have an ANFI Material Adverse Effect.

      (b) All of the outstanding shares of capital stock of, or other ownership interest in, each Subsidiary of ANFI has been validly issued and is fully paid and nonassessable. All of the outstanding capital stock of, or other ownership interest, which is owned, directly or indirectly, by ANFI in, each of its Subsidiaries is owned free and clear of any Lien and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) with such exceptions as, individually or in the aggregate, would not be reasonably likely to have an ANFI Material Adverse Effect. There are no outstanding (i) securities of ANFI or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or ownership interests in any of its Subsidiaries, (ii) options, warrants or other rights to acquire from ANFI or any of its Subsidiaries, and no other obligation of ANFI or any of its Subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock, voting securities or ownership interests in, any of its Subsidiaries or (iii) obligations of ANFI or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding securities of any of its Subsidiaries or any capital stock of, or other ownership interests in, any of its Subsidiaries.

      SECTION 4.7     The ANFI SEC Documents.

      (a) ANFI has made available to FNF the ANFI SEC Documents. ANFI has filed all reports, filings, registration statements and other documents required to be filed by it with the SEC since December 31, 2000. No Subsidiary of ANFI is required to file any form, report, registration statement or prospectus or other document with the SEC.

      (b) As of its filing date, each ANFI SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, as the case may be.

      (c) No ANFI SEC Document filed pursuant to the Exchange Act contained, as of its filing date or mailing date, as applicable, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No ANFI SEC Document filed pursuant to the Securities Act, as amended or supplemented, if applicable, contained, as of the date such document or amendment became effective, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 4.8     Financial Statements. The consolidated financial statements included in the ANFI 10-K and the ANFI 10-Qs (the “ANFI GAAP Financial Statements”) fairly present in all material respects, in conformity with generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be indicated in the notes thereto and except that the unaudited interim financial statements may lack footnotes), the consolidated financial position of ANFI and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

      SECTION 4.9     No Material Undisclosed Liabilities. As of the date hereof and except as set forth in Section 4.9 of the ANFI Disclosure Schedule, there are no liabilities of ANFI or of any Subsidiary of ANFI of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, in each case, that are required by GAAP to be set forth on a consolidated balance sheet of ANFI, other than:

(i) liabilities or obligations disclosed or provided for in the ANFI GAAP Financial Statements or disclosed in the notes thereto; and

(ii) liabilities or obligations incurred or arising in the ordinary course of business after the date of the ANFI balance sheet included in the ANFI 10-Q relating to the quarter ended September 30, 2002 or arising under this Agreement or incurred in connection with the transactions contemplated hereby; and

(iii) other liabilities or obligations, which, individually or in the aggregate, would not be reasonably likely to have an ANFI Material Adverse Effect.

      SECTION 4.10     Information to Be Supplied.

      (a) The information to be supplied in writing by ANFI expressly for inclusion or incorporation by reference in the Proxy Statement/ Prospectus will (i) in the case of the Registration Statement, at the time it becomes effective, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) in the case of the remainder of the Proxy Statement/ Prospectus, at the time of the mailing thereof and at the time of the ANFI Shareholders Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/ Prospectus will comply (with respect to information relating to ANFI) as to form in all material respects with the provisions of the Securities Act and the Exchange Act.

      (b) Notwithstanding the foregoing, ANFI makes no representation or warranty with respect to any statements made or incorporated by reference in the Proxy Statement/ Prospectus based on information supplied in writing by FNF expressly for use therein.

      SECTION 4.11     Absence of Certain Changes. Since December 31, 2001, except as disclosed in the ANFI SEC Documents, disclosed on Section 4.11 of the ANFI Disclosure Schedule, or as contemplated by this Agreement, ANFI and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been:

(a) any action, event, occurrence, development, change in method of doing business, or state of circumstances or facts that, individually or in the aggregate, has had or would be reasonably likely to have an ANFI Material Adverse Effect;

(b) any declaration, setting aside or payment of any dividend or other distribution with respect to any ANFI Common Shares (other than regular quarterly cash dividends) or any repurchase, redemption or other acquisition by ANFI or any of its Subsidiaries of any outstanding shares of capital stock or other securities of, or other ownership interests in, ANFI or any of its Subsidiaries (other than any repurchases of ANFI Common Shares made prior to the date hereof pursuant to ANFI’s publicly announced stock repurchase programs);

(c) any transaction or commitment made by, or any contract, agreement or settlement entered into by, or any judgment, order or decree to which ANFI or any of its Subsidiaries is a party which relates to its assets or business (including without limitation the acquisition or disposition of any assets) or any relinquishment by ANFI or any of its Subsidiaries of any contract or other right, in either case, material to ANFI and its Subsidiaries taken as a whole, other than transactions, commitments, contracts, agreements or settlements (including, without limitation, settlements of litigation and tax proceedings) in the ordinary course of business consistent with past practice, contemplated by this Agreement, or agreed to in writing by FNF; or

(d) any change by ANFI in accounting principles or methods (other than as required by GAAP or Regulation S-X of the Exchange Act).

      SECTION 4.12     Transactions with Affiliates. Except as disclosed in the ANFI Proxy Statement and except as contemplated hereby (including the ANFI Disclosure Schedule), none of ANFI nor any of its Affiliates is an officer, director, employee, consultant, distributor, supplier or vendor of, or is party to any contract with, ANFI or any of its Subsidiaries that would be required to be disclosed in a proxy statement filed by ANFI pursuant to the Exchange Act.

      SECTION 4.13     Litigation. Except as disclosed in Section 4.13 of the ANFI Disclosure Schedule, there is no action, suit, investigation, arbitration or proceeding pending against, or to the Knowledge of ANFI threatened against, ANFI or any of its Subsidiaries or any of their respective assets or properties before any arbitrator or Governmental Entity that, individually or in the aggregate, would be reasonably likely to result in liability to ANFI or such Subsidiaries in excess of $100,000.

      SECTION 4.14     Taxes. (a) All material tax returns, statements, reports and forms (collectively, the “ANFI Returns”) required to be filed with any taxing authority by, or with respect to, ANFI and its Subsidiaries were filed on a timely basis and were true, complete and correct except to the extent that the failure to file or be true, complete and correct would not, individually or in the aggregate, have an ANFI Material Adverse Effect; (b) ANFI and its Subsidiaries have timely paid all material taxes (which for purposes of this Section 4.14 shall include interest, penalties and additions to tax with respect thereto) shown as due and payable on the ANFI Returns (other than taxes which are being contested in good faith and for which adequate reserves are reflected on the ANFI Balance Sheet) except to the extent that the failure to pay would not, individually or in the aggregate, have an ANFI Material Adverse Effect; (c) ANFI and its Subsidiaries have made provision for all material taxes payable by them for which no ANFI Return has yet been filed except for inadequately reserved taxes that would not, individually or in the aggregate, have an ANFI Material Adverse Effect; (d) no taxing authority has asserted or initiated (or, to the Knowledge of ANFI, threatened to assert or initiate) in writing any action, suit, proceeding or claim against ANFI or any of its Subsidiaries that, individually or in the aggregate, would have an ANFI Material Adverse Effect; (e) there is no application pending for approval of a change in accounting methods; (f) except as set forth in Section 4.14 of the ANFI Disclosure Schedule or for any year for which the applicable statute of limitations has expired, neither ANFI nor any of its Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group other than one of which ANFI was the common parent; (g) except as set forth in Section 4.14 of the ANFI Disclosure Schedule or for any year for which the applicable statute of limitations has expired, neither ANFI nor any of its Subsidiaries is obligated by any contract, agreement or other arrangement to indemnify any other person with respect to taxes or to compensate any third party for any tax payment or tax liability under a tax sharing or similar agreement; and (h) neither ANFI nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any contract, agreement or other arrangement that under any circumstances could obligate it to make any payments that will not be deductible under Code Section 280G or 162(M).

      SECTION 4.15     Employees and Employee Benefits.

      (a) ANFI has made available to FNF each material “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), each material employment, severance or similar contract, plan, arrangement or policy and each other material plan or arrangement providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation or insurance coverage (including any self-insured arrangements and, if applicable, related trust agreements), all amendments thereto and the most recent written summary descriptions thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with any such plan, which is maintained, administered or contributed to by ANFI or any of its Subsidiaries and covers any employee or former employee of ANFI or any of its Subsidiaries. Such plans are referred to collectively herein as the “ANFI Employee Plans.”

      (b) Each ANFI Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the Internal Revenue Service stating that it is so qualified and, to the Knowledge of ANFI, nothing has occurred since the date of such letter that would cause it to be revoked, whether prospectively or retroactively. ANFI will make available upon request to FNF copies of the most recent Internal Revenue Service determination letters with respect to each such ANFI Employee Plan. Each ANFI Employee Plan has been administered in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such ANFI Employee Plan except as would not be reasonably likely to have an ANFI Material Adverse Effect.

      (c) Except as described on Section 4.15(c) of the ANFI Disclosure Schedule and, to the Knowledge of ANFI, the execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any ANFI Employee Plan, employment or severance agreement to which ANFI or any of its Subsidiaries is a party, trust or loan that will or may result in any material payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee, executive or director of ANFI or any of its Subsidiaries.

      (d) Except as set forth on Section 4.15(a) of the ANFI Disclosure Schedule and, to the Knowledge of ANFI, neither ANFI nor any of its Subsidiaries maintains or contributes to any ANFI Employee Plan which provides, or has any liability to provide, life insurance, medical or other welfare benefits to any employee(s) upon their retirement or termination of employment, except as required by Section 601 of ERISA and Section 4980B of the Code.

      (e) To the Knowledge of ANFI, there has been no amendment to, written interpretation or announcement (whether or not written) relating to any ANFI Employee Plan which would increase materially the expense of maintaining such ANFI Employee Plans in the aggregate above the level of the expense incurred in respect thereof for the fiscal year ended December 31, 2001.

      (f) To the Knowledge of ANFI, ANFI and each of its Subsidiaries is in compliance with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment, wages, hours and withholding except as would not be reasonably likely to have an ANFI Material Adverse Effect.

      SECTION 4.16     Compliance with Laws. ANFI and its Subsidiaries have all licenses, permits and qualifications necessary to conduct their businesses and own their properties in each jurisdiction in which ANFI or its Subsidiaries currently do business or own property, or in which such license, permit or qualification is otherwise required, except where the failure to have such licenses, permits and qualifications would not have an ANFI Material Adverse Effect. ANFI and its Subsidiaries have complied in all material respects with all laws, regulations and orders applicable to their businesses and the present use by ANFI and its Subsidiaries of their respective properties, and the business conducted by ANFI and its Subsidiaries, does not violate in any material respect any such laws, regulations or orders, and ANFI and its Subsidiaries have timely filed all reports and returns required by law, rule, regulation or policy of any regulatory authority and all such returns and reports are true and correct in all material respects, and there are no material deficiencies with respect to such filings or submissions, except where the failure to so comply would not have an ANFI Material Adverse Effect.

      SECTION 4.17     Directors’ and Officers’ Insurance Policies. Section 4.17 of the ANFI Disclosure Schedule describes ANFI’s directors’ and officers’ insurance policies as in effect on the date hereof. ANFI has not received any notice of cancellation or termination of such directors’ and officers’ insurance policy and such insurance policy is valid and enforceable.

SECTION 4.18	Environmental Matters.

      (a) With such exceptions as, individually or in the aggregate, would not be reasonably likely to have an ANFI Material Adverse Effect, (i) no written notice, notification, demand, request for information, citation, summons, complaint or order has been received or made by, and no investigation, action, claim, suit, proceeding or review is pending or, the Knowledge of ANFI, threatened by any Person against, ANFI or any of its Subsidiaries, with respect to any applicable Environmental Law, (ii) ANFI and its Subsidiaries are and have been in compliance in all material respects with all applicable Environmental Laws and (iii) there are no liabilities or obligations of ANFI or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, direct or indirect, determined, determinable or otherwise, arising under or relating to any Environmental Law (including, without limitation, liabilities or obligations relating to divested properties or businesses or predecessor entities), and there are no facts, conditions, situations or set of circumstances that have resulted or could reasonably be expected to result in or be the basis for any such liabilities or obligations which would have an ANFI Material Adverse Effect.

      (b) For purposes of this Agreement, the term “Environmental Laws” means any international, national, provincial, regional, federal, state, local, municipal and foreign statutes, laws (including, without limitation, common law), judicial decisions, decrees, regulations, ordinances, rules, judgments, orders, codes, injunctions, permits or governmental agreements or other requirements relating to human health and safety, to the environment, including, without limitation, natural resources, or to pollutants, contaminants, wastes, or chemicals, petroleum products, by-products or additives, asbestos, asbestos-containing material, polychlorinated biphenyls, radioactive material, hazardous substances or wastes, or any other substance (including any product) regulated as harmful or potentially harmful to human health or the environment.

SECTION 4.19	Finders’ Fees; Opinion of Financial Advisor.

      (a) Except as set forth on Section 4.19 of the ANFI Disclosure Schedule, there is no investment banker, broker, finder or other intermediary who might be entitled to any fee or commission from ANFI, the Surviving Corporation or any of their respective Affiliates in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of ANFI. Prior to the date hereof, ANFI has provided to FNF true and correct information regarding fees set forth on Section 4.19 of the ANFI Disclosure Schedule.

      (b) ANFI has received the opinion, dated January 9, 2003, of Houlihan, Lokey, Howard & Zukin to the effect that, as of such date and subject to the exceptions stated therein, the Merger Consideration was fair from a financial point of view to the holders of ANFI Common Shares (other than FNF and its Affiliates), a copy of which opinion has been made available to FNF.

SECTION 4.20	Required Vote; Board Approval.

      (a) The only vote of the holders of any class or series of capital stock of ANFI required by law, rule or regulation to approve this Agreement, the Merger and/or any of the other transactions contemplated hereby is the affirmative vote (the “ANFI Shareholder Approval”) of the holders of a majority of the outstanding ANFI Common Shares in favor of the adoption and approval of this Agreement and the Merger.

      (b) ANFI’s Board of Directors has (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of ANFI and its shareholders, (b) approved this Agreement and the transactions contemplated hereby and (c) resolved (subject to Section 6.2) to recommend to such shareholders that they vote in favor of adopting and approving this Agreement and the Merger in accordance with the terms hereof.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF FNF AND MERGER SUB

      Except as disclosed in (i) the FNF Disclosure Schedule attached hereto or (ii) the FNF SEC Documents filed prior to the date hereof, FNF and Merger Sub jointly and severally represent and warrant to ANFI that:

      SECTION 5.1 Corporate Existence and Power. Each of FNF and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the State of California, respectively, and has all corporate powers required to carry on its business as now conducted. Each of FNF and Merger Sub is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a FNF Material Adverse Effect. FNF has heretofore made available to ANFI true and complete copies of FNF’s certificate of incorporation and by-laws as currently in effect. Merger Sub has heretofore made available to ANFI true and complete copies of Merger Sub’s articles of incorporation and by-laws as currently in effect.

      SECTION 5.2 Corporate Authorization. The execution, delivery and performance by FNF and Merger Sub of this Agreement and the consummation by FNF and Merger Sub of the transactions contemplated hereby are within the respective corporate powers of FNF and Merger Sub and have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of ANFI, this Agreement constitutes a valid and binding agreement of FNF and Merger Sub, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting creditors’ rights and remedies and to general principles of equity.

      SECTION 5.3 Governmental Authorization. The execution, delivery and performance by FNF and Merger Sub of this Agreement, and the consummation by FNF and Merger Sub of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity other than (a) the filing of the Agreement of Merger in accordance with the GCL; (b) compliance with any applicable requirements of the HSR Act; (c) compliance with any applicable requirements of the Securities Act and the Exchange Act; (d) such as may be required under any applicable state securities or “blue sky” laws; (e) filings listed on Section 5.3(e) of the FNF Disclosure Schedule; (f) compliance with any applicable Environmental Laws or state environmental property transfer laws; and (g) such other consents, approvals, actions, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not, individually or in the aggregate, (i) be reasonably likely to have a FNF Material Adverse Effect, or (ii) prevent or materially impair the ability of FNF or Merger Sub to consummate the transactions contemplated by this Agreement.

      SECTION 5.4 Non-Contravention. Except as set forth on Section 5.4 of the FNF Disclosure Schedule, the execution, delivery and performance by FNF and Merger Sub of this Agreement and the consummation by FNF and Merger Sub of the transactions contemplated hereby do not and will not (a) contravene or conflict with the certificate of incorporation or by-laws of FNF, (b) contravene or conflict with the articles of incorporation or by-laws of Merger Sub, (c) assuming compliance with the matters referred to in Section 5.3, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to FNF, Merger Sub or any of FNF’s Subsidiaries, (d) constitute a breach or default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of FNF, Merger Sub or any of FNF’s Subsidiaries or to a loss of any benefit or status to which FNF, Merger Sub or any of its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon FNF, Merger Sub or any of FNF’s Subsidiaries or any license, franchise, permit or other similar authorization held by FNF, Merger Sub or any of FNF’s Subsidiaries, or (e) result in the creation or imposition of any Lien on any asset of FNF, Merger Sub or any of FNF’s Subsidiaries other than, in the case of each of (c), (d) and (e), any such items that would not, individually or in the aggregate, (x) be reasonably likely to have a FNF Material Adverse Effect or (y) prevent or materially impair the ability of FNF or Merger Sub to consummate the transactions contemplated by this Agreement.

SECTION 5.5	Capitalization of FNF and Merger Sub.

      (a) The authorized capital stock of FNF consists of 150,000,000 FNF Common Shares, and 3,000,000 shares of preferred stock, $0.0001 par value per share. As of January 7, 2003, there were outstanding (i) 97,218,929 FNF Common Shares, (ii) no shares of FNF preferred stock, (iii) no convertible debt securities convertible for FNF Common Shares, (iv) stock options to purchase an aggregate of 9,307,974 FNF Common Shares (of which options to purchase an aggregate of 7,175,151 FNF Common Shares were vested and exercisable), and (v) rights to purchase FNF Common Shares pursuant to the FNF Employee Stock Purchase Plan. All outstanding shares of capital stock of FNF have been duly authorized and validly issued and are fully paid and nonassessable.

      (b) As of the date hereof, except (i) as set forth in this Section, (ii) for changes since January 7, 2003 resulting from the grant of stock options under FNF Employee Plans in the ordinary course of business consistent with past practice and the exercise of stock options outstanding on such date and (iii) for issuances of FNF Common Shares since January 7, 2003 pursuant to FNF’s Employee Stock Purchase Plan in accordance with its present terms, there are no outstanding (x) shares of capital stock or other voting securities of FNF, (y) securities of FNF convertible into or exchangeable for shares of capital stock or voting securities of FNF, and (z) options or other rights to acquire from FNF, and no obligation of FNF to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of FNF (the items in clauses (x), (y) and (z) being referred to collectively as the “FNF Securities”). There are no outstanding obligations of FNF, Merger Sub or any of FNF’s Subsidiaries to repurchase, redeem or otherwise acquire any FNF Securities.

      (c) The FNF Common Shares to be issued as part of the Merger Consideration have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued, fully paid and nonassessable and free of any preemptive or other similar right.

      (d) The authorized capital stock of Merger Sub consists of 1000 shares of Merger Sub common stock, no par value per share. As of January 9, 2003, there were outstanding 100 shares of Merger Sub common stock. All outstanding shares of capital stock of Merger Sub have been duly authorized and validly issued and are fully paid and nonassessable.

SECTION 5.6	Subsidiaries.

      (a) Each Subsidiary of FNF is a corporation duly incorporated or an entity duly organized, and is validly existing and in good standing, under the laws of its jurisdiction of incorporation or organization, has all powers and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, in each case with such exceptions as, individually or in the aggregate, would not be reasonably likely to have a FNF Material Adverse Effect.

      (b) All of the outstanding shares of capital stock of, or other ownership interest in, each Subsidiary of FNF has been validly issued and is fully paid and nonassessable. All of the outstanding capital stock of, or other ownership interest, which is owned, directly or indirectly, by FNF in, each of its Subsidiaries is owned free and clear of any Lien and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) with such exceptions as, individually or in the aggregate, would not be reasonably likely to have a FNF Material Adverse Effect. There are no outstanding (i) securities of FNF, Merger Sub or any of FNF’s Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or ownership interests in any of FNF’s Subsidiaries, (ii) options, warrants or other rights to acquire from FNF, Merger Sub or any of FNF’s Subsidiaries, and no other obligation of FNF, Merger Sub or any of FNF’s Subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock, voting securities or ownership interests in, any of its Subsidiaries or (iii) obligations of FNF, Merger Sub or any of FNF’s Subsidiaries to repurchase, redeem or otherwise acquire any outstanding securities of any of its Subsidiaries or any capital stock of, or other ownership interests in, any of its Subsidiaries.

SECTION 5.7	FNF SEC Documents.

      (a) FNF has made available to ANFI the FNF SEC Documents. FNF has filed all reports, filings, registration statements and other documents required to be filed by it with the SEC since December 31, 2000. No Subsidiary of FNF is required to file any form, report, registration statement or prospectus or other document with the SEC.

      (b) As of its filing date, each FNF SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, as the case may be.

      (c) No FNF SEC Document filed pursuant to the Exchange Act contained, as of its filing date or mailing date, as applicable, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No FNF SEC Document filed pursuant to the Securities Act, as amended or supplemented, if applicable, contained, as of the date such document or amendment became effective, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 5.8 Financial Statements. The consolidated financial statements of FNF included in the FNF 10-K and FNF 10-Qs (the “FNF GAAP Financial Statements”) fairly present in all material respects, in conformity with GAAP (except as may be indicated in the notes thereto and except that the unaudited interim financial statements may lack footnotes), the consolidated financial position of FNF and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

      SECTION 5.9 No Material Undisclosed Liabilities. As of the date hereof and except as set forth in Section 5.9 of the FNF Disclosure Schedule, there are no liabilities of FNF, Merger Sub or of any Subsidiary of FNF of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, in each case, that are required by GAAP to be set forth on a consolidated balance sheet of FNF, other than:

(i) liabilities or obligations disclosed or provided for in the FNF GAAP Financial Statements or disclosed in the notes thereto;

(ii) liabilities or obligations incurred or arising in the ordinary course of business after the date of the FNF balance sheet included in the FNF 10-Q relating to the quarter ended September 30, 2002 or arising under this Agreement or incurred in connection with the transactions contemplated hereby; and

(iii) other liabilities or obligations, which, individually or in the aggregate, would not be reasonably likely to have a FNF Material Adverse Effect.

SECTION 5.10	Information to Be Supplied.

      (a) The information to be supplied in writing by FNF or Merger Sub expressly for inclusion or incorporation by reference in the Proxy Statement/ Prospectus will (i) in the case of the Registration Statement, at the time it becomes effective, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) in the case of the remainder of the Proxy Statement/ Prospectus, at the time of the mailing thereof and at the time of the ANFI Shareholders Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/ Prospectus will comply (with respect to information relating to FNF or Merger Sub) as to form in all material respects with the provisions of the Securities Act and the Exchange Act.

      (b) Notwithstanding the foregoing, FNF and Merger Sub make no representation or warranty with respect to any statements made or incorporated by reference in the Proxy Statement/ Prospectus based on information supplied in writing by ANFI expressly for use therein.

      SECTION 5.11 Absence of Certain Changes. Since December 31, 2001, except as disclosed in the FNF SEC Documents, disclosed on Section 5.11 of the FNF Disclosure Schedule, or as contemplated by this Agreement, FNF, Merger Sub and FNF’s Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been any action taken by FNF that, individually or in the aggregate, has had or would be reasonably likely to have a FNF Material Adverse Effect.

      SECTION 5.12 Transactions with Affiliates. Except as disclosed in the FNF Proxy Statement, none of FNF or any of its Affiliates is an officer, director, employee, consultant, distributor, supplier or vendor of, or is party to any contract with, FNF, Merger Sub or any of FNF’s Subsidiaries that would be required to be disclosed in a proxy statement filed by FNF pursuant to the Exchange Act.

      SECTION 5.13 Litigation. Except as disclosed in Section 5.13 of the FNF Disclosure Schedule or in the FNF SEC Documents, there is no action, suit, investigation, arbitration or proceeding pending against, or to the Knowledge of FNF or Merger Sub threatened against, FNF, Merger Sub or any of FNF’s Subsidiaries or any of their respective assets or properties before any arbitrator or Governmental Entity that, individually or in the aggregate, would be reasonably likely to result in a FNF Material Adverse Effect.

      SECTION 5.14 Compliance with Laws. FNF, Merger Sub and FNF’s Subsidiaries have all licenses, permits and qualifications necessary to conduct their businesses or own their properties in each jurisdiction in which FNF, Merger Sub or FNF’s Subsidiaries currently do business or own property, or in which such license, permit or qualification is otherwise required, except where the failure to have such licenses, permits and qualifications would not have a FNF Material Adverse Effect. Except as disclosed on Section 5.14 of the FNF Disclosure Schedule, FNF, Merger Sub and FNF’s Subsidiaries have complied in all material respects with all laws, regulations and orders applicable to their businesses and the present use by FNF, Merger Sub and FNF’s Subsidiaries of their respective properties, and the business conducted by FNF, Merger Sub and FNF’s Subsidiaries, does not violate in any material respect any such laws, regulations or orders, and FNF, Merger Sub and FNF’s Subsidiaries have timely filed all reports and returns required by law, rule, regulation or policy of any regulatory authority and all such returns and reports are true and correct in all material respects, and there are no material deficiencies with respect to such filings or submissions, except where the failure to so comply would not have a FNF Material Adverse Effect.

      SECTION 5.15 Finders’ Fees; Opinion of Financial Advisor. There is no investment banker, broker, finder or other intermediary who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of FNF or Merger Sub.

SECTION 5.16	Required Vote; Board Approval.

      (a) There is no vote of the holders of any class or series of capital stock of FNF required by law, rule or regulation to approve this Agreement, the Merger and/or any of the other transactions contemplated hereby; subject to the accuracy of the capitalization representation set forth in Section 4.5 and ANFI’s compliance with the covenant set forth in Section 6.1(d).

      (b) FNF’s Board of Directors has (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of FNF and its stockholders and (b) approved this Agreement and the transactions contemplated hereby.

      SECTION 5.17 Taxes. (a) All material tax returns, statements, reports and forms (collectively, the “FNF Returns”) required to be filed with any taxing authority by, or with respect to, FNF and its Subsidiaries were filed on a timely basis and were true, complete and correct except to the extent that the failure to file or be true, complete and correct would not, individually or in the aggregate, have a FNF Material Adverse Effect; (b) FNF and its Subsidiaries have timely paid all material taxes (which for purposes of this Section 5.17 shall include interest, penalties and additions to tax with respect thereto) shown as due and payable on the FNF Returns (other than taxes which are being contested in good faith and for which adequate reserves are reflected on the FNF Balance Sheet) except to the extent that the failure to pay would not, individually or in the aggregate, have a FNF Material Adverse Effect; (c) FNF and its Subsidiaries have made provision for all material taxes payable by them for which no FNF Return has yet been filed except for inadequately reserved taxes that would not, individually or in the aggregate, have a FNF Material Adverse Effect; (d) no taxing authority has asserted or initiated (or, to the Knowledge of FNF or Merger Sub, threatened to assert or initiate) in writing any action, suit, proceeding or claim against FNF or any of its Subsidiaries that, individually or in the aggregate, would have a FNF Material Adverse Effect; (e) there is no application pending for approval of a change in accounting methods; (f) except as set forth in Section 5.17 of the FNF Disclosure Schedule or for any year for which the applicable statute of limitations has expired, neither FNF nor any of its Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group other than one of which FNF was the common parent; and (g) except as set forth in Section 5.17 of the FNF Disclosure Schedule or for any year for which the applicable statute of limitations has expired, neither FNF nor any of its Subsidiaries is obligated by any contract, agreement or other arrangement to indemnify any other person with respect to taxes or to compensate any third party for any tax payment or tax liability under a tax sharing or similar agreement.

      SECTION 5.18 Employees and Employee Benefits.

      (a) Each of FNF and Merger Sub has made available to ANFI each material “employee benefit plan,” as defined in Section 3(3) of ERISA, each material employment, severance or similar contract, plan, arrangement or policy and each other material plan or arrangement providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation or insurance coverage (including any self-insured arrangements and, if applicable, related trust agreements), all amendments thereto and the most recent written summary descriptions thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with any such plan, which is maintained, administered or contributed to by FNF, Merger Sub or any of FNF’s Subsidiaries and covers any employee or former employee of FNF, Merger or any of FNF’s Subsidiaries. Such plans are referred to collectively herein as the “FNF Employee Plans.”

      (b) Each FNF Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the Internal Revenue Service stating that it is so qualified and, nothing has occurred since the date of such letter that would cause it to be revoked, whether prospectively or retroactively. FNF will make available upon request to ANFI copies of the most recent Internal Revenue Service determination letters with respect to each such FNF Employee Plan. Each FNF Employee Plan has been administered in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such FNF Employee Plan except as would not be reasonably likely to have a FNF Material Adverse Effect.

      (c) Except as described on Section 5.18(c) of the FNF Disclosure Schedule, the execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any FNF Employee Plan, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee, executive or director of FNF or any of its Subsidiaries which would have a FNF Material Adverse Effect.

      (d) Except as set forth on Section 5.18(a) of the FNF Disclosure Schedule, neither FNF nor any of its Subsidiaries maintains or contributes to any FNF Employee Plan which provides, or has any liability to provide, life insurance, medical or other welfare benefits to any employee(s) upon their retirement or termination of employment, except as required by Section 601 of ERISA and Section 4980B of the Code.

      (e) There has been no amendment to, written interpretation or announcement (whether or not written) relating to any FNF Employee Plan which would increase materially the expense of maintaining such FNF Employee Plans in the aggregate above the level of the expense incurred in respect thereof for the fiscal year ended December 31, 2001.

      (f) FNF and each of its Subsidiaries is in compliance with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment, wages, hours and withholding except as would not be reasonably likely to have a FNF Material Adverse Effect.

      SECTION 5.19 Environmental Matters.

      (a) With such exceptions as, individually or in the aggregate, would not be reasonably likely to have a FNF Material Adverse Effect, (i) no written notice, notification, demand, request for information, citation, summons, complaint or order has been received or made by, and no investigation, action, claim, suit, proceeding or review is pending or, the Knowledge of FNF, threatened by any Person against, FNF or any of its Subsidiaries, with respect to any applicable Environmental Law, (ii) FNF and its Subsidiaries are and have been in compliance in all material respects with all applicable Environmental Laws and (iii) there are no liabilities or obligations of FNF or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, direct or indirect, determined, determinable or otherwise, arising under or relating to any Environmental Law (including, without limitation, liabilities or obligations relating to divested properties or businesses or predecessor entities), and there are no facts, conditions, situations or set of circumstances that have resulted or could reasonably be expected to result in or be the basis for any such liabilities or obligations which would have a FNF Material Adverse Effect.

      SECTION 5.20 Shareholder Consent. FNF’s vote as the sole shareholder of Merger Sub is the only vote required of any class or series of capital stock of Merger Sub required by law, rule, regulation to approve this Agreement, the Merger and/or any of the other transactions contemplated hereby.

      SECTION 5.21 Assets and Liabilities. Merger Sub is a newly-formed, wholly-owned subsidiary of FNF. FNF formed Merger Sub on January 8, 2003 solely to effect the Merger. Merger Sub has not conducted any business during any period of its existence and does not and will not as of the Closing have any assets or liabilities.

ARTICLE VI

COVENANTS OF ANFI

      ANFI agrees that:

      SECTION 6.1 ANFI Interim Operations. Except as set forth in the ANFI Disclosure Schedule or as otherwise expressly contemplated hereby, without the prior consent of FNF (which consent shall not be unreasonably withheld or delayed), from the date hereof until the Effective Time, ANFI shall, and shall cause each of its Subsidiaries to, conduct their business in all material respects in the ordinary course consistent with past practice and shall use commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect all material licenses, approvals and authorizations, including, without limitation, all material licenses and permits that are required by applicable Laws and Environmental Laws for ANFI or any of its Subsidiaries to carry on its business and (iii) preserve existing relationships with its key employees, its key agents, and its material customers, lenders, suppliers and others having material business relationships with it. Without limiting the generality of the foregoing, except as set forth in Section 6.1 of the ANFI Disclosure Schedule or as otherwise expressly contemplated by this Agreement, from the date hereof until the Effective Time, without the prior consent of FNF (which consent shall not be unreasonably withheld or delayed), ANFI shall not, nor shall it permit any of its Subsidiaries to:

(a) amend its articles of incorporation or by-laws;

(b) take any action that would prevent or materially impair the ability of ANFI to consummate the transactions contemplated by this Agreement, including actions that would be reasonably likely to prevent or materially impair the ability of ANFI, FNF or any of their Subsidiaries to obtain any consent, registration, approval, permit or authorization required to be obtained from any Governmental Entity prior to the Effective Time in connection with the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement;

(c) split, combine or reclassify any shares of capital stock of ANFI or any less-than-wholly-owned Subsidiary of ANFI or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or any securities of any of its Subsidiaries which are not wholly-owned, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its securities or any securities of any of its Subsidiaries which are not wholly-owned;

(d) (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of its capital stock of any class or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such capital stock or any such convertible securities, other than (A) the issuance of ANFI Common Shares upon the exercise of stock options, (B) pursuant to an ANFI Employee Plan in accordance with its present terms, (C) the issuance of stock options in the ordinary course of business pursuant to an ANFI Employee Plan in accordance with its present terms; provided, however, that ANFI shall not grant stock options which would result in the acceleration of any options not assumed by FNF and that the issuance of any such stock options is with the prior written consent of FNF, and (D) as permitted pursuant to Section 3.4(d); provided, further, that in no event shall the aggregate of any and all issuances pursuant to subsections (B), (C) or (D) be in excess of the lesser of 654,000 shares of capital stock of ANFI and/or securities convertible into or exercisable for capital stock of ANFI and such amount as would require FNF to obtain from its stockholders approval of this Agreement and the transactions contemplated hereby, pursuant to the rules and regulations promulgated by the NYSE, (ii) except as permitted in Section 3.4(e), amend in any material respect any material term of any outstanding security of ANFI or any of its Subsidiaries or (iii) consent, including consent by the applicable committee, to any transfer of an ANFI Option;

(e) other than in connection with transactions permitted by Section 6.1(f) and expenses incurred in connection with this transaction such as reasonable legal and accounting expenses, and investment banking expenses, not to exceed the amount disclosed in Section 4.19 of the ANFI Disclosure Schedule, incur any capital expenditures or any obligations or liabilities in respect thereof, except for those (i) contemplated by the capital expenditure budgets for ANFI and its Subsidiaries, (ii) incurred in the ordinary course of business of ANFI and its Subsidiaries, or (iii) not otherwise described in clauses (i) and/or (ii) which are not in excess of an aggregate of $100,000;

(f) except for acquisitions in the ordinary course of the investment activities of ANFI and its Subsidiaries consistent with past practice, acquire (whether pursuant to merger, stock or asset purchase or otherwise) in one transaction or series of related transactions any assets of or equity interests in any Person having a fair market value in excess of $100,000;

(g) sell, lease, encumber or otherwise dispose of any assets, other than (i) in the ordinary course of business consistent with past practice, (ii) equipment and property no longer used in the operation of ANFI’s business, and (iii) sales or other dispositions of assets related to discontinued operations of ANFI or any of its Subsidiaries;

(h) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of ANFI or any of its Subsidiaries or guarantee any debt securities of others or request any advances in respect of, or make any drawdowns on, any existing indebtedness which advance or drawdown exceeds $100,000 individually or $250,000 in the aggregate;

(i) amend, modify or terminate any material contract, agreement or arrangement of ANFI or any of its Subsidiaries or otherwise waive, release or assign any material rights, claims or benefits of ANFI or any of its Subsidiaries thereunder;

(j) (i) except as set forth in Section 7.1(c) hereof, in the ordinary course of business consistent with past practice, or as required by law or by an agreement existing on the date hereof, increase the amount of compensation of any director or executive officer or make any increase in or commitment to increase any employee benefits, (ii) except as required by law or by an agreement existing on the date hereof, adopt any severance program or grant any material severance or termination pay to any director, officer or employee of ANFI or any of its Subsidiaries, (iii) adopt or implement any employee retention program or other incentive arrangement not in existence on the date hereof, (iv) except as set forth in Section 7.1(c) hereof, adopt any additional employee benefit plan or, except in the ordinary course of business, make any material contribution to any existing plan (other than as required by law or such plan), or (v) except as may be required by law or pursuant to any agreement existing on the date hereof, amend in any material respect any ANFI Employee Plan;

(k) change ANFI’s (x) methods of accounting in effect at December 31, 2001, except as required by changes in GAAP or by Regulation S-X of the Exchange Act, as concurred in by its independent public accountants or (y) fiscal year;

(l) other than in the ordinary course of business consistent with past practice, make any tax election or enter into any settlement or compromise of any tax liability that in either case is material to the business of ANFI and its Subsidiaries, taken as a whole;

(m) pay, discharge, settle or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) other than (y) for an amount of $100,000 or less, or (z) ordinary course repayment of indebtedness or payment of contractual obligations when due;

(n) take any action that would cause any of its representations and warranties herein to become untrue in any material respect; and

(o) agree, resolve or otherwise commit to do any of the foregoing.

      SECTION 6.2 Shareholder Meeting. ANFI shall cause a meeting of its shareholders (the “ANFI Shareholders Meeting”) to be duly called and held for the purpose of obtaining the ANFI Shareholder Approval (including the payment of any severance payments subject to the application of Section 280G of the Code, if any) as soon as reasonably practicable after the Registration Statement is declared effective under the Securities Act. Except as provided in Section 6.3, (a) ANFI’s Board of Directors shall recommend approval and adoption by its shareholders of this Agreement (the “ANFI Recommendation”), and (b) ANFI shall use commercially reasonable efforts to solicit the ANFI Shareholder Approval. Without limiting the generality of the foregoing, ANFI agrees that its obligations under this Section shall not be affected by the commencement, public proposal, public disclosure or communication to ANFI of any Acquisition Proposal.

      SECTION 6.3 Acquisition Proposals; Board Recommendation.

      (a) ANFI agrees that it shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or knowingly permit any officer, director, employee, investment banker, attorney, accountant, agent or other advisor or representative of ANFI or any of its Subsidiaries, directly or indirectly, to (i) take any action to solicit, initiate or facilitate or encourage the submission of any Acquisition Proposal, (ii) engage in any negotiations regarding, or furnish to any Person any non-public information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or may be reasonably expected to lead to, any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of ANFI’s equity securities or (iv) other than in the manner contemplated by Section 6.3(d), enter into any agreement with respect to any Acquisition Proposal; provided, however, that ANFI may take any actions described in the foregoing clauses (i), (ii), (iii), or (iv) in respect of any Person who makes an Acquisition Proposal, but only if (x) the Board of Directors of ANFI by a majority vote determines in its good faith judgment that either (A) such Acquisition Proposal constitutes a Superior Proposal and provides written notice of termination of this Agreement in accordance with Section 6.3(d) and Section 10.1, or (B) such Acquisition Proposal could reasonably be expected to result in a Superior Proposal, and (y) prior to furnishing any non-public information to such Person, such Person shall have entered into a confidentiality agreement with ANFI agreeing to keep confidential any non-public information received.

      (b) Until this Agreement shall have been terminated pursuant to Section 6.3(d), neither ANFI’s Board of Directors nor any committee thereof shall recommend any Acquisition Proposal to ANFI’s shareholders. Notwithstanding the foregoing, nothing contained in this Section 6.3(b) or elsewhere in this Agreement shall prevent ANFI’s Board of Directors from complying with Rule 14e-2 under the Exchange Act with respect to any Acquisition Proposal or making any disclosure required by applicable law.

      (c) Promptly (but in no event later than 48 hours) after receipt by ANFI or any of its Subsidiaries (or any of their respective directors, officers, agents or advisors) of any Acquisition Proposal, any request for non-public information or for access to the properties, books or records of ANFI or any of its Subsidiaries or any request for a waiver or release under any standstill or similar agreement, by any Person that has made an Acquisition Proposal or indicates that it is considering making an Acquisition Proposal, ANFI shall notify FNF (x) that a Person may be considering making an Acquisition Proposal, and (y) of the identity of such Person and, if an Acquisition Proposal is made, of the material terms of such Acquisition Proposal. ANFI shall keep FNF reasonably informed of the status and material terms of any such Acquisition Proposal.

      (d) Upon notice and in accordance with the terms of Section 10.1, ANFI may terminate this Agreement at any time before the ANFI Shareholder Approval is obtained if (x) ANFI’s Board of Directors shall have authorized ANFI, subject to the terms and conditions of this Agreement, to enter into a binding agreement concerning a transaction that constitutes a Superior Proposal, (y) ANFI notifies FNF that it intends to enter into such agreement, specifying the material terms and conditions of such agreement, and (z) within seven Business Days of receiving the notice described in (y) above, FNF fails to propose and agree to enter into a modification of this Agreement such that the Board of Directors of ANFI determines by a majority vote in its good faith judgment that such Acquisition Proposal previously determined to constitute a Superior Proposal is no longer a Superior Proposal.

      SECTION 6.4 New Employment Agreements. On or before January 20, 2003, ANFI shall have entered into a modification to each of the employment agreements with each of Michael C. Lowther, Barbara A. Ferguson and Wayne D. Diaz, with respect to the matters set forth on Exhibit A attached hereto.

      SECTION 6.5 Registration Rights. ANFI covenants to use commercially reasonable efforts to cause the holder of the ANFI Warrants to relinquish any demand registration rights which such holder may have.

ARTICLE VII

COVENANTS OF FNF

      FNF agrees that:

      SECTION 7.1 Indemnification, Exculpation and Insurance.

      (a) FNF agrees to maintain in effect in accordance with their terms all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of ANFI and its Subsidiaries as provided in their respective articles of incorporation or by-laws (or comparable organizational documents) and any indemnification agreements of ANFI. In addition, from and after the Effective Time, directors and officers of ANFI who become directors or officers of FNF will be entitled to the same indemnity rights and protections as are afforded to other directors and officers of FNF.

      (b) In the event that FNF or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) except as required by applicable law in connection with the Merger, transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, proper provision will be made so that the successors and assigns of FNF assume the obligations set forth in this Section.

      (c) Immediately prior to the Closing, ANFI shall purchase, from an insurer or insurers chosen by ANFI, one or more single payment, run-off policies of directors and officers liability insurance covering acts or omissions occurring prior to the Effective Time with respect to those persons who are currently covered by ANFI’s directors’ and officers’ liability insurance policies on terms with respect to such coverage and amount no less favorable than the terms of the current policies of ANFI which policies are described on Section 4.17 of the ANFI Disclosure Schedule, such policy (or policies) to become effective at the Effective Time and to remain in effect for a period of six years after the Effective Time; provided, however, prior to purchasing such insurance, ANFI shall have consulted with FNF to determine whether FNF can obtain such coverage on more favorable terms. If such coverage is unavailable, for six years after the Effective Time, FNF shall provide to ANFI’s directors and officers liability insurance covering acts or omissions occurring prior to the Effective Time with respect to those persons who are currently covered by ANFI’s directors’ and officers’ liability insurance policies with insurance companies who are rated at least as highly as the insurance companies who currently provide ANFI’s directors’ and officers’ liability insurance as described on Section 4.17 of the ANFI Disclosure Schedule and on terms with respect to such coverage and amount no less favorable than those described on Section 4.17 of the ANFI Disclosure Schedule.

      SECTION 7.2 Stock Exchange Listing. FNF shall use its commercially reasonable efforts to cause the FNF Common Shares to be issued in connection with the Merger or upon exercise of FNF Options to be listed on the NYSE, subject to official notice of issuance.

      SECTION 7.3 Merger Sub Shareholder Consent. FNF as the sole shareholder of Merger Sub will provide written consent adopting and approving the Agreement and the Merger in accordance with the terms hereof.

ARTICLE VIII

COVENANTS OF FNF, MERGER SUB AND ANFI

      The parties hereto agree that:

      SECTION 8.1 Commercially Reasonable Efforts. Subject to the terms and conditions hereof, the parties will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement as promptly as practicable after the date hereof, including (i) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings, tax ruling requests and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, tax rulings and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement and (ii) taking all reasonable steps as may be necessary to obtain all such material consents, waivers, licenses, orders, registrations, approvals, permits, tax rulings and authorizations. In furtherance and not in limitation of the foregoing, each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable after the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable, and (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any Governmental Entity vacated or reversed. Nothing in this Section shall require FNF and its Subsidiaries to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, or agree to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, or permit the sale, holding separate or other disposition of, any assets of FNF or its Subsidiaries or the conduct of their business in a specified manner, whether as a condition to obtaining any approval from a Governmental Entity or any other Person or for any other reason (any such sale, holding separate or other disposition or conduct of business shall be referred to herein as a “Burdensome Condition”).

      SECTION 8.2 Certain Filings; Cooperation in Receipt of Consents.

      (a) As promptly as practicable after the date hereof, ANFI shall prepare and file with the SEC the Proxy Statement/ Prospectus and, as soon as practicable following the period of any review thereof by the SEC staff, FNF shall prepare and file the Registration Statement, in which the Proxy Statement/ Prospectus will be included. Each of ANFI and FNF shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Merger. ANFI shall mail the Proxy Statement/ Prospectus to its shareholders as promptly as practicable after the Registration Statement is declared effective under the Securities Act and, if necessary, after the Proxy Statement/ Prospectus shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material and, if required in connection therewith, resolicit proxies. FNF shall also take any action (except to qualify to do business or to file a general consent to service of process) required to be taken under any applicable state securities or “blue sky” laws in connection with the issuance of FNF Common Shares in the Merger, and ANFI shall use commercially reasonable efforts to furnish all information concerning its directors, officers, shareholders and business as may be reasonably requested by FNF in connection with any such action.

      (b) No filing of, or any amendment or supplement to, the Proxy Statement/ Prospectus will be made by ANFI without providing FNF the opportunity to review and comment thereon. Each party will advise the other party, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the FNF Common Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement/ Prospectus or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the

Effective Time any information relating to either party, or any of their respective Affiliates, officers or directors should be discovered by ANFI or FNF, that should be set forth in an amendment or supplement to the Registration Statement or the Proxy Statement/ Prospectus, so that either of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law or regulation, disseminated to the shareholders of ANFI.

      (c) ANFI shall use commercially reasonable efforts to cause to be delivered to FNF two letters from ANFI’s independent public accountants, one dated the date on which the Registration Statement shall become effective and one dated the date of the Effective Time, each addressed to ANFI and FNF, in form and substance reasonably satisfactory to FNF and customary in scope and substance for comfort letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement. FNF shall use commercially reasonable efforts to cause to be delivered to ANFI two letters from FNF’s independent public accountants, one dated the date on which the Registration Statement shall become effective and one dated the date of the Effective Time, each addressed to ANFI and FNF, in form and substance reasonably satisfactory to ANFI and customary in scope and substance for comfort letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

      (d) ANFI, Merger Sub and FNF shall cooperate with one another in (i) determining whether any other action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated hereby and (ii) seeking any such other actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith and seeking promptly to obtain any such actions, consents, approvals or waivers. Each party shall permit the other party to review any communication given by it to, and shall consult with each other in advance of any meeting or conference with, any Governmental Entity or, in connection with any legal proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences, in each case in connection with the transactions contemplated hereby.

      SECTION 8.3 Public Announcements. The parties shall consult with each other before issuing, and provide each other a reasonable opportunity to review and comment upon, any press release or public statement with respect to this Agreement and the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

      SECTION 8.4 Access to Information; Notification of Certain Matters.

      (a) From the date hereof until the Effective Time and subject to applicable law, ANFI and FNF shall (i) give to the other party, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of such party, (ii) furnish or make available to the other party, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with the reasonable requests of the other party in its investigation. Any investigation pursuant to this Section 8.4(a) shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other party. All such information shall be deemed proprietary information of the delivering party, and shall, to the fullest extent permitted by law, be kept confidential by the receiving party and not used other than in connection with the transactions contemplated by this Agreement. No information or knowledge obtained in any investigation pursuant to this Section 8.4(a) shall affect or be deemed to modify any representation or warranty made by any party hereunder.

      (b) Each party hereto shall give notice to each other party hereto, as promptly as practicable after the event giving rise to the requirement of such notice, of:

(i) any communication received by such party from, or given by such party to, any Governmental Entity in connection with any of the transactions contemplated hereby;

(ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; and

(iii) any actions, suits, claims, investigations or proceedings commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed, or that relate to the consummation of the transactions contemplated by this Agreement; provided, however, that the delivery of any notice pursuant to this Section 8.4(b) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

      SECTION 8.5 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of ANFI, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of ANFI, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of ANFI acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

      SECTION 8.6 Tax Matters.

      (a) Prior to and following the Effective Time, each party shall use commercially reasonable efforts to cause the Merger to qualify as a reorganization under Section 368(a)(2)(D) of the Code and will not take any action or fail to take any action reasonably likely to cause the Merger not so to qualify.

      (b) Each party shall use its commercially reasonable efforts to obtain the opinions referred to in Section 9.2(b) and Section 9.3(e).

      SECTION 8.7 Control of Other Party’s Business. Nothing contained in this Agreement shall give FNF, directly or indirectly, the right to control or direct ANFI’s operations prior to the Effective Time. Nothing contained in this Agreement shall give ANFI, directly or indirectly, the right to control or direct FNF’s or Merger Sub’s operations prior to the Effective Time. Prior to the Effective Time, each of FNF and ANFI shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations.

      SECTION 8.8 Affiliate Letters. Within 30 days following the date hereof, ANFI shall cause to be delivered to FNF a letter identifying, in ANFI’s reasonable judgment, the names and addresses of all Persons who may be deemed to be “affiliates” of ANFI for purposes of Rule 145(c) under the Securities Act. ANFI shall use commercially reasonable efforts to cause each such Person who is so identified to deliver to FNF on or prior to the 30th day prior to the Effective Time a letter agreement reasonably satisfactory to FNF acknowledging that such Person may be deemed an Affiliate of FNF following the Merger and thus may be subject to restrictions on the resale of FNF Common Shares held by such Person following the Merger.

ARTICLE IX

CONDITIONS TO THE MERGER

      SECTION 9.1 Conditions to the Obligations of Each Party. The obligations of ANFI, Merger Sub and FNF to consummate the Merger are subject to the satisfaction of the following conditions:

(a) the ANFI Shareholder Approval shall have been obtained;

(b) the FNF Common Shares to be issued in the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance;

(c) (i) the Registration Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated by the SEC and not concluded or withdrawn and (ii) all state securities or “blue sky” authorizations necessary to carry out the transactions contemplated hereby shall have been obtained and be in effect;

(d) any applicable waiting period under the HSR Act relating to the Merger shall have expired or been earlier terminated without the imposition of any Burdensome Condition;

(e) no Governmental Entity of competent authority or jurisdiction shall have issued any order, injunction or decree, or taken any other action, that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger nor is there pending any action that seeks to restrain, enjoin or otherwise prohibit the consummation of the Merger; and

(f) the parties shall have obtained or made all consent, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by Section 4.3 and Section 5.3 which if not obtained or made (i) would render consummation of the Merger illegal or (ii) would be reasonably likely to have a Material Adverse Effect on the Surviving Corporation, taken as a whole, after giving effect to the Merger.

      SECTION 9.2 Conditions to the Obligations of ANFI. The obligations of ANFI to consummate the Merger are subject to the satisfaction of the following further conditions:

(a) (i) FNF and Merger Sub shall have performed in all material respects all of their obligations hereunder required to be performed by it at or prior to the time of the filing of the Agreement of Merger, (ii) the representations and warranties of FNF and Merger Sub contained in this Agreement (without giving effect to any materiality, Material Adverse Effect or similar qualifications included therein) shall have been true and correct when made and at and as of the time of the filing of the Agreement of Merger as if made at and as of such time (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case it shall be true and correct as of such date), except for such inaccuracies as would not be reasonably likely, individually or in the aggregate, to have a FNF Material Adverse Effect, and (iii) ANFI shall have received certificates signed by the Chief Executive Officer or Chief Financial Officer of FNF and Merger Sub to the foregoing effect;

(b) ANFI shall have received an opinion of counsel reasonably acceptable to ANFI, which may include Stradling Yocca Carlson & Rauth, counsel to FNF and Merger Sub, in form and substance reasonably satisfactory to ANFI, on the basis of certain facts, representations and reasonable assumptions set forth in such opinion, dated as of the date of the filing of the Agreement of Merger, to the effect that the Merger will be treated for federal income tax purposes as a tax free reorganization under Section 368(a)(2)(D) of the Code. In rendering such opinion, such counsel shall be entitled to rely upon customary representations of officers of ANFI and FNF in form and substance reasonably satisfactory to such counsel and other reasonable assumptions set forth therein; and

(c) Except as set forth on the FNF Disclosure Schedule, since the date of the FNF balance sheet included in the FNF 10-Q for the quarter ended September 30, 2002, there shall not have occurred any change in the financial condition, business or operations of FNF and its Subsidiaries, taken as a whole, that would be reasonably likely to have a FNF Material Adverse Effect.

      SECTION 9.3 Conditions to the Obligations of FNF and Merger Sub. The obligations of FNF and Merger Sub to consummate the Merger are subject to the satisfaction of the following further conditions:

(a) (i) ANFI shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the time of filing of the Agreement of Merger, (ii) the representations and warranties of ANFI contained in this Agreement (without giving effect to any materiality, Material Adverse Effect or similar qualifications included therein) shall have been true and correct when made and at and as of the time of the filing of the Agreement of Merger as if made at and as of such time (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case it shall be true and correct as of such date), except for such inaccuracies as would not be reasonably likely, individually or in the aggregate, to have an ANFI Material Adverse Effect, and (iii) FNF shall have received a certificate signed by the Chief Executive Officer or Chief Financial Officer of ANFI to the foregoing effect;

(b) Except as set forth on the ANFI Disclosure Schedule, since the date of the ANFI balance sheet included in the ANFI 10-Q for the quarter ended September 30, 2002, there shall not have occurred any change in the financial condition, business or operations of ANFI and its Subsidiaries, taken as a whole, that would be reasonably likely to have an ANFI Material Adverse Effect;

(c) In the event the ANFI shareholders have any appraisal, dissenters’ or similar rights under applicable law, no more than three percent (3.0%) of the ANFI Common Shares, determined as of the record date for the ANFI Shareholders Meeting, shall have made an effective demand for exercise of their appraisal, dissenters’ or similar rights under applicable law;

(d) Each of the ANFI Senior Executives shall have outstanding options to acquire ANFI common stock that, upon assumption thereof by FNF in accordance with this Agreement, shall be exercisable into no more than 50,000 FNF Common Shares;

(e) FNF shall have received an opinion of Stradling Yocca Carlson & Rauth (or other counsel reasonably acceptable to FNF) in form and substance reasonably satisfactory to FNF, on the basis of certain facts, representations and reasonable assumptions set forth in such opinion, dated as of the date of the filing of the Agreement of Merger, to the effect that the Merger will be treated for federal income tax purposes as a tax free reorganization under Section 368(a)(2)(D) of the Code. In rendering such opinion, such counsel shall be entitled to rely upon customary representations of officers of ANFI and FNF in form and substance reasonably satisfactory to such counsel and other reasonable assumptions set forth therein; and

(f) FNF shall have received any consent, approvals, actions, orders, or authorizations from the Department of Insurance necessary to consummate the transactions contemplated in this Agreement and by the Merger, including, without limitation, the conversion of ANFI to Ticor Title after the Effective Time.

ARTICLE X

TERMINATION

      SECTION 10.1     Termination. This Agreement may be terminated at any time prior to the Effective Time by written notice by the terminating party to the other parties (except if such termination is pursuant to Section 10.1(a)), whether before or after the ANFI Shareholder Approval shall have been obtained:

(a) by mutual written agreement of ANFI and FNF;

(b) by either ANFI or FNF, if

(i) the Merger shall not have been consummated by June 30, 2003 (the “End Date”); provided, however, that the End Date may be extended by ANFI or FNF for an additional 60 days (the “Extended End Date”) in the event that, as of the End Date, all conditions to the Merger have been satisfied other than the conditions set forth in Section 9.1(d) and Section 9.1(f) above, except that any party whose breach of any provision of or whose failure to perform any obligation under this Agreement has been the cause of, or has resulted in, the failure to obtain any consent or approval which has not been obtained by the End Date shall not be permitted to extend the End Date to the Extended End Date due to a failure of the conditions set forth in Section 9.1(d) and Section 9.1(f); and provided further, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available to any party whose breach of any provision of or whose failure to perform any obligation under this Agreement has been the cause of, or has resulted in, the failure of the Merger to occur on or before the End Date or the Extended End Date, as the case may be;

(ii) there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any Governmental Entity having competent jurisdiction enjoining ANFI or FNF from consummating the Merger is entered and such judgment, injunction, judgment or order shall have become final and nonappealable and, prior to such termination, the parties shall have used their respective commercially reasonable efforts to resist, resolve or lift, as applicable, such law, regulation, judgment, injunction, order or decree; provided, however, that the right to terminate this Agreement under this Section 10.1(b)(ii) shall not be available to any party whose breach of any provision of or whose failure to perform any obligation under this Agreement has been the cause of such law, regulation, judgment, injunction, order or decree; or

(iii) at the ANFI Shareholders Meeting (including any adjournment or postponement thereof), the ANFI Shareholder Approval shall not have been obtained;

(c) by ANFI, (i) if a breach of any representation, warranty, covenant or agreement on the part of FNF set forth in this Agreement shall have occurred which would cause the condition set forth in Section 9.2(a) not to be satisfied, and either such condition shall be incapable of being satisfied by the End Date or, if applicable, the Extended End Date or such breach or failure to perform has not been cured within 10 days after notice of such breach or failure to perform has been given by ANFI to FNF or (ii) as contemplated by Section 6.3(d);

(d) by FNF, (i) if ANFI’s Board of Directors shall have (A) amended, modified, withdrawn, conditioned or qualified the ANFI Recommendation in a manner materially adverse to FNF, (B) recommended any Acquisition Proposal to ANFI’s shareholders, and/or (C) failed to make the ANFI Recommendation; (ii) if a breach of or failure to perform any representation, warranty, covenant or agreement on the part of ANFI set forth in this Agreement shall have occurred which would cause the condition set forth in Section 9.3(a) not to be satisfied, and either such condition is incapable of being satisfied by the End Date or, if applicable, the Extended End Date or such breach or failure to perform has not been cured within 10 days after notice of such breach or failure to perform has been given by FNF to ANFI; or (iii) as contemplated by Section 4.4.

      SECTION 10.2     Effect of Termination. If this Agreement is terminated pursuant to Section 10.1 (including any such termination by way of Section 6.3(d)), there shall be no liability or obligation on the part of FNF or ANFI, or any of their respective officers, directors, stockholders, agents or Affiliates, except as set forth in Sections 10.2, 10.3 and 10.4 of this Agreement, which shall remain in full force and effect and survive any termination of this Agreement; provided, however, neither ANFI nor FNF shall be relieved of or released from any liabilities or damages arising out of its material breach of or material failure to perform its obligations under this Agreement, except that the payment of the Termination Fee by ANFI pursuant to Section 10.4 shall be in lieu of any and all liabilities or damages arising out of ANFI’s material breach or material failure to perform its obligations under this Agreement.

      SECTION 10.3     Expenses. Whether or not the Merger is consummated, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that (i) each of ANFI and FNF shall bear and pay one-half of the filing fees incurred in connection the Registration Statement and Proxy Statement/ Prospectus and HSR filings, and (ii) if the Merger is consummated, the Surviving Corporation shall pay, or cause to be paid, all state, local, foreign or provincial sales, use, real property, transfer, stock transfer or similar taxes (including any interest or penalties with respect thereto) attributable to the Merger.

      SECTION 10.4     Termination Fee.

      (a) ANFI shall pay to FNF a termination fee (the “Termination Fee”) in the amount of $2,780,000 if this Agreement is terminated solely as follows:

(i) if ANFI shall terminate this Agreement pursuant to Section 10.1(c)(ii);

(ii) if FNF shall terminate this Agreement pursuant to Section 10.1(d)(i);

(iii) if either party shall terminate this Agreement pursuant to Section 10.1(b)(iii) due to a failure to obtain the ANFI Shareholder Approval, and one or more of the Senior Executives are in breach of the Voting Agreement or has otherwise failed to vote all shares of the ANFI voting capital stock, for which he or it has voting power, in favor of the Merger; or

(iv) if FNF shall terminate this Agreement pursuant to Section 10.1(d)(ii) and within twelve (12) months of such termination, ANFI shall engage in any negotiations or discussions with any third party regarding an Acquisition Proposal.

      (b) The Termination Fee required to be paid pursuant to Section 10.4 shall be paid prior to, and shall be a pre-condition to the effectiveness of, termination of this Agreement pursuant to Section 10.1(c)(iii). Any other payment of the Termination Fee required to be made shall be made not later than two Business Days after termination of this Agreement.

ARTICLE XI

MISCELLANEOUS

      SECTION 11.1     Survival. The representations and warranties contained in this Agreement shall not survive the Effective Time. The covenants contained in Articles II, III and XI shall survive the Effective Time.

      SECTION 11.2     Notices. Except as otherwise expressly set forth in Section 6.3(c), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given, if to FNF or Merger Sub, to:

Fidelity National Financial, Inc.
4050 Calle Real
Santa Barbara, California 93110

Attention:	Marlan Walker

Executive Vice President
Facsimile: (805) 696-7835

          with a copy to:

Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, California 92660
Attention: C. Craig Carlson, Esq.
Facsimile: (949) 725-4100

          if to ANFI, to:

American National Financial, Inc.
1111 E. Katella Avenue, Suite 220
Orange, California 92867

Attention:	Michael C. Lowther

Chief Executive Officer
Facsimile:

          with a copy to:

Palmieri, Tyler, Wiener, Wilhelm & Waldron LLP
2603 Main Street, Suite 1300
Irvine, California 92614
Attention: George J. Wall, Esq.
Facsimile: (949) 851-1554

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party hereto. Each such notice, request or other communication shall be effective upon receipt.

      SECTION 11.3     Amendments; No Waivers.

      (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by ANFI and FNF or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after the ANFI Shareholder Approval, no such amendment or waiver shall, without the further approval of such shareholders, be made that would require such approval under any applicable law, rule or regulation.

      (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 11.4     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto. Any purported assignment in violation hereof shall be null and void.

      SECTION 11.5     Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of California without reference to its principles of conflicts of laws.

      SECTION 11.6     Counterparts; Effectiveness; Third Party Beneficiaries. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

      SECTION 11.7 Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in a state court located in Orange, California, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.2 shall be deemed effective service of process on such party.

      SECTION 11.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 11.9 Arbitration. Except with respect to any instances when equitable relief is sought by a party in which case such relief may be sought in any court of competent jurisdiction, any and all disputes, controversies and claims arising out of or relating to this Agreement or concerning the respective rights or obligations of the parties hereto shall be settled and determined by arbitration before the Judicial Arbitration and Mediation Services, Inc./ Endispute (“JAMS”). The arbitrator shall be mutually selected by FNF and ANFI or, if they are unable to agree as to an arbitrator within ten (10) days of submitting the controversy or dispute to JAMS, each of FNF and ANFI shall select an arbitrator and within ten (10) days thereafter those arbitrators shall select the arbitrator to hear or decide the dispute. The arbitrator shall follow and base his or her award on California law. Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgement upon any award thus obtained may be entered into any court having jurisdiction thereof. No action at law based upon any claim arising out of or related to this Agreement shall be instituted in any court by FNF or ANFI except (a) an action to compel arbitration pursuant to this Section 11.9 or (b) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 11.9. FNF and ANFI hereby consent to the exclusive jurisdiction of the state and federal courts sitting in California in any such action to compel arbitration pursuant to this paragraph or to enforce an award obtained in an arbitration proceeding in accordance with this Section 11.9. FNF and ANFI further agree that service of process may be effected by registered or certified mail to the address of FNF or ANFI, as the case may be, as provided in this Agreement. The costs of any such arbitration shall be borne one-half for the account of FNF and one-half by ANFI.

      SECTION 11.10 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

      SECTION 11.11 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

      SECTION 11.12 Attorneys’ Fees. If any action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by either party of any of its obligations under Section 10.2 of this Agreement, the prevailing party shall recover all of such party’s attorneys’ fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom. As used in this Section 11.12, attorneys’ fees shall be deemed to mean the full and actual costs of any legal services actually performed in connection with the matters involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to “reasonable attorneys’ fees” as defined in any statute or rule of court.

[signature page to follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

FIDELITY NATIONAL FINANCIAL, INC.

By	______________________________________ ANFI MERGER SUB, INC.

By	______________________________________ ANFI, INC.

By	______________________________________

Exhibit A

MODIFICATION TO EXISTING EMPLOYMENT AGREEMENTS

OF
MICHAEL C. LOWTHER, BARBARA A. FERGUSON AND WAYNE D. DIAZ

      1.     The modifications shall be effective at the Effective Time.

      2.     The severance payment provided for in Section 8 of the employment agreements shall not apply by reason of the consummation of the transactions contemplated by this Agreement, but rather shall only apply to transactions after the Effective Time involving a change in control of Merger Sub or FNF.

      3.     The annual incentive bonus to which each employee is entitled pursuant to Section 4(e) of the employment agreements shall be determined in a manner mutually agreeable to FNF and each such employee (as reflected in the modification), rather than as presented provided for in said Section 4(e).

Appendix B

VOTING AGREEMENT

      This Voting Agreement, dated January 9, 2003 (this “Agreement”), is entered into by and among Fidelity National Financial, Inc., a Delaware corporation (“Fidelity”), and the holders party hereto (each, a “Holder,” and collectively, the “Holders”) of the common stock, no par value, of ANFI, Inc., a California corporation (“ANFI”) (each of Fidelity and the Holders are sometimes hereinafter referred to individually as a “Party” and, collectively, as the “Parties”).

R E C I T A L S:

      WHEREAS, simultaneous with the execution and delivery of this Agreement, Fidelity, ANFI and ANFI Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Fidelity (“Merger Sub”), have entered into that certain Agreement and Plan of Merger, dated even date herewith (the “Merger Agreement”), pursuant to which ANFI will be merged with and into Merger Sub, with Merger Sub emerging as the surviving corporation, and

      WHEREAS, the Holders will receive substantial benefit as a result of Fidelity, Merger Sub and ANFI entering into the Merger Agreement and consummating the transactions contemplated thereby, and Fidelity and Merger Sub would not have entered into the Merger Agreement if the Holders had not executed this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants contained herein, Fidelity and each Holder hereby agree as follows.

A  G R E E M E N T:

ARTICLE 1.

DEFINITIONS

      1.1     Definitions

      As used herein, the following terms have the indicated meanings. Capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement.

(a) “ANFI Share” means any share of the Common Stock, no par value per share, of ANFI.

(b) “ANFI Shareholders Meeting” means the annual or special meeting of ANFI’s shareholders to consider and vote upon the matters set forth in the Proxy Statement/ Prospectus.

(c) “Holder Shares” means (i) the shares of issued and outstanding capital stock of ANFI held of record or beneficially owned by a Holder and (ii) additional shares of capital stock of ANFI acquired of record or beneficially owned by a Holder subsequent to the date of this Agreement and prior to the time of the ANFI Shareholders Meeting.

(d) “Merger Agreement” means that certain Agreement and Plan of Merger, of even date herewith, entered into by and among Fidelity, Merger Sub and ANFI, including all exhibits thereto, and any amendments permitted pursuant to Section 5.1.

(e) “Merger” means the merger described in the Merger Agreement.

(f) “Organizational Documents” of an entity means the articles of incorporation, certificate of incorporation, charter, articles of organization or formation, bylaws, operating or partnership agreement or other organizational documents of such entity.

(g) “Transaction” means each of the transactions contemplated under the Merger Agreement.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

      Each Holder, severally and not jointly, represents and warrants to Fidelity regarding itself that the statements contained in this Article 2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Effective Time as though made then.

      2.1     Status of Certain Holders

      If the Holder is not an individual, the Holder is an entity duly created, formed or organized, validly existing, and in good standing under the laws of the jurisdiction of its creation, formation, or organization.

      2.2     Power and Authority; Enforceability

      If the Holder is not an individual, the Holder has the power and authority to execute and deliver this Agreement. If the Holder is an individual, the Holder is an adult of sound mind and is not executing and delivering this Agreement under duress, and otherwise has the requisite competence and authority to so execute and deliver this Agreement. The Holder has taken the action necessary to authorize the execution and delivery of this Agreement and the performance of such Holder’s obligations hereunder. This Agreement has been duly authorized, executed and delivered by, and is enforceable against, the Holder.

      2.3     No Violation

      The execution, delivery, and performance of this Agreement by the Holder will not (a) breach any law or order to which the Holder is subject and, if the Holder is not an individual, any provision of the Holder’s Organizational Documents, (b) breach any contract, order or permit to which the Holder is a party or by which the Holder is bound or to which any of the Holder’s assets are subject or (c) require the consent of any third party.

      2.4     Shares; Holder Information

      The Holder holds of record or owns beneficially the number of ANFI Shares set forth next to such Holder’s name on the signature page hereto. The Holder represents that it is not party to any contract or subject to any law or court order that requires the Holder to sell, transfer, or otherwise dispose of any capital stock of ANFI, or prevents the Holder from executing or delivering this Agreement or performing its obligations hereunder.

      2.5     Accuracy of Representations and Warranties

      The Holder understands and acknowledges that Fidelity is entering into the Merger Agreement in reliance upon the Holder’s execution and delivery of this Agreement and performance of the Holder’s obligations hereunder.

ARTICLE 3.

AGREEMENT TO VOTE IN FAVOR OF MERGER

      Each Holder, severally and not jointly, covenants with Fidelity for itself as follows.

      3.1     Voting of Shares

      (a) The Holder will attend the ANFI Shareholders Meeting, and any adjournment thereof, in person or by proxy.

      (b) The Holder agrees to vote (or cause to be voted) all of its Holder Shares at the ANFI Shareholders Meeting (i) in favor of the Merger, the Merger Agreement and any actions required in furtherance of the Merger as set forth in the Merger Agreement, (ii) against any action or agreement that is reasonably likely to result in breach in any material respect of any covenant, representation or warranty, or any other obligation of ANFI or the Holder pursuant to this Agreement and (iii) against any competing Acquisition Proposal (as such term is defined in the Merger Agreement).

      3.2     Transfer; Additional Shares

      (a) Except as expressly permitted by this Agreement, or required by law or court order, the Holder shall not: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of its Holder Shares or any interest therein, (ii) grant any proxies or powers of attorney or deposit any Holder Shares into a voting trust or enter into a voting agreement with respect to any Holder Shares or (iii) take any action that would make any representation or warranty of the Holder contained herein materially incorrect or have the effect of preventing or disabling the Holder from performing any of its obligations under this Agreement; provided, however, if the Holder is an individual, he or she may transfer Holder Shares (or any securities convertible into, exercisable for, or exchangeable for Holder Shares) by gift, will, or intestate succession to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family (for purposes of this paragraph, “immediate family” shall mean spouse, domestic partner, lineal descendant, father, mother, brother or sister of the transferor) so long as the transferee agrees in writing to be bound by the terms of this Agreement.

      (b) Without limiting the provisions of the Merger Agreement, this Agreement will apply to the Holder Shares at the time the Holder becomes the record owner thereof or becomes entitled under applicable law to vote or direct the voting of such shares, as though they were ANFI Shares as of the date of this Agreement. While this Agreement is in effect, the Holder will promptly notify Fidelity of the number of new ANFI Shares as to which the Holder acquires record title or to which the Holder becomes entitled under applicable law to vote or direct the voting thereof.

      3.3     Revocation of Other Proxies

      To the extent inconsistent with the foregoing provisions of this Article 3 or the other provisions of this Agreement, the Holder hereby revokes any and all previous proxies with respect to its Holder Shares.

      3.4     Grant of Proxy

      The Holder hereby appoints William P. Foley, II and Tom D. Le, or either of them, its proxy to vote all of its Holder Shares at the ANFI Shareholders Meeting (including any adjournments and postponements thereof) in accordance with Section 3.1(b) and to execute and deliver any written consents to fulfill the Holder’s obligations pursuant to this Agreement; provided, however, that such appointment shall remain in effect only if this Agreement has not been terminated pursuant to Section 5. This proxy is coupled with an interest and is irrevocable until the earlier of the effectiveness of the Merger and the date the Merger Agreement is terminated according to its terms.

ARTICLE 4.

PRE-CLOSING COVENANTS

      Fidelity and each Holder, severally and not jointly, for itself, further agree as follows with respect to the period between the execution of this Agreement and the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms:

      4.1     General

      The Holder will use its commercially reasonable efforts to take all actions and to do all things necessary to consummate, make effective, and comply with the terms of this Agreement.

      4.2     Publicity

      Neither the Holder nor its Affiliates will issue any press release or other public announcement related to this Agreement or the Merger without Fidelity’s prior written approval.

      4.3     Competing Acquisition Proposals

      The Holder (a) shall immediately cease any existing discussions or negotiations, if any, with any Persons with respect to any Acquisition Proposal, (b) shall not, directly or indirectly, initiate, solicit or knowingly encourage (including, without limitation, by way of furnishing any information or assistance), or take any other action to knowingly facilitate, any Acquisition Proposal and (c) shall promptly notify Fidelity of any written Acquisition Proposal received by the Holder.

      4.4     Notice of Developments

      The Holder will give prompt written notice to Fidelity of any development occurring after the date of this Agreement that causes, or reasonably could be expected to cause, a breach by the Holder of any of the representations and warranties in Article 2. No disclosure by the Holder under this Section 4.4 will be deemed to amend this Agreement or to prevent or cure any misrepresentation or breach of representation, warranty, or covenant.

ARTICLE 5.

TERMINATION

      5.1     Termination of Agreement

      This Agreement will automatically terminate upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with the terms of the Merger Agreement and (b) the Effective Time.

      5.2     Effect of Termination

      Except for the obligations under this Article 5 and Article 6 below, if this Agreement is terminated under Section 5.1 above, then, except as provided in this Section 5.2, all further obligations of the Parties under this Agreement will terminate.

ARTICLE 6.

MISCELLANEOUS

      6.1     Entire Agreement

      This Agreement, together with the exhibits and any attachments hereto and the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Parties hereto and supersedes all prior agreements and understandings with respect to the subject matter hereof.

      6.2     Successors

      All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors.

      6.3     Specific Performance

      Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each Party agrees that the other Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, subject to Section 6.6.

      6.4     Limitation of Liability

      The Holder shall be severally but not jointly responsible for its obligations hereunder. The only remedies available to Fidelity in the event that the Holder is determined by a court of competent jurisdiction to have breached its obligations hereunder are (a) specific performance pursuant to Section 6.3 or (b) money damages not to exceed the fair market value of the Holder’s ANFI Shares at the time of execution of this Agreement.

      6.5     Counterparts

      This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

      6.6     Headings

      The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

      6.7     Governing Law

      This Agreement and the performance of the obligations of the Parties hereunder will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law principles.

      6.8     Amendments and Waivers

      No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid with respect to Fidelity or a Holder unless the same will be in writing and signed by each of Fidelity and each Holder to be bound by such amendment, modification, replacement, termination or cancellation. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

      6.9     Severability

      Any provision of this Agreement that is invalid, unenforceable or illegal in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such invalidity, unenforceability, or illegality without affecting the remaining provisions hereof and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

      6.10     Notices

      All notices, requests and other communications to any Party hereunder shall be in writing (including facsimile or similar writing) and shall be given,

if to Fidelity, to:	Fidelity National Financial, Inc. 4050 Calle Real, Suite 200 Santa Barbara, California, 93110 Attention: Marlan Walker

with a copy to:	Stradling Yocca Carlson & Rauth 660 Newport Center Drive, Suite 1600 Newport Beach, California 92660 Attention: C. Craig Carlson, Esq. Facsimile: (949) 725-4100

if to a Holder, to:	the address set forth on the applicable signature page hereto.

or such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Parties hereto. Each such notice, request or other communication shall be effective upon receipt.

      6.11     Expenses

      Except as otherwise expressly provided in this Agreement, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the

Transactions. Holders agree that the Fidelity has not borne nor will bear any costs and expenses (including any legal fees and expenses of any Holder Party) in connection with this Agreement or any of the Transactions.

[The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the Parties have executed this Voting Agreement on the date first above written.

FIDELITY NATIONAL FINANCIAL, INC.

By:

Print Name:

Its:

HOLDER

Print Name:

No. of ANFI Shares Held:

Notice Information:

Address:

Attention:

Facsimile:

with a copy to:

Address:

Attention:

Facsimile:

HOLDER SIGNATURE PAGE TO VOTING AGREEMENT

WAIVER

      This Waiver is executed and delivered by the undersigned effective January 14, 2003 with reference to the following:

RECITALS

      A.     Fidelity National Financial, Inc., a Delaware corporation (“Fidelity”), ANFI, Inc., a California corporation (“ANFI”), and ANFI Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of Fidelity (“Merger Sub”), entered into that certain Agreement and Plan of Merger, dated January 9, 2003 (the “Merger Agreement”), whereby Fidelity will acquire ANFI pursuant to a merger of ANFI with and into Merger Sub with Merger Sub emerging as the surviving entity and wholly-owned subsidiary of Fidelity (the “Merger”).

      B.     Fidelity and certain holders (each, a “Holder” and, collectively, the “Holders”) of the common stock, no par value, of ANFI have entered into that certain Voting Agreement dated as of January 9, 2003 (the “Voting Agreement”), pursuant to which the Holders have agreed to vote their shares of ANFI common stock as provided for in the Voting Agreement, including, without limitation, in favor of the Merger and the Merger Agreement.

      C.     The Holders, or certain of them, may exercise certain of their ANFI Options (as defined in the Merger Agreement) into shares of common stock of ANFI (the “ANFI Option Shares”), and subsequently sell some or all of the ANFI Option Shares acquired upon exercise prior to the Effective Time (as defined in the Merger Agreement) of the Merger.

      D.     Pursuant to Section 3.2 of the Voting Agreement, each Holder is prohibited from offering for sale, selling, transferring, pledging, encumbering, assigning or otherwise disposing of, or entering into any contract or arrangement to do any of the foregoing, any or all of his or her Holder Shares (as defined in the Voting Agreement and which would include the ANFI Option Share) (the “Transfer Prohibition”).

      E.     Fidelity desires to waive any rights it may have to enforce the Transfer Prohibition, subject to the provisions below.

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Fidelity and the undersigned Holders hereby agree as follows:

1.	Fidelity hereby waives its right to enforce the Transfer Prohibition as it relates to the exercise of ANFI Options by a Holder and any subsequent sale of any ANFI Option Shares acquired upon exercise.

2.	This Waiver shall not be construed as a waiver of compliance with respect to any additional terms or conditions in the Voting Agreement or the Merger Agreement, except as expressly stated hereinabove.

[signature page follows]

      IN WITNESS WHEREOF, the undersigned have executed this Waiver effective as of the date first set forth above.

FIDELITY NATIONAL FINANCIAL, INC.

By:

Print Name:

Its:

HOLDERS

Michael C. Lowther

Barbara A. Ferguson

Wayne D. Diaz

Carl A. Strunk

Appendix C

January 9, 2003

Special Committee to the Board of Directors

 of ANFI, Inc.
c/o Mr. George J. Wall
Chairman of the Special Committee
1111 E. Katella Avenue, Ste. 220
Orange, CA 92867

Dear Special Committee Members:

We understand that ANFI, Inc. (“ANFI” or the “Company”) has entered into a letter of intent (the “LOI”) with Fidelity National Financial, Inc. (“Fidelity”), wherein Fidelity proposes to acquire all of the outstanding shares of the common stock that Fidelity currently does not own of the Company. The LOI currently contemplates that each share of ANFI common stock will be exchanged for 0.4540 shares of Fidelity common stock. (Such transaction and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the “Transaction.”) Furthermore, we understand that the draft of the Agreement and Plan of Merger by and between Fidelity and ANFI dated January 8th, 2003, represents the most current draft available and incorporates all material items pertaining to the Transaction as agreed to by both Fidelity and ANFI in the LOI. Additionally, we understand that Fidelity, directly and indirectly, currently owns approximately 31 percent of the outstanding common stock of the Company, executive management (“Management”) of ANFI, directly and indirectly, currently owns approximately 36 percent of the outstanding common stock of the Company (Fidelity, together with Management, are referred to collectively as the “Affiliated Stockholders”), and the public stockholders (the “Unaffiliated Stockholders”) hold approximately 33 percent of the common stock of the Company.

You have requested our opinion (the “Opinion”) as to the matters set forth below. The Opinion does not address the Company’s underlying business decision to effect the Transaction. Furthermore, we have not been requested to negotiate the Transaction or advise you with respect to alternatives to it.

In connection with this Opinion, we have made such reviews, analysis and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.	met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects, projected operations and performance of the Company and the pending Transaction;

2.	reviewed the Company’s Form 10-K for the fiscal year ended 2001, Form 10-Q for the three quarters ended September 30, 2002, and Company-prepared financial statements dated November 30, 2002, which the Company’s management has identified as the most current financial statements available;

3.	reviewed a budget of the Company’s financial performance for the fiscal year ending December 31, 2003 prepared by the Company’s management;

4.	reviewed the historical market prices and trading volume for the Company’s publicly traded securities and other publicly available information regarding the Company;

C-1

Special Committee to the Board of Directors

 of ANFI, Inc.
January 9, 2003

5.	reviewed Fidelity’s Form 10-K for the fiscal year ended 2001 and Form 10-Q for the three quarters ended September 30, 2002;

6.	reviewed the historical market prices and trading volume for Fidelity’s publicly traded securities and other publicly available information regarding Fidelity;

7.	reviewed drafts of certain documents relating to the Transaction, including:

—	The Agreement and Plan of Merger by and between Fidelity National Financial, Inc. and ANFI, Inc. dated January 8th, 2003;

8.	reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

9.	conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the Unaffiliated Stockholders of the Company in connection with the Transaction is fair to them from a financial point of view.

Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

C-2

Appendix D

ANFI, INC.

ANNUAL REPORT ON FORM 10-K

As Filed on March 25, 2002
(Restated)

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-K

(Mark One)

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (No Fee Required)

For the Fiscal Year Ended December 31, 2001

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (No Fee Required)

Commission File No. 0-24961

ANFI, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	33-0731548 (I.R.S. Employer Identification No.)

1111 E. Katella Avenue, Suite 220 Orange, California 92867 (Address of principal executive offices) (Zip Code)	(714) 289-4300 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Name of each exchange
Title of each class	on which registered

Common Stock, no par value	NASDAQ National Market

      Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     Yes ☑          No ☐

      Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K, or any amendment to this Form 10-K.     ☑

      As of March 13, 2002, 8,879,024 shares of common stock (no par value) were outstanding, and the aggregate market value of the shares of the common stock held by non-affiliates of the registrant was $15,210,418. The aggregate market value was computed with reference to the closing price on the NASDAQ National Market on such date.

      Location of Exhibit Index: The index to exhibits is contained in Part IV herein on page number 53.

      The information in Part III hereof is incorporated herein by reference to the Registrant’s Proxy Statement on Schedule 14A for the fiscal year ended December 31, 2001, to be filed within 120 days after the close of the fiscal year that is the subject of this Report.

FORM 10-K

      Certain reclassifications have been made to ANFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to conform with the September 30, 2002 presentation. In addition, transitional disclosures required under Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” paragraph 61, have been added and all data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effect of the five-for-four (25%) stock split declared by ANFI’s Board of Directors on June 27, 2002, and effective July 18, 2002.

PART I

Item 1.     Business

Introduction

      ANFI, Inc., through its subsidiaries (collectively, “we,” the “Company,” or “ANFI”), formerly American National Financial, Inc., provides title insurance services as well as other real estate related financial and informational services including:

•	escrow,

•	real estate information,

•	trustee sale guarantees,

•	exchange intermediary services,

•	document preparation and research services,

•	notary signing services,

•	property management and

•	appraisals.

      In addition, we obtain specialized services for customers, including tax reporting services and courier services. We focus our business on the residential real estate market and in 2001 generated the majority of our revenue from issuing title insurance policies as an independent agent on behalf of an affiliated title underwriter. For the years ended December 31, 2001, 2000 and 1999, net title service revenue represented approximately 55.9%, 53.1% and 57.8% of our revenues, respectively.

      Our primary operations are conducted in 16 counties, consisting of 85 offices, located in major counties throughout California and Arizona (Maricopa, Pinal and Pima). Our counties process real estate transactions within their geographical area or region. Each county is operated as a separate profit center.

      During 1999, 2000 and 2001, we established offices in Tennessee, Florida and New York to expand our current customer base by developing agency relationships. In addition, during 2001, we expanded our operations by opening several title and escrow offices in California and Arizona, in addition to the formation of the Wireless Title Service division.

      Effective December 12, 2002, we changed our name to ANFI, Inc.

Industry Overview

      The title insurance industry consists of insurers (“underwriters”) who issue policies through direct operations or through agents. Our principal subsidiary, American Title Company (“ATC”), is an agent, known in California as an “underwritten title company.” ATC has entered into an Issuing Agency Agreement to issue policies on behalf of Chicago Title Insurance Company (“CTIC”), a subsidiary of Fidelity National Financial, Inc. (“FNF”), which is licensed in California and Arizona, among other states. See “Relationship with Fidelity National Financial, Inc.”

Title Policies

      Title insurance policies insure title to real estate. The beneficiaries of title insurance policies are generally buyers of real property or mortgage lenders. The policy protects the insured against title defects, liens and encumbrances not specifically excepted from its coverage. Most mortgage lenders require title insurance as a condition to making loans secured by real estate.

      Title insurance is different from other types of insurance because it relates to past events that affect title to property at the time of closing; it does not protect against unforeseen future events. Prior to issuing policies, underwriters can reduce or eliminate future losses by accurately performing searches and examinations.

      Title insurance policies are issued on the basis of a preliminary title report or commitment. These reports are prepared after a search of public records, maps and other relevant documents to ascertain title ownership and the existence of easements, restrictions, rights of way, conditions, encumbrances or other matters affecting the title to, or use of, real property. A visual inspection or survey of the property may also be made prior to the issuance of certain title insurance policies.

      A title company’s major expense is the cost of the search and examination function performed in preparing preliminary title reports, commitments and title policies, rather than the claim losses associated with the issuance of these policies. The premium for title insurance is due in full at the closing of the real estate transaction and is based upon the purchase price of the property insured or the amount of the mortgage loan and upon the type of coverage. Policy coverage generally terminates upon resale or refinance of the property. Coverage terms have become relatively standardized in accordance with forms approved by state or national trade associations, such as the American Land Title Association, the California Land Title Association, New York Land Title Association and the Land Title Association of Arizona. Among the most commonly issued title insurance policies are standard or extended coverage policies for owners and lenders and trustee sale guarantees, which provide assurances to trustees concerning certain information in connection with non-judicial foreclosures.

Title Plants

      To facilitate preparing preliminary reports without manually searching public copies of public records, maps and other relevant historical documents are compiled and indexed in “title plants”. These title plants relate to particular counties and are kept current by the periodic addition of copies of recorded documents affecting real property in each particular county. Title companies often subscribe to independent title information services to assist in updating title plants and maintaining title records.

The Title Policy and Underwriting Process

      The following briefly describes the process of issuing a title insurance policy:

(i) The customer, typically a real estate salesperson or broker, escrow agent or lender, places an order for a title policy.

(ii) Relevant historical data on the property is compiled, and then the title officer prepares a preliminary title report describing (a) the current status of title and conditions affecting the property, (b) any exclusions, exceptions and/or limitations which the title underwriter might include in the policy and (c) specific issues which need to be addressed and resolved by the parties to the transaction before the title policy will be issued. The preliminary report is circulated to all the parties to consider specific issues, if any.

(iii) After resolution of the specific issues identified in the preliminary report, an escrow agent closes the transaction in accordance with the instructions of the parties and the title underwriter’s conditions.

(iv) After the escrow agent closes the transaction and releases the monies, the title underwriter or agent issues the policies (a) to the owner and the lender on a new home sale or resale transaction or (b) to the lender only, on a refinance transaction.

      The terms and conditions upon which title to real property will be insured are determined in accordance with the standards, policies and procedures of the title underwriter. The underwriter may have a relationship with a third party agent, under which the agent issues the title insurance policy on behalf of the underwriter. The agent performs the search and examination function and retains a majority of the title premium as a commission. The underwriter receives the remainder of the premium collected by the agent in exchange for assuming the risk on the policy.

      Underwriting practices in California, Arizona and New York are generally dictated by the California, Arizona and New York Land Title Associations, although the underwriter’s personnel interpret the application of these rules to specific circumstances. Underwriters, such as Fidelity National Title Insurance Company (“FNTIC”) and CTIC, also maintain and distribute current information on title practices and procedures to its issuing agents.

      The maximum amount of liability for an insurer, under a title insurance policy is usually the face amount of the policy plus the cost of defending the insured title against an adverse claim. The reserve for claim losses is based upon known claims, as well as losses the insurer expects to incur based on historical experience and other factors, including industry averages, claim loss history, legal environment, geographic considerations, expected recoupments and the types of policies written. The title underwriter establishes a reserve for each known claim based on a review and evaluation of potential liability.

      A non-affiliated agent that issues title insurance on behalf of an insurer is not subject to the same liability that the insurer faces under the policy. The agent is not assuming risk on the title policy and its liability with respect to the issuance of the policy is typically limited to a specific amount, pursuant to an agreement with the insurer.

Economic Factors Affecting the Industry

      Title insurance revenue is closely related to the level of real estate activity and the average price of real estate sales. Real estate sales are directly affected by the availability of funds to finance purchases. Other factors affecting real estate activity include demand, mortgage interest rates, family income levels and general economic conditions. While the level of sales activity was relatively depressed in certain geographical areas during the early 1990’s, decreases in mortgage interest rates since late 1995 and the resulting improvement in the real estate market have had a favorable effect on the level of real estate activity, including refinancing and resale transactions and new home sales. The overall economic environment, stable mortgage interest rates and strength in the real estate market, especially in California, contributed to very positive conditions for the industry throughout 1997, 1998 and the first quarter of 1999. However, mortgage rates began to climb during the last half of 1999 and continued through 2000, virtually eliminating the volume of refinance activity experienced in 1998 and early 1999. Beginning in late 2000 and continuing throughout 2001, interest rate decreases caused by actions taken by the Federal Reserve Bank have brought interest rates to their lowest levels in approximately two years, which was a 475 basis point reduction since January 1, 2001. While the recent interest rate decreases created opportunity for our industry, it is impossible to predict the future direction interest rates and the real estate market may move or fluctuate.

Competitive Factors

      A key competitive factor in the title insurance business is the ability to develop and maintain a qualified and experienced group of professionals through which services are delivered to customers. Title insurance business is typically generated through relationships with persons in the real estate industry such as independent escrow companies, real estate brokers and agents, developers, mortgage brokers, mortgage bankers, financial institutions and attorneys. Thus, the relationships and contacts maintained by sales personnel are critical to generating such business. In addition, the quality of a title company’s service, its responsiveness and its ability to adapt to customer’s needs are important in attracting and maintaining customers. Other competitive factors include the financial strength and reputation of the insurer.

      We believe that the price of title insurance is typically not an important competitive factor. In both California and Arizona, where our primary operations are currently conducted, the minimum price of title insurance is filed by the title underwriter and is regulated by the Department of Insurance in California and by the State Banking Commission in Arizona. In the event we expand operations into states where regulatory authorities do not control prices, the price of title insurance may also become an important competitive factor.

Our Title and Escrow Insurance Operations and Products

Title Insurance Operations

      Our primary subsidiary, ATC, is an underwritten title company licensed by the Department of Insurance of the State of California. ATC’s current business is limited to issuing policies as an agent on behalf of CTIC, a subsidiary of FNF. ATC acts exclusively as an agent for CTIC with respect to the procurement of title insurance policies in 16 selected counties in California and three counties in Arizona, subject to certain exceptions. These exclusive arrangements with CTIC do not apply to other counties into which the Company has expanded due to the National Title Insurance of New York, Inc. (“National”) acquisition. ATC’s net title service revenue consists of 89% the gross title insurance premiums collected on policies issued pursuant to its agreement with CTIC. The remaining 11% is comprised of underwriting fees paid to the underwriter. As an agent, ATC is not subject to the loss and reserve requirements applicable to insurers, and pursuant to its agreements with CTIC, ATC’s liability is limited to the first $5,000 of loss under any policy issued by it on behalf of CTIC, except in the case of negligence, or willful or reckless conduct. To date, the amounts paid by us to CTIC in reimbursement of CTIC’s claims losses under this arrangement have not been material. See “Relationship with Fidelity National Financial, Inc.”

      We operate in 16 counties consisting of 85 offices located in California and Arizona. Each of our branch’s process real estate transactions within the geographical area of the branch or region and each branch is operated as a separate profit center.

      In the years ended December 31, 2001, 2000 and 1999, the following ATC branch operations accounted for the indicated percentages of our total gross title insurance premium revenues:

	December 31,

	2001		2000		1999

	Premiums	Percent	Premiums	Percent	Premiums	Percent

	(Amounts in thousands, except percentages)
Alameda, CA	$8,701	10.4%	$5,173	10.4%	$3,693	6.3%
Contra Costa, CA	6,244	7.4	2,672	5.4	2,775	4.8
Inland Empire, CA (Riverside and San Bernardino)	4,534	5.4	2,666	5.4	2,646	4.5
Kern, CA	3,408	4.1	2,776	5.6	3,096	5.3
Los Angeles, CA	17,221	20.5	8,931	18.0	10,013	17.2
Orange, CA	19,963	23.8	11,536	23.2	15,909	27.2
Maricopa, AZ	4,269	5.1	3,105	6.3	4,045	6.8
Pima, AZ	2,540	3.0	537	1.1	—	—
Sacramento, CA	—	—	397	0.8	1,257	2.2
San Diego, CA	7,484	8.9	3,340	6.7	3,831	6.6
San Mateo, CA	1,673	2.0	1,188	2.4	1,263	2.2
Santa Barbara, CA	672	0.8	556	1.1	684	1.2
Santa Clara, CA	3,694	4.4	2,110	4.2	4,028	6.9
Ventura, CA	3,620	4.2	4,718	9.4	5,130	8.8

	$84,023	100.0%	$49,705	100.0%	$58,370	100.0%

Title Plants Arrangements

      We lease title plants from FNTIC in Kern, San Mateo and Santa Clara counties and CTIC in Tucson, for an aggregate payment of $14,700 per month. At the expiration of the lease, we will have an option to acquire these title plants for nominal consideration. We have also entered into a capital lease with Title Records, Inc. for the use of a title plant in Los Angeles County, and have the right to acquire a copy of the public records, maps and other relevant historical documents at that plant. We access title plants in the other counties in which we operate through joint plant user agreements with Smart Title Solutions and Security Union Title Insurance Company, a subsidiary of FNF. See “Relationship with Fidelity National Financial, Inc.”

      Title plant maintenance activities constitute a significant item of expense, since each document must be reviewed and indexed. These costs plus the costs of subscribing to various title information services and other plant expenses range from approximately $2,000 to $31,500 per month, per county.

Escrow Fees

      In addition to providing title insurance, we provide escrow services that include all of those typically required with residential and commercial real estate purchase and finance activities. The fees from escrow services represent approximately 23.5%, 26.4% and 28.0% of our total revenues in 2001, 2000 and 1999, respectively. Trends in escrow fees are primarily related to title insurance activity. Escrow fees during the three-year period ended December 31, 2001, fluctuated in a pattern generally consistent with the volume of title insurance premiums and order counts. The decrease in 2001 escrow fees, as a percentage of total revenues, is consistent with overall volume increases in total revenues.

Our Ancillary Services

      In addition to issuing title insurance policies and providing escrow services, we provide the ancillary services described below. These services accounted for approximately 12.5%, 15.3% and 12.7% as a percentage of total revenues in 2001, 2000 and 1999, respectively.

Document Preparation Services.

      Through American Document Services, Inc. we offer a variety of services related to the documenting of real estate transactions. These services include:

(i) preparing reconveyance and assignment documents,

(ii) file research and document retrieval services, and

(iii) recording services, including retrieval of recorded documents.

      We can provide these services in every county and township in the United States. Our ability to provide these services is facilitated by independent abstract companies, title companies and law firms.

Appraisal Services.

      Through West Point Appraisal Services, Inc., an appraisal management company, we offer a variety of residential appraisal services to meet the various appraisal needs of our customers. The services are provided through approved independent appraisers.

Inspection Services.

      Through West Point Properties, Inc., an inspection company, we provide property inspection services to our customers. These services are provided through independently contracted inspectors.

Shortened Title Assurance Reports (“STAR” Product).

      Our STAR product serves as a low-cost, limited form of title protection for the benefit of lenders in subordinate loan transactions where the primary lending criteria is the borrower’s creditworthiness rather than the security interest in the real property.

Centralized Title and Escrow.

      National Lenders Division, our central order processing unit, provides customers with a centralized location through which they can order title and escrow services. The services offered through our National Lenders Division can be provided on a nationwide basis.

Trustee Sale Guarantee.

      Our National Default Services division provides a central location for all trustee sale guarantee requests throughout California. Our services include providing ten-day letter information, customized accounting and reporting documents, fast track messenger services and electronic file transfers. These services provide assurances to trustees concerning certain information in connection with non-judicial foreclosures of property secured by a deed of trust. Because the number of foreclosures tends to increase as the real estate market and the economy decline, this division tends to be counter-cyclical to our title insurance business.

Property Management Services.

      Through Landmark REO Management Services, Inc., we provide property management and disposition services for foreclosure properties throughout the United States. These services include the initial property inspection, eviction coordination, property maintenance, the retention of a local broker, and the supervision of escrow for the sale of the property. Property management services are provided in connection with foreclosures and therefore tend to be counter-cyclical to our title insurance business.

Document Signing Services.

      Through Bancserv, Inc., we provide outsource services to the real estate and banking industry through a national network of qualified notaries public.

Exchange Services.

      Through American Exchange Services, Inc., we offer Section 1031 exchange intermediary services, which can facilitate safe, effective and creative solutions for a range of exchange transactions involving single units to large commercial and/or industrial properties.

Title Losses and Reserves

      As an agent, ATC is not subject to the loss and reserve requirements applicable to insurers. Pursuant to its agreements with CTIC, ATC’s liability is limited to the first $5,000 of loss under any policy issued by it on behalf of CTIC, except in the case of negligence, or willful or reckless conduct. To date, our payments for reimbursement of claims losses under these arrangements have not been material.

Underwriting, Losses and Reserves

      We believe that the level of risk undertaken pursuant to our underwriting standards is consistent with industry standards. The maximum amount of liability under a title insurance policy is usually the face amount of the policy plus the cost of defending the insured title against an adverse claim. The reserve for claim losses includes known claims as well as losses National Title Insurance of New York, Inc. (“National”) expects to incur, net of recoupments. Each known claim is reserved for on the basis of a review as to the estimated amount of the claim and the costs to settle a claim. Reserves for claims that are incurred but not reported are provided for at the time premium revenue is recognized based on historical loss experience and other factors, including industry averages, claim loss history, legal environment, geographic considerations and types of policies written. The occurrence of a significant major claim (those greater than $500,000) in any given period could have a material adverse effect on National’s financial condition and results of operations for such period.

      If a loss is related to a policy issued by an independent agent, National may proceed against the independent agent pursuant to the terms of the agency agreement. In any event, National may proceed against third parties who are responsible for any loss sustained under the title insurance policy under rights of subrogation.

      We believe that our quality controls and underwriting standards help minimize our net title claims paid. We will further reduce losses by following aggressive recoupment procedures under rights of subrogation or warranties and by carefully reviewing all claims.

      Courts and juries sometimes award damages against insurance companies, including title insurance companies, in excess of policy limits. Such awards are typically based on allegations of fraud, misrepresentation, deceptive trade practices or other wrongful acts commonly referred to as “bad faith.” Although National has not experienced damage awards materially in excess of policy limits, the possibility of such bad faith damage awards may cause increased costs and difficulty in settling title claims.

      National generally pays losses in cash. In some instances claims are settled by purchasing the interest of the insured in the real property or the interest of the adverse claimant. Such interests are generally recorded as an asset on National’s books at the lower of cost or fair value less selling costs and any related indebtedness is carried as a liability.

      National also accrues reserves related for losses arising from the escrow, closing and disbursement functions due to fraud or operational error based on historical experience.

Reinsurance

      In the ordinary course of business, National reinsures certain risks with other title insurers for the purpose of limiting its maximum loss exposure and also assumes reinsurance for certain risks of other title insurers for the purpose of earning additional income. National cedes or assumes a portion of certain policy liabilities under agent fidelity, excess of loss and case-by-case reinsurance agreements. Reinsurance agreements provide that the reinsurer is liable for loss and loss adjustment expense payments exceeding the amount retained by the ceding company. However, the ceding company remains primarily liable in the event the reinsurer does not meet its contractual obligations. National did not assume or cede any significant policy liabilities during 2001, 2000 and 1999, respectively.

Competition

      The title insurance industry is highly competitive in the attraction and retention of customers and independent agents. The number of competing companies and the size of such companies varies in the different geographic areas in which we conduct business. Generally, we compete with many other title insurers and agents, with the most effective competition coming from companies which possess greater capital resources. Approximately 1,700 title companies, less than 75 of which are underwriters, are members of the American Land Title Association, the title insurance industry’s national trade association.

      The title insurance industry, however, is heavily concentrated. It is estimated that the five largest title insurance underwriters, either directly or through their agents, accounted for approximately 89% of the policy premium revenue in the United States in 2000 and 90% in 1999. In our principal markets, competitors currently include direct operations and agents of the title insurance subsidiaries of Fidelity National Financial, Inc., Chicago Title Corporation (which was acquired by FNF on March 20, 2000), First American Financial Corporation, LandAmerica Financial Group, Inc., Old Republic International Corporation and Stewart Information Services Corporation, as well as numerous independent agency operations at the local level. We may also face competition from entrants into the industry and the geographic markets it plans to service.

      The escrow and other real estate related services industry is also highly competitive and extremely fragmented. Our competition with respect to such services includes not only other title underwriters and title agents in the insurance industry, but also companies, both local and nationally, that specialize in providing a particular service.

      Because the parties to a real estate transaction are usually concerned with time schedules and costs associated with delays in closing the transaction, competition is based primarily on the quality and timeliness of service. We believe that our competitive position is enhanced by our quality customer service, and that the price of title insurance is typically not an important competitive factor.

Marketing

      We attempt to increase the volume of our title insurance and real estate related services business primarily through customer solicitation by sales personnel. The primary source of this business is from independent escrow companies, real estate brokers and agents, developers, mortgage brokers, mortgage bankers, financial institutions and attorneys. We believe that the personal contacts maintained by our sales personnel with these customers are critical to generating title insurance business. We therefore actively encourage our branch personnel to continually develop new business relationships with persons in the real estate business community. In addition to generating business through direct solicitation and general advertising, we believe that excellent service is an important competitive factor in attracting and retaining customers, and measure customer service in terms of quality and timeliness in the delivery of services.

Regulation

      Title insurance companies, including underwriters, underwritten title companies and independent agents, are subject to extensive regulation under applicable state laws. As an agent, we are subject to regulation in California and Arizona. In California, we are regulated by the Department of Insurance State of California and in Arizona is regulated by the State Banking Department, State of Arizona. See Note 9 to Notes to the Consolidated Financial Statements. Such regulations include licensing requirements for the counties in which we operate, and regulations relating to minimum levels of net worth and working capital.

      Current regulations require that ATC maintain a minimum net worth of $400,000. The net worth of ATC was $33.4 million, $23.0 million and $20.5 million for the years ended December 31, 2001, 2000 and 1999, respectively. See Note 9 of Notes to Consolidated Financial Statements.

      Insurance underwriters are usually subject to a holding company act in their state of domicile that regulates, among other matters, the ability to pay dividends and investment policies. The laws of most states in which National transacts business establish supervisory agencies with broad administrative powers relating to issuing and revoking licenses to transact business, regulating trade practices, licensing agents, approving policy forms, accounting principles, financial practices, establishing reserve and capital and surplus requirements, defining suitable investments for reserves, capital and surplus and approving rate schedules. In 1998, the National Association of Insurance Commissioners approved codified accounting practices that changed the definition of what constitutes prescribed statutory accounting practices that resulted in changes to the accounting policies that insurance enterprises use to prepare their statutory financial statements commencing in 2001. We have evaluated the effects of these rules and believe they will not have a material effect on the statutory capital and surplus of National.

      Pursuant to statutory accounting requirements of the various states in which National is licensed, it must defer a portion of premiums earned as an unearned premium reserve for the protection of policyholders and must maintain qualified assets in an amount equal to the statutory requirements. The level of unearned premium reserve required to be maintained at any time is determined on a quarterly basis by statutory formula based upon either the age, number of policies and dollar amount of policy liabilities underwritten or the age and dollar amount of statutory premiums written. The statutory unearned premium reserve required and reported for National was $3.0 million, $3.2 million and $3.7 million as of December 31, 2001, 2000 and 1999, respectively.

      National is regulated by the Insurance Commissioner of the State of New York. Regulatory examinations usually occur at three-year intervals and examination was in progress for National (1998). In December 2000, the New York Department of Insurance issued its draft report of the December 31, 1998 examination. In February 2001, we accepted the report as issued by the State of New York Insurance Department for the 1998 examination and all issues and comments were resolved. The findings in the examination report had no impact on National’s statutory results at December 31, 2001. National was notified that the report was adopted and filed by the Department.

      The Auditor Division of the Controller of the State of California is currently conducting an examination of the funds due the State of California under various escheatment regulations for the years ended December 31, 1998 and prior. We have not received a preliminary report as the audit is ongoing. We do not believe that either the examinations being performed by the insurance regulators or the Controller of the State of California will have a material impact on our financial position, our results of operations or our statutory capital and surplus.

      In June 2001, auditors from the State of California, Department of Insurance commenced a market conduct examination of ATC. Similar examinations have been or are being conducted at virtually all companies in the title insurance business. The examination is in its preliminary stages and is on going. We are unable to form a professional judgement that an unfavorable outcome is either probable or remote, however, management does not believe that any outcome will have a material affect on our financial statements.

      Statutorily calculated net worth determines the maximum insurable amount under any single title insurance policy. As of January 1, 2002, National’s self-imposed single policy maximum insurable amount, which complies with statutory limitations, was $6.0 million.

      National is subject to regulations that restrict its ability to pay dividends or make other distributions of cash or property to its parent company without prior approval from the Department of Insurance of the State of New York. The maximum amount of dividends which can be paid by National to shareholders without prior approval of the Insurance Commissioner is subject to restrictions. No dividends, including all dividends paid in the preceding twelve months, which exceed 10% of the outstanding capital shares can be paid without prior approval unless after deducting dividends National has surplus to policyholders at least equal to the greater of 50% of its reinsurance reserves or 50% of the minimum capital required. Additionally, dividends are further limited to National’s earned surplus. Based on this formula, National could pay dividends to ATC of $38,400 during 2002.

      Pursuant to statutory requirements of the State of New York, National must maintain certain levels of minimum capital and surplus. The statutory capital and surplus of National was $3.7 million, $3.3 million and $2.5 million at December 31, 2001, 2000 and 1999, respectively. The statutory earnings of National were $617,000, $684,000 and $426,000, for the years ended December 31, 2001, 2000 and 1999, respectively. National is compliant with the minimum statutory requirements as of December 31, 2001.

Ratings

      National is regularly assigned ratings by independent agencies designed to indicate their financial condition and/or claims paying ability. Financial data and other information are supplied to the rating agencies and subjected to quantitative and qualitative analyses from which the ratings are derived. National’s rating, as assigned during 2001, 2000 and 1999, is listed below:

Demotech, Inc.
(Financial Stability Rating)

National Title Insurance of New York, Inc.	A

Investment Policies and Investment Portfolio

      Our investment policy is designed to maintain a high quality portfolio, maximize income, minimize interest rate risk and match the duration of the portfolio our liabilities. Our practice is to purchase investment grade fixed maturity securities. Our portfolio is subject to economic conditions and normal market risks and uncertainties.

      All of National’s investment assets qualify as “admitted assets” and for purposes of capital and surplus and unearned premium reserves as prescribed by various state insurance regulations. These investments are restricted by the state insurance regulations of its domiciliary state and are limited primarily to cash and cash equivalents, federal and municipal governmental securities and other corporate investments. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources.”

      The carrying amount of all of our investments, which approximates the fair value of total investments, was $24.7 million and $10.5 million for the years ended December 31, 2001 and 2000, respectively.

      The following table sets forth certain information regarding the investment ratings of our fixed maturity portfolio at December 31, 2001 and 2000:

	2001				2000

	Amortized	% of	Fair	% of	Amortized	% of	Fair	% of
Ratings(1)	Cost	Total	Value	Total	Cost	Total	Value	Total

	(Amounts in thousands, except percentages)
AAA	$11,107	50.6%	$11,218	51.1%	$1,777	19.5%	$1,780	21.0%
AA	3,390	15.5	3,434	15.6	628	6.9	627	7.4
A	2,156	9.8	2,178	9.9	5,196	57.1	5,230	61.8
Other	5,278	24.1	5,135	23.4	1,504	16.5	825	9.8

	$21,931	100.0%	$21,965	100.0%	$9,105	100.0%	$8,462	100.0%

(1)	Ratings as assigned by Standard & Poor’s Corporation.

      The following table sets forth certain information regarding our fixed maturity securities at December 31, 2001. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturity securities with an amortized cost of $1.5 million and a fair value of $1.3 million were callable at December 31, 2001:

	2001

	Amortized	% of	Fair	% of
Maturity	Cost	Total	Value	Total

	(Amounts in thousands, except percentages)
One year or less	$2,304	10.5%	$2,350	10.7%
After one year through five years	$13,539	61.7	$13,706	62.4
After five years through ten years	$6,088	27.8	$5,909	26.9

	$21,931	100.0%	$21,965	100.0%

      Equity securities at December 31, 2001 and 2000 consist of investments as follows:

	December 31,

	2001		2000

		Fair		Fair
	Cost	Value	Cost	Value

	(Amounts in thousands, except percentages)
Industrial, miscellaneous and all other	$656	$2,756	$1,657	$2,071

      Our investment results for the years ended December 31, 2001, 2000 and 1999 were as follows:

	December 31,

	2001	2000	1999

	(Amounts in thousands, except percentages)
Net investment income(1)	$1,262	$1,186	$930
Average invested assets	30,438	18,798	20,573
Effective return on average invested assets	4.1%	6.3%	4.5%

(1)	Net investment income as reported in the Consolidated Statements of Earnings has been adjusted in the presentation above to provide the tax equivalent yield on tax exempt investments and to exclude net realized capital gains on the sale of investments and other assets. Net realized capital gain (loss) totaled $1.0 million, ($139,000) and $0 in 2001, 2000 and 1999, respectively.

Relationship with Fidelity National Financial, Inc.

      ATC, our primary subsidiary, commenced business in 1989, and was acquired by FNF in January 1996, at which time ATC’s operations had been conducted solely in Kern County, California. Following FNF’s acquisition, ATC’s expansion strategy included acquiring and opening offices in selected other counties located throughout California. In January 1997, FNF contributed to ATC all of the outstanding stock of American Title Insurance Agency of Arizona, Inc., a title agency located in Phoenix, Arizona and Landmark REO Management Services, Inc., a property management company.

      We were incorporated in November 1996 by our current management. In July 1997, we acquired 60% of the outstanding stock of ATC from FNF for $6.0 million. We funded the purchase price through debt, all of which we have repaid from operations or as a result of our reorganization. In November 1998, we acquired the remaining 40% of the outstanding common stock of ATC from FNF in exchange for 2,887,495 shares of Company common stock or approximately 43% of the outstanding shares immediately prior to our initial public offering. Concurrent with that reorganization, $3.5 million of our debt from the initial acquisition of ATC stock was repaid. Our stockholders (other than FNF) assumed the remaining unpaid balance of the acquisition debt in the amount of $1.2 million. In August 1997, ATC purchased all of the outstanding common stock of Santa Barbara Title Company. In 1997 we formed our other subsidiaries, American Document Services, Inc., West Point Appraisal Services, Inc., West Point Support Services, Inc. and West Point Properties, Inc. In April 1999, Santa Barbara Title Company (“SBT”) merged with ATC. In December 2000, ANFI formed American Exchange Services, Inc.

      In June 1999, we acquired National Title Insurance of New York Inc., a New York domiciled underwriter, from a subsidiary of FNF for $3.25 million. National is licensed to issue title insurance in 34 states, the District of Columbia and the U.S. Virgin Islands. Our purpose in acquiring National was to own an underwriter, which will enable us to both: (1) generate underwriting fees and (2) expand geographically into counties and states in which National is presently licensed. We believe our expansion can be accomplished more quickly and cost-effectively through this acquisition than through other means. We also believe that the acquisition expands the business opportunities for our current and potential employees and affiliates, aiding our recruitment efforts, and will permit us to generate additional revenue by writing title insurance policies in those geographic areas which are not covered by ATC’s exclusive agency arrangements with CTIC.

      In September 2000, we purchased the assets of CTIC’s Pima County, Arizona operation, American Title Agency of Pima County, Inc. The acquisition adds four offices, located in Tucson, to our Arizona network. See Note 3 of Notes to Consolidated Financial Statement.

      We have a common director with FNF, resulting from FNF’s involvement in the organization of, and its equity ownership position in us. In addition there is also existing business and contractual relationships between the two companies. Our principal subsidiary, ATC, was a wholly owned subsidiary of FNF until July 1, 1997, when we acquired 60% of ATC’s outstanding common stock for $6.0 million in cash. As a result of the reorganization and following our initial public offering, FNF owned approximately 28.0% of our outstanding common stock. In a private transaction on June 7, 2001, we purchased 1,117,500 shares of our common stock from FNF for $4.9 million or $4.36 per share, which is FNF’s cost. The fair market value of our common stock on the transaction date was $3.99 per share. After this transaction FNF owned approximately 19.5% of our common stock. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview” and Note 12 of Notes to Consolidated Financial Statements.

      CTIC entered into an Issuing Agency Agreement with our wholly-owned subsidiary American Title Company (ATC) where ATC agreed that until June 30, 2007 it will act as an agent for CTIC with respect to the procurement of title insurance policies in 16 counties in California and Arizona, subject to certain exceptions. This exclusive arrangement with CTIC does not apply to other counties into which we expand in the future. Under the Issuing Agency Agreement with CTIC, furnishing title insurance products and services, ATC pays FNTIC an administration fee of 1% of gross premiums for administrative services including accounting, legal and human resources. This administrative service arrangement can be terminated by ATC upon 90 days notice to FNTIC.

Employees

      As of December 31, 2001, we had 1,013 full time employees. We believe our success depends significantly on attracting and retaining talented and experienced personnel. We locate and recruit our personnel primarily through personal contacts in the industry and our executive officers are actively involved in the recruitment process. We offer competitive packages of base and incentive compensation and benefits in order to attract and motivate our employees. We believe our employee relations are good.

Risk Factors

      Our investment securities are speculative in nature and an investment in such securities involves a high degree of risk. You should consider, along with the other information contained in this Annual Report on Form 10-K, the following considerations and risks in evaluating an investment in us.

Cyclical Nature of Real Estate Market

      The title insurance industry is dependent on the volume of real estate transactions that occur. Substantially all of our title insurance, escrow and other real estate service business result from:

•	sales and refinancing of real estate, primarily residential properties, and

•	the construction and sale of new properties.

      Real estate activity is cyclical in nature and is highly sensitive to the cost and availability of long-term mortgage funds and general economic conditions. Real estate activity and, in turn, our revenue base, can be adversely affected when:

•	interest rates are high,

•	money supply for mortgages are limited, and

•	when the economy as a whole weakens.

      During 1998 and first half of 1999, low mortgage interest rates and a strong California real estate market contributed to increased residential transaction activity, benefiting our business. However, the high volume of refinance activity experienced in early 1999 virtually disappeared when mortgage rates began to climb during the last half of 1999 and 2000. Beginning in late 2000 and continuing throughout 2001 interest rate decreases caused by Federal Reserve Bank actions resulted in bringing interest rates to their lowest levels in approximately two years, which was a 475 basis point reduction since January 1, 2001, providing us with a favorable business environment.

      It is impossible to predict the future direction interest rates and the real estate market may move or fluctuate. No assurance can be given that historical levels of premiums and fees received by us recently will occur in the future.

Geographic Concentration

      We derived substantially all of our revenues from real estate transactions occurring in California. Due to the relatively high cost of real estate in California, the real estate market may be more sensitive to fluctuations in interest rates and general economic conditions than other regions of the United States. Adverse economic conditions affecting the California real estate market could have a material adverse effect on our business, financial condition and results of operations.

Risks Associated with the Relationship with Fidelity National Financial, Inc.

      We maintain a close relationship with FNF and its subsidiaries and rely upon them for a number of services in connection with our operations. We agreed, that until June 30, 2007, we will act exclusively as an agent for CTIC with respect to the procurement of title insurance policies in 13 selected counties in California and three counties in Arizona, subject to certain exceptions. In exchange for an administrative fee, FNTIC provides a variety of services for ATC, including accounting, legal and human resources services. The unexpected loss of CTIC underwriting or FNTIC’s administrative services, for any reason, could result in an interruption in our operations until such services are secured elsewhere, which could have a material adverse effect on our business, financial condition and results of operations. See “Relationship with Fidelity National Financial, Inc.”

      Certain of FNF’s subsidiaries are our competitors in several of our markets. One of our directors and certain officers is also a director or officer of FNF. Accordingly, there is a possibility that our interests and FNF’s interests might conflict. There can be no assurance that our director or our officers, in satisfying their fiduciary duties and the requirements of applicable statutory laws to ensure such conflicts are properly resolved, can or will act in our best interests.

Risks Associated with National

      In June 1999, ATC acquired all of the outstanding capital stock of National from FNF. Due to the affiliated nature of the parties, this should not be considered an arm’s length transaction. National, a New York domiciled insurance underwriter, is currently licensed to issue title insurance policies in 34 states, the District of Columbia and the U.S. Virgin Islands, with applications pending for two other states. An element of our business strategy is to utilize National not only as a means to generate underwriting premiums but to expand geographically into states where we do not currently operate. This was the primary purpose of the National acquisition. In addition, National does not currently underwrite a significant amount of title insurance policies through direct operations or agency relationships and we are required to commit resources to establish direct operations and agency relationships in order to realize the benefits of this acquisition. Cash resources for the development of National is provided by current cash balances and internally generated funds. National’s principal value lies in the licenses it holds to operate as an underwriter and the strategic options we pursue in utilizing the licenses. There can be no assurance that we will be able to develop any significant business or generate title insurance premiums through National, or that we will realize any of the benefits anticipated from the acquisition of National.

Competition

      The title insurance business is very competitive, primarily in the areas of service and expertise. The size and financial strength of the title insurer who underwrites the policies are also important factors in decisions relating to the purchase of title insurance. Many of our competitors have greater financial, personnel, marketing and other resources, and some are underwritten by larger title insurance companies. Also, the removal of regulatory barriers in the future might result in new competitors, including financial institutions, entering the title insurance business. Intense competition among the more established title insurance companies and any such new entrants could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Possible Acquisitions

      An element of our business strategy is to expand our operations through the acquisition of complementary businesses. We have no agreements, understandings or commitments and are not currently engaged in negotiations with respect to any additional acquisition. There can be no assurance that we will be able to identify, acquire, profitably manage or successfully integrate any businesses without incurring substantial expenses, delays or other operational or financial problems. Moreover, competition for acquisition candidates is intense, which could both increase the price of any acquisition targets and decrease the number of attractive companies available for acquisition. Furthermore, acquisitions involve a number of special risks, including diversion of management’s attention, failure to retain key acquired personnel, increased costs to improve managerial, operational, financial and administrative systems and legal liabilities, some or all of which could materially and adversely affect our business, operating results and financial condition. We may have to issue additional equity securities or incur indebtedness in order to finance the acquisition of other businesses. In addition, there can be no assurance that acquired businesses, if any, will achieve anticipated revenues and earnings or performance at levels we have historically enjoyed. Our failure to manage our acquisition strategy successfully could materially and adversely affect our operating results and financial condition.

Management of Growth

      We are growing significantly, and we intend to pursue further growth as part of our business strategy. Our ability to effectively manage the growth of our operations will require us to continue to improve our operational, financial and other internal systems and to attract, develop, motivate and retain our employees. Our rapid growth has presented and will continue to present numerous operational challenges, such as the assimilation of financial reporting systems, and will increase the demands on our senior management and our systems and internal controls. In addition, our success depends in large part upon our ability to attract, develop, motivate and retain talented employees with significant industry experience and contacts. Such employees are currently in great demand and there is significant competition for employees with the requisite skills and experience from other national and regional title companies. There can be no assurance that we will be able to attract and retain the qualified personnel necessary to pursue our growth strategy. There can be no assurance that we will be able to maintain or accelerate our current growth, effectively manage our expanding operations or achieve planned growth on a timely or profitable basis. To the extent we are unable to manage our growth effectively and efficiently, our business, financial condition and results of operations could be materially and adversely affected.

Cautionary Statements Regarding Forward-Looking Information

      We wish to caution readers that the forward-looking statements contained in this Form 10-K under “Item 1. Business”, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Item 7a. Quantitative and Qualitative Market Risk Disclosures” and elsewhere in this Form 10-K involve known and unknown risks and uncertainties which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by any forward-looking statements made by or on behalf of us. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are filing the following cautionary statements identifying important factors that in some cases have affected, and in the future could cause our actual results to differ materially from those expressed in any such forward-looking statements.

      The factors that could cause our results to differ materially include, but are not limited to, general economic and business conditions, including interest rate fluctuations; the impact of competitive products and pricing; success of operating initiatives; adverse publicity; changes in business strategy or development plans; quality of management; availability, terms, and deployment of capital; the results of financing efforts; business abilities and judgment of personnel; issues, availability of qualified personnel; employee benefit costs and changes in, or the failure to comply with government regulations.

Item 2.	Properties

      Our corporate office is currently located in Orange, California. Most of our offices are leased, with the exception of two buildings we own: a branch office building in Phoenix, Arizona, and the corporate office building located at 1111 E. Katella Avenue, Orange, CA. The corporate office building was acquired with the proceeds of a $2.1 million original note that bears interest at the lending institutions prime rate, and monthly principal payments of $4,400 per month and collateralized by a deed of trust. The outstanding balance at December 31, 2001 and 2000 was $1.9 million and $2.0 million, respectively.

      In February 2002, we entered into an agreement to purchase an office building located in the County of Orange for $1.1 million, based on certain conditions and inspections. The close of escrow is anticipated on or around April 15, 2002.

Item 3.	Legal Proceedings

      In the ordinary course of business, we are subject to claims made under, and from time to time we are named as defendants in legal proceedings relating to, policies of insurance we have issued or other services performed on behalf of insured policyholders and other customers. We are involved from time to time in routine litigation incidental to the conduct of our business, apart from claims made under title insurance policies. There are currently no material pending litigation proceedings to which we are a party or to which any of our property is subject. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Industry Overview and Recent Developments” and Note 11 of Notes to Consolidated Financial Statements.

      In June 2001, auditors from the State of California, Department of Insurance commenced a market conduct examination of ATC. Similar examinations have been or are being conducted at virtually all companies in the title insurance business. The examination is in its preliminary stages and is ongoing. We are unable to form a professional judgement that an unfavorable outcome is either probable or remote, however, management does not believe that any outcome will have a material affect on our financial statements.

Item 4.	Submissions of Matters to a vote of Security Holders

      We did not submit any matters to a vote of security holders in the fourth quarter of 2001.

PART II

Item 5.     Market for Registrant’s Common Stock and Related Shareholder Matters

      We completed our initial public offering on February 12, 1999. Prior to that time there was no market for our common stock. The following table sets forth the range of high and low closing prices for our common stock on the NASDAQ stock exchange and the amounts of dividends per share on our common stock.

			Dividends
	High	Low	Declared

Year ended December 31, 2001:
First quarter	$3.64	$2.18	$0.07
Second quarter	4.11	2.91	0.07
Third quarter	7.20	4.00	0.10
Fourth quarter	6.89	5.24	0.10
Year ended December 31, 2000:
First quarter	$2.86	$2.18	$0.07
Second quarter	2.73	2.00	0.07
Third quarter	2.28	1.95	0.07
Fourth quarter	2.33	2.27	0.07

      The foregoing amounts have been adjusted to give retroactive effect to a 10% stock dividend in May 2001 and the five-for-four (25%) stock split in July 2002.

Dividend Policy and Restriction on Dividend Payments

      Since the first quarter of 1999, we have paid cash dividends on a quarterly basis, which payments have been made at the discretion of our Board of Directors. In September 2001, our dividend per share increased to $.10. The continued payment of dividends will depend upon operating results, business requirements, regulatory considerations and other factors. As of March 20, 2002, we had less than 800 shareholders of record.

      National is subject to regulations that restrict its ability to pay dividends or make other distributions of cash or property to its parent company without prior approval from the Department of Insurance of the State of New York. The maximum amount of dividends which can be paid by National to shareholders without prior approval of the Insurance Commissioner is subject to restrictions. No dividends, including all dividends paid in the preceding twelve months, which exceed 10% of the outstanding capital shares can be paid without prior approval unless after deducting dividends National has surplus to policyholders at least equal to the greater of 50% of its reinsurance reserves or 50% of the minimum capital required. Additionally, dividends are further limited to National’s earned surplus. Based on this formula, National could pay dividends to ATC of $38,400 during 2002.

Item 6.     Selected Financial Data

      The following information should be read in conjunction with the consolidated financial statements and the notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this Form 10-K. Share per and share data has been retroactively adjusted for the 10% stock dividend in May 2001 and the five-for-four stock split (25%) in July 2002.

	Years Ended December 31,

	2001	2000	1999	1998

	(Amounts in thousands, other than earnings
	per share, order and fee per file data)
Balance Sheet Data:
Cash and short term investments	$10,018	$9,865	$4,875	$10,495
Investments	24,721	10,533	14,022	—
Total assets	66,653	53,341	47,324	37,376
Due to affiliate and capital leases with affiliates	3,536	3,230	1,642	1,893
Shareholders’ equity	35,913	31,977	32,031	19,898
Statement of Operations Data:
Net title service revenue — related party	$76,435	$44,144	$51,899	$52,684
Escrow fees	32,176	21,969	25,190	24,267
Underwriting premiums	8,890	3,461	452	—
Ancillary service fees	17,080	12,684	11,362	14,697
Gain (loss) on sale/exchange of equity security	1,001	(134)	—	—
Investment revenue	1,267	1,047	930	369

Total revenue	136,849	83,171	89,833	92,017

Personnel costs	73,909	51,189	54,277	49,435
Other operating expenses	35,233	23,245	19,759	18,069
Title plant rent and maintenance	7,946	5,322	6,264	7,156

Total expenses	117,088	79,756	80,300	74,660

Earnings before income taxes and minority interest on net earnings of consolidated subsidiary	19,761	3,415	9,533	17,357
Income taxes	8,497	1,400	3,908	7,257

Earnings before minority interest in net earnings of consolidated subsidiary	$11,264	$2,015	$5,625	$10,100
Minority interest in net earnings of consolidated subsidiary	—	—	—	(3,235)

Net earnings	$11,264	$2,015	$5,625	$6,865

	Years Ended December 31,

	2001	2000	1999	1998

	(Amounts in thousands, other than earnings
	per share, order and fee per file data)
Per Share Data:
Earnings per share:
Basic	$1.20	$.20	$.60	$1.55
Diluted	1.09	.20	.59	1.43
Weighted average common shares outstanding:
Basic	9,386	10,085	9,445	4,432
Diluted	10,295	10,085	9,485	4,813
Other Operating Data:
Gross title insurance premiums(1)	$88,391	$51,113	$58,370	$59,206
Orders opened(1)	210,000	111,000	119,000	147,000
Orders closed(1)	127,000	73,200	88,900	98,300
Average fee per file(1)	$848	$1,109	$940	$825

(1)	Average fee per file information for ATC, Pioneer Land Title and National direct branches consists of gross title insurance premiums, escrow fees and other title-related fees divided by the number of closed files (not including revenue generated by our STAR Product, which are excluded due to the abbreviated characteristics of the policy). In addition, non title-related revenues and investment income are excluded as there are no associated closed files. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Quarterly Financial Data (Unaudited)

      Selected quarterly financial data is as follows:

	Quarter Ended

	March 31,	June 30,	September 30,	December 31,

	(In thousands, except share data)
2001
Revenue	$28,470	$35,516	$33,738	$39,125
Earnings before income taxes	3,830	5,769	4,892	5,270
Net earnings, basic and diluted basis	2,260	3,404	2,837	2,763
Basic earnings per share	.22	.35	.32	.31
Diluted earnings per share	.21	.33	.29	.28
Dividends paid per share	.07	.07	.10	.10
2000
Revenue	$17,689	$20,916	$21,762	$22,804
Earnings (loss) before income taxes	(563)	1,089	1,384	1,505
Net earnings (loss), basic and diluted basis	(332)	643	817	887
Basic earnings (loss) per share	(.03)	.06	.08	.09
Diluted earnings (loss) per share	(.03)	.06	.08	.09
Dividends paid per share	.07	.07	.07	.07

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

      The following discussion provides information to help understand and assess significant changes and trends related to our financial condition and results of operations. You should read this discussion and analysis in conjunction with the consolidated financial statements and the notes thereto.

Overview

      Certain reclassifications have been made to ANFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to conform with the September 30, 2002 presentation. In addition, transitional disclosures required under Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” paragraph 61, have been added and all data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effect of the five-for-four (25%) stock split declared by ANFI’s Board of Directors on June 27, 2002, and effective July 18, 2002.

      Our revenue is closely related to the level of real estate activity and the average price of real estate sales. Real estate sales are directly affected by the availability of funds to finance purchases. Other factors affecting real estate activity include demand, mortgage interest rates, family income levels and general economic conditions. Since late 1995, decreases in mortgage interest rates and the resulting improvement in the real estate market have had a favorable effect on the level of real estate activity, including refinancing transactions, new home sales and resale transactions. The overall economic environment, stable mortgage interest rates and strength in the California and West Coast real estate market contributed to very positive conditions for the industry throughout all of 1996, 1997 and 1998 and the first six months of 1999. However, mortgage rates began to climb during the last half of 1999 and continued through 2000, virtually eliminating the volume of refinance activity experienced in the prior year and early 1999. Beginning in late 2000 and continuing throughout 2001 interest rate decreases caused by actions taken by the Federal Reserve Bank resulted in bringing interest rates to their lowest levels in approximately two years, which was a 475 basis point reduction since January 1, 2001. The interest rate decreases created opportunity for the industry.

      Our revenues include net title service revenue (which also includes trustee sale guarantee fees of $1.2 million), escrow fees, underwriting premiums, ancillary service fees, gain (loss) on sale/ exchange of equity security, and investment revenue. Our operations generate escrow fees from holding and disbursing funds and documents in connection with the closing of real estate transactions. Escrow fees generally fluctuate in a pattern consistent with the fluctuation in net title service revenue.

      Our ancillary services complement title and escrow services. In addition, many of these real estate related services are counter-cyclical to our title insurance and escrow services.

      Investment revenue consists of revenues received from our investment portfolio. Underwriting premiums represent income derived from National’s current office operations, which include New York, Tennessee, Florida and independent agents.

      Net title service revenue, escrow fees and underwriting premiums are recognized as income at the time the underlying real estate transaction closes. Expenses directly related to the title and escrow process are recognized as they are incurred, throughout the duration of the transaction. As a result, our recognition of revenue lags approximately 45-90 days behind the recognition of the corresponding expenses. Ancillary service fees are recognized as income over the period during which the service is provided. These factors may result in fluctuations in gross margins.

      Net title service revenues consist of gross title insurance premiums less an 11% underwriting fee paid to the underwriter. Fees to underwriters represent the portion of gross title insurance premiums paid by our underwritten title companies to CTIC, pursuant to the terms of the Issuing Agency Agreement.

      Beginning in January 1997, ATC entered into an Issuing Agency Agreement under which ATC pays CTIC an underwriting fee equal to 11% of the gross title insurance premiums received. In addition, ATC pays FNF a administrative fee equal to 1% of gross title insurance premiums for certain accounting, human resources and legal services provided by FNF. We believe that the amount of these fees is reasonable in light of the level of services received and the estimated costs of performing these services internally.

      While the number of orders that are closed affects our revenue, personnel costs are the largest component of our expenses. Since personnel costs are relatively fixed over the short-term, in a rapidly declining market, reductions in the number of orders can adversely affect margins. Gross margins are also affected by the relative numbers of orders that relate to refinancing transactions as compared to those relating to real estate sale transactions.

      The average fee per file and corresponding gross margins are higher for real estate sale and resale transactions than refinance transactions for three principal reasons: (i) a larger percentage of sale and resale orders close as compared to refinance orders, (ii) typically two policies are issued in a resale transaction (one each to the buyer and lender) whereas only one is issued in a refinance transaction and (iii) the base rate charged on sale and resale transactions is typically higher than that charged on refinance transactions.

      Because title insurance premiums are calculated with regard to the purchase price of the property or the amount of the related mortgage, average fees per file will also increase during periods in which real estate prices and corresponding mortgage loans are increasing.

Results of Operations

      The following discussion presents a comparison of 2001, 2000 and 1999.

Revenue

      The following table presents information regarding the components of our revenue:

	Year Ended December 31,

	2001	2000	1999

	(Amounts in thousands other than
	orders and fee per file)
Net title service revenue — related party	$76,435	$44,144	$51,899
Escrow fees	32,176	21,969	25,190
Underwriting premiums	8,890	3,461	452
Ancillary service fees	17,080	12,684	11,362
Gain (loss) on sale/exchange of equity security	1,001	(134)	—
Investment revenue	1,267	1,047	930

Total revenue	$136,849	$83,171	$89,833

Orders closed	127,000	73,200	88,900
Average fee per file	$848	$1,109	$940

      The premium increases from the first half of 1999 were indicative of the favorable market conditions existing during that period. In the last six months of 1999 and continuing through the year 2000, refinancing transactions declined from the prior record levels. As the refinance transactions decreased our fee per file increased due to the shift from a refinance market to a market driven by new home purchases and resales. The trend reversed in 2001 with the decline in interest rates.

      Total revenue in 2001 increased 64.5% to $136.8 million from $83.2 million in 2000. The increase in total revenues in 2001 is primarily the result of our strength in our title and ancillary services, which were positively impacted by favorable market conditions, especially the favorable real estate market caused in part by reduced interest rates and increased money supply. Total revenue in 2000 decreased 7.4% to $83.2 million from 1999 revenue of $89.8 million. The decrease in total revenues from 1999 to 2000 is due to increased interest rates that resulted in a significant decline in refinancing transactions and residential resale and new home loans.

      Net Title Service Revenue — related party. Net title service revenue in 2001 increased $32.3 million, or 73.1% to $76.4 million from $44.1 million in 2000. Net title service revenue decreased $7.8 million or 14.9% to $44.1 million from $51.9 million in 1999. The increase in net title service revenue in 2001 was indicative to the favorable market conditions existing in that period. The decrease in 2000 net title service revenue was consistent with the real estate environment and the decline in closed title orders during 2000. The average fee per file decreased to $848 in 2001 compared with $1,109 in 2000 and $940 in 1999. The fee per file fluctuation is consistent of the change in the percentage mix of title orders closing in a refinance market to the resale higher fee per file business. Gross title premiums were $88.4 million, $51.1 million and $58.4 million in 2001, 2000 and 1999, respectively.

      Escrow Fees. Revenues from escrow fees increased $10.2 million or 46.5% to $32.2 million in 2001 from $22.0 million in 2000. In 2000, escrow fees decreased $3.2 million or 12.8% to $22.0 million compared with $25.2 million in 1999. Escrow fees are primarily related to title insurance activity generated by the Company’s direct operations. The increase in 2001, is primarily the result of the current market conditions relating to refinance activity largely fueled by continued interest rate decreases. The decrease in escrow fees in 2000 was due to interest rate increases beginning in late 1999 and continuing through the beginning of 2000, along with the decline of closed title orders during that period.

      Underwriting Premiums. Underwriting premiums in 2001 increased $5.4 million, or 156.9%, to $8.9 million from $3.5 million in 2000. During 2000, underwriting premiums increased $3.0 million, or 665.7% from $452,000 in 1999. The increase from 1999 is attributed to our strategy to expand our National business.

      Ancillary Service Fees. Ancillary service fees increased $4.5 million, or 36.1% to $17.1 million in 2001, from $12.6 million in 2000. In 2000, ancillary fees increased $1.2 million, or 10.5% to $12.6 million compared with $11.4 million in 1999. The steady increase in ancillary service fees is a result of the level and mix of business related to the decrease of closed title orders. In 2000 we acquired certain ancillary service companies in various separate transactions. Our strategy is to strengthen the ancillary service businesses through acquisitions and we continue to evaluate opportunities to expand our ancillary services through our core title and escrow business and our national presence. In 1999, we closed a branch operation related to the STAR product that accounted for a portion of the decline in ancillary service fees in that year.

      Gain (loss) On Sale/Exchange of Equity Security. Gain (loss) on sale/ exchange of equity security was $1.0 million, ($134,000) and $0 for the years ended December 31, 2001, 2000 and 1999, respectively, on sales of investment securities available for sale.

      Investment Revenue. Investment revenue is primarily a function of security markets, interest rates and the amount of cash available for investment. In 2001, investment revenue increased $220,000 or 21.0% to $1.3 million, compared with $1.0 million in 2000. Average invested assets increased 61.7% to $30.4 million from $18.8 million in 2000. The tax equivalent yield in 2001, excluding net realized gains and losses, decreased to 4.1% compared to 6.3% in 2000 primarily as a result of significant additions to our fixed income portfolio in the last quarter of 2001 at prevalent interest rates, which were significantly lower than 2000 due to actions taken by the Federal Reserve Board. In 2000 investment revenue income increased $117,000 or 12.6% to $1.0 million, compared with $930,000 in 1999. Average invested assets decreased 8.7% to $18.8 million from $20.6 million in 1999. The tax equivalent yield in 2000, excluding net realized gains and losses, was 6.3% compared to 4.5% in 1999. Investment revenue in 2000 increased from 1999 primarily as a result of an increase in the tax equivalent yield, excluding net realized gains and losses. Although average invested assets decreased in 2000 compared to 1999, the tax equivalent yield increased primarily due to a shift to strengthen our fixed income portfolio in 2000 as compared to investments in interest bearing accounts and certificates of deposit in 1999. Prior to 1999, we invested in interest bearing accounts and certificates of deposit. During 1999, we strengthened our balance sheet with the acquisition of National and proceeds from the Initial Public Offering.

Expenses

      The following table presents the components of the our expenses:

	Year Ended December 31,

	2001	2000	1999

	(Amounts in thousands)
Personnel costs	$73,909	$51,189	$54,277
Other operating expenses	35,233	23,245	19,759
Title plant rent and maintenance	7,946	5,322	6,264

Total expenses	$117,088	$79,756	$80,300

      Our principal costs include personnel costs, other operating expenses and title plant rent and maintenance. Personnel costs include both base salaries and commission expense paid to employees and are the most significant operating expense incurred. These expenses fluctuate with the level or orders opened and closed and the mix of revenue.

      Other operating expenses consist of facilities expenses, postage and courier services, computer services, professional services, advertising expense, general insurance, provision for claim losses, trade and note receivable allowances, depreciation and amortization expense and interest expense.

      Title plant rent and maintenance costs consist of payments to access title plants and the costs of updating these plants. Title plant rent and maintenance costs include daily update expenses that are dependent on the volume of real estate transaction activity and a rental charge that is based on actual usage.

      Personnel Costs. Personnel costs totaled $73.9 million, $51.2 million and $54.3 million for the years ended December 31, 2001, 2000 and 1999, respectively. As a percentage of total revenue, exclusive of gain (loss) on sale/ exchange of equity security and investment revenue, personnel costs were 54.9% in 2001, 62.2% in 2000 and 61.1% in 1999. Personnel costs include base salaries, commissions and bonuses paid to employees and are the most significant operating expense incurred. These costs fluctuate with the level of orders opened and closed and the mix of revenue. The decrease in personnel expenses is the result of our ability to handle increased refinance activity without a significant increase in staffing. We continue to take significant measures to maintain appropriate personnel levels and costs relative to the volume and mix of business and revenues. We continue to monitor the prevailing market conditions and will attempt to respond as necessary.

      Other Operating Expenses. Other operating expenses totaled $35.2 million, $23.2 million and $19.8 million for the years ended December 31, 2001, 2000 and 1999, respectively. As a percentage of total revenue, exclusive of gain (loss) on sale/ exchange of equity security and investment revenue, other operating expenses were 26.2% in 2001, 28.3% in 2000, and 22.2% in 1999. Other operating expenses consist of facilities expenses, provision for claim losses, professional services, advertising, postage and courier services, data processing expense, general insurance, trade and notes receivable allowance and depreciation. The decrease in other operating expenses is attributable to our aggressive cost control programs in order to maintain operating expenses consistent with levels of revenues; however, certain fixed costs are incurred regardless of revenue levels, resulting in fluctuations year over year. Other operating expenses increased as a percentage of total revenue in 2000 from 1999 due to expansions and acquisitions, including travel, conventions and other general and administrative costs. Those increases offset much of our cost control efforts in 2000. We continuously review and evaluate operating expenses relative to existing and projected market conditions.

      Title Plant Rent and Maintenance Expense. Title plant rent and maintenance expense totaled $7.9 million, $5.3 million and $6.3 million for the years ending December 31, 2001, 2000 and 1999, respectively. Title plant rent and maintenance expense decreased as a percentage of total revenue, exclusive of gain (loss) on sale/ exchange of equity security and investment revenue, to 5.9% in 2001 from 6.5% in 2000 and from 7.1% in 1999. The year over year fluctuations in plant expense is primarily a result of our expansion and various contract negotiations within several counties in California and Arizona combined with a reduction of the volume of business during 2000 compared to 1999. The agreements negotiated during 2000 resulted in significant cost reductions for us.

      Income Taxes. Income taxes for 2001, 2000 and 1999 as a percentage of earnings before income taxes was 43.0%, 41.0% and 41.0%, respectively. The fluctuations in income taxes as a percentage of earnings before income taxes are attributable to the effect of state income taxes on our wholly-owned underwritten title company and the ancillary service companies; a change in the amount and the characteristics of net income, operating income versus investment income; and the tax treatment of certain items.

Liquidity and Capital Resources

      Cash Flows. Our current cash requirements include debt service, debt relating to capital leases, personnel and other operating expenses, taxes and dividends on common stock. We believe that all anticipated cash requirements for current operations will be met from internally generated funds and through cash received from our subsidiaries. Our cash requirements include expenses relating to the development and expansion of National’s business. We presently have in place much of the infrastructure (principally consisting of personnel) that will be used for this development.

      Two significant sources of our funds are dividends and distributions from our subsidiaries. As a holding company, we receive cash from our subsidiaries in the form of dividends and as reimbursement for operating and other administrative expenses we incur. These reimbursements are executed within the guidelines of various management agreements among us and our subsidiaries. Our underwritten title company and our ancillary companies collect premiums and fees and pay underwriting fees and operating expenses. These companies are restricted only to the extent of maintaining minimum levels of working capital and net worth, but are not restricted by state regulations or banking authorities in their ability to pay dividends and make distributions.

      National is subject to regulations that restrict its ability to pay dividends or make other distributions of cash or property to its parent company without prior approval from the Department of Insurance of the State of New York. The maximum amount of dividends which can be paid by National to shareholders without prior approval of the Insurance Commissioner is subject to restrictions. No dividends, including all dividends paid in the preceding twelve months, which exceed 10% of the outstanding capital shares can be paid without prior approval unless after deducting dividends we have surplus to policyholders at least equal to the greater of 50% of its reinsurance reserves or 50% of the minimum capital required. Additionally, dividends are further limited to National’s earned surplus. During 2002, our title insurance subsidiary could pay dividends to its parent of $38,400.

      Financing. We entered into the following note payable agreements in connections with the following purchases:

•	On April 14, 1999 we purchased a home office building located in Orange, CA for $2.6 million. We borrowed $2.1 million, secured by a first trust deed. The terms of the note payable require monthly interest payments at prime rate and monthly principal payments of $4,000. The note matures on April 1, 2004.

•	In January 2000, we purchased 100% of the stock of Bancserv, Inc., a California corporation located in Yorba Linda, California. The purchase price was $1.3 million, $400,000 paid in cash and a $900,000 promissory note that bears interest at a rate of 7.5%, and is due in full on January 2005. The note requires monthly payments of $15,500 beginning February 14, 2000.

•	In February 2000, we purchased 100% of the stock of Pioneer Land Title Corporation. The purchase price was $1.8 million, $360,000 paid in cash and a $1.4 million promissory note that bears interest at 6.6% per annum from the purchase date through the fourth anniversary date.

      Financing Obligations. Our financing obligation includes notes payable in connection with the corporate office building purchase, Pioneer Land Title Corporation and Bancserv, Inc. acquisitions together with capital lease payments and operating lease commitments. As of December 31, 2001, our annual payments relating to these obligations are as follows:

							Portion
							relating
	2002	2003	2004	2005	2006	Thereafter	to interest	Total

	(Amounts in thousands)
Notes payable	$566	$578	$2,369	$15	$—	$—	$—	$3,528
Capital lease obligations
Affiliated	170	170	170	170	170	243	(269)	824
Non-affiliated	222	222	222	222	222	204	(262)	1,052
Operating lease payments	4,998	4,208	2,501	1,465	580	78	—	13,830

Total	$5,956	$5,178	$5,262	$1,872	$972	$525	(531)	$19,234

Critical Accounting Policies

      The accounting policies described below are those we consider critical in preparing our Consolidated Financial Statements. Certain of these policies require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of certain contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. See Note 2 of Notes to the Consolidated Financial Statements for a more detailed description of our significant accounting policies that have been followed in preparing our Consolidated Financial Statements.

      Revenue Recognition. Revenue fluctuates primarily with changes in mortgage interest rates and economic conditions in our markets, primarily California. While the number of orders that are closed affects our revenue, personnel costs are the largest component of our expenses. Since personnel costs are relatively fixed over the short-term, in a rapidly declining market, reductions in the number of orders can adversely affect margins. Gross margins are also affected by the relative numbers of orders that relate to refinancing transactions as compared to those relating to real estate sale transactions.

      Historically, the greatest volume of residential resale activity has usually occurred in the spring and summer months. However, events during the past five years, including numerous actions taken by the Federal Reserve Board, have caused unusual fluctuations in real estate activity, particularly in the seasonal pattern of residential resale and refinance activity. We cannot predict whether the usual spring and summer increase in volume will continue to be affected by such factors.

      To the extent real estate prices or mortgage interest rates increase due to inflationary factors, our title service revenue generally increases because premiums are determined in part by the value of property or the amount of the mortgage loan. Our personnel costs and other operating expenses are also sensitive to inflation.

      Investments. Our investment portfolio is subject to risk of potential impairment with economic downturns or a downgrade by individual securities. We evaluate our portfolio periodically for other than temporary declines, which, if identified, are recorded as realized losses.

      Costs in Excess of Net Assets Acquired (“Goodwill”). Intangible assets include acquired licenses to operate within various counties and the cost in excess of net assets acquired in connection with the acquisitions. Intangibles were amortized on a straight-line basis over a composite life of 25 years throughout December 31, 2001. Prior to January 1, 2002, goodwill was tested for impairment under FAS 121. Effective January 1, 2002, goodwill will not be amortized, but will be subject to continual recoverability analysis. See recent Accounting Pronouncements for further information.

      Escrow Accounts. In conducting our operations, we routinely hold customers’ assets in trust, pending completion of real estate transactions. Certain of these amounts are maintained in segregated bank accounts and have not been included in our Consolidated Balance Sheets. We have a contingent liability relating to proper disposition of these balances for its customers which amounted to $283.8 million at December 31, 2001.

      Reserve for Claim Losses. Our reserve for claim losses includes known claims as well as losses we expect to incur, net of recoupments. Each known claim is reserved for on the basis of a review by us as to the estimated amount of the claim and the costs required to settle the claim. Reserves for claims which are incurred but not reported are provided for at the time premium revenue is recognized based on historical loss experience and other factors, including industry averages, claim loss history, current legal environment, geographic considerations and type of policy written. The occurrence of a significant major claim in any given period could have a material adverse effect on our financial condition and results of operations for such period.

      Recent Accounting Pronouncements. In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS No. 141”) and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). SFAS No. 141 requires that all business combinations be accounted for under the purchase method. The statement further requires separate recognition of intangible assets. The statement applies to all business combinations initiated after June 30, 2001.

      SFAS No. 142 requires intangible assets to be initially recognized and measured based on fair value. The statement also provides that goodwill should not be amortized, but shall be tested for impairment annually, or more frequently if circumstances indicate potential impairment, through a comparison of fair value to its carrying amount. Existing goodwill was amortized through December 31, 2001, after which time amortization ceased. In accordance with SFAS No. 142, we performed a transitional goodwill impairment test and there was no impairment of goodwill.

      Beginning on January 1, 2002, the Company ceased recording goodwill amortization in accordance with SFAS No. 142. The following table reconciles reported net earnings and net earnings per share to adjusted net earnings and net earnings per share.

	Year Ended December 31,

	2001	2000	1999

Reported net earnings	$11,264	$2,015	$5,625
Add back: Amortization of cost in excess of net assets acquired	551	512	201
Add back: Tax effect of amortization of cost in excess of net assets acquired	—	—	—

Adjusted net earnings	$11,815	$2,527	$5,826

Basic Earnings Per Share:
Reported net earnings	$1.20	$0.20	$0.60
Amortization of cost in excess of net assets acquired	0.06	0.05	0.02
Tax effect of amortization of cost in excess of net assets acquired	—	—	—

Adjusted net earnings per share — basic	$1.26	$0.25	$0.62

Diluted Earnings Per Share:
Reported net earnings	$1.09	$0.20	$0.59
Amortization of cost in excess of net assets acquired	0.06	0.05	0.02
Tax effect of amortization of cost in excess of net assets acquired	—	—	—

Adjusted net earnings per share — diluted	$1.15	$0.25	$0.61

      In October 2001, the Financial Accounting Standard Board issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment of Long-Lived Assets” (“SFAS No. 144”) which address financial accounting and reporting for the impairment or disposal of long-lived assets. While SFAS No. 44 supersedes Statement of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” it retains many of the fundamental provisions of that statement. SFAS No. 144 will not have a material impact on our financial statement or results of operations.

      The following events affected our financial statements over the past several years.

•	We received net proceeds of approximately $8.4 million in connection with our initial public offering on February 12, 1999. The underwriters exercised an option for over allotment to purchase an additional 206,250 shares at $4.36 per share on March 31, 1999, which resulted in net proceeds in the amount of $804,000.

•	In December 2000 and continuing through April 2001, we purchased 472,866 shares of our common stock at a cost of $1.4 million (an average price per share of $2.93), pursuant to the Stock Repurchase Program approved by the Board of Directors in September 1999, authorizing the repurchase of 687,500 shares of our common stock.

•	In June 2001, we purchased 1,117,500 shares of our common stock from FNF for $4.9 million or $4.36 per share, which is FNF’s cost. The fair market value of our common stock on the date of transaction was $3.99 per share. After this transaction FNF owned approximately 19.5% of our common stock.

•	During the third quarter, we entered into a settlement agreement relating to an acquisition that resulted in a goodwill reduction in the amount of $620,000, thereby reducing intangible assets on the balance sheet.

•	In December 2001, the Board approved the cancellation and retirement of 1,670,796 shares of our common stock previously held in treasury.

      The following chronology of transactions had varying impacts on our financial statements. These acquisitions transactions were accounted for under the purchase accounting method. The results of operations were included in earnings from the date of the acquisitions through December 31, 2001.

•	In January 1999, we agreed to purchase 100% of the assets of Pacific Printers, a printing company providing affiliated and non-affiliated reproduction of forms and printing material. The purchase price was $125,000, paid in cash.

•	In February 1999, one of our directors exercised options and we received proceeds in the amount of $220,000.

•	On April 14, 1999, we purchased a corporate office building located in Orange, California for $2.6 million. We borrowed $2.1 million, secured by a first trust deed. The terms of the note payable require monthly interest payments at prime rate and monthly principal payments of $4,000. The note matures on April 1, 2004. The costs associated with the relocation to the executive offices were minimal.

•	In May 1999, the Department of Insurance, State of New York, approved the acquisition of National Title Insurance of New York, Inc. by ATC from FNF. The $3.25 million transaction was paid in cash in June 1999.

•	In January 2000, we purchased 100% of the stock of Bancserv, Inc., a California corporation located in Yorba Linda, California. Bancserv, Inc. is a document company providing outsource services to the real estate and banking industry through a national network of qualified notaries public. The purchase price was $1.3 million, $400,000 paid in cash and a $900,000 promissory note that bears interest at a rate of 7.5%, and is due in full on January 2005. The note requires monthly payments of $15,500 beginning February 14, 2000.

•	In February 2000, we purchased 100% of the stock of Pioneer Land Title Corporation (“Pioneer”), a New York corporation. Pioneer provides title and escrow services in the state of New York. The purchase price was $1.8 million, $360,000 paid in cash and a $1.4 million promissory note that bears interest at 6.6% per annum from the purchase date through the fourth anniversary date.

•	In February 2000, we purchased 100% of the membership interests of Emerald Mortgagee Assistance Company (“EMAC”), a full service provider of release and assignment document preparation, document retrieval and special title assistance headquartered in Colorado with operations nationwide. The purchase price of $1.9 million was paid in cash of $1.7 million, subject to certain purchase price adjustments based on the combined equity of EMAC and American Research Services, its affiliate, and 80,430 shares of our common stock. In July 2001, based on a settlement of the original purchase price, the shares of common stock and cash returned to the company resulted in a goodwill reduction in the amount of $620,000 on the balance sheet.

Recent Developments

      In February 2002, we entered into an agreement with Clark County Title Service, Inc. in order to gain access to the Clark County title plant, at a purchase price of $1.2 million.

      Also in February 2002, we entered into a purchase agreement with Sommerset Group, LLC, a California limited liability company to purchase real property in the County of Orange, California. Based upon certain conditions the purchase price is $1.1 million, payable at the close of escrow, which is anticipated on or about April 15, 2002.

      On February 28, 2002, Pioneer National Title of Nevada, Inc., a subsidiary of ATC, was licensed to engage in the business of title insurance in the state of Nevada.

      On March 13, 2002, the Company’s Board of Directors declared a quarterly cash dividend of $.125 per share, payable on April 8, 2002 to stockholders of record as of March 25, 2002.

      On June 27, 2002, our Board of Directors declared a five-for-four (25%) stock split effective July 18, 2002. All data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effects of the stock split.

Item 7A.     Quantitative and Qualitative Disclosure about the Market Risk of Financial Instruments

      Our Consolidated Balance Sheets includes a substantial amount of assets and liabilities whose fair values are subject to market risks. The following sections address the significant market risks associated with our financial activities for the years ended 2001 and 2000.

Interest Rate Risk

      Our fixed maturity investments and borrowings are subject to interest rate risk. Increases and decreases in prevailing interest rates generally translate into decreases and increases in fair values of those instruments. Additionally, fair values of interest rate sensitive instruments may be affected by the creditworthiness of the issuer, prepayment options, relative values of alternative investments, the liquidity of the instrument and other general market conditions.

Equity Price Risk

      The carrying values of investments subject to equity price risks are based on quoted market prices or management’s estimates of fair value as of the balance sheet date. Market prices are subject to fluctuation, and consequently, the amount realized in the subsequent sale of an investment may significantly differ from the reported market value. Fluctuation in the market price of a security may result from perceived changes in the underlying economic characteristics of the investee, the relative price of alternative investments and general market conditions. Furthermore, amounts realized in the sale of a particular security may be affected by the relative quantity of the security being sold.

      Caution should be used in evaluating our overall market risk from the information below, since actual results could differ materially because the information was developed using estimates and assumptions as described below, and because our reserve for claim losses (representing 9.1% of total liabilities) is not included in the hypothetical effects.

      The hypothetical effects of changes in market rates or prices on the fair values of financial instruments would have been as follows as of December 31, 2001:

a.	An approximate $1.0 million net increase (decrease) in the fair value of fixed maturity securities would have occurred if interest rates had (decreased) increased by 100 basis points. The change in fair values was determined by estimating the present value of future cash flows using various models, primarily duration modeling.

b.	It is not anticipated that there would be a significant change in the fair value of other long-term investments or short-term investments if there was a change in market conditions, based on the nature and duration of the financial instruments involved.

c.	Interest expense on outstanding debt would have increased (decreased) approximately $19,000, if interest rates increased (decreased) 100 basis points.

Item 8.     Financial Statements and Supplementary Data

INDEX TO FINANCIAL INFORMATION

ANFI, INC. AND SUBSIDIARIES

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders
ANFI, Inc.:

We have audited the consolidated financial statements of ANFI, Inc. and subsidiaries (the Company), formerly American National Financial, Inc., as listed in the accompanying index. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ANFI, Inc. and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

KPMG LLP

Los Angeles, California

February 21, 2002, except as to Note 13 to the consolidated
financial statements, which is as of July 18, 2002

ANFI, INC. AND SUBSIDIARIES

(Formerly American National Financial, Inc.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2001	2000

	(In thousands, except
	share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$9,400	$9,450
Short-term investments, at cost, which approximates fair market value	618	415
Accrued investment interest	383	145
Trade receivables, net of allowance for doubtful accounts of $2,011 in 2001 and $2,118 in 2000	3,803	3,925
Notes receivables — related party, net	1,812	2,141
Deferred tax asset	3,737	3,182
Prepaid expenses and other current assets	507	819

Total current assets	20,260	20,077
Investment securities available for sale, at fair market value	24,721	10,533
Property and equipment, net	7,614	7,502
Title plants	2,699	2,699
Deposits with the Insurance Commissioner	133	133
Intangibles, net of accumulated amortization of $2,022 in 2001 and $1,471 in 2000	11,226	12,397

Total assets	$66,653	$53,341

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$15,092	$5,998
Customer advances	4,802	3,087
Current portion of long-term debt	566	555
Current portion of obligations under capital leases with affiliates	102	113
Current portion of obligations under capital leases with non-affiliates	146	135
Reserve for claim losses	2,730	2,431
Income tax payable	—	1,348
Due to affiliate	2,712	2,294

Total current liabilities	26,150	15,961
Long-term debt	2,962	3,528
Obligations under capital leases with affiliates	722	823
Obligations under capital leases with non-affiliates	906	1,052

Total liabilities	30,740	21,364
Shareholders’ equity:
Preferred stock, no par value; authorized 5,000,000 shares; issued and outstanding, none	—	—
Common stock, no par value; authorized, 50,000,000 shares; issued 8,869,712 in 2001 and 10,229,920 in 2000	—	—
Additional paid-in capital	20,905	22,744
Retained earnings	13,741	9,409
Accumulated other comprehensive income (loss)	1,267	(136)
Less treasury stock, 0 shares in 2001 and 19,071 shares in 2000, at cost	—	(40)

Total shareholders’ equity	35,913	31,977

Total liabilities and shareholders’ equity	$66,653	$53,341

See accompanying notes to consolidated financial statements.

ANFI, INC. AND SUBSIDIARIES

(Formerly American National Financial, Inc.)

CONSOLIDATED STATEMENTS OF EARNINGS

	Year Ended December 31

	2001	2000	1999

	(In thousands, except per share data)
Revenues:
Net title service revenue — related party	$76,435	$44,144	$51,899
Escrow fees	32,176	21,969	25,190
Underwriting premiums	8,890	3,461	452
Ancillary service fees	17,080	12,684	11,362
Gain (loss) on sale/exchange of equity security	1,001	(134)	—
Investment revenue	1,267	1,047	930

Total revenue	136,849	83,171	89,833

Expenses:
Personnel costs	73,909	51,189	54,277
Other operating expenses includes $3,937, $3,801 and $3,789 with affiliate for the twelve-month period ended December 31, 2001, 2000 and 1999, respectively	35,233	23,245	19,759
Title plant rent and maintenance	7,946	5,322	6,264

Total expenses	117,088	79,756	80,300

Earnings before income taxes	19,761	3,415	9,533
Income taxes	8,497	1,400	3,908

Net earnings	$11,264	$2,015	$5,625

Basic earnings per share	$1.20	$0.20	$0.60

Weighted average shares outstanding, basic basis	9,386	10,085	9,445

Diluted earnings per share	$1.09	$0.20	$0.59

Weighted average shares outstanding, diluted basis	10,295	10,085	9,485

Cash dividends per share, actual	$0.45	$0.40	$0.40

Cash dividends per share after giving retroactive effect to 10% stock dividend and 25% stock split	$0.34	$0.28	$0.28

See accompanying notes to consolidated financial statements.

ANFI, INC. AND SUBSIDIARIES

(Formerly American National Financial, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE EARNINGS

	Year Ended December 31,

	2001	2000	1999

	(In thousands)
Net earnings	$11,264	$2,015	$5,625
Other comprehensive earnings — (loss)
Unrealized gains (losses) on investments, net(1)	1,959	(29)	(189)
Reclassification adjustments for (gains) losses in net earnings(2)	(556)	82	0

Other comprehensive earnings (loss)	1,403	53	(189)

Comprehensive earnings	$12,667	$2,068	$5,436

(1)	Net of income taxes (benefit) of $1.3 million, ($20,000) and ($116,000) for 2001, 2000 and 1999, respectively.

(2)	Net of income taxes (benefit) of $420,000, ($57,000) and $0 for 2001, 2000 and 1999, respectively.

See accompanying notes to consolidated financial statements.

ANFI, INC. AND SUBSIDIARIES

(Formerly American National Financial, Inc.)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

							Accumulated
	Common Stock		Treasury Stock		Additional		Other	Total
					Paid-In	Retained	Comprehensive	Shareholders’
	Shares	Amount	Shares	Amount	Capital	Earnings	(Loss) Earnings	Equity

	(In thousands, except share and per share data)
Balance, December 31, 1998	6,761,008	$—	—	$—	$12,324	$7,574	$—	$19,898
Other comprehensive earnings- unrealized loss on investment available for sale	—	—	—	—	—	—	(189)	(189)
Stock options exercised	457,743	—	—	—	220	—	—	220
Cash dividends declared ($0.29 per share)	—	—	—	—	—	(2,863)	—	(2,863)
Issuance of shares	2,654,432	—	—	—	9,340	—	—	9,340
Net earnings	—	—	—	—	—	5,625	—	5,625

Balance, December 31, 1999	9,873,183	—	—	—	21,884	10,336	(189)	$32,031

Other comprehensive earnings- unrealized gain on investment available for sale	—	—	—	—	—	—	53	53
Cash dividends declared ($0.29 per share)	—	—	—	—	—	(2,942)	—	(2,942)
Issuance of shares	356,737	—	—	—	860	—	—	860
Purchase of treasury shares	—	—	(19,071)	(40)	—	—	—	(40)
Net earnings	—	—	—	—	—	2,015	—	2,015

Balance, December 31, 2000	10,229,920	—	(19,071)	(40)	22,744	9,409	(136)	$31,977

Exercise of stock options, including associated tax benefit	206,704	—	—	—	631	—	—	631
Other comprehensive earnings- unrealized gain on investment available for sale	—	—	—	—	—	—	1,403	1,403
Acquisition price reduction	—	—	(80,430)	(200)	(30)	30	—	(200)
Cash dividends declared ($0.34 per share)	—	—	—	—	—	(3,193)	—	(3,193)
Issuance of shares	103,884	—	—	—	218	—	—	218
Stock repurchase	—	—	(1,117,500)	(4,875)	—	—	—	(4,875)
Purchase of treasury shares	—	—	(453,795)	(1,312)	—	—	—	(1,312)
Retirement of treasury shares	(1,670,796)	—	1,670,796	6,427	(6,427)	—	—	—
10% stock dividend	—	—	—	—	3,769	(3,769)	—	—
Net earnings	—	—	—	—	—	11,264	—	11,264

Balance, December 31, 2001	8,869,712	$—	—	$—	$20,905	$13,741	$1,267	$35,913

See accompanying notes to consolidated financial statements.

ANFI, INC. AND SUBSIDIARIES

(Formerly American National Financial, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,

	2001	2000	1999

	(In thousands)
Cash flows from operating activities:
Net earnings	$11,264	$2,015	$5,625
Adjustments to reconcile net earnings to cash provided by operating activities:
Depreciation and amortization	2,776	2,514	2,415
(Gain) Loss on sale of investments	(976)	139	—
Loss on sale of property and equipment	363	—	18
Gain on sale of property and equipment	(4)	(190)	—
Changes in:
Accounts receivables, net	122	939	4,053
Interest receivable	(238)	100	(245)
Tax benefit associated with the exercise of stock options	140	—	—
Prepaid expenses and other assets	465	316	503
Income taxes receivable (payable) and deferred income taxes	(2,896)	1,376	(3,876)
Accounts payable and other accrued expenses	8,957	(616)	(1,016)
Reserve for claim loss	299	90	(1,970)
Due to (from) affiliates	418	652	(251)
Customer advances	1,715	1,308	(411)

Total cash provided by operating activities	22,405	8,643	4,845

Cash flow from investing activities:
Purchase of property and equipment	(2,849)	(1,549)	(6,011)
Additions to notes receivable	(228)	(1,078)	(1,401)
Collections on notes receivable	557	266	72
Proceeds from sale of investment securities	3,055	5,059	—
Purchase of investment securities	(13,871)	(1,656)	(9,690)
Proceeds from short term investments	—	1,079	—
Proceeds from sale of property and equipment	—	220	395
Purchase of short term investments	(203)	—	—
Purchase of title plant	—	—	(75)
Acquisition of subsidiaries, net of cash received	420	(2,542)	(2,550)

Total cash used in investing activities	(13,119)	(201)	(19,260)

Cash flows from financing activities:
Borrowings	—	—	1,601
Repayment of long-term debt	(555)	(570)	—
Proceeds from stock options exercised	491	—	220
Proceeds from issuance of common stock	218	660	9,340
Payments of capital lease obligations	(247)	(205)	(867)
Dividends paid	(3,056)	(2,198)	(2,863)
Repurchase of treasury stock	(6,187)	(40)	—

Total cash provided by (used in) financing activities	(9,336)	(2,353)	7,431

Increase (decrease) in cash and cash equivalents	(50)	6,089	(6,984)
Cash and cash equivalents at the beginning of year	9,450	3,361	10,345

Cash and cash equivalents at end of year	$9,400	$9,450	$3,361

Supplemental disclosure of cash flow information:
Cash paid during the year:
Interest	$422	$475	$174
Income taxes	5,059	1,741	7,441
Non-cash investing activities:
Dividend declared and unpaid	881	744	—
Purchase of subsidiaries:
Assets acquired at fair value	$—	$1,156	$6,224
Cost in excess of net assets acquired	(620)	4,905	1,505
Cash paid for acquisitions	420	(2,565)	(3,250)

Liabilities assumed and debt issued	$(200)	$3,496	$4,479

See accompanying notes to consolidated financial statements.

ANFI, INC.

(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.     Description of Business

      ANFI, Inc., formerly American National Financial, Inc., was incorporated in the State of California in November 1996 as a holding company for certain investments in title and real estate related service companies. In March 1997, 4,161,300 of shares were issued to founding shareholders. Prior to 1997, ANFI, Inc. and subsidiaries (collectively, “the Company”) had substantially no operations. In April 1997, we received $6.0 million in proceeds from the issuance of short-term notes payable, of which $870,000 was due to certain members of management and the remainder to a financial institution, in connection with an agreement with Fidelity National Financial, Inc. (“FNF”) to acquire a 60% interest in American Title Company (“ATC”). Upon consummation of the sale in July 1997, we paid FNF $6.0 million for 60% of ATC. In August 1997, we refinanced all debt issued in April 1997. In November 1998, we acquired the remaining 40% interest in ATC in connection with the reorganization.

      In February 1999, we completed an Initial Public Offering of 2,406,250 shares at $4.36 per share, resulting in FNF then owning 31.5% of the outstanding shares and management owning 37%. In connection with the offering, the underwriters exercised an option for over allotment to purchase an additional 206,250 shares at $4.36 per share on March 31, 1999. See Note 9.

      Our principal operations are those of ATC. ATC is an underwritten title company (“UTC”) in the state of California and is engaged in the business of providing title insurance and other related product services in connection with real estate transactions. We operate throughout California, and Maricopa, Pinal and Pima counties located in Arizona. ATC functions as an agent of Chicago Title Insurance Company (“CTIC”), affiliate and wholly-owned subsidiary of FNF, owner of 19.5% of the Company common stock at December 31, 2001. Title insurance policies are underwritten by CTIC for an underwriting fee. The underwriting agreement generally provides that ATC is liable under any single policy for only the first $5,000 of losses. As a result of the July 1997 transaction, FNFI agreed to make no claim on ATC for claims arising from policies written prior to January 1, 1997.

      In May 1999, the Department of Insurance, State of New York, approved the acquisition of National Title Insurance of New York, Inc. (“National”), a New York domiciled underwriter, by American Title Company, a subsidiary of American National Financial Inc., from FNF. National is licensed to issue title insurance policies in 34 states, the District of Columbia and the U.S. Virgin Islands. The $3.25 million dollar purchase price was paid in cash and the transaction was completed in June 1999.

      National did not underwrite any significant title insurance policies through direct operations or agency relationships during 2001, 2000 and 1999. National will allow us to generate additional revenue by writing title insurance policies in those geographic areas which are not covered by ATC’s agency arrangements with CTIC. See Note 12.

      Our other subsidiaries include American Title Insurance Agency of Arizona, Inc., American Title Agency of Pima County, Inc., Landmark REO Management Services, Inc.; American Document Services, Inc.; West Point Appraisal, Inc.; West Point Properties, Inc.; West Point Support Services, Inc., Pacific Printers, Pioneer Land Title Corporation, Bancserv, Inc., National Title Insurance of New York, Inc. and American National Exchange Services, Inc. These subsidiaries are wholly-owned by the Company.

      Effective December 12, 2002, the Company changed its name to ANFI, Inc.

2.     Summary of Significant Accounting Policies

Principles of Consolidation

      The accompanying Consolidated Financial Statements include the accounts of the Company and its wholly owned subsidiaries. All inter-company profits, transactions and balances have been eliminated.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Cash and Cash Equivalents

      For purposes of reporting cash flows, highly liquid instruments purchased with original maturities of three months or less are considered cash equivalents. The carrying amounts reported in the Condensed Consolidated Balance Sheets for these instruments approximate their fair value.

Trade Receivables

      The carrying amounts for trade receivables approximate their fair value. Trade receivables are reported net of allowance for doubtful accounts which represents management’s estimates of those balances that are not collectible as of the balance sheet date.

Property and Equipment

      Property and equipment are recorded at cost, less depreciation and amortization. Depreciation is computed using the straight-line method based on the estimated useful lives of the related assets that range from three to thirty years. Leasehold improvements are amortized on a straight-line basis over the lesser of the term of the applicable lease or the estimated useful lives of such assets.

Title Plants

      Title plants are historical title information organized and maintained for use in performing title searches. The December 31, 2001 and 2000 title plant balances are comprised of the Company’s capital leases. See Note 11. Costs incurred to maintain, update and operate title plants are expensed as incurred. Sales of title plants are reported at the amount received net of the adjusted costs of the title plant sold. Sales of title plant copies are reported at the amount received. No cost is allocated to the sale of copies of a title plant unless the carrying value of the plant is diminished or impaired. Title plants are not amortized as they are considered to have an indefinite life, if maintained.

Investments

      The fixed maturity securities are purchased to support our investment strategies, which are developed based on many factors including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Fixed maturity securities which may be sold prior to maturity to support the Company’s investment strategies are carried at fair value and are classified as available for sale. Fair values for fixed maturity securities are principally a function of current interest rates and are based on quoted market prices.

      Equity securities are considered to be available for sale and carried at fair value. Fair values are based on quoted market prices.

      Short-term investments, which consist primarily of securities purchased under agreements to resell, commercial paper and money market instruments, which have an original maturity of one year or less, are carried at amortized cost, which approximates fair value.

      Realized gains and losses on the sale of investments are determined on the basis of the cost of the specific investments sold and are credited or charged to income on a trade date basis. Unrealized gains or losses on fixed maturity and equity securities which are classified as available for sale, net of applicable deferred income taxes (benefits), are excluded from income and credited or charged directly to a separate component of shareholders’ equity. If any unrealized losses on fixed maturity or equity securities are deemed other than temporary, such unrealized losses are recognized as realized losses.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Intangible Assets

      Intangible assets include acquired licenses to operate within various counties and the cost in excess of net assets acquired in connection with the acquisitions. Intangibles are amortized on a straight-line basis over a composite life of 25 years at December 31, 2001. Impairment of intangible assets is assessed based on an analysis of the undiscounted cash flows generated by the underlying assets. No impairment of intangible assets has been recognized.

      In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS No. 141”) and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). SFAS No. 141 requires that all business combinations be accounted for under the purchase method. The statement further requires separate recognition of intangible assets. The statement applies to all business combinations initiated after June 30, 2001.

      SFAS No. 142 requires intangible assets to be initially recognized and measured based on its fair value. The statement also provides that goodwill should not be amortized, but shall be tested for impairment annually, or more frequently if circumstances indicate potential impairment, through a comparison of fair value to its carrying amount. Existing goodwill was amortized through December 31, 2001, after which time amortization ceased. In accordance with SFAS No. 142, the Company performed a transitional goodwill impairment test and there was no impairment of goodwill.

      Beginning on January 1, 2002, the Company ceased recording goodwill amortization in accordance with SFAS No. 142. The following table reconciles reported net earnings and net earnings per share to adjusted net earnings and net earnings per share.

	Year Ended December 31,

	2001	2000	1999

Reported net earnings	$11,264	$2,015	$5,625
Add back: Amortization of cost in excess of net assets acquired	551	512	201
Add back: Tax effect of amortization of cost in excess of net assets acquired	—	—	—

Adjusted net earnings	$11,815	$2,527	$5,826

Basic Earnings Per Share:
Reported net earnings	$1.20	$0.20	$0.60
Amortization of cost in excess of net assets acquired	0.06	0.05	0.02
Tax effect of amortization of cost in excess of net assets acquired	—	—	—

Adjusted net earnings per share — basic	$1.26	$0.25	$0.62

Diluted Earnings Per Share:
Reported net earnings	$1.09	$0.20	$0.59
Amortization of cost in excess of net assets acquired	0.06	0.05	0.02
Tax effect of amortization of cost in excess of net assets acquired	—	—	—

Adjusted net earnings per share — diluted	$1.15	$0.25	$0.61

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Capital Lease Obligations

      Capital lease obligations for title plants are recorded at the present value of the minimum lease payments at the beginning of the lease terms. The monthly payments under the leases are allocated between a reduction of the obligation and interest expense so as to produce a constant periodic rate of interest on the remaining balance of the obligation.

Revenue Recognition

      Net title insurance premiums, escrow fees and other related charges are recognized as revenue at the time of closing of the related real estate transaction. Other service charges are recognized when the service is provided. Premiums from title policies written other than those underwritten by National are presented net of the underwriting fee to affiliated underwriters on the accompanying Consolidated Statements of Earnings.

Title and Claim Losses

      Expenses are recognized when incurred. A provision for claim losses on title policies is provided at the time of closing of the related real estate transaction to cover anticipated losses up to $5,000 per policy under the underwriting fee with CTIC. Our reserve for ATC claim losses in the amount of $1.2 million and $683,000 on these policies is included in accounts payable and other accrued expenses as of December 31, 2001 and 2000.

Reserve for Claim Losses

      Our reserve for National claim losses includes known claims as well as losses we expects to incur, net of recoupments. Each known claim is reserved for on the basis of a review as to the estimated amount of the claim and the costs required to settle the claim. Reserves for claims which are incurred but not reported are provided for at the time premium revenue is recognized based on historical loss experience and other factors, including industry averages, claim loss history, current legal environment, geographic considerations and type of policy written. The occurrence of a significant major claim in any given period could have a material adverse effect on our financial condition and results of operations for such period. See Note 8.

Reinsurance

      In the ordinary course of business, we reinsure certain risks with other insurers for the purpose of limiting its maximum loss exposure and also assumes reinsurance for certain risks of other insurers for the purpose of earning additional revenue. We may cede or assume a portion of certain policy liabilities under agent fidelity, excess of loss and case-by-case reinsurance agreements. Reinsurance agreements provide that in the event of a loss (including costs, attorneys’ fees and expenses) exceeding the retained amounts, the reinsurer is liable for the excess amount assumed. However, the ceding company remains primarily liable in the event the reinsurer does not meet its contractual obligations. Reinsurance activity is not considered significant.

Income Taxes

      Deferred tax assets and liabilities are recognized for temporary differences between the financial reporting basis and the tax basis of our assets and liabilities and expected benefits of utilizing net operating loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The impact on deferred taxes of changes in tax rates and laws, if any, are applied to the years during which temporary differences are expected to be settled and recorded in the period enacted.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Segment Reporting

      We provide a broad range of real estate services. While our chief decision-makers monitor the revenue streams by different real estate services, operations are managed and financial performance is evaluated on a company-wide basis. Accordingly, all of our operations are considered by management to be aggregated in one reportable operating segment.

Share and Per Share Restatement

      On May 24, 2001, the Company declared a 10% stock dividend to stockholders of record on June 7, 2001, payable on June 21, 2001. The fair value of the additional shares of common stock issued in connection with the stock dividend was credited to additional paid-in capital and a like amount charged to retained earnings during 2001. Fractional shares were paid in cash.

      All data with respect to earnings per share, dividends per share and share information, including price per share where applicable, in the Consolidated Financial Statements and Notes thereto have been retroactively adjusted to reflect the stock dividend.

Earnings per Share

      Basic earnings per share is computed by dividing net earnings by the weighted average number of common shares outstanding during the period. Dilutive earnings per share is calculated by dividing net earnings by the weighted average number of common shares outstanding plus the assumed conversions of potential dilutive securities. We have granted certain options which have been treated as common share equivalents for purposes of calculating diluted earnings per share.

      All data, with respect to earnings per share, dividends per share and share information, including price per share, where applicable, in the Consolidated Financial Statements, has been retroactively adjusted to reflect the 10% stock dividend in May 2001 and 25% stock split in July 2002.

	December 31,

	2001	2000	1999

	(In thousands, except per share
	data)
Net earnings	$11,264	$2,015	$5,625

Weighted average basic shares	9,386	10,085	9,445

Basic earnings per share	$1.20	$0.20	$0.60

Weighted average basic shares	9,386	10,085	9,445
Effect of dilutive options	909	—	40

Weighted average dilutive shares	10,295	10,085	9,485

Diluted earnings per share	$1.09	$0.20	$0.59

      Options to purchase 437,500 shares, 490,935 shares and 462,831 shares of the Company’s common stock were not included in the computation of diluted earnings per share because the options’ exercise price was greater than the average market price of the common shares for the years ended December 31, 2001, 2000 and 1999, respectively.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Management Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Certain Reclassifications

      Certain reclassifications have been made in the 2001, 2000 and 1999 Consolidated Financial Statements to conform to the classifications used in 2002.

3.     Acquisitions

      In May 1999, the Department of Insurance, State of New York, approved the acquisition of National Title Insurance of New York, Inc., a New York domiciled underwriter by ATC a subsidiary of American National Financial Inc., from Fidelity National Financial, Inc. National Title Insurance of New York, Inc. is licensed to issue title insurance policies in 34 states, the District of Columbia and the U.S. Virgin Islands. The $3.25 million dollar purchase price was paid in cash and the transaction was completed in June 1999. While the results of operations for National continue to increase due to agency operations the amounts are insignificant for 2001, 2000 and 1999.

      In January 2000, we completed the acquisition of Bancserv, Inc. a California corporation located in the county of Orange, California. Bancserv, Inc. a document company, provides outsource services to the real estate and banking industry through a network of qualified notaries public. The purchase price was $1.3 million, payable $400,000 in cash and a $900,000 promissory note subject to certain purchase price adjustments based on the audited closing date balance sheet. The effects of the audit resulted in a purchase price adjustment of $118,000. This transaction was accounted for as a purchase. The balance of the promissory note at December 31, 2001 was $497,600.

      In February 2000, we purchased 100% of the stock of Pioneer, a New York corporation providing title and escrow services in the state of New York. The purchase price was $1.8 million, payable $360,000 in cash and a $1.4 million promissory note with interest at 6.6% per annum, to be paid in equal annual installments over a five-year period. The balance of the promissory note at December 31, 2001 and 2000 was $1.1 million and $1.4 million. This transaction was accounted for as a purchase.

      In February 2000, we purchased 100% of the membership interests of EMAC, a full service provider of release and assignment document preparation, document retrieval and special title assistance located in Colorado. The purchase price was $1.9 million, $1.7 million was paid in cash, subject to certain purchase price adjustments based on the combined equity of EMAC and American Research Services, its affiliate, and 80,438 shares of the our common stock. This transaction was accounted for as a purchase. In July 2001, based on a settlement of the original purchase price, the shares of common stock and cash returned to the company resulted in a goodwill reduction in the amount of $620,000 on the balance sheet.

      In September 2000, we purchased 100% of the assets of CTIC’s Pima County, Arizona operations, American Title Agency of Pima County, Inc. The purchase price was $105,000 and paid in cash. This transaction was accounted for as a purchase. The assets acquired represents the fair market value of a title plant located in Tucson.

      The assets acquired, including cost in excess of net assets acquired, and liabilities assumed, in the acquisitions of National Title Insurance of New York, Inc., Bancserv Inc., Pioneer Land Title Corporation,

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Emerald Mortgagee Assistance Company, LLC, and the CTIC Pima County operation are summarized in the following table:

	National	Bancserv	Pioneer	Emerald	Pima	Total

	(Amounts in thousands)
Tangible assets acquired at fair value	$6,224	$172	$165	$392	$427	$7,380
Cost in excess of net assets acquired	1,505	1,100	1,725	2,080	—	6,410
Liabilities assumed at fair value	(4,479)	(90)	(90)	(570)	(322)	(5,551)
Goodwill price reduction	—	—	—	(620)	—	(620)

Total purchase price	$3,250	$1,182	$1,800	$1,282	$105	$7,619

4.     Property and Equipment

      Property and equipment consists of the following:

	December 31,

	2001	2000

	(Amounts in
	thousands)
Furniture, fixtures and equipment	$8,451	$6,720
Leasehold improvements	1,866	1,722
Office building	3,275	3,275

	13,592	11,717
Accumulated depreciation and amortization	(5,978)	(4,215)

	$7,614	$7,502

5.     Investment Securities Available for Sale

      It is our practice to purchase investment grade fixed maturity securities. The securities in our portfolio are subject to economic conditions and normal market risks and uncertainties.

      The carrying amount and fair values of the Company’s fixed maturity at December 31, 2001 and 2000 are as follows:

	December 31, 2001

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

	(Amounts in thousands)
Fixed maturity investments (available for sale):
U.S. government and agencies	$7,138	$47	$(1)	$7,184
States and political subdivisions	1,736	57	—	1,793
Corporate securities	13,057	140	(209)	12,988

	$21,931	$244	$(210)	$21,965

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	December 31, 2000

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

	(Amounts in thousands)
U.S. government and agencies	$1,478	$23	$—	$1,501
States and political subdivisions	7,627	27	(693)	6,961

	$9,105	$50	$(693)	$8,462

      The change in unrealized gains (losses) on fixed maturities for the years ended December 31, 2001, 2000 and 1999 was $677,000, ($271,000) and $0, respectively.

      The following tables sets forth certain information regarding our investment securities at December 31, 2001. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Investment securities with an amortized cost of $1.5 million and $1.7 million and a fair value of $1.3 million and $1.2 million were callable at December 31, 2001 and 2000, respectively:

	December 31, 2001

	Amortized	Fair
	Cost	Value

	(Amounts in thousands)
Maturity
One year or less	$2,304	$2,350
After one year through five years	13,539	13,706
After five years through ten years	6,088	5,909

	$21,931	$21,965

      Equity securities at December 31, 2001 and 2000 consist of investments as follows:

	December 31,

	2001		2000

		Fair		Fair
	Cost	Value	Cost	Value

	(Amounts in thousands)
Industrial, miscellaneous and all other	$656	$2,756	$1,657	$2,071

      The carrying value of the Company’s investment in equity securities is fair value. As of December 31, 2001, gross unrealized gains and gross unrealized losses on equity securities were $2.1 million and $0 million, respectively. Gross unrealized gains and gross unrealized losses on equity securities were $414,000 million and $0 million, respectively, as of December 31, 2000.

      The change in unrealized gains (losses) on equity securities for the years ended December 31, 2001, 2000 and 1999 was $1.7 million, $414,000 and $0 million, respectively.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Interest and investment income, including realized gains (losses), consist of the following:

	December 31,

	2001	2000	1999

	(Amounts in thousands)
Cash and cash equivalents	$319	$222	$291
Fixed maturity securities	1,735	645	427
Short term investments	85	72	193
Notes receivable	129	108	19

	$2,268	$1,047	$930

      Net realized gains (losses) included in interest and investment income amounted to $1.0 million, ($139,000) and $0 for the years ended December 31, 2001, 2000 and 1999, respectively. All amounts are before applicable income taxes.

      During the years ended December 31, 2001, 2000 and 1999, gross realized gains on sales of fixed maturity securities considered available for sale were $0, $0 and $0, respectively; and gross realized losses were $24,000, $139,000 and $0, respectively. Gross proceeds from the sale of fixed maturity securities considered available for sale amounted to $1.1 million, $5.1 million and $0 million during the years ended December 31, 2001, 2000 and 1999, respectively.

      During the years ended December 31, 2001, 2000 and 1999, gross realized gains on sales of equity securities considered available for sale were $1.0 million, $0 and $0, respectively; and gross realized losses were $0, $0 and $0, respectively. Gross proceeds from the sale of equity securities amounted to $2.0 million, $0 and $0 during the years ended December 31, 2001, 2000 and 1999, respectively.

6.     Income Taxes

      Income taxes (benefit) for years ended December 31, 2001, 2000 and 1999 consists of the following (amounts in thousands):

	2001

	Current	Deferred	Total

Federal	$7,932	$(1,219)	$6,713
State and local	2,108	(324)	1,784

	$10,040	$(1,543)	$8,497

	2000

	Current	Deferred	Total

Federal	$2,022	$(895)	$1,127
State and local	478	(205)	273

	$2,500	$(1,100)	$1,400

	1999

	Current	Deferred	Total

Federal	$4,024	$(783)	$3,241
State and local	854	(187)	667

	$4,878	$(970)	$3,908

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      The effective tax rate for the period reported differs from the Federal statutory income tax rate as follows:

	2001	2000	1999

Statutory Federal income tax rate	35.0%	34.0%	34.0%
Non-deductible expenses	1.1	6.9	1.9
Amortization of cost in excess of net assets acquired	0.9	4.8	1.1
State taxes, net of Federal deduction	5.5	5.7	4.3
Change in valuation allowance	(0.3)	(9.2)	—
Other	0.8	(1.2)	(0.3)

	43.0%	41.0%	41.0%

      The deferred tax assets and liabilities at December 31, 2001 consist of the following:

	Deferred Tax	Deferred Tax
	Assets	Liabilities

	(Amounts in thousands)
Excess state income tax	$553	$—
Provision for claim losses in excess of statutory amounts	267	—
Excess book over tax provision for bad debts	859	—
Employee benefit and vacation accruals	893	—
Accrued liabilities	1,780	—
Other	78	—
Excess tax depreciation over book	542	—
Net operating loss available for carryover	1,017	—
Investment securities	—	(868)
Statutory unearned premium reserve	—	(844)

	5,989	(1,712)
Less: valuation allowance	(540)	—

Total deferred taxes	$5,449	$(1,712)

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      The deferred tax assets and liabilities at December 31, 2000 consist of the following:

	Deferred Tax	Deferred Tax
	Assets	Liabilities

	(Amounts in thousands)
Excess state income tax	$124	$—
Provision for claim losses in excess of statutory amounts	263	—
Excess book over tax provision for bad debts	851	—
Employee benefit and vacation accruals	558	—
Accrued liabilities	1,098	—
Other	171	—
Excess tax depreciation over book	402	—
Net operating loss available for carryover	996	—
Investment securities	121	—
Statutory unearned premium reserve	—	(873)

	4,584	(873)
Less: valuation allowance	(529)	—

Total deferred taxes	$4,055	$(873)

      Based upon our current and historical pre-tax earnings, management believes it is more likely than not that the Company will realize the benefit of its existing net deferred tax assets. Management believes the existing net deductible temporary differences, after considering the valuation allowance, will reverse during periods in which we generate net taxable income. However, there can be no assurance that we will generate any earnings or any specific level of continuing earnings in future years. Certain tax planning or other strategies could be implemented, if necessary, to supplement income from operations to fully realize recorded tax benefits. The valuation allowance of $540,000 in 2001 and $529,000 in 2000 relates to National, whose net operating losses are restricted as to their availability and Santa Barbara Title (“SBT”).

7.     Long Term Debt

      In April 1999, we completed the purchase of a home office building located in Orange, California for $2.6 million. We financed $2.1 million, secured by a first trust deed and are required to make monthly interest payments at prime (4.75%) and principal payments of $4,000. As of December 31, 2001 and 2000, the principal balance was $1.9 million and $2.0 million, respectively. The note matures on April 1, 2004.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Long term debt consists of the following:

	December 31,

	2001	2000

	(Amounts in
	thousands)
Bank promissory note secured by real estate, with monthly principal payments of $4,000 and interest due at prime, due April 2004	$1,938	$1,991
Promissory note, unsecured, with principal and interest due annually at 6.56%, due February 2004	1,080	1,440
Promissory note, unsecured, with principal and interest due monthly at 7.5%, due January 2005	510	652

	3,528	4,083
Less current portion of long term debt	(566)	(555)

Ending balance	$2,962	$3,528

      Principal maturities are as follows (amounts in thousands):

	December 31,

	2001	2000

	(Amounts in
	thousands)
2002	$566	$555
2003	578	566
2004	2,369	578
2005	15	2,369
2006	—	15

	$3,528	$4,083

8.     Summary of Reserve for Claim Losses

      A summary of the reserve for claim losses follows:

	December 31,

	2001	2000

	(Amounts in
	thousands)
Beginning balance	$2,431	$2,341
Provision for claim losses	454	164
Claims paid, net of recoupments	(155)	(74)

Ending balance	$2,730	$2,431

9.     Shareholders’ Equity

Capital restrictions

      Underwritten title companies are subject to certain regulations by insurance regulatory or banking authorities, primarily relating to minimum net worth and working capital. Minimum net worth of $400,000 and minimum working capital of $10,000 is required for ATC. The net worth of ATC was $33.4 million,

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$23.0 million and $20.5 million at December 31, 2001, 2000 and 1999, respectively. The working capital of ATC was $15.6 million, $7.0 million and $3.7 million on December 31, 2001, 2000 and 1999, respectively.

      National is subject to regulations that restrict its ability to pay dividends or make other distributions of cash or property to its parent company without prior approval from the Department of Insurance of the State of New York. The maximum amount of dividends which can be paid by National to shareholders without prior approval of the Insurance Commissioner is subject to restrictions. No dividends, including all dividends paid in the preceding twelve months, which exceed 10% of the outstanding capital shares can be paid without prior approval unless after deducting dividends the Company has surplus to policyholders at least equal to the greater of 50% of its reinsurance reserves or 50% of the minimum capital required. Additionally, dividends are further limited to the Company’s earned surplus. Based on this formula, National could pay dividends to its parent of $38,400 as of January 1, 2002.

      The statutory capital and surplus of National was $3.7 million, $3.3 million and $2.5 million as of December 31, 2001, 2000 and 1999. The statutory earnings of National was $617,000, $684,000 and $426,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

Stock Activity

      In February 1999, we completed an Initial Public Offering of 2,406,250 shares at $4.36 per share, resulting in Fidelity National Financial, Inc. then owning 31.5% of the outstanding shares and 37.0% owned by management. We received net proceeds of approximately $8.4 million. In connection with the offering, the underwriters exercised an option for over allotment to purchase an additional 206,250 shares at $4.36 per share on March 31, 1999.

      Beginning in September 1999, we issued shares to employees for cash under the Employee Stock Purchase Plan (“ESPP”). Shares issued for the years ended December 31, 2001, 2000 and 1999 were 103,884 shares, 276,301 shares and 41,931 shares, respectively. In 2001, we also purchased 332,019 shares for the ESPP plan. See Note 10.

      Beginning in December 2000, and continuing through April 2001, we purchased 472,866 shares at a cost of $1.4 million (an average price per share of $2.93), pursuant to the Stock Repurchase Program approved by the Board of Directors in September 1999, authorizing the repurchase of 687,500 shares of our common stock.

      In June 2001, we purchased 1,117,500 shares of our common stock from Fidelity National Financial, Inc. for $4.9 million or $4.36 per share, which is FNF’s cost. The fair market value of our common stock on date of transaction was $3.99 per share. After this transaction FNF owned approximately 19.5% of our common stock.

      In December 2001, the Board approved the cancellation and retirement of 1,670,796 shares of our common stock previously held in treasury.

10.     Employee Benefit Plans

Employee Stock Purchase Plan

      In September 1999, shareholders approved the adoption of an Employee Stock Purchase Plan (“ESPP”). Under the terms of the ESPP, the plan encourages a sense of proprietorship on the part of the employees of American National Financial, Inc. and our subsidiary corporations by assisting them in making regular purchases of shares of our common stock. Our employees may contribute an amount between 5% and 15% of their base salary and certain commissions. We contribute varying amounts as specified in the ESPP. During the years ended December 31, 2001, 2000 and 1999, 294,476 shares, 276,301 shares and 41,931 shares were allocated to the employees based on their contributions, at an average price of $5.94, $2.26 and $3.03 per share, respectively. We contributed $200,700 and $37,200 or the equivalent of 55,718 shares and 18,594 shares

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2001 and 2000 and zero shares in 1999, and in accordance with the employee’s matching contribution. A total of 612,709 shares have been issued by the ESPP since the adoption of the plan.

401(k) Plan

      We offer the American National Financial, Inc. 401(k) Profit Sharing Plan, a qualified voluntary contributory savings plan, available to substantially all employees. Eligible employees may contribute up to 15% of their pretax annual compensation, up to the amount allowed pursuant to the Internal Revenue Code. We may elect to make matching contributions. We have not made any matching contributions.

Employee and Non-Employee Director Stock Purchase Loan Program

      In September 1999, the Company’s Board of Directors approved the adoption of the American National Financial, Inc. Employee Stock Purchase Loan Plan (“Employee Plan”) and the Non-Employee Director Stock Purchase Loan Program (“Director Program”). The purpose of the Employee Plan and Directors Program is to provide key employees and directors with further incentive to maximize shareholder value. We authorized an aggregate of $2.0 million in loans. The Employee Plan and the Director Program funds must be used to make private or open market purchases of Company common stock through a broker-dealer designated by the Company. All loans are full recourse and unsecured, and will have a five-year term. Interest will accrue on the loans at a rate of six and one quarter percent (6 1/4%) per annum due at maturity. At December 31, 2001 and 2000, interest was paid to the Company in the amount of $10,000 and $105,000. Loans may be prepaid any time without penalty. Loans were made in the amount of $1.7 million to purchase 645,434 shares of our common stock at an average purchase price of $2.89 per share. The fair values of the note receivable are established using current market rates. The fair value calculated at December 31, 2001 and 2000 was $1.7 million and $1.5 million, respectively.

Stock Option Plan

      In June 1999, shareholders approved the adoption of the Stock Option Plan (“1999 Option Plan”). Under the terms of the 1999 Option Plan, the Company may grant stock options to certain executives, key employees and branch managers of the Company and its subsidiaries. The purpose of the 1999 Plan is to attract, retain and reward key employees and to provide incentives to those persons to improve operations and increase profits. Individuals to whom options are granted may reduce the exercise price of such options by electing to defer a portion of their annual bonuses which would otherwise be payable in cash. The maximum number of shares for which options may be granted to any one person during any one calendar year under the 1999 Plan is two hundred seventy-five thousand (275,000) shares. The number of shares reserved for issuance under the 1999 Plan and subsequent amendments is 2,440,625 shares of common stock. The per share option price is determined at the grant date. The option price may be less than the fair market value of the common stock at the date of grant to reflect the application of the optionee’s deferred bonus, if applicable. Options granted under the 1999 Option Plan shall be fully vested after three years and be exercisable in such installments and for such periods as may be fixed at the time of grant, however, in no event should any stock options extend for a period in excess of 10 years from the date of grant.

      In August 1998, the shareholders approved the adoption of the 1998 Incentive Stock Plan (“1998 Incentive Plan”). Under the terms of the 1998 Incentive Plan, the Company may grant incentive or nonqualified stock options to certain key employees and non-employee directors or officers. The number of shares issuable under the 1998 Incentive Plan is 893,750 shares at not less than 100% and 85% of fair market value on the date of the grant for incentive options and non-qualified options, plus an additional 275,000 shares of common stock on the date of each annual meeting of shareholders. Officers and other key employees of the

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company or of an affiliated company are eligible to receive incentive stock options. Officers and our other key employees or of an affiliated company, members of the Board and other service providers are eligible to receive nonqualified stock options. The term and provision for the termination of each option shall be fixed by the Board of Directors, but no option may be exercisable more than 10 years after the date it is granted. An incentive option granted to a person who is a 10% shareholder on the date of the grant shall not be exercisable more than 5 years after the date it is granted. Each option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including within limitation the achievement of specified performance goals or objectives, as shall be determined by the Board of Directors. As of December 31, 1998, no options had been granted under the 1998 Incentive Plan. In connection with the February 1999 Initial Public Offering, 467,555 options were granted under the 1998 Incentive Plan at an exercise price of $4.36 per share.

      A summary of the Company’s stock option activity for all stock option plans are as follows:

		Weighted Average
	Shares	Exercise Price	Exercisable

Balance, December 31, 1998	457,743	$0.48
Granted	519,571	4.36
Exercised	(457,743)	0.48
Cancelled	(56,740)	4.36

Balance, December 31, 1999	462,831	$4.36	156,372
Granted	2,189,440	1.86
Cancelled	(150,646)	3.34

Balance, December 31, 2000	2,501,625	$2.23	896,858
Granted	1,311,450	3.67
Exercised	(206,704)	1.78
Cancelled	(206,882)	2.46

Balance, December 31, 2001	3,399,489	$2.80	1,648,623

      The weighted average remaining contractual life of the options outstanding at December 31, 2001 is 5 years.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      The following table sets forth options outstanding and exercisable by price range as of December 31, 2001:

	December 31, 2001

	Options Outstanding			Options Exercisable

		Weighted	Weighted		Weighted
	Number	Average	Average	Number	Average
	Outstanding	Remaining	Exercise	Exercisable	Exercise
Range of Exercise Prices	as of 12/21/01	Contractual Life	Price	as of 12/31/01	Price

$1.06 - 1.06	371,979	6.56	$1.06	371,979	$1.06
1.27 - 1.27	349,509	7.25	1.27	349,509	1.27
1.27 - 1.27	9,902	7.25	1.27	9,902	1.27
1.95 - 1.95	907,500	7.01	1.95	325,461	1.95
2.18 - 2.18	455,126	6.56	2.18	220,464	2.18
2.73 - 2.73	62,708	6.81	2.70	12,293	2.70
3.88 - 3.88	446,250	7.56	3.88	0	0.00
4.37 - 4.37	359,015	5.74	4.37	359,015	4.37
5.56 - 5.56	412,500	7.79	5.56	0	0.00
5.72 - 5.72	25,000	7.91	5.72	0	0.00

$1.06 - 5.72	3,399,489	6.96	$2.80	1,648,623	$2.16

      We have elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“Opinion 25”) and related Interpretations in accounting for its 1998 and 1999 Stock Option Plan. As discussed below, in management’s opinion, the alternative fair value accounting provided for under Statement of Accounting Standards No. 123, “Accounting for Stock Based Compensation (“Statement 123”) requires use of option valuation models that were not developed for use in valuing employee stock options. Under Opinion 25, because the exercise price of the Company’s stock options equals the market price of the underlying stock on the date of the grant, no compensation expense is recognized.

      Pro forma information regarding net earnings per share is required by Statement 123, and has been determined as if we had accounted for its employee stock options under the minimum fair value method of that Statement. The minimum fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions. The risk free interest rate used for options granted during 2001, 2000 and 1999 was 4.33%, 6.28% and 5.19%. The expected dividend yield used for 2001, 2000 and 1999 was 6.58%, 10% and 10%. The weighted average expected life of 5 years was used for 2001, 7 years was used for 2000 and 1999. The volatility factor for 2001, 2000 and 1999 was 84%, 48% and 80%, respectively.

      For purpose of pro forma disclosures, the estimated fair value of the options is amortized into expense over the options’ vesting period. Our pro forma information for the years ended December 31, 2001, 2000 and 1999 follows (amounts in thousands, except per share data):

	2001	2000	1999

Pro forma basic and diluted net earnings	$10,923	$1,721	$5,557
Pro forma basic earnings per share	$1.16	$0.17	$0.59
Pro forma diluted earnings per share	$1.06	$0.17	$0.58

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.     Commitments and Contingencies

Litigation

      From time to time, we are subject to legal proceedings associated with claims made under policies of insurance they have issued or other services performed on behalf of insured policyholders and other customers. Management believes that no such actions depart from customary litigation incidental to the business of the Company and that resolution of all such litigation will not have a material adverse effect on the Company.

Trust Deposits

      In conducting its operations, we routinely hold customers’ assets in trust, pending completion of real estate transactions. Such amounts are maintained in segregated bank accounts and have not been included in the accompanying consolidated balance sheets. We have a contingent liability relating to proper disposition of these balances for its customers, which amounted to $283.8 million and $91.6 million at December 31, 2001 and 2000, respectively.

Compliance Reporting

      The State Banking Department, State of Arizona (“State Banking Department”) delivered their report of Examination of American Title Insurance of Arizona, Inc. (formerly known as Nations Title Insurance of Arizona, Inc.) as of and for the three-year period ending October 31, 1998, on March 4, 1999. The report as forwarded to the Company by State Banking Department indicated that we may not have been in compliance with certain State Banking Department Regulations. On September 15, 2000, we received notice from the State Banking Department stating the matters detailed in the Report of Examination were complete and required no further response.

Deposits with Insurance Commissioner

      ATC is required to maintain certain amounts on deposit with the California Insurance Commissioner in order to operate in certain counties. The amount required by the Department of Insurance, State of California and the Department of Insurance, State of New York, is $112,500 and $20,000 at December 31, 2001 and 2000, respectively. Additionally, National is required to maintain certain amounts on deposit for compliance requirements. The amount at December 31, 2001 and 2000 is $1.7 million and $1.3 million, respectively.

Operating Leases

      ATC leases certain of its premises and equipment under operating leases that expire at various dates. Several of these agreements include escalation clauses and provide for purchases and renewal options for periods ranging from one to five years during 2001.

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Future minimum operating lease payments are as follows:

December 31,
2001

(Amounts in
thousands)
2002	$4,998
2003	4,208
2004	2,501
2005	1,465
2006	580
Thereafter	78

Total future minimum operating lease payments	$13,830

      Rent expense incurred under operating leases during the years ended December 31, 2001, 2000 and 1999 was $4.8 million, $4.6 million and $4.4 million, respectively, including $0, $216,000 and $416,000 paid to an affiliate.

Capital Leases

      In 1997, ATC entered into a capital lease agreement with FNTIC, which expires in June 2007, for three title plants. The gross amount of title plant recorded under affiliated capital lease is $815,000 at December 31, 2001 and 2000, respectively.

      In a separate, non-affiliated transaction, ATC entered into a capital lease agreement during 1998 to purchase a copy of a title plant. The gross amount of the title plant, recorded under the capital lease, is $1.4 million at December 31, 2001 and 2000. The capital lease agreement expires in August 2007.

      Future minimum capital lease payments are as follows:

	To-Non	To
	Affiliate	Affiliate	Total

	(Amounts in thousands)
2002	222	170	392
2003	222	170	392
2004	222	170	392
2005	222	170	392
2006	222	170	392
Thereafter	204	243	447

Total future minimum capital lease payments	1,314	1,093	2,407
Portion relating to interest	(262)	(269)	(531)

Present value of minimum capital lease payments	$1,052	$824	$1,876

12.     Related Party Transactions

      We pay fees to affiliated underwriter for underwriting services and administrative services under the exclusive agency agreement with CTIC. Underwriting services are provided for five years commencing July 1997, and subject to a mutually agreed five year extension to the original term expiring in 2007, for a fee of

ANFI, INC.
(Formerly American National Financial, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11% of gross title insurance premiums. Administration fees payable to FNF is 1% of gross title insurance premiums and is cancelable with 90 days notice.

      ATC leases a title plant from a subsidiary of FNF. See Note 11. Additionally, the Company reimburses subsidiaries of FNF for expenses incurred on its behalf. Such reimbursements aggregated $3.7 million, $3.8 million and $3.8 million for years ended December 31, 2001, 2000 and 1999, respectively.

      In June 1999, we acquired National from a subsidiary of FNF for $3.3 million. Pursuant to the terms of the stock purchase agreement, effective with the purchase date, National pays FNF specific fees for certain administrative functions performs on behalf of the Company. The fees related to National at December 31, 2001, 2000 and 1999 was $206,500, $108,000 and $64,000, respectively.

      We provide underwriting risk in National under this agreement with FNF only for those geographic areas which are not covered by ATC’s agency arrangements.

      In June 2001, we purchased 1,117,500 shares of our common stock from Fidelity National Financial, Inc. for $4.9 million or $4.36 per share, which is FNF’s cost. The fair market value of our common stock on date of transaction was $3.99 per share. After this transaction FNF owned approximately 19.5% of our common stock.

13.     Subsequent Event

      On June 27, 2002, our Board of Directors declared a five-for-four (25%) stock split effective July 18, 2002.

      All data with respect to earnings per share, dividends per share and share information, including price per share, where applicable, in the Consolidated Financial Statements and Notes thereto have been retroactively adjusted to reflect the stock split.

Item 9.     Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

      None.

PART III

Item 10. through 13.

      Within 120 days after the close of its fiscal year, the Company intends to file with the Securities and Exchange Commission a definitive proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934 as amended, which will include the election of directors, the report of compensation committee on annual compensation, certain relationships and related transactions and other business.

PART IV

Item 14.     Exhibits, Financial Statement Schedules and Reports on Form 8-K

      (a)(1) Financial Statements. The following is a list of the Consolidated Financial Statements of ANFI, Inc. and its subsidiaries included in Item 8 of Part II.

Independent Auditors’ Report.

Consolidated Balance Sheets as of December 31, 2001 and 2000.

Consolidated Statements of Earnings for the years ended December 31, 2001, 2000 and 1999.

Consolidated Statements of Comprehensive Earnings for the years ended December 31, 2001, 2000 and 1999.

Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2001, 2000 and 1999.

Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999.

Notes to Consolidated Financial Statements.

      (a)(2) Financial Statement Schedules. The following is a list of financial statement schedules filed as part of this annual report on Form 10-K.

Schedule V: Valuation and Qualifying Accounts.

All other schedules are omitted because they are not applicable or not required, or because the required information is included in the Consolidated Financial Statements of notes thereto.

      (a) The following exhibits are filed herewith or are incorporated by reference.

Exhibit
Number	Description

2.1	Stock Purchase Agreement dated January 1, 1997 by and among the Registrant, Fidelity National Financial, Inc. and American Title Company, together with amendment, incorporated by reference from Form S-1, Registration No. 333-62353
2.2	Stock Purchase Agreement dated December 31, 1996 by and among American Title Company, Fidelity National Asset Recovery Services, Inc. and Fidelity National Financial, Inc., incorporated by reference from Form S-1, Registration No. 333-62353
2.3	Stock Purchase Agreement dated December 31, 1996 by and among American Title Company, Nations Title Insurance of Arizona, Inc. and Fidelity National Financial, Inc., incorporated by reference from Form S-1, Registration No. 333-62353

Exhibit
Number	Description

2.4	Stock Purchase Agreement dated March 16, 1998 by and among Fidelity National Title Insurance Company of New York, National Title Insurance of New York, Inc. and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
2.5	Stock Purchase Agreement dated August 9, 1997 by and between Pacific Coast Title of Santa Barbara County and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
2.6	Stock Exchange Agreement dated August 21, 1998 between the Registrant and Fidelity National Financial, Inc, incorporated by reference from Form S-1, Registration No. 333-62353
3.1	Amended and Restated Articles of Incorporation, incorporated by reference from Form S-1, Registration No. 333-62353
3.2	Bylaws of the Registrant, as amended, incorporated by reference from Form S-1, Registration No. 333-62353
4.1	Form of Common Stock Certificate, incorporated by reference from Form S-1, Registration No. 333-62353, incorporated by reference from Form S-1, Registration No. 333-62353
10.1	1998 Stock Incentive Plan, together with form of Nonqualified Stock Option Agreement and form of Incentive Stock Option Agreement, incorporated by reference from Form S-1, Registration No. 333-62353
10.2	Employment Agreement between the Registrant and Michael C. Lowther, incorporated by reference from Form S-1, Registration No. 333-62353
10.3	Employment Agreement between the Registrant and Wayne D. Diaz, incorporated by reference from Form S-1, Registration No. 333-62353
10.4	Employment Agreement between the Registrant and Dennis R. Duffy, incorporated by reference from Form S-1, Registration No. 333-62353
10.5	Employment Agreement between the Registrant and Barbara Ferguson, incorporated by reference from Form S-1, Registration No. 333-62353
10.6	Issuing Agency Agreement dated July 1, 1997 between Fidelity National Title Insurance Company and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
10.7	Issuing Agency Agreement dated August 25, 1997 between Fidelity National Title Insurance Company and Santa Barbara Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
10.8	Credit Agreement dated August 7, 1997 between the Registrant and Imperial Bank, incorporated by reference from Form S-1, Registration No. 333-62353
10.9	Note dated August 7, 1997 of the Registrant in favor of Imperial Bank, incorporated by reference from Form S-1, Registration No. 333-62353
10.10	Addendum to Note dated August 7, 1997 between the Registrant and Imperial Bank, incorporated by reference from Form S-1, Registration No. 333-62353
10.11	Standard Sublease dated January 28, 1998 between American Title Company and Fidelity National Financial, Inc., incorporated by reference from Form S-1, Registration No. 333-62353
10.12	Form of Indemnification Agreement, incorporated by reference from Form S-1, Registration No. 333-62353
10.13	Title Plant Lease Agreement dated July 1, 1997 between Fidelity National Title Insurance Company and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353

Exhibit
Number	Description

10.14	Letter of Grant dated July 1, 1997 granting William P. Foley, II options to purchase 83,188 shares of common stock of the Registrant, incorporated by reference from Form S-1, Registration No. 333-62353
10.15	Stock Purchase Agreement dated January 14, 2000 by and between Bancserv, Inc. and ANFI, Inc., incorporated by reference from Form 10-K filed on March 27, 2000.
10.16	Stock Purchase Agreement dated February 29, 2000 by and among ANFI, Inc. and Vincent L. Prandi and Daniel A. Ferrara, incorporated by reference from 10-Q filed on May 15, 2000
10.17	Membership Interest Purchase Agreement dated February 29, 2000 by and among ANFI, Inc. and Angela Muirhead and Lawrence E. Castle, incorporated by reference from the 10-Q filed on May 15, 2000
10.18	Charter of the Audit Committee of the ANFI, Inc. Board of Directors, incorporated by reference from the 10-Q filed on August 14, 2000
10.19	Asset Purchase Agreement dated July 25, 2000 by and among ANFI, Inc. and Chicago Title Insurance Company, incorporated by reference from the 10-Q filed on November 13, 2000
10.20	Employment Agreement by and between ANFI, Inc. and Carl A. Strunk, as of August 14, 2001, incorporated by reference from the 10-Q filed on November 2, 2001
21	List of Subsidiaries of Registrant, incorporated by reference from Form S-1, Registration No. 333-62353
21.1	ANFI, Inc. 401(k) Profit Sharing Plan Adoption Agreement Adoption Agreement, incorporated by reference from S-8, Registration No. 333-64894 on July 11, 2001
23.1	KPMG Consent

      (b) Reports on Form 8-K. The Company filed no reports on Form 8-K during the fourth quarter ending December 31, 2001.

SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANFI, INC.

By:	/s/ MICHAEL C. LOWTHER

Michael C. Lowther
Chairman of the Board and
Chief Executive Officer

Date: March 20, 2002

      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL C. LOWTHER Michael C. Lowther	Chief Executive Officer and Director	March 20, 2002

/s/ WAYNE D. DIAZ Wayne D. Diaz	President and Director	March 20, 2002

/s/ CARL A. STRUNK Carl A. Strunk	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer) and Director	March 20, 2002

/s/ BARBARA A. FERGUSON Barbara A. Ferguson	Executive Vice President and Director	March 20, 2002

/s/ WILLIAM P. FOLEY, II William P. Foley, II	Director	March 20, 2002

/s/ BRUCE ELIEFF Bruce Elieff	Director	March 20, 2002

/s/ MATTHEW K. FONG Matthew K. Fong	Director	March 20, 2002

/s/ BRUCE L. NELSON Bruce L. Nelson	Director	March 20, 2002

SCHEDULE V

ANFI, INC. AND SUBSIDIARIES

VALUATION AND QUALIFYING ACCOUNTS

Years Ended December 31, 2001, 2000 and 1999

COL. A	COL. B	COL. C			COL. D		COL. E

		Additions

	Balance at	Charged to					Balance
	Beginning	Costs and	Other		Deductions		at End
Description	of Period	Expenses	(Describe)		(Describe)		of Period

	(Amounts in thousands)
Year ended December 31, 2001:
Reserve for claim losses	$2,431	$504	$(180	)(4)	$25	(2)	$2,730
Reserve for title and escrow losses	836	867	539	(2)	—		1,164
Allowance on:
Trade receivables	2,118	1,240	(95	)(2)	1,252	(1)	2,011
Amortization of cost in excess of net assets acquired and other intangible assets	1,471	551	—		—		2,022
Year ended December 31, 2000:
Reserve for claim losses	$2,341	$164	$(74	)(4)	$—		$2,431
Reserve for title and escrow losses	821	10	5	(4)	—		836
Allowance on:
Trade receivables	2,097	642	35	(2)	656	(1)	2,118
Amortization of cost in excess of net assets acquired and other intangible assets	959	512	—		—		1,471
Year ended December 31, 1999:
Reserve for claim losses	$—	$(1,979)	$4,320	(3)	$—		$2,341
Reserve for title and escrow losses	991	10	5	(4)	185	(1)	821
Allowance on:
Trade receivables	1,896	1,385	252	(3)	1,436	(1)	2,097
Amortization of cost in excess of net assets acquired and other intangible assets	609	350	—		—		959

(1)	Represents uncollectible accounts written off, change in reserve due to reevaluation of specific items and change in reserve due to sale of certain assets.

(2)	Recovery on previous accounts written off.

(3)	Reserves assumed from National acquisition in June 1999.

(4)	Represents payments.

(5)	Change in provision for claim loss.

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Stock Purchase Agreement dated January 1, 1997 by and among the Registrant, Fidelity National Financial, Inc. and American Title Company, together with amendment, incorporated by reference from Form S-1, Registration No. 333-62353
2.2	Stock Purchase Agreement dated December 31, 1996 by and among American Title Company, Fidelity National Asset Recovery Services, Inc. and Fidelity National Financial, Inc., incorporated by reference from Form S-1, Registration No. 333-62353
2.3	Stock Purchase Agreement dated December 31, 1996 by and among American Title Company, Nations Title Insurance of Arizona, Inc. and Fidelity National Financial, Inc., incorporated by reference from Form S-1, Registration No. 333-62353
2.4	Stock Purchase Agreement dated March 16, 1998 by and among Fidelity National Title Insurance Company of New York, National Title Insurance of New York, Inc. and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
2.5	Stock Purchase Agreement dated August 9, 1997 by and between Pacific Coast Title of Santa Barbara County and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
2.6	Stock Exchange Agreement dated August 21, 1998 between the Registrant and Fidelity National Financial, Inc, incorporated by reference from Form S-1, Registration No. 333-62353
3.1	Amended and Restated Articles of Incorporation, incorporated by reference from Form S-1, Registration No. 333-62353
3.2	Bylaws of the Registrant, as amended, incorporated by reference from Form S-1, Registration No. 333-62353
4.1	Form of Common Stock Certificate, incorporated by reference from Form S-1, Registration No. 333-62353, incorporated by reference from Form S-1, Registration No. 333-62353
10.1	1998 Stock Incentive Plan, together with form of Nonqualified Stock Option Agreement and form of Incentive Stock Option Agreement, incorporated by reference from Form S-1, Registration No. 333-62353
10.2	Employment Agreement between the Registrant and Michael C. Lowther, incorporated by reference from Form S-1, Registration No. 333-62353
10.3	Employment Agreement between the Registrant and Wayne D. Diaz, incorporated by reference from Form S-1, Registration No. 333-62353
10.4	Employment Agreement between the Registrant and Dennis R. Duffy, incorporated by reference from Form S-1, Registration No. 333-62353
10.5	Employment Agreement between the Registrant and Barbara Ferguson, incorporated by reference from Form S-1, Registration No. 333-62353
10.6	Issuing Agency Agreement dated July 1, 1997 between Fidelity National Title Insurance Company and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
10.7	Issuing Agency Agreement dated August 25, 1997 between Fidelity National Title Insurance Company and Santa Barbara Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
10.8	Credit Agreement dated August 7, 1997 between the Registrant and Imperial Bank, incorporated by reference from Form S-1, Registration No. 333-62353
10.9	Note dated August 7, 1997 of the Registrant in favor of Imperial Bank, incorporated by reference from Form S-1, Registration No. 333-62353

Exhibit
Number	Description

10.10	Addendum to Note dated August 7, 1997 between the Registrant and Imperial Bank, incorporated by reference from Form S-1, Registration No. 333-62353
10.11	Standard Sublease dated January 28, 1998 between American Title Company and Fidelity National Financial, Inc., incorporated by reference from Form S-1, Registration No. 333-62353
10.12	Form of Indemnification Agreement, incorporated by reference from Form S-1, Registration No. 333-62353
10.13	Title Plant Lease Agreement dated July 1, 1997 between Fidelity National Title Insurance Company and American Title Company, incorporated by reference from Form S-1, Registration No. 333-62353
10.14	Letter of Grant dated July 1, 1997 granting William P. Foley, II options to purchase 83,188 shares of common stock of the Registrant, incorporated by reference from Form S-1, Registration No. 333-62353
10.15	Stock Purchase Agreement dated January 14, 2000 by and between Bancserv, Inc. and ANFI, Inc., incorporated by reference from Form 10-K filed on March 27, 2000.
10.16	Stock Purchase Agreement dated February 29, 2000 by and among ANFI, Inc. and Vincent L. Prandi and Daniel A. Ferrara, incorporated by reference from 10-Q filed on May 15, 2000
10.17	Membership Interest Purchase Agreement dated February 29, 2000 by and among ANFI, Inc. and Angela Muirhead and Lawrence E. Castle, incorporated by reference from the 10-Q filed on May 15, 2000
10.18	Charter of the Audit Committee of the ANFI, Inc. Board of Directors, incorporated by reference from the 10-Q filed on August 14, 2000
10.19	Asset Purchase Agreement dated July 25, 2000 by and among ANFI, Inc. and Chicago Title Insurance Company, incorporated by reference from the 10-Q filed on November 13, 2000
10.20	Employment Agreement by and between ANFI, Inc. and Carl A. Strunk, as of August 14, 2001, incorporated by reference from the 10-Q filed on November 2, 2001
21	List of Subsidiaries of Registrant, incorporated by reference from Form S-1, Registration No. 333-62353
21.1	ANFI, Inc. 401(k) Profit Sharing Plan Adoption Agreement Adoption Agreement, incorporated by reference from S-8, Registration No. 333-64894 on July 11, 2001
23.1	Consent of KPMG LLP

Appendix E

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarter Ended September 30, 2002

Commission File Number 0-24961

American National Financial, Inc.

(Exact name of registrant as specified in its charter)

California	33-0731548
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1111 E. Katella Avenue, Suite 220, Orange, California	92867
(Address of principal executive offices)	(Zip Code)

(714) 289-4300

(Registrant’s telephone number, including area code)

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.          Yes     ☑          No     ☐

          Indicate the number of shares outstanding of each of the issuer’s classes of Common Stock, as of the latest practicable date.

Common stock, no par value, 9,526,083 shares as of November 4, 2002

FORM 10-Q

QUARTERLY REPORT

Quarter Ended September 30, 2002

PART I:     FINANCIAL INFORMATION

Item 1.	Condensed Consolidated Financial Statements

AMERICAN NATIONAL FINANCIAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2002	2001

	(Unaudited)

	(In thousands, except share
	amounts)
ASSETS
Current assets:
Cash and cash equivalents	$17,658	$9,400
Short-term investments, at cost, which approximates fair market value	1,290	618
Accrued investment interest	412	383
Trade receivables, net of allowance for doubtful accounts of $1,936 in 2002 and $2,011 in 2001	4,174	3,803
Notes receivables — related party, net	—	1,812
Deferred tax asset, current	2,869	1,791
Prepaid expenses and other current assets	2,299	507

Total current assets	28,702	18,314
Investment securities available for sale, at fair market value	26,620	24,721
Deferred tax asset, long-term	2,328	1,946
Property and equipment, net	10,315	7,614
Title plants	4,132	2,699
Deposits with the Insurance Commissioner	133	133
Cost in excess of net assets acquired, net of accumulated amortization of $2,022 in 2002 and 2001	11,226	11,226

Total assets	$83,456	$66,653

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$17,051	$15,092
Customer advances	5,090	4,802
Current portion of long-term debt	521	566
Current portion of obligations under capital leases with affiliates	109	102
Current portion of obligations under capital leases with non-affiliates	177	146
Reserve for claim losses	3,570	2,730
Income tax payable	2,940	—
Due to affiliate	2,776	2,712

Total current liabilities	32,234	26,150
Long-term debt	595	2,962
Obligations under capital leases with affiliates	636	722
Obligations under capital leases with non-affiliates	822	906

Total liabilities	34,287	30,740
Shareholders’ equity:
Preferred stock, no par value; authorized 5,000,000 shares; issued and outstanding, none	—	—
Common stock, no par value; authorized, 50,000,000 shares; issued and outstanding, 9,516,535 in 2002 and 8,869,714 in 2001	—	—
Additional paid in capital	23,442	20,905
Retained earnings	26,578	13,741
Accumulated other comprehensive (loss) income	(851)	1,267

Total shareholders’ equity	49,169	35,913

Total liabilities and shareholders’ equity	$83,456	$66,653

See accompanying notes to condensed consolidated financial statements

AMERICAN NATIONAL FINANCIAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2002	2001	2002	2001

	(Unaudited)

	(In thousands, except per share data)
Revenues:
Net title service revenue — related party	$28,280	$18,885	$75,320	$54,062
Escrow fees	11,474	7,844	30,692	23,335
Underwriting premiums	5,795	2,354	13,763	5,698
Ancillary service fees	5,167	4,317	15,547	12,717
Gain on sale/ exchange of equity security	72	3	2,461	1,003
Investment revenue	351	335	1,137	910

Total revenues	51,139	33,738	138,920	97,725

Expenses:
Personnel costs	25,846	18,505	70,338	53,238
Other operating expenses including $603 and $851, and $1,561 and $2,914 with affiliate for the three-month and nine-month periods ended September 30, 2002 and 2001, respectively	13,926	8,608	35,259	24,247
Title plant rent and maintenance	2,221	1,733	6,457	5,748

Total expenses	41,993	28,846	112,054	83,233

Earnings before income taxes	9,146	4,892	26,866	14,492
Income taxes	3,396	2,055	11,015	5,991

Net earnings	$5,750	$2,837	$15,851	$8,501

Basic earnings per share	$0.61	$0.32	$1.73	$0.89

Weighted average shares outstanding, basic	9,479	8,779	9,147	9,568

Diluted earnings per share	$0.52	$0.29	$1.50	$0.82

Weighted average shares outstanding, diluted	11,048	9,946	10,584	10,399

Cash dividends per share, actual	$0.125	$0.125	$0.375	$0.325

Cash dividends per share after giving retroactive effect to 10% stock dividend and 25% stock split	$0.125	$0.10	$0.325	$0.305

See accompanying notes to condensed consolidated financial statements

AMERICAN NATIONAL FINANCIAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE EARNINGS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2002	2001	2002	2001

	(Unaudited)

	(In thousands)
Net earnings	$5,750	$2,837	$15,851	$8,501
Other comprehensive earnings (loss):
Unrealized gain (loss) on investment, securities available for sale(1)	(1,192)	339	(710)	1,267
Reclassification adjustment for (gains) in net earnings(2)	(46)	(2)	(1,408)	(592)

Other comprehensive earnings (loss)	(1,238)	337	(2,118)	675

Comprehensive earnings	$4,512	$3,174	$13,733	$9,176

(1)	Net of income taxes (benefit) of ($779) and $198, and ($446) and $990 for the three-month and nine-month periods ended September 30, 2002 and 2001, respectively.

(2)	Net of income taxes (benefit) of $26 and $1, and $1,053 and $411 for the three-month and nine-month periods ended September 30, 2002 and 2001, respectively.

See accompanying notes to condensed consolidated financial statements

AMERICAN NATIONAL FINANCIAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

					Accumulated
	Common Stock		Additional		Other	Total
			Paid In	Retained	Comprehensive	Shareholders’
	Shares	Amount	Capital	Earnings	(Loss) Earnings	Equity

	(In thousands, except per share data)
Balance, December 31, 2001	8,869,714	$—	$20,905	$13,741	$1,267	$35,913
Exercise of stock options, including associated tax benefit	793,394	—	4,292	—	—	4,292
Redemption of director and/or officer notes receivable in exchange for common stock retired	(146,573)	—	(1,755)	—	—	(1,755)
Unrealized loss on investment securities available for sale	—	—	—	—	(2,118)	(2,118)
Dividends ($0.325 per share)	—	—	—	(3,014)	—	(3,014)
Net earnings	—	—	—	15,851	—	15,851

Balance, September 30, 2002	9,516,535	$—	$23,442	$26,578	$(851)	$49,169

See accompanying notes to condensed consolidated financial statements

AMERICAN NATIONAL FINANCIAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,

	2002	2001

	(In thousands)
Cash flows from operating activities:
Net earnings	$15,851	$8,501
Adjustments to reconcile net earnings to cash provided by operating activities:
Depreciation and amortization	1,916	2,023
Gain on sale/exchange of investments	(2,461)	(1,003)
Loss on sale of property and equipment	3	14
Changes in:
Accounts receivables, net	(371)	415
Interest receivable	(29)	(126)
Tax benefit associated with the exercise of stock options	1,847	81
Prepaid expenses and other assets	(1,736)	(15)
Income taxes receivable and deferred income taxes	1,480	1,300
Accounts payable and other accrued expenses	1,656	6,243
Net increase in reserve for claim losses	840	185
Due to (from) affiliates	64	(11)
Customer advances	288	929

Net cash provided by operating activities	19,348	18,536

Cash flow from investing activities:
Proceeds from sale of investment securities	12,673	1,870
Proceeds from maturity investment securities	2,300	—
Proceeds from short term investments	480	—
Collections of notes receivable	—	552
Additions to property and equipment	(4,620)	(2,092)
Additions to notes receivable	—	(214)
Purchase of investment securities available for sale	(15,982)	(7,342)
Purchase of short term investments	(1,699)	(2,175)
Purchase of title plants	(1,433)	—

Net cash used in investing activities	(8,281)	(9,401)

Cash flows from financing activities:
Repayment of long-term debt	(2,412)	(506)
Payments of capital lease obligations	(197)	(188)
Proceeds from exercise of stock options	2,445	275
Additions to capital lease obligations	65	—
Proceeds from issuance of common stock	—	218
Dividends paid	(2,710)	(2,169)
Purchase of treasury stock	—	(6,188)

Net cash used in financing activities	(2,809)	(8,558)

Increase in cash and cash equivalents	8,258	577
Cash and cash equivalents at the beginning of period	9,400	9,450

Cash and cash equivalents at end of period	$17,658	$10,027

Supplemental disclosure of cash flow information:
Cash paid during the year:
Interest	$239	$328
Income taxes	6,699	5,050
Non-cash investing activities:
Dividend declared and unpaid	$1,185	$881

See accompanying notes to condensed consolidated financial statements

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note A —	Basis of Financial Statements

      The financial information included in this report includes the accounts of American National Financial, Inc. and its subsidiaries (collectively, the “Company”) and has been prepared in accordance with accounting principles generally accepted in the United States of America and the instructions to Form 10-Q and Article 10 of Regulation S-X. All adjustments, consisting of normal recurring accruals considered necessary for a fair presentation have been included. This report should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

      Certain reclassifications have been made to the 2001 Condensed Consolidated Financial Statements to conform to classifications used in 2002.

Note B —	Share and Per Share Restatement

      On June 27, 2002, our Board of Directors declared a five-for-four (5:4) stock split effective July 18, 2002. All data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effects of the stock split.

Note C —	Department of Insurance

      In June 2001, auditors from the State of California Department of Insurance commenced a market conduct examination of American Title Company (“ATC”). Similar examinations have been or are being conducted at virtually all companies in the title insurance business. The examination is not yet completed. We are unable to determine if an unfavorable outcome is either probable or remote, however, management does not believe that any outcome will have a material effect on our condensed consolidated financial statements.

Note D —	Earnings Per Share

      The Company presents “basic” earnings per share representing net earnings divided by the weighted average shares outstanding (excluding all common stock equivalents), and “diluted” earnings per share, representing the dilutive effect of all common stock equivalents. The following table illustrates the computation of basic and diluted earnings per share.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2002	2001	2002	2001

	(In thousands, except per share amounts)
Net earnings, basic and diluted basis	$5,750	$2,837	$15,851	$8,501

Weighted average shares outstanding during the period, basic	9,479	8,779	9,147	9,568
Plus: Common stock equivalent shares assumed from conversion of options	1,569	1,167	1,437	831

Weighted average shares outstanding during the period, diluted	11,048	9,946	10,584	10,399

Basic earnings per share	$0.61	$0.32	$1.73	$0.89

Diluted earnings per share	$0.52	$0.29	$1.50	$0.82

Note E —	Cash Dividend

      On September 25, 2002, our Board of Directors declared a quarterly cash dividend of $.125 per share, paid on October 21, 2002, to stockholders of record on October 7, 2002.

Note F —	Recent Accounting Pronouncements

      Pursuant to the Employee Stock Purchase Plan and the Non-Employee Director Stock Purchase Plan adopted September 29, 1999 by the Board of Directors of ANFI (collectively, the “Purchase Plan”), ANFI was authorized to loan to certain employees and non-employee directors an aggregate of $2,000,000 for the purchase of ANFI common stock, no par value (“Common Stock”). The Purchase Plan made open market purchases of Company common stock through a broker dealer designated by the Company. All loans were full recourse and unsecured, and had a five-year term with interest at six and one quarter percent (6 1/4%). In January 2002, the Emerging Issues Task Force (“EITF”) of the Financial Accounting Standards Board issued EITF 02-1 “Classification of Assets Received in Exchange for Equity Instruments.” Through March 31, 2002, the notes recorded in connection with these loans have been classified as notes receivable. Recent interpretations of EITF 02-1 require that such loans and accrued interest be classified as contra equity. Accordingly, at June 30, 2002, $1.8 million was reclassified to reduce stockholders’ equity.

      On July 10, 2002, the Company agreed to accept shares of its common stock as full payment of the notes. The price per share ($14.97 pre-stock split) was determined using the 20-day average closing price on the NASDAQ through July 10, 2002. On a post stock split basis ($11.99 per share), the Company received 146,575 shares of common stock, which shares were retired.

      In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS No. 141”) and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). SFAS No. 141 requires that all business combinations be accounted for under the purchase method. The statement further requires separate recognition of intangible assets that meet one of two criteria. The statement applies to all business combinations initiated after June 30, 2001.

      SFAS No. 142 requires an intangible asset that we acquire to be initially recognized and measured based on its fair value. The statement also provides that goodwill should not be amortized, but shall be tested for impairment annually, or more frequently if circumstances indicate potential impairment, through a comparison of fair value to its carrying amount. Existing goodwill was amortized through December 31, 2001, after which time amortization ceased. We performed a goodwill impairment test in accordance with SFAS No. 142 and there was no impairment of goodwill. Excluding amortization expense of $140,000 and $420,000 for the three and nine-month periods ended September 30, 2001, net earnings, basic earnings per share and diluted earnings per share would have been $3.0 million, $8.9 million, $0.34, $0.93 and $0.30, $0.86, respectively, for the three and nine-month periods ended September 30, 2001.

      In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment of Long-Lived Assets” (“SFAS No. 144”) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. While SFAS No. 144 supercedes Statement of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” it retains many of the fundamental provisions of that statement. SFAS No. 144 does not have a material impact on our financial statements or results of operations.

      In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”, (“SFAS No. 146”). This standard is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of this standard is not expected to have a material effect on the Company’s financial position or results of operations.

Note G —	Transactions with Affiliates

      On July 5, 2002, senior management of the Company, in a private transaction sold 627,982 shares, on a pre-split basis, of their personal holdings of the Company’s common stock to Fidelity National Financial, Inc. (“FNF”) at a negotiated price of $15.00 per share. Adjusted for the stock split, FNF received 784,978 shares at a price of $12.00 per share. FNF’s ownership in the Company is 28.5% as of September 30, 2002 compared to 19.9% as of June 30, 2002. Senior management ownership of the Company (excluding vested and unvested stock options) after this transaction is 25.1%.

Note H —	Note Payable

      In September 2002, we paid in full a $1.9 million mortgage note payable and accrued interest in the amount $3,000.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Factors That May Affect Operating Results

      The statements contained in this Quarterly Report on Form 10-Q that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company’s expectations, hopes, intentions or strategies regarding the future.

      Forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. The reader should consult the risk factors listed from time to time and other information disclosed in our reports on Forms 10-K and filings under the Securities Act of 1933, as amended.

      The following discussion provides information to help understand and assess significant changes and trends related to our financial condition and results of operations. You should read this discussion and analysis in conjunction with the consolidated financial statements and the notes thereto.

Overview

      Our revenues include net title service revenue, escrow fees, underwriting premiums, ancillary service fees, gain on sale/exchange of equity securities and investment income. Our operations generate escrow fees from holding and disbursing funds and documents in connection with the closing of real estate transactions. Escrow fees generally fluctuate in a pattern consistent with the fluctuation in net title service revenue. We also provide title insurance services through direct operations and through independent title insurance agents utilizing our underwriter, National Title Insurance of New York Inc. (“National”). Our ancillary services complement title and escrow services. In addition, many of our real estate related services are counter-cyclical to our title insurance and escrow services.

      Net title service revenue and escrow fee revenues are recognized as income at the time the underlying real estate transaction closes. Expenses directly related to the title and escrow process are recognized as they are incurred throughout the duration of the transaction. As a result, our recognition of revenue lags approximately 45-90 days behind the recognition of the corresponding expenses. Other fees and revenue are generally recognized as income at the time the underlying transaction closes; however, certain other fees and revenue are recognized as income over the period during which the service is provided. These factors may result in fluctuations in gross margins. Net title service revenues consist of gross title insurance premiums less an 11% underwriting fee paid to the underwriter. Investment revenue consists of revenues received from our investment portfolio in addition to the gain on sale/exchange of equity securities.

      While the number of orders that are closed affects our revenue, personnel costs are the largest component of our expenses. Since personnel costs are relatively fixed over the short term, in a rapidly declining market, reductions in the number of orders can adversely affect margins. Gross margins are also affected by the relative numbers of orders that relate to refinancing transactions as compared to those relating to real estate sale transactions.

      The average fee per file and corresponding gross margins are higher for real estate sale and resale transactions than refinance transactions for three principal reasons: (i) a larger percentage of sale and resale orders close as compared to refinance orders, (ii) typically two policies are issued in a resale transaction (one each to the buyer and lender) whereas only one is issued in a refinance transaction, (iii) the base rate charged on sale and resale transactions is typically higher than that charged on refinance transactions. As title insurance premiums are calculated with regard to the purchase price of the property or the amount of the related mortgage, average fees per file will also increase during periods in which real estate prices and corresponding mortgage loans are increasing.

Results of Operations

Revenue

      The following table presents information regarding the components of our revenue:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2002	2001	2002	2001

		(Unaudited)
Gross title premiums	$37,537	$23,561	$98,344	$66,430

Net title service revenue — related party	28,280	18,885	75,320	54,062
Escrow fees	11,474	7,844	30,692	23,335
Underwriting premiums	5,795	2,354	13,763	5,698
Ancillary services fees	5,167	4,317	15,547	12,717
Gain on sale/exchange of equity securities	72	3	2,461	1,003
Investment revenue	351	335	1,137	910

Total revenue	$51,139	$33,738	$138,920	$97,725

Orders closed	50,500	30,500	123,300	90,450

Average fee per file	$902	$913	$971	$919

      Total Revenue. Total revenue for the third quarter ended September 30, 2002 increased 51.6% to $51.1 million from $33.7 million in the comparable 2001 period. Total revenues for the nine-month period ended September 30, 2002 increased 42.2% to $138.9 million from $97.7 million for the same prior year period. The increase in total revenue for the three-month and nine-month periods is primarily the result of strength in our title, escrow, underwriting premiums and ancillary services, which were positively impacted by favorable market conditions, especially the favorable real estate market aided in part by reduced interest rates and increased money supply.

      Net Title Service Revenue — related party. Net title service revenue for the three-month and nine-month periods ended September 30, 2002 compared to the same 2001 periods increased $9.4 million, or 49.7% to $28.3 million from $18.9 million, and $21.3 million or 39.3% to $75.3 million from $54.1 million, respectively, which is the result of the increase in both closed title orders and in the refinance activity businesses. In the three-month periods ended September 30, 2002 and 2001, the average fee per file decreased to $902 and $913. The fee per file decrease in the three months ended September 30, 2002 and 2001, respectively, is consistent with the lower fee per file refinance market compared to the higher fee per file resale real estate market. In the nine-month periods ended September 30, 2002 and 2001 the average fee per file were $971 and $919. The fee per file increase is consistent with the mix of title orders closing in the higher fee per file resale business compared to a lower fee per file refinance driven market in comparable nine-month period.

      The following table depicts monthly title and escrow orders opened and closed for the first, second and third quarter of 2002 and 2001.

	Orders	Orders
Month	Opened	Closed

January 2002	15,300	12,600
February 2002	14,100	11,900
March 2002	14,300	12,900

First Quarter 2002	43,700	37,400
April 2002	15,500	12,200
May 2002	16,700	11,700
June 2002	18,800	11,500

Second Quarter 2002	51,000	35,400
July 2002	25,600	13,900
August 2002	37,200	18,000
September 2002	32,100	18,600

Third Quarter 2002	94,900	50,500
Nine-months ended 2002	189,600	123,300

January 2001	19,100	6,900
February 2001	20,000	8,200
March 2001	20,400	11,100

First Quarter 2001	59,500	26,200
April 2001	16,200	10,900
May 2001	15,900	11,900
June 2001	13,400	10,950

Second Quarter 2001	45,500	33,750
July 2001	12,600	10,900
August 2001	15,000	10,800
September 2001	14,000	8,800

Third Quarter 2001	41,600	30,500
Nine months ended 2001	146,600	90,450

      Escrow Fees. Escrow fees for the third quarter of 2002 were $11.5 million, an increase of $3.6 million, or 46.3% from the third quarter of 2001. The nine months ended September 30, 2002, escrow fees were $30.7 million, an increase of $7.4 million, or 31.5% from the comparable 2001 period. Escrow fees are primarily related to real estate transactions activity in the Company’s direct operations. The increase in escrow fees is primarily the result of market conditions fueled by continued interest rate decreases and our recent broadened market in Phoenix, Arizona and our newest market in Clark County, Nevada.

      Underwriting Premiums. Revenues from underwriting premiums for the third quarter of 2002 were $5.8 million, an increase of $3.4 million, or 146.2% from the third quarter of 2001. For the nine months ended September 30, 2002, underwriting premiums were $13.8 million, an increase of $8.1 million, or 141.5% from the comparable 2001 period. In 2002 the increase in underwriting premiums was indicative of the expansion of our underwriter both through direct operations in Clark County, Nevada and independent agency relationships.

      Ancillary Service Fees. Ancillary service fees, such as document preparation services, appraisal services, inspections services, notary signing services and property management services relate partly to the level and mix of business, as well as the performance of certain ancillary service businesses. Ancillary service fees for the third quarter of 2002 increased $850,000, or 19.7% to $5.2 million from $4.3 million in the comparable 2001 period. Ancillary service fees totaled $15.5 million for the nine-month period ended September 30, 2002, an increase of $2.8 million, or 22.3% from ancillary service fees of $12.7 million for the 2001 period. The increase in both periods ended September 30, 2002 is attributed to the Company’s strategy to strengthen its ancillary service business. The Company continues to leverage its core title and escrow businesses and its national presence to expand ancillary service businesses.

      Gain On Sale/ Exchange of Equity Securities. Gain on sale/exchange of equity securities in the nine-month period ended September 30, 2002 arose from our receiving 322,318 shares of CKE Restaurant Inc.’s (“CKE”) common stock for the remaining 656,453 shares of Santa Barbara Restaurant Group, Inc. (“SBRG”) common stock which we owned. SBRG and CKE concluded a merger in March 2002. The CKE stock price on the closing date of the transaction was $9.45 per share. In accordance with APB Opinion 29, Accounting for Nonmonetary Transactions, even though the shares received were not sold, a realized gain of $2.4 million was required to be recorded. The market price of the 322,318 shares of CKE common stock still owned by the Company was $4.00 per share on November 4, 2002. The $1.0 million gain in 2001 is the result of the sale of a large block of SBRG common stock at the then current market price.

      Investment Revenue. Investment revenue is primarily a function of securities markets, interest rates and the amount of cash available for investment. Investment income in the third quarter of 2002 increased $16,000 or 4.8% to $351,000 from $335,000 in the corresponding 2001 period. Investment revenue for the nine-month period ended September 30, 2002 totaled $1.1 million compared with $910,000 in the same 2001 period. The increase in investment and interest revenue earned in the third quarter ended September 30, 2002 is primarily the result of an increase in average invested assets.

     Expenses

      The following table presents the components of our expenses:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2002	2001	2002	2001

		(Unaudited)
Personnel costs	$25,846	$18,505	$70,338	$53,238
Other operating expenses	13,926	8,608	35,259	24,247
Title plant rent and maintenance	2,221	1,733	6,457	5,748

Total expenses	$41,993	$28,846	$112,054	$83,233

      Our principal costs include personnel costs, other operating expenses and title plant rent and maintenance. Personnel costs include both base salaries and commission expense paid to employees and are the most significant operating expense incurred. These expenses fluctuate with the level of orders opened and closed and the mix of revenue.

      Other operating expenses consist of facilities expenses, postage and courier services, computer services, professional services, advertising expense, general insurance, trade and note receivable allowances, depreciation expense and interest expense.

      Title plant rent and maintenance costs consist of payments to access title plants and the costs of updating these plants. Title plant rent and maintenance costs include daily update expenses that are dependent on the volume of real estate transaction activity and a rental charge that is based on actual usage.

      Personnel Costs. Personnel costs totaled $25.8 million, $18.5 million, $70.3 million and $53.2 million for the three-month and nine-month periods ended September 30, 2002 and 2001, respectively. Personnel costs, as a percentage of total revenue, exclusive of investment revenue and gain on sale/exchange of equity securities, decreased to 51.0% for the three-month period ended September 30, 2002 compared with 55.4% for the corresponding period in 2001. For the nine-month periods ended September 30, 2002 and 2001, personnel expenses as a percentage of total revenue, exclusive of investment revenue and gain on sale/exchange of equity securities, were 52.0% and 55.6%, respectively. Our ability to handle increased resale and refinance activity without a significant increase in staffing resulted in the decreased personnel expense as a percentage of revenue. We continue to take significant measures to maintain appropriate personnel levels and costs relative to the volume and mix of business and revenues. We continue to monitor the prevailing market conditions and will respond as necessary.

      Other Operating Expenses. Other operating expenses, as a percentage of total revenue, exclusive of investment income and gain on sale/exchange of equity securities, increased to 27.5% in the three-month period ended September 30, 2002 compared with 25.8% for the corresponding 2001 period. Other operating expenses, as a percentage of total revenue, exclusive of investment revenue and gain on sale/exchange of equity securities, increased to 26.1% for the nine-month period ended September 30, 2002 compared with 25.3% for the corresponding 2001 period. Our new market in Nevada and our expansion in Arizona caused the increase in other operating expenses for both the three-month and nine-month periods, however, certain fixed costs are incurred regardless of revenue levels, resulting in fluctuations year over year. In addition, expenses paid to affiliates declined due to the implementation of our own employee benefit programs, the costs of which are included in other operating expenses. We continuously review and evaluate operating expenses relative to existing and projected market conditions.

      Plant Rent and Maintenance Expense. Title plant rent and maintenance expense totaled $2.2 million and $1.7 million for the three month periods ended September 30, 2002 and 2001, respectively, and $6.5 million and $5.7 million for the nine-month periods ended September 30, 2002 and 2001, respectively. Title plant rent and maintenance expense decreased as a percentage of total revenue, exclusive of investment income and gain on sale/ exchange of equity securities, to 4.4% from 5.2% in the three-month periods ended September 30, 2002 and 2001, respectively, and to 4.8% from 6.0% as a percentage of total revenue, exclusive of investment revenue and gain on sale/ exchange of equity securities for the nine-month periods ended September 30, 2002 and 2001, respectively. The decrease in both the three and nine-month periods in title plant expense is primarily a result of renegotiations within several counties in California and Arizona resulting in maintaining consistent cost reductions for the Company as well as our increase in independent agency underwriting premiums.

      Income Taxes. Income taxes as a percentage of earnings, for the three-month and nine-month periods ended September 30, 2002, as a percentage of earnings, were 37.2% and 41.0%, income taxes for the three-month and nine-month periods ended September 30, 2001, were 42.0% and 41.4%, respectively. The fluctuations with income taxes as a percentage of earnings, is attributable to the effect of state income taxes on our wholly-owned underwritten title company and our ancillary service companies; the change in the amount and the characteristics of net revenue, operating income versus investment revenue; and the tax treatment of certain items.

Liquidity and Capital Resources

      Cash Flows. Our current cash requirements include debt service, debt relating to capital leases, personnel and other operating expenses, taxes and dividends on common stock. We believe that all anticipated cash requirements for current and long-term operations will be met from internally generated funds and through cash received from our subsidiaries. Our cash requirements include expenses relating to the development and expansion of National’s agency business. We presently have in place much of the infrastructure (principally consisting of personnel) that will be used for this development.

      Two significant sources of our funds are dividends and distributions from our subsidiaries. As a holding company, we receive cash from our subsidiaries in the form of dividends and as reimbursement for operating and other administrative expenses we incur. These reimbursements are executed within the guidelines of various management agreements between the Company and our subsidiaries. Our insurance underwriting subsidiary is restricted by state regulations in their ability to pay dividends and make distributions. Our underwritten title company and our ancillary companies collect premiums and fees and pay underwriting fees and operating expenses. These companies are restricted only to the extent of maintaining minimum levels of working capital and net worth, but are not restricted by state regulations or banking authorities in their ability to pay dividends and make distributions. The restrictions to maintain minimum levels of working capital and net worth have not changed since December 31, 2001.

      In March 2002, we completed the purchase of an ownership interest in a title plant located in Clark County, Nevada, for a purchase price of $1.3 million, paid in cash. Also, in March, we acquired the right to access a title plant located in San Francisco, California for $115,000, paid in cash.

      In April 2002, we completed the purchase of an office building located in the County of Orange, California, for a purchase price of $1.1 million, paid in cash. This building will house our growing American Documents division and a new escrow office.

      In September 2002, we paid in full a $1.9 million mortgage note payable and accrued interest in the amount $3,000.

      Capital Stock Transactions. On September 26, 2002, our Board of Directors approved a stock repurchase program. Under the program, the Company is authorized to repurchase up to an aggregate of $5 million of our common stock in the open market, in block purchases or in privately negotiated transactions, depending upon market conditions and other factors.

      On June 27, 2002, our Board of Directors declared a five-for-four (5:4) stock split effective July 18, 2002. All data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effects of the stock split.

      Critical Accounting Policies. There have been no material changes in our critical accounting policies described in our Annual Report on Form 10-K for the year ended December 31, 2001.

Item 3.     Quantitative and Qualitative Market Risk Disclosures

      There have been no material changes in the market risk disclosure described in our annual report on Form 10-K for the year ended December 31, 2001.

Item 4.     Controls and Procedures

      Within 90 days prior to the date of this report, we carried out an evaluation, under the supervision and with the participation of our principal executive officer and principal financial officer, of the effectiveness of the design and operation of the disclosure controls and procedures. Based on this evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures are effective in timely alerting them to material information required to be included in our periodic SEC reports. It should be noted that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

      In addition, we reviewed our internal controls, and there have no significant changes in our internal controls or in other factors that could significantly affect those controls subsequent to the date of their last evaluation.

PART II:     OTHER INFORMATION

Item 1.     Legal Proceedings

      In the ordinary course of business, we are involved in various pending and threatened litigation matters related to our operations, some of which include claims for punitive or exemplary damages. We believe that no actions depart from customary litigation incidental to our business and that the resolution of all such litigation will not have a material adverse effect on the Company.

Item 2.     Changes in Securities and Use of Proceeds

      On June 27, 2002, our Board of Directors declared a five-for-four (5:4) stock split effective July 18, 2002. All data with respect to earnings per share, dividends per share and share information, including price per share where applicable, have been retroactively adjusted to reflect the effects of the stock split. Fractional shares were cashed out and payments were made to shareholders in lieu of fractional shares.

Item 6.     Exhibits and Reports on Form 8-K.

      (a) Exhibits:

99.1	Certification of Periodic Financial Reports pursuant to 18 U.S.C. § 1350 signed by Michael C. Lowther, Chief Executive Officer.

99.2	Certification of Periodic Financial Reports pursuant to 18 U.S.C. § 1350 signed by Carl A. Strunk, Chief Financial Officer.

      (b) Reports on Form 8-K:

None.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN NATIONAL FINANCIAL, INC.

(Registrant)

By:	/s/ CARL A. STRUNK

Carl A. Strunk
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) and Director

Date: November 7, 2002

CERTIFICATIONS

      I, Michael C. Lowther, certify that:

1. I have reviewed this quarterly report on Form 10-Q of American National Financial, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the “Evaluation Date”); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6. The registrant’s other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ MICHAEL C. LOWTHER

Michael C. Lowther
Chairman and Chief Executive Officer

Date: November 7, 2002

CERTIFICATION

      I, Carl A. Strunk, certify that:

1. I have reviewed this quarterly report on Form 10-Q of American National Financial, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the “Evaluation Date”); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6. The registrant’s other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ CARL A. STRUNK

Carl A. Strunk
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer) and Director

Date: November 7, 2002

EXHIBIT INDEX

Exhibit	Description

99.1	Certification of Periodic Financial Reports pursuant to 18 U.S.C. § 1350 signed by Michael C. Lowther, Chief Executive Officer.
99.2	Certification of Periodic Financial Reports pursuant to 18 U.S.C. § 1350 signed by Carl A. Strunk, Chief Financial Officer.

Appendix F

Chapter 13 of California General Corporation Law

Dissenter’s Rights

1300. (a)	If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

(b)	As used in this chapter, “dissenting shares” means shares which come within all of the following descriptions:

(1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

(2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

(3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

(4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

(c)	As used in this chapter, “dissenting shareholder” means the record holder of dissenting shares and includes a transferee of record.

1301. (a)	If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder’s right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

(b)	Any shareholder who has a right to require the corporation to purchase the shareholder’s shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders’ meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(c)	The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

1302.	Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder’s certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. (a)	If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

(b)	Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. (a)	If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

(b)	Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

(c)	On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

1305. (a)	If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

(b)	If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

(c)	Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

(d)	Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

(e)	The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys’ fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

1306.	To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

1307.	Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

1308.	Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

1309.	Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

(a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys’ fees.

(b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

(c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder’s demand for purchase of the dissenting shares.

1310.	If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

1311.	This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

1312. (a)	No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

(b)	If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder’s shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder’s shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days’ prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

(c)	If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

1313.	A conversion pursuant to Chapter 11.5 (commencing with Section 1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in Section 1159.

PROXY

ANFI, INC.

SOLICITED BY THE BOARD OF DIRECTORS OF
ANFI, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of ANFI, Inc. (“ANFI”) hereby appoints Michael C. Lowther and Carl A. Strunk and each of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of ANFI which the undersigned is entitled to vote at the Special Meeting of Shareholders of ANFI to be held on Wednesday, March 26, 2003, at The Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612 at 10:00 a.m. local time, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF ANFI AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING.

The Board of Directors recommends a vote “FOR” Proposal 1.

This proxy may be revoked at any time before it is voted by: (i) filing with Jo Ann N. Bunton, Controller of ANFI at or before the special meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to Ms. Bunton at or before the special meeting; or (iii) attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute revocation of this proxy).

The undersigned acknowledges receipt from ANFI, prior to the execution of this proxy, of notice of the special meeting and a proxy statement/prospectus.

(Continued and to be signed on other side)

FOLD AND DETACH HERE

Vote by Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

FOLD AND DETACH HERE

Please mark your votes as indicated in this example.	X

1.	To approve the Agreement and Plan of Merger dated as of January 9, 2003, as amended by First Amendment to Agreement and Plan of Merger, dated as of February 21, 2003, by and among ANFI, Inc., Fidelity National Financial, Inc., and ANFI Merger Sub, Inc. and the transactions contemplated thereby.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the meeting.

DO YOU PLAN TO ATTEND THE MEETING:		YES ☐	NO ☐

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature(s)____________________________________________________________ Dated:__________________________, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

PROXY

ANFI, INC.

SOLICITED BY THE BOARD OF DIRECTORS OF
ANFI, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS

This instruction and proxy card is solicited by the Board of Directors of ANFI, Inc. (“ANFI”) for use at the Special Meeting of Shareholders to be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, on Wednesday, March 26, 2003 at 10:00 a.m., Pacific daylight time, from persons who participate in either (1) the Fidelity National Financial 401(k) Profit Sharing Plan (the “401(k) Plan”), or (2) the American National Financial Employee Stock Purchase Plan (the “ESPP”), or (3) both the 401(k) Plan and the ESPP.

By signing this instruction and proxy card, the undersigned hereby instructs Wells Fargo Bank Minnesota, N.A., Trustee for the 401(k) Plan and the ESPP, to exercise the voting rights relating to any shares of common stock of ANFI allocable to his or her account(s) as of February 11, 2003. This instruction and proxy card is to be returned to the tabulation agent at U.S. Stock Transfer in the enclosed postage paid envelope by March 19, 2003. For the 401(k) Plan, the Trustee will tabulate the votes received from all participants received by the deadline and will determine the ratio of votes for and against each item. The Trustee will then vote all shares held in the 401(k) Plan according to these ratios. For the ESPP, the Trustee will vote only those shares that are properly voted by ESPP participants.

(Continued and to be signed on other side)

FOLD AND DETACH HERE

Vote by Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

FOLD AND DETACH HERE

Please mark your votes as indicated in this example.	X

1.	To approve the Agreement and Plan of Merger dated as of January 9, 2003, as amended by First Amendment to Agreement and Plan of Merger, dated as of February 21, 2003, by and among ANFI, Inc., Fidelity National Financial, Inc., and ANFI Merger Sub, Inc. and the transactions contemplated thereby.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the meeting.

DO YOU PLAN TO ATTEND THE MEETING:		YES ☐	NO ☐

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature(s)____________________________________________________________ Dated:__________________________, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.